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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-7428

ING Mutual Funds

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
(Address of principal executive offices)      (Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:       October 31

Date of reporting period:       November 1, 2006 to April 30, 2007

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Semi-Annual Report

April 30, 2007

Classes A, B, C, I, O, Q and R

Global Equity Funds

• ING Global Equity Dividend Fund
• ING Global Natural Resources Fund
• ING Global Real Estate Fund
• ING Global Value Choice Fund
Global and Internation International Equity Funds

• ING Disciplined International SmallCap Fund
• ING Emerging Countries Fund
• ING Foreign Fund
• ING Greater China Fund
• ING Index Plus International Equity Fund
• ING International Capital Appreciation Fund
• ING International Growth Opportunities Fund
(formerly, ING International Fund)
• ING International Real Estate Fund
• ING International SmallCap Fund
• ING International Value Fund
• ING International Value Choice Fund
• ING International Value Opportunities Fund
• ING Russia Fund
International Fund-of-Funds

• ING Diversified International Fund	al Fixed-Income Funds • ING Emerging Markets Fixed Income Fund • ING Global Bond Fund

E-Delivery Sign-up — details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Dear Shareholder,

The year is far from over but already investors have witnessed some remarkable events. The bad news came in the form of global market tremors that followed February’s single-day freefall in Chinese stocks. There was also fallout following a downturn in the U.S. sub-prime mortgage industry.

But there have also been many positive developments as well. Here at home, the U.S. Federal Reserve Board appears confident about the future and, so far this year, we have seen several record-setting days in the markets. The news has been even better for international markets. Some analysts believe valuations remain more attractive in Europe and in emerging markets than those in the U.S. and are predicting continued growth in a number of countries including France, Germany and Japan.

What do we make of these contrasting signals? When friends and colleagues in the industry voice concerns about such seemingly divergent signposts, I remind them that such events underscore the importance of a well-diversified investment strategy. Study after study shows that a portfolio allocated across a diverse group of asset classes and investment sectors can help provide an investor with solid footing for the long-term, despite the short-term commotions.

We at ING Funds remain committed to providing our clients with a diverse and comprehensive line-up of innovative investment products, including a range of global and international investment solutions and retirement products — all designed for the long-term. Whatever your investing goals, we look forward to continuing to serve you.

Sincerely,

Shaun P. Mathews
President
ING Funds
May 1, 2007

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:      SIX MONTHS ENDED APRIL 30, 2007

In our last annual report, we described global equities markets recovering after a pullback due to interest rate concerns. The first half of the current fiscal year also saw investors knocked off balance, but this time it was a distant market generally closed to them that caused the scare. The China stock market had practically doubled in 2006 and the long expected correction eventually came on February 27, 2007 when the Shanghai Composite Index fell 9%. The effect on sentiment was to shake relative risk strategies worldwide. Yet, by the end of April much of the effect had faded and reversed itself as investors’ attention reverted to local issues. The Morgan Stanley Capital International World IndexSM(1) (“MSCI World IndexSM”) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) gained 9.7% for the half year. And the China market ended 26% higher than on February 26, 2007.

In currencies the dollar suffered from expectations that European interest rates would rise faster than those in the U.S., losing 6.5% against the euro, which reached a new all time high on April 27, 2007, and 4.65% against the pound. The yen however was buffeted by the “carry trade”: speculators borrow in yen at tiny interest rates and buy higher yielding securities in other currencies, often leveraged, riskily betting that the yen will not strengthen. Thus, the dollar gained 2.2% against the yen.

U.S. equities, represented by the Standard and Poor’s 500® Composite Stock Price Index(2) (“S&P 500® Index”), entered the new fiscal year against a backdrop of a stable federal funds rate since June 2006 and a slowing economy dragged by a slumping housing market. By the end of December 2006, this was showing some signs of bottoming out with unexpectedly good new and existing home sales figures reported in the last few days of 2006, along with rebounding consumer confidence. Early reports in 2007, sustained this view and estimated fourth quarter 2006 gross domestic product (“GDP”) growth was an impressive 3.5%.

However, from February it soon became apparent that the improvement in housing figures had only reflected the mild weather of early winter. New housing starts, sales and prices were now falling. GDP growth was sharply revised down below 3%. To make matters worse the country’s largest sub-prime mortgage lenders were reporting major losses.

Despite all this and a 3.5% drop in reaction to events in China, the S&P 500® Index held up well. Fourth quarter 2006 earnings figures showed a 14th straight double digit average increase, while the next merger or acquisition to revive investors’ spirits never seemed far away. The Federal Open Market Committee (“FOMC”), removed its tightening bias on March 21, 2007. By that time, the consensus was that sub-prime distress would be unlikely to spread to the broad economy. April was the best month for the market since 2003, even as the initial estimate of first quarter 2007 GDP growth was a slim 1.3%. For the half year, the S&P 500® Index returned 8.6% including dividends and ended just 3% below its record set more than seven years earlier.

Investors in international equities also enjoyed good to excellent returns based on MSCI indices. In Japan the economic recovery was losing impetus as our fiscal year started. Growth was only coming from exports and capital spending. Consumers were not participating despite the lowest unemployment rate, 4% since 1998 and prices that were barely rising. Yet business confidence remained high and profits healthy. And when a rebound in GDP growth at the fastest quarterly rate in three years was announced, supported at last by the consumer, it seemed the corner had been turned. The MSCI index was up over 13% for the fiscal year when the China market dropped. Most of that gain was erased over the next few days, before a succession of mixed economic reports, including the first year over year increase in land prices for 16 years, but also the resumption of consumer price deflation, allowed only partial retracement. For the six-month period, the MSCI Japan® Index(3) advanced 6.9%.

European ex UK markets at first bore some similarity. The Eurozone’s GDP growth was running out of steam and the third quarter’s annualized rate fell to 2%. Other headwinds in the form of a strengthening euro, a hawkish European Central Bank that raised rates twice and the rise in German sales tax should have dampened sentiment. Yet business confidence stayed buoyant and cheered by extensive merger and acquisition activity, markets in this region proved the most resilient of the major groupings in the face of China’s sharp fall. While a 10% gain almost vanished within days, the environment for stocks had improved due unexpectedly to the fastest GDP growth in years and the lowest unemployment for the Eurozone since records began. The MSCI Europe ex UK® Index(4) raced to a 13.6% return for the half year.

MARKET PERSPECTIVE:      SIX MONTHS ENDED APRIL 30, 2007

In the UK, the MSCI UK® Index(5) was more subdued, rising 7.8% over the six months. The price of housing continued to power ahead with average prices up more than 10% in 2006. This and a robust service sector appear to have raised the UK’s growth trajectory with fourth quarter 2006 GDP 3% higher than a year earlier and first quarter 2007 2.9% higher. The problem has been an acceleration of inflation to 3.1%, the highest in ten years, two interest rate increases by the Bank of England to 5.25% and the certainty of more to come if inflation does not subside. Again however, it was widespread, large-scale mergers and acquisitions energizing a market that clawed back all of its 6% loss after February 27, 2007 and more.

(1) The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(3) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(4) The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(5) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING GLOBAL EQUITY DIVIDEND FUND
PORTFOLIO MANAGERS’ REPORT

ING Global Equity Dividend Fund (the “Fund”) seeks growth of capital with dividend income as a secondary consideration. The Fund is managed by Nicolas Simar, Head of Value/ High Dividend and Moudy El Khodr, Senior Investment Manager Equities both of ING Investment Management Advisors B.V. — the Sub-Adviser.

Performance: For the six months ended April 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 11.60% compared to the Morgan Stanley Capital International World IndexSM(1) (“MSCI World IndexSM”), which returned 11.87% for the same period.

Portfolio Specifics: In the six-month period ended April 30, 2007, the markets experienced increased levels of volatility. The Fund benefited by posting respectable returns, both absolute and relative to its benchmark. The last few months of 2006 were slightly positive, with mixed economic data being the main catalyst for stock market moves. In November, economic news was slightly weak. However, positive economic news in December paved the way for a strong start to 2007. Throughout the period, various events caused the markets to vacillate wildly. These included intense merger and acquisition activity, speculation on future U.S. interest rate movements, a sell-off in China, and better-than-expected company earnings’ reports. Oil prices also experienced increased levels of volatility, which impacted the energy and utilities sectors. China became the center of attention in February as rumors circulated that the country’s government might implement a capital gains tax, which caused investors to flee equities markets, particularly emerging markets. The financials sector was particularly impacted by worries over the U.S. sub-prime mortgage market and the uncertainty surrounding the direction of interest rates. Heightened merger and acquisition activity included Dutch bank ABN Amro being the subject of a bidding war between Barclays, and a consortium including Royal Bank of Scotland, Fortis and Santander. In addition, U.S. utility company TXU became a private equity takeover target. This activity served to boost interest in equities in the later part of the period.

Country Allocation

as of April 30, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

The Fund’s holdings in the financials sector outperformed significantly over the period. Despite some worries around February and March relating to sub-prime lending, the sector surged ahead. This came as U.S. brokers, who were assumed to have significant exposure to the U.S. sub-prime market, posted strong results. The ABN Amro takeover battle also helped financials in Europe. Our underweight positions in healthcare and information technology helped as the two sectors underperformed. Information technology experienced a turbulent period in February and March when the sector was negatively impacted by a flight to safety.

In contrast, underweight positions in industrials and materials acted as a drag as both sectors outperformed. The sectors experienced positive earnings results on the back of higher commodity prices and increased merger and acquisition activity. Sentiment was boosted in these sectors by reorganization and bid speculation in companies like Temple Inland (paper and packaging) and industrials Deutsche Post.

We took profits by selling our entire position in Public Service Enterprises, a U.S. utilities company, which performed well during the period. In financials, our position in ABN Amro Holdings NV also helped. Telecommunications services company Magyar Telekom, the Hungarian fixed-line operator, performed well after Deutsche Telekom, the majority owner of Magyar Telekom, confirmed it would not sell its stake to a Russian company. The market viewed this move positively. Also, in general the Fund benefited from its zero weight in Japan.

In contrast, consumer discretionary company DSG International, a UK consumer electronics retailer, reported a loss in second-half earnings related to its Italian operations and declining domestic sales. A position in Washington Mutual, the U.S. retail bank, also hurt the Fund. Concerns surrounding the U.S. housing market weighed on the stock even though the company reported improved profitability for 2006.

Current Strategy and Outlook: Our outlook for the Fund remains positive as investments in defensive companies may deliver downside protection as these companies, in our view, are less dependent on the cyclical economic environment and offer stable, high-dividend yields. We believe these positions may outperformance versus global equities, especially if we experience downward pressures and profit taking by investors. If the equity markets move sideways, we believe stock selection and our consistent, disciplined strategy will add value. In our opinion, this should result in positive absolute returns and outperformance relative to global equities. Only in the case of a strong rally, will it be difficult to outperform global equities. If the rally is broadly driven, investments in financials and industrials are also expected

Top Ten Holdings*

as of April 30, 2007
(as a percent of net assets)

BCE, Inc.	1.7%

Bank of America Corp.	1.6%

Citigroup, Inc.	1.5%

ENI S.p.A.	1.5%

Royal Bank of Scotland Group PLC	1.5%

Washington Mutual, Inc.	1.5%

Altria Group, Inc.	1.5%

UST, Inc.	1.4%

Precision Drilling Trust	1.2%

TransCanada Corp.	1.2%

*	Excluding short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

to perform well. However, a rally driven by growth stocks (especially IT or healthcare) we believe will be the most difficult environment for the strategy. Nevertheless, we do not believe that absolute returns will be negative under this scenario. Regardless, the strategy will continue to look for sectors or individual stocks and exploit temporary undervaluations when they occur.

(1) The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING GLOBAL NATURAL RESOURCES FUND
PORTFOLIO MANAGERS’ REPORT

ING Global Natural Resources Fund (the “Fund”) seeks to attain long-term capital appreciation. The Fund is managed by James A. Vail, CFA, Portfolio Manager and Anthony Socci, Vice President and Portfolio Manager both of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended April 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 14.24% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”) and the Goldman Sachs Natural Resources Index(2) which returned 8.60% and 14.64%, respectively, for the same period.

Portfolio Specifics: The last six months have produced attractive returns in the natural resources space after fears of a global economic slowdown failed to materialize. The energy sector rose significantly in March and April as colder weather in the U.S. pushed natural gas prices higher. The materials sector saw a significant surge in base metal prices, led by nickel which was up by more than 60%. Additionally, prices for copper, tin, lead and zinc rose significantly during this period. This strength reflects continued global economic expansion, lower inventory levels, and recurrent supply concerns.

During this period, the Fund benefited from favorable stock selection in the materials and utility sectors. In materials, the

Country Allocation

as of April 30, 2007
(as a percent of net assets)

United States	75.6%

Canada	11.5%

Brazil	2.9%

Netherlands	2.6%

Australia	2.2%

France	1.5%

Papua New Guinea	1.0%

United Kingdom	1.0%

Jersey	0.5%

Russia	0.5%

South Africa	0.5%

Bermuda	0.3%

Other Assets and Liabilities – Net	(0.1)%

Net Assets	100.0%

Portfolio holdings are subject to change daily.

decision to overweight steel was the largest positive contributor. Strength in this industry reflected stronger-than-expected product prices and tighter export fees on Chinese steel. Our decision to not own Barrick Gold and Newmont Mining in the gold sub-sector also helped returns. In the utility sector, our investment in Mirant Corp. continued to benefit from rising power prices, exposure to regions with supply constraints and recent news that it may be a takeover candidate.

In contrast, weak stock selection in energy detracted from performance. Our investment in Evergreen Energy continued to experience negative investor sentiment toward its proprietary coal process. Other detractors were Hercules Offshore and Diamond Offshore Drilling, both reflecting concerns over natural gas inventories. Finally, our decision to underweight ConocoPhillips and Chevron Corp. hurt the portfolio as both companies continued to generate strong profits.

Current Strategy and Outlook: We continue to believe that we are in the midst of an extended positive natural resource cycle, fueled by healthy demand and a lack of a meaningful response from the supply side. We believe, a lack of investment across the board will continue to support higher prices. Additionally, given the inability of new supplies to come on stream rapidly, we believe prices will remain high going forward. As recently as the first week in April, analysts increased earnings estimates to reflect higher-than-expected commodity prices. We believe this trend should continue. In our opinion, the stocks in the broadly defined natural resource

Top Ten Holdings

as of April 30, 2007
(as a percent of net assets)

ExxonMobil Corp.	7.8%

ConocoPhillips	7.0%

Schlumberger Ltd.	5.1%

Occidental Petroleum Corp.	3.6%

Hess Corp.	3.1%

Valero Energy Corp.	3.1%

Chevron Corp.	3.0%

Newfield Exploration Co.	2.5%

Cabot Oil & Gas Corp.	2.5%

Plains Exploration & Production Co.	2.5%

Portfolio holdings are subject to change daily.

sector continue to reflect doubt as to the length and breadth of the cycle. We believe this doubt represents an attractive opportunity for the Fund.

(1) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies whose securities are traded on major U.S. stock markets.

(2) The Goldman Sachs Natural Resources Index is an unmanaged index and a market-capitalization-weighted index of 112 stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metals, timber and other sub-sectors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING GLOBAL REAL ESTATE FUND
PORTFOLIO MANAGERS’ REPORT

ING Global Real Estate Fund (the “Fund”) seeks to provide investors with high total return. The Fund is managed by T. Ritson Ferguson, Chief Investment Officer and Portfolio Manager, Steven D. Burton, Managing Director and Portfolio Manager and Joseph P. Smith, Managing Director and Portfolio Manager, each of ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: For the six months ended April 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 13.74% compared to the Standard & Poor’s/ Citigroup World Property Index(1) (“S&P/ Citigroup World Property Index”), which returned 15.84% for the same period.

Portfolio Specifics: Overall performance for the six months ended April 30, 2007, was driven by the Asia-Pacific and European regions. Asian property stocks garnered the best performance by major region of the world with a total return of 25.3% (in USD), driven by Singapore’s total return of 52.7%. In our opinion, Singapore continues to show signs of economic expansion. Japan, 2007’s surprise story, generated a total return of 24.8%, as fundamentals continue to improve.

The European region followed with a total return of 17.5%, led by Continental Europe, where returns were consistently positive across all major property markets. The U.K. market saw all of the large-capitalization property companies convert to a real estate investment trust (“REIT”) structure in January. This positive event; however, was offset by a surprise rate increase by the Bank of England that knocked the wind out of the U.K. property stocks, which are down close to 7%

Country Allocation

as of April 30, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

year-to-date. North America total return was 7.1%, as the U.S. markets, which opened 2007 on a strong note, sold off in recent months.

Thematically, some of the more significant events among world property stocks over the past six months have been: 1) the conversion of over $50 billion of listed property companies to the REIT structure in the U.K. in January 2007; 2) continued mergers and acquisitions (“M&A”) activity, especially in the U.S., culminating with the Equity Office privatization deal, the largest ever in the REIT market, which closed in early February; 3) improving fundamentals in all major markets as the global economy, especially in Pacific Rim countries; 4) continued syndicate activity with the formation of new property companies worldwide; and 5) the approval of the REIT structure in Germany.

Stock selection in the Hong Kong and Singapore markets were positive contributors to relative performance for the period, while stock selection in the U.S. and Germany detracted slightly from performance. Overweights in Tokyo-focused companies Mitsubishi Estate Co., Ltd. and Mitsui Fudosan Co., Ltd. were positive contributors to the relative performance of the Fund. Property sector and stock selection within the retail and office sectors were additive to relative performance and security selection within the apartment and diversified sectors were a slight drag on relative performance.

Current Strategy and Outlook: The Fund, while maintaining a core of higher dividend yielding, defensively positioned stocks, is in our opinion, positioned to take advantage of the higher growth countries and sectors which will likely respond better to sustained economic recovery. The Fund has decreased its exposure to U.S. property stocks during the past six

Top Ten Holdings*

as of April 30, 2007
(as a percent of net assets)

Mitsubishi Estate Co., Ltd.	4.6%

Mitsui Fudosan Co., Ltd.	4.5%

Westfield Group	4.1%

Simon Property Group, Inc.	3.4%

Land Securities Group PLC	3.4%

British Land Co. PLC	2.4%

Sun Hung Kai Properties Ltd.	2.4%

Boston Properties, Inc.	2.3%

Sumitomo Realty & Development Co., Ltd.	2.0%

General Growth Properties, Inc.	1.8%

*	Excluding short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

months, maintained a slight underweight in continental Europe and added exposure to the recovering economies of the Asia-Pacific region, particularly Japan and Singapore which are exhibiting improving property fundamentals and economic growth. Through an average 3% dividend yield plus 5-10% prospective annual earnings growth, global property stocks, we believe, continue to be well-positioned to conservatively deliver attractive total returns over the next several years.

(1) The S&P/ Citigroup World Property Index is an unmanaged market weighted total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING GLOBAL VALUE CHOICE FUND
PORTFOLIO MANAGERS’ REPORT

ING Global Value Choice Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by David B. Iben, CFA, Chief Investment Officer and Managing Director of Tradewinds Global Investors, LLC(1) (“Tradewinds”) — the Sub-Adviser.

Performance: For the six months ended April 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 14.46% compared to the Morgan Stanley Capital International All Country World IndexSM(2) (“MSCI All Country World IndexSM”) and the Morgan Stanley Capital International World IndexSM(3) (“MSCI World IndexSM”), which returned 12.50% and 11.87%, respectively, for the same period.

Portfolio Specifics: For the six months ended April 30, 2007, global equity markets continued their upward momentum, despite a dramatic, but temporary reversal, when a plunge in China’s stock exchanges in late February triggered downturns across markets worldwide.

During the period, the Fund’s exposure in the industrials sector paced the Fund’s positive performance. Agco Corp., a manufacturer and distributor of agricultural equipment, was the Fund’s single largest contributor to performance as the agricultural industry continued to work its way out of a cyclical bottom. Railroad operator Union Pacific Corp’s stock price appreciated over the period after the company announced in late January its best year ever, achieving all-time records for operating revenue, operating income and net income. The company also announced a share repurchase and increased the quarterly dividend on the company’s common stock. Consumer staples holding Tyson Foods, Inc. is the world’s largest protein provider and supplies beef, chicken, and pork to the global marketplace and we believe that the company has the potential to benefit from increased foreign demand. The Fund’s Tyson Foods, Inc. holding was one of the largest individual contributors to performance.

The Fund’s information technology holdings hindered performance the most. In

Country Allocation

as of April 30, 2007
(as a percent of net assets)

United States	44.0%

Japan	13.4%

Canada	10.5%

South Korea	6.1%

United Kingdom	5.2%

France	4.6%

Netherlands	4.2%

Taiwan	2.0%

Australia	1.9%

South Africa	1.9%

Italy	1.7%

Finland	1.6%

Countries less than 1.6%(1)	4.0%

Other Assets and Liabilities – Net*	(1.1)%

Net Assets	100.0%

*	Includes short-term investments related to securities lending collateral and U.S. government agency obligations.
(1)	Includes four countries, which each represents less than 1.6% of net assets.

Portfolio holdings are subject to change daily.

particular, Korean-based Samsung SDI Co., Ltd., one of the world’s largest cathode ray tube and plasma display panel manufacturers, suffered during the period due to increased competition and price deterioration of its products. We continue to believe, however, that the company is a quality franchise, with a strong balance sheet and dominant market share. Canada’s Barrick Gold Corp. shares experienced volatility throughout the period, but ended the period as a detractor from performance. The company, like many others in the industry, is being challenged by rising operating and labor costs. We continue to believe that long-term worldwide demand for many basic materials will outpace long-term supply. Barrick Gold Corp. is the world’s largest gold producer and remains one of the Fund’s largest holdings.

While the Fund’s investments represented numerous countries from around the world, U.S. investments contributed the most to performance while the Fund’s South Korean holdings detracted the most from performance. The Fund remains heavily overweighted in materials and heavily underweighted in financial sector stocks.

Current Strategy and Outlook: Although today’s markets offer a challenging environment, we continue to look for buying opportunities created by investor over-reaction to such things as inclement weather, lower than expected earnings announcements, unfavorable court rulings and regulatory changes, political risk, etc. Tradewinds seeks to invest the Fund in companies that we feel trade below their intrinsic value and in our opinion are mispriced by the market. Tradewinds favors strong business franchises with significant barriers to entry that have the potential to create value over the long-term. We continue to believe the Fund is well positioned in food, agriculture, commodities, and basic materials companies worldwide and continue to diligently search the world for investment opportunities.

Top Ten Holdings*

as of April 30, 2007
(as a percent of net assets)

Royal Dutch Shell PLC ADR	4.2%

Apex Silver Mines Ltd.	3.7%

Smithfield Foods, Inc.	3.7%

Union Pacific Corp.	3.6%

Newmont Mining Corp.	3.4%

Barrick Gold Corp.	3.3%

AGCO Corp.	3.3%

Tyson Foods, Inc.	3.2%

Chevron Corp.	3.1%

Kao Corp. ADR	2.9%

*	Excludes short-term investments related to securities lending collateral and U.S. government agency obligations.

Portfolio holdings are subject to change daily.

(1) Effective February 28, 2007, Tradewinds NWQ Global Investors, LLC changed its name to Tradewinds Global Investors, LLC.

(2) The MSCI All Country World IndexSM is an unmanaged index of developed- and emerging-market equities in nations throughout the world.

(3) The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING DISCIPLINED INTERNATIONAL SMALLCAP FUND
PORTFOLIO MANAGERS’ REPORT

ING Disciplined International SmallCap Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Omar Aguilar, Ph.D., Portfolio Manager and Vincent Costa, CFA, Portfolio Manager, both of ING Investment Management Co. — the Sub-Adviser.

Performance: Since the Fund’s inception on December 20, 2006 through April 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 13.00% compared to the Standard and Poor’s Citigroup Extended Market Index World Ex. U.S.(1) (“S&P/ Citigroup EMI World Ex. U.S.”), which returned 11.65%, for the period from January 1, 2007 through April 30, 2007.

Portfolio Specifics: Security selection drove returns over the period. Selection in financials and materials particularly helped performance. Sector allocation materially benefited returns during the period; particularly due to overweight positions in consumer discretionary and utilities.

Notable stock performers in financials included Astroc Mediterraneo, a Spanish real estate company and Kyobo Securities, a Korean financial services company. Both rose over the period. Positions in bwin Interactive Entertainment, an Austria-based provider of online gaming entertainment and Italian motorcycles manufacturer Ducati Motor Holding S.p.A., which gained due to improved operational income, also helped. Another significant contributor came from a position in International Power, a utilities company which gained during the period due to positive earnings news.

Country Allocation

as of April 30, 2007
(as a percent of net assets)

United Kingdom	19.7%

Japan	17.0%

France	10.5%

Germany	8.1%

Canada	7.1%

Italy	7.1%

Switzerland	6.0%

Australia	5.7%

South Korea	4.7%

Netherlands	3.6%

Spain	3.6%

Sweden	2.2%

Countries between 1.1% – 1.8%(1)	4.2%

Countries less than 1.1%(2)	4.3%

Other Assets and Liabilities – Net*	(3.8)%

Net Assets	100.0%

*	Includes short-term investments related to repurchase agreement.
(1)	Includes three countries, which each represents 1.1% – 1.8% of net assets.
(2)	Includes eleven countries, which each represents less than 1.1% of net assets.

Portfolio holdings are subject to change daily.

In contrast, Jessops PLC, a photographic products and services retailer, acted as a drag as the company fell on profit warnings. While Bodycote International, gained during the period, increased levels of volatility during the period meant the position acted as a net detractor to returns.

Current Strategy and Outlook: Our research builds structured portfolios of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. Our analysis positions the Fund to capitalize on what we believe are high-quality companies with superior business momentum, growing earnings and attractive valuations.

At the end of the period, the Fund was overweight energy and underweight industrials and consumer discretionary.

Top Ten Holdings*

as of April 30, 2007
(as a percent of net assets)

Holcim Ltd.	0.8%

Accor SA	0.8%

Alstom	0.7%

International Power PLC	0.6%

Infineon Technologies AG	0.6%

Lagardere SCA	0.6%

Vallourec	0.6%

Adecco SA	0.5%

Swatch Group AG	0.5%

Fresenius Medical Care AG & Co. KGaA	0.5%

*	Excludes short-term investments related to repurchase agreement.

Portfolio holdings are subject to change daily.

(1) The S&P/ Citigroup EMI World Ex. U.S. is an unmanaged index which consists of the smaller capitalization stocks of the Citigroup Broad Market Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING EMERGING COUNTRIES FUND
PORTFOLIOS MANAGERS’ REPORT

ING Emerging Countries Fund (the “Fund”) seeks maximum long-term capital appreciation. The Fund is managed by Brandes Investment Partners, L.P. (“Brandes”), the Sub-Adviser. Brandes’ Emerging Markets Investment Committee is responsible for making the day-to-day investment decisions for the Fund. Alphonse Chan, CFA, Portfolio Manager, Christopher Garrett, CFA, Institutional Portfolio Manager, Douglas Edman, CFA, Director — Investments, Gerardo Zamorano, CFA, Senior Analyst, Greg Rippel, CFA, Senior Analyst, and Steven Leonard, CFA, Senior Analyst, are the six voting members of Brandes’ Emerging Markets Investment Committee.

Performance: For the six month period ended April 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 22.32% compared to the Morgan Stanley Capital International Emerging Markets IndexSM(1) (“MSCI EM IndexSM”), which returned 20.27% for the same period.

Portfolio Specifics: Gains for positions in the diversified telecommunication services, chemicals, and wireless telecommunication services industries generally advanced. Holdings from the industries registering advances in the period included Brasil Telecom Participacoes SA ADR (Brazil — diversified telecommunication services), Sinopec Yizheng Chemical (China — chemicals), and Partner Communications (Israel — wireless telecommunication services). Among the Fund holdings experiencing price declines during the six month period were Taro

Country Allocation

as of April 30, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

Pharmaceuticals Industries (Israel — pharmaceuticals) and Far EasTone Telecommunications Co., Ltd (Taiwan — wireless telecommunication services).

On a country level, price advances for the Fund’s holdings based in Brazil, China, and South Korea made positive contributions to returns. Top performers from these countries included Vivo Participações (Brazil — wireless telecommunication services), Brilliance China Auto Holdings (China — automobiles), and LG Chemical (South Korea — chemicals).

Relative to the index, the Fund benefited from an underweight exposure to the oil, gas & consumable fuels industry and an overweight exposure to the diversified telecommunication services industry. The Fund’s stock selection in the automobiles industry also helped performance relative to the MSCI EM IndexSM. Conversely, stock selection in the wireless telecommunication services industry has a modest negative impact on relative performance. Industry exposures are the result of our individual security selection — not top-down industry forecasts.

During the period, we sold select positions as their market prices advanced toward our estimates of their intrinsic values, including Manila Electric (Philippines — electric utilities), Posco (South Korea — metals & mining), and DBS Group Holdings (Singapore — commercial banking). We purchased shares of companies at prices that we consider attractive, including Charoen Pokphand Foods PCL (Thailand — food products), Koor Industries Ltd. (Israel — industrials), and Bangkok Bank PCL (Thailand — commercial banking).

Current Strategy and Outlook: While we monitor short-term events in

Top Ten Holdings*

as of April 30, 2007
(as a percent of net assets)

LG Electronics, Inc.	3.7%

LG Chem Ltd.	3.5%

Banco Latinoamericano de Exportaciones SA	3.1%

SK Telecom Co., Ltd. ADR	3.0%

First Pacific Co.	2.9%

Weiqiao Textile Co.	2.9%

AFP Provida SA ADR	2.8%

KT Freetel Co., Ltd.	2.5%

Brasil Telecom Participacoes SA ADR	2.5%

Vivo Participacoes SA ADR	2.4%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

emerging markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective and believe that none or very little of the short-term “market news” provides useful information to investors.

(1) The MSCI EM IndexSM is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING FOREIGN FUND
PORTFOLIO MANAGERS’ REPORT

ING Foreign Fund (the “Fund”) seeks long-term growth of capital. The Fund is managed by Rudolph-Riad Younes, CFA, Senior Vice President and Head of International Equity and Richard Pell, Senior Vice President and Chief Investment Officer, both of Julius Baer Investment Management LLC — the Sub-Adviser.

Performance: For the six months ended April 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 17.70% compared to the Morgan Stanley Capital International All Country World ex-US IndexSM(1) (“MSCI All Country World ex US IndexSM”) and the Morgan Stanley Capital International — Europe, Australasia and Far East® Index(2) (“MSCI EAFE® Index”) which returned 15.89% and 15.46%, respectively, for the same period.

Portfolio Specifics: During the review period, we continued to favor Central and Eastern European investments which benefited performance results. In particular, Poland, Russia and Hungary were positive contributors. OTP Bank Nyrt (Hungary), PKO Bank Polski and Bank Polska Kasa Opieki (Poland) were all top relative contributors to results and largely explained the positive contribution of financials over the period. Within Russia, although positions held in Gazprom ADRs and OJSC Rosneft GDRs detracted from results, our exposure to Sberbank RF and UES Russia GDRs more than made up for this weakness. In other emerging markets, warrants on Bharti Televentures (India) had a positive contribution whereas Samsung Electronics Co., Ltd. (S. Korea) detracted from results.

Our decision to underweight Japanese equities was supportive to results, although stock selection reduced this positive impact. In the United Kingdom, stock selection as well as our underweight to this market contributed to results. In Asia ex-Japan, stock selection had a negative impact on results. Positions held in Melco International Development and Shun TAK Holdings

Country Allocation

as of April 30, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

Ltd. (Hong Kong), both of which are involved in the fast growing real estate market in Macau, experienced profit taking over the period. In the dollar bloc markets, we were negatively impacted in the materials sector. In particular, our overweighted position in Newcrest Mining Ltd. (Australia) which lagged the Index, was a detractor to results. However, our underweight as well as stock selection in Canada helped results.

Our focus on laggard economies in Europe and those industries poised to benefit from economic improvement supported results in markets such as Germany, France and Italy. The position held in Commerzbank AG (Germany) further contributed to results within financials. The healthcare sector was also a positive contributor due to stock selection. Fresenius AG (Germany), the world’s biggest provider of kidney dialysis was a top contributor in this sector. Within energy, our underweight as well as stock selection supported results.

Current Strategy and Outlook: In our opinion, Continental European markets remain attractive amid a wave of structural change in the corporate environment. We believe globalization is finally being perceived as a real threat to companies, particularly in France, Germany & Italy, and companies are coming to grips with improving productivity. Germany in particular, is interesting where, we believe the backdrop is improving, and we are focusing on banking, retailing and real estate related companies. In our opinion, valuations in Continental Europe are not demanding and we anticipate corporate earnings to advance more quickly in Europe than in other developed markets.

In our opinion, companies in the United Kingdom have improved corporate profitability, a process which we believe may be coming to an end. Also, we believe the consumer has likely reached a point where it will be difficult to rely on them to continue to spend more and keep the economy moving, and we remain underweight.

Within Japan, corporate governance remains a concern and we continue to find valuations extended, and we prefer opportunities in Continental Europe. In our opinion, the market is also vulnerable to global imbalances, particularly in the U.S.

Top Ten Holdings*

as of April 30, 2007
(as a percent of net assets)

OTP Bank Nyrt	2.3%

Komercni Banka AS	1.9%

Vodafone Group PLC	1.4%

Nestle SA	1.3%

Total SA	1.3%

OMV AG	1.2%

Lafarge SA	1.2%

GlaxoSmithKline PLC	1.2%

Commerzbank AG	1.2%

State Bank of India Ltd.	1.0%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

We remain focused on Central and Eastern Europe which continues to exhibit strong growth prospects. We remain underweight in China amid continued concerns over corporate governance issues and vulnerability from a potential global slowdown.

(1) The MSCI All Country World ex US IndexSM measures the returns of equities of companies which are domiciled outside the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(2) The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or fees of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING GREATER CHINA FUND
PORTFOLIO MANAGERS’ REPORT

ING Greater China Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Nick Toovey, CFA, Bratin Sanyal, Oscar Leung Kin Fai, CFA and Michael Hon Lung Chiu, CFA, all of ING Investment Management Asia/ Pacific (Hong Kong) Limited — the Sub-Adviser.

Performance: For the six months ended April 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 18.19% compared to the Morgan Stanley Capital International (“MSCI”) All Countries Golden Dragon Index(1), which returned 16.89% for the same period.

Portfolio Specifics: The Fund benefited from its overweight in China as the country outperformed. However, its equity markets suffered a short-term correction in February led by concerns over macroeconomic controls as well as government measures related to the domestic ’A’-share market. These concerns were short-lived and the market subsequently rebounded.

China reported a strong set of macroeconomic figures including gross domestic product (“GDP”) which grew at 10.4% and 11.1% year over year for the fourth quarter of 2006 and the first quarter of 2007, respectively. As a result, China’s central bank, the People’s Bank of China, continued to raise interest rates and increase the reserve ratio of the commercial banks in order to dampen lending growth. Despite these measures, companies in China reported positive results in their 2006 and first-quarter 2007 financial reports. Currency appreciation was another positive factor as the Chinese Renminbi appreciated 2.2%, during the period.

In Hong Kong, GDP growth remained high at 7.0% year over year for the fourth quarter 2006. Local politics in Taiwan remained deadlocked. Concerns over U.S. economic growth also hurt the performance of the information

Country Allocation

as of April 30, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

technology sector, which underperformed the broader market. GDP growth in Taiwan slowed to 4.02% year over year for the fourth quarter 2006 due to a decline in consumer confidence.

Thanks to the strong performance of the domestic Chinese ’A’-share market, our overweight position there contributed positively to the Fund. In particular, overweight positions in Shanghai Pudong Development Bank and China Merchants Bank were major contributors to the portfolio. Overweight positions in Hong Kong property companies, including Hang Lung Group Ltd., also performed well. Consumer stocks in China performed favorably as a group, including our position in China Resources Enterprises, which successfully turned its business around.

In contrast, our position in Chinese property company SPG Land Holdings Ltd. acted as a drag as it underperformed. The Fund was also hurt by underweight positions in China Steel Corp. and Formosa Plastics, which performed well during the period.

Current Strategy and Outlook: The Chinese domestic ’A’-share market has stabilized, and has even reached new highs since the correction in February. In our view, corporate earnings growth is on track and earnings revisions are positive. The continuous appreciation of Renminbi and an increase in the Qualified Domestic Institutional Investor quota is also likely, we believe, to help Hong Kong-listed Chinese shares. The correction in February was not unexpected and valuations of some Chinese stocks have started to look attractive again. The recently announced strong GDP numbers may provide a further catalyst. As a result, we have become more positive about the Chinese market.

Top Ten Holdings

as of April 30, 2007
(as a percent of net assets)

Taiwan Semiconductor Manufacturing Co., Ltd.	6.2%

China Mobile Ltd.	5.4%

PetroChina Co., Ltd.	4.3%

HON HAI Precision Industry Co., Ltd.	4.1%

China Overseas Land & Investment Ltd.	3.8%

Cheung Kong Holdings Ltd.	3.3%

Hutchison Whampoa Ltd.	3.2%

Nan Ya Plastics Corp.	3.2%

Bank of East Asia Ltd.	3.2%

MediaTek, Inc.	3.2%

Portfolio holdings are subject to change daily.

In Hong Kong, sales volume for the domestic property market are picking up, while asset prices remain stable. Interest rates are at relatively low levels and in our opinion, companies with good corporate results are likely to outperform. In Taiwan, the continuing political struggle between ruling President Chen’s government and opposition parties continues to weigh on domestic sentiment. Nevertheless, we believe the longer-term outlook for Taiwan remains positive once its political deadlock is resolved. However, we have an underweight exposure as we believe global economic headwinds do not favor the country.

(1) The MSCI All Countries Golden Dragon Index is a broad-based, unmanaged index of common stocks traded in China, Hong Kong and Taiwan.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INDEX PLUS INTERNATIONAL EQUITY FUND
PORTFOLIO MANAGERS’ REPORT

ING Index Plus International Equity Fund (the “Fund”) seeks to outperform the total return performance of the Morgan Stanley Capital International — Europe, Australasia and Far East® Index(1) (“MSCI EAFE® Index”) while maintaining a market level of risk. The Fund is managed by Carl Ghielen, Portfolio Manager and Martin Jansen, Portfolio Manager, both of ING Investment Management Advisors B.V. — the Sub Adviser.

Performance: For the six months ended April 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 15.40% compared to the MSCI EAFE® Index, which returned 15.46% for the same period.

Portfolio Specifics: The Fund is designed to add value to the MSCI EAFE® benchmark through bottom-up security selection on the basis of customized sector models while maintaining approximate benchmark weights of regions/countries, sectors and industries represented in the benchmark. The active risk is substantially controlled by the relatively large number of securities in the portfolio (between 340 and 430). As a first step, the best ranked 200 stocks are selected for inclusion across countries, sectors and industries. To ensure that appropriate index weights and an index-like profile are maintained, an additional 140-230 of the next most attractive securities are added. The Fund is rebalanced monthly to maintain the desired tilt to stocks ranking well in the individual sectors and industries represented in the benchmark.

Country Allocation

as of April 30, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

The Fund performed in line with its benchmark for the period under review. Security selection was especially strong in Europe (ex-United Kingdom) and Developed Asia (ex-Japan). Stock selection added modest value in the UK and Japan. By design, the Fund’s sector and regional weights approximate that of the benchmark; consequently no value was added through sector allocation or regional allocation. The predictive power of the individual factors included in each of the international sector models for a particular reporting period substantially determines the impact of stock selection in each sector.

For this period, our holdings in materials benefited returns due largely to the predictive strength of the Fund’s price to earnings factors. In industrials and consumer discretionary cash flow factors helped, while health care benefited from price momentum and price reversal. Return on invested capital benefited performance in energy. Stock selection in information technology, telecommunication services and utilities benefited performance. The only sector that acted as a drag was financials, where price to earnings factors were unsuccessful.

Current Strategy and Outlook: By design, the Fund maintains approximate benchmark weights of the regions, economic sectors, and industries constituting the MSCI EAFE® and is expected to track the benchmark relatively closely. Stock selection is driven by in-sector/industry ranking models. Portfolio construction and risk control are utilized to ensure the characteristics of the Fund are in an acceptable band around the benchmark. Our most attractive ranking stocks may have individual overweight positions of up to 1%, while for risk control purposes the maximum allowable underweight position per security is 0.50%. In this context, the Fund currently has a modest tilt towards lower-valuation and smaller-capitalization stocks and has a modest focus on stocks linked primarily to local economies. The current portfolio of stocks generates an historic earnings growth, dividend yield, and return on equity similar to the benchmark, but has less leverage.

Top Ten Holdings

as of April 30, 2007
(as a percent of net assets)

Toyota Motor Corp.	1.9%

Royal Bank of Scotland Group PLC	1.7%

Allianz AG	1.6%

Roche Holding AG	1.6%

Credit Suisse Group	1.6%

iShares MSCI EAFE Index Fund	1.5%

BNP Paribas	1.3%

BHP Billiton PLC	1.3%

Royal Dutch Shell PLC – Class B	1.3%

Volvo AB	1.2%

Portfolio holdings are subject to change daily.

(1) The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or fees of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INTERNATIONAL CAPITAL APPRECIATION FUND
PORTFOLIO MANAGERS’ REPORT

ING International Capital Appreciation Fund (the “Fund”) seeks capital appreciation. The Fund is managed by a team of investment professionals led by Thomas R.H. Tibbles, CFA, Barry A. Lockhart, CFA, Trevor Graham, CFA, and Patrick Tan all of Hansberger Global Investors, Inc. (“HGI”) — the Sub-Adviser.

Performance: For the six months ended April 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 14.70% compared to the Morgan Stanley Capital International All Country World ex US IndexSM(1) (“MSCI All Country World ex US IndexSM”), which returned 15.89% for the same period.

Portfolio Specifics: The past six months provided favorable returns for international equity investors. All sectors and regions provided positive absolute returns for the MSCI All Country World ex US Index. Pacific ex Japan and Emerging Markets lead the way regionally and from a sector perspective, the industrials, materials, consumer staples and utilities sectors were the strongest performing sectors on an absolute basis.

HGI’s growth strategy invests in companies that are industry leaders which have the ability to generate sustainable earnings growth. Our analytical resources are dedicated to those companies that have demonstrated sustainable competitive advantages in their industries. For the period under review, smaller capitalization and lower quality names out-performed, and the Fund trailed these more speculative situations that do not meet our strict investment criteria. The Fund’s overweight to information technology also had a negative impact on performance since the broad sector under-performed the benchmark and our holdings within the sector under-performed within the sector. From a relative perspective the consumer discretionary and materials sectors joined information technology and financials as the largest under-performers relative to the benchmark for the period while industrials and energy were the top relative performing sectors for the Fund. The out-performance in industrials and energy was driven by strong stock selection in these sectors.

Country Allocation

as of April 30, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

The Fund’s leading contributors to performance for the period came primarily from the industrials, consumer discretionary, energy and telecommunication services sectors. The best performing stocks were: Denmark based wind turbine producer Vestas Wind Systems A/S (industrials); Japan based ceramics products producer NGK Insulators Ltd. (industrials); UK based recruitment consultancy firm Michael Page International PLC; and Hong Kong based retailer, Esprit Holdings Ltd. The greatest detractors to performance came from Japan, due to volatile Asian markets during the period. The worst performing stocks for the period under review were: Sumitomo Mitsui Financial Group, Inc. (financials); followed by Nitto Denko Corp. (materials) and Nidec Corp. (information technology).

Current Strategy and Outlook: International equity markets, in our opinion, appear to be transitioning from favoring value style investing to rewarding more of a growth style. After seven years during which Value outperformed Growth, returns to growth investing have now surpassed those of Value during the last six months as measured by the MSCI All Country World ex US IndexSM style indexes.

With the global economy seemingly decelerating in aggregate, we believe it would not be unusual for the market to increasingly reward companies that have steady growth prospects going forward and accord a premium valuation to these forms over companies whose earnings may be downgraded more significantly with a slowing economy. For this reason, we are optimistic about the profile of companies held in the Fund which emphasizes quality, secular growth in earnings.

We believe one long term risk to global capital markets is the growing current account imbalances between nations. Diffusing these imbalances may cause

Top Ten Holdings

as of April 30, 2007
(as a percent of net assets)

UniCredito Italiano S.p.A.	2.4%

NGK Insulators Ltd.	2.2%

Vestas Wind Systems A/ S	2.1%

Prudential PLC	2.1%

Esprit Holdings Ltd.	2.1%

Novartis AG	2.1%

UBS AG – Reg	2.1%

Roche Holding AG	2.0%

Millicom International Cellular SA	1.9%

Toyota Motor Corp.	1.9%

Portfolio holdings are subject to change daily.

economic or capital market disruptions. We believe another risk to capital markets would be if carry trades were to unwind rapidly. In our opinion, the Fund continues to be structured favorably in the event that risk premiums widen in global equity markets in the future. The Fund remains slightly underweight in the basic materials and industrials sectors. This allows the Fund to be opportunistic in these areas in the event that prices in high quality companies become attractive through out the year. Within the broader interest rate sensitive areas, such as financials and utilities, the Fund is also positioned with a relative underweight versus the benchmark. The largest relative overweight positions in the Fund are in the consumer discretionary, information technology and healthcare sectors all of which are the result of a collection of very company specific growth profiles. In general, the Fund remains fully invested in equities of reasonably priced, high quality companies that have demonstrated their ability to create their own opportunities for growth over the long term.

(1) The MSCI All Country World ex US IndexSM measures the returns of equities of companies which are domiciled outside the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INTERNATIONAL GROWTH OPPORTUNITIES FUND
PORTFOLIO MANAGERS’ REPORT

ING International Growth Opportunities Fund(1) (the “Fund”) seeks long-term growth of capital through investment in equity securities and equity equivalents of companies outside the U.S. The Fund is managed by Uri Landesman, Senior Vice President and Head of International Equity of ING Investment Management Co. — Sub-Adviser.

Performance: For the six months ended April 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 12.75% compared to the Morgan Stanley Capital International — Europe, Australasia and Far East Growth IndexSM(2) (“MSCI EAFE Growth IndexSM”) and the Morgan Stanley Capital International — Europe, Australasia and Far East® Index(3) (“MSCI EAFE® Index”) which returned 15.81% and 15.46%, respectively for the same period.

Portfolio Specifics: The first four months, beginning in November 2006, saw healthy growth in international markets. Tightening global liquidity, however, and a regulatory scare initiated by the Chinese government as part of an attempt to cool its overheated domestic market led to a sharp global sell-off in equities in late February and early March. However, the positive momentum stemming from the prior months regained steam, spurred on by robust merger and acquisitions activity, which ultimately resulted in several international markets reaching newfound highs.

Positive performance was mainly attributable to an overweight position and stock selection in industrials. Selection in financials benefited returns. An underweight in energy and financials helped bolster returns. An underweight position in Japan and selection in Europe also proved to be effective.

Country Allocation

as of April 30, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

In contrast, security selection and an overweight position in information technology hurt performance. Furthermore, selection combined with an underweight position in utilities and an overweight in non-benchmark emerging markets and selection in developed Asia also hurt returns.

On an individual security basis, Capita Group PLC, a British human resources company, saw its shares appreciate on rising net income and increased sales. Sandvik AB, a Swedish manufacturer of industrial cutting tools, announced rising first-quarter profits and its stock reacted positively. Net Servicos de Comunicacao SA, Brazilian cable TV and broadband provider, also rose after it reported increased growth in TV subscriptions.

In contrast, OAO Gazprom ADR, a Russian oil company, saw its shares decline after being downgraded by analysts and on the back of media reports regarding inefficiency. Seven & I Holdings Co., Ltd., a Japanese holdings company, responsible for managing convenient stores, reacted negatively after missing its profits target. Yahoo! Japan Corp., the internet search engine, declined amid stiffening competition from Google.

Current Strategy and Outlook: With abating inflationary pressures, the outlook for international markets has improved in recent months. Consequently, we remain overweight emerging markets as the outlook, in our view, remains robust. We continue to maintain an underweight position in utilities and telecommunication services and we are overweight in information technology and consumer staples. One major risk factor that may occur in the future includes a potential slowdown of global growth, stemming from central banks further tightening, which could result, in our opinion, in reduced global liquidity.

Top Ten Holdings*

as of April 30, 2007
(as a percent of net assets)

Roche Holding AG	3.9%

Anglo American PLC	3.3%

Diageo PLC	2.9%

Monsanto Co.	2.6%

UniCredito Italiano S.p.A.	2.5%

Capita Group PLC	2.3%

Yamada Denki Co., Ltd.	2.3%

Telefonaktiebolaget LM Ericsson	2.2%

Mizuho Financial Group, Inc.	2.0%

Seven & I Holdings Co., Ltd.	2.0%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund.

Portfolio holdings are subject to change daily.

(1) Effective February 28, 2007, the Fund changed its name from ING International Fund to ING International Growth Opportunities Fund.

(2) The MSCI EAFE Growth IndexSM is an unmanaged index that measures the performance in 20 countries within Europe, Australasia and the Far East with a greater-than-average growth orientation.

(3) The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or fees of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INTERNATIONAL REAL ESTATE FUND
PORTFOLIO MANAGERS’ REPORT

ING International Real Estate Fund (the “Fund”) seeks to provide investors with high total return. The Fund is managed by T. Ritson Ferguson, Chief Investment Officer and Portfolio Manager, CFA and Steven D. Burton, Managing Director and Portfolio Manager, CFA, both of ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: For the six months ended April 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 20.77% compared to the Standard & Poor’s/ Citigroup World Property Index ex US(1) (“S&P/ Citigroup World Property Index ex US”) which returned 22.24% for the same period.

Portfolio Specifics: International property stocks were 22.2% for the six month period ended April 30, 2007, led by Asian-Pacific and European property stocks which were 25.3% and 17.5%, respectively.

Asian property stocks garnered the best performance with a total return of 25.3% (in USD), driven by Singapore’s total return of 52.7%. In our opinion, Singapore continues to show signs of economic expansion. Japan, 2007’s surprise story, generated a total return of 24.8%, as fundamentals continue to improve.

The European region followed with a total return of 17.5%, led by Continental Europe where returns were consistently positive across all major property markets. The U.K. market saw all of the large-capitalization property companies convert to a real estate investment trust (“REIT”) structure in January. This positive event; however, was offset by a surprise rate increase by the Bank of England that knocked the wind out of the U.K. property stocks, which are down close to 7% year-to-date.

Country Allocation

as of April 30, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

Thematically, some of the more significant events among world property stocks over the past six months have been: 1) the conversion of all of the large-capitalization property companies to the REIT structure in the U.K. in January 2007; 2) improving fundamentals in all major markets as the global economy continues to expand, especially in Pacific Rim countries; 3) continued

syndicate activity with the formation of new property companies worldwide; and 4) the approval of the REIT structure in Germany.

While overweights in Tokyo-focused companies Mitsubishi Estate Co., Ltd. and Mitsui Fudosan Co., Ltd. were positive contributors to the relative performance of the Fund, the Fund’s underweight to J-REITS offset some of the positive impact to performance. J-REITs, which trade at significant premiums to their underlying asset valuations, continue to be strong performers as Japanese investors are bidding up prices to buy these securities, which offer a higher rate of yield than available in the Japanese market. The Fund’s overweight allocation to the U.K. market detracted from relative performance, as the U.K. market returned 8.0% for the past six months. U.K. property stocks are attractively valued and earnings, along with other fundamental valuation measures, are and will, in our opinion, continue to improve.

Current Strategy and Outlook: In our opinion, international property companies have provided strong absolute and relative returns when compared to broad equities over the past several years. We believe valuation disparities continue to provide investment opportunities to an investor with a global scope. We believe international property stocks continue to be well-positioned to conservatively deliver attractive total returns over the next several years.

Top Ten Holdings*

as of April 30, 2007
(as a percent of net assets)

Mitsubishi Estate Co., Ltd.	7.3%

Mitsui Fudosan Co., Ltd.	6.4%

Westfield Group	5.8%

Land Securities Group PLC	4.7%

British Land Co. PLC	3.6%

Sun Hung Kai Properties Ltd.	3.3%

Sumitomo Realty & Development Co., Ltd.	3.0%

Cheung Kong Holdings Ltd.	2.6%

GPT Group	2.3%

Derwent Valley Holdings PLC	2.1%

*	Excludes short-term investments related to U.S. government agency obligations.

Portfolio holdings are subject to change daily.

(1) The S&P/ Citigroup World Property Index, ex U.S., is an unmanaged market-weighted total return index which consists of many companies from developed markets, excluding the United States, whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INTERNATIONAL SMALLCAP FUND
PORTFOLIO MANAGERS’ REPORT

ING International SmallCap Fund (the “Fund”) seeks maximum long term capital appreciation. The Fund’s assets are managed by two sub-advisers — Acadian Asset Management, Inc. (“Acadian”) and Batterymarch Financial Management, Inc. (“Batterymarch”). Each manages a portion of the Fund’s assets that is allocated to the sub-adviser. John R. Chisholm, CFA, Executive Vice President and Co-Chief Investment Officer and Matthew J. Cohen, CFA, Senior Vice President, Portfolio Managers both of Acadian. Charles F. Lovejoy, CFA, Director and Senior Portfolio Manager and Christopher W. Floyd, CFA, Portfolio Manager both of Batterymarch.

Performance: For the six months ended April 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 27.66% compared to the S&P/Citigroup Extended Market Index World Ex. U.S.(1) (“S&P/Citigroup EMI World Ex. U.S.”) and the Morgan Stanley Capital International — Europe, Australasia and Far East Small Cap Index(2) (“MSCI EAFE SmallCap Index”), which returned 20.74% and 18.66%, respectively, for the same period.

Portfolio Specifics: Acadian — The following investments helped the Fund’s performance for the six month period ended April 30, 2007: Germany: German stock selection was a key source of value added, and was enhanced by the market overweighting. Capital equipment selections were particularly successful, including SGL Carbon AG, MTU Aero Engines Holdings AG and Duetz AG. Japan: Japanese stock selection contributed meaningfully to active return, although the net gain was partially reduced by value lost from an overweighting in this market. Key holdings in Japan included materials companies Yamato Kogyo Co., Ltd. and Pacific Metals Co., Ltd., which benefited from firm global demand and persistently high prices. Korea: Stock selection in Korea, combined with an overweighted country allocation, was another major source of positive return. Materials selections such as LG Chemical, Hanwha Chemical and LG Petrochemical rose notably as Chinese manufacturers boosted imports from these ethylene producers. Canada: Canadian stock selection added substantial value, modestly reduced by a small market overweighting. Metal and mining companies surged as copper and nickel prices reached record levels during the period. These included LionOre, Aur Resources and Inmet. Spain: Stock selection and a market underweighting generated positive active return, in Spain. The top performer was telecom Avanzit. Iberia Airlines was another key holding contributing value added, as the stock rose on takeover speculation.

Country Allocation

as of April 30, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

The following investments detracted from the Fund’s performance for the review period: Turkey: The active allocation to Turkey was costly. Exposure to home furnishings manufacturer Park Elektrik was a significant source of value detracted. France: An unsuccessful underweighting in France offset a small amount of value added from stock selection, and resulted in a net negative return. The Fund did not have exposure to such benchmark contributors as equipment manufacturer Alstom, tire maker Michelin and hotel Accor.

Batterymarch — Our investment process emphasizes stock selection, which was the primary source of relative outperformance for the review period. Stock selection was particularly strong in continental Europe, with selection adding the most value in the industrials, materials and consumer discretionary sectors. Greek holdings Sidenor Metal, a steel manufacturer buoyed by the possibility of consolidation, and Jumbo, a retail distributor of children’s toys, are two examples of major contributors to performance. Stock selection was also strong in the Australia, New Zealand and Canada region.

Our weakest area for stock selection during the period was in the financials ex banks sector in Japan where the Fund was hurt by holdings in Es-Con Japan Ltd, a Japanese condominium developer impacted by fears that its golf course redevelopment project in Fukuoka was not financially viable.

In keeping with our investment process and philosophy which emphasizes bottom up stock selection and risk control, overall region and sector allocations had little impact on relative Fund performance. The cash position did have a negative impact, given the positive return of the benchmark.

Current Strategy and Outlook: Acadian — Country and sector weightings are driven by bottom-up stock selection. The Fund is currently overweighted in Japan, Australia and Korea, with active allocations to Turkey and Taiwan. Significant underweightings include the U.K., France, Spain and Italy. The sector focus is on materials, technology and durables stocks.

Our bottom-up process continues to favor Europe over Asia, as fundamentals remain solid, with healthy employment figures and recovering domestic demand helping key economies maintain moderate growth, in our view. Additionally, we believe that valuations are reasonable relative to other developed markets. We are most positive with respect to the outlook for Finland, the Netherlands and Ireland. In our opinion, New Zealand’s forecast is the most positive in the Asia-Pacific. Canada is also modestly positive in our framework.

Our short-term forecasts call for mixed results across the emerging markets. Latin America leads our rankings, driven by the region’s positive correlation to commodity prices. The EMEA region is mixed, with Russia and Turkey leading the region and central European markets negatively ranked. Asian markets’ forecasts cover a wide range from positive to negative. We view Thailand and Taiwan as most attractive, but are less favorable on China and India.

Top Ten Holdings*

as of April 30, 2007
(as a percent of net assets)

Michael Page International PLC	1.9%

Nexity	1.8%

SGL Carbon AG	1.6%

Lionore Mining International Ltd.	1.6%

Tandberg ASA	1.5%

MTU Aero Engines Holding AG	1.4%

Aur Resources Inc.	1.4%

Yamato Kogyo Co., Ltd.	1.0%

Dana Petroleum PLC	1.0%

Mori Seiki Co., Ltd.	1.0%

*	Excludes short-term investments related to U.S. government agency obligations.

Portfolio holdings are subject to change daily.

Batterymarch — In our opinion, the continental European economy is set for decent growth in 2007 despite an expected slowdown in export demand. The economic picture in the UK is solid but in our view more mixed, and is expected to slow, along with the rest of the developed world, into 2007 and 2008.

For Japan, barring major moves in currency, earnings growth of nearly 10% is expected for the year ended March 2008, but we believe companies have been overly cautious in the past five years: Some commentators expect the leading economic indicators to bottom in the summer of 2007.

(1) The S&P/ Citigroup EMI World Ex. U.S. is an unmanaged index which consists of the smaller capitalization stocks of the Citigroup Broad Market Index.

(2) The MSCI EAFE® SmallCap Index is an unmanaged, market weighted index that represents the smallcap segments in 21 developed equity markets outside of North America.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INTERNATIONAL VALUE FUND
PORTFOLIO MANAGERS’ REPORT

ING International Value Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Brandes Investment Partners, L.P. (“Brandes”), the Sub-Adviser. Brandes’ Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund. Glenn R. Carlson, CFA, Chief Executive Officer, Brent V. Woods, CFA, Managing Director — Investments, Amelia Maccoun Morris, CFA, Director — Investments, Brent Fredberg, Senior Analyst, W. James Brown, CFA, Director — Investments and Keith Colestock, CFA, Director — Investments, comprise the voting members of Brandes’ Large Cap Investment Committee.

Performance: For the six months ended April 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 15.36% compared to the Morgan Stanley Capital International — Europe, Australasia and Far East® Index(1) (“MSCI EAFE® Index”), which returned 15.46% for the same period.

Portfolio Specifics: Gains for holdings in the food & staples retailing, diversified telecommunication services, and food products industries had the most positive impact on the Fund’s performance for the six month period ended April 30, 2007. Some of the top performing positions within these industries included William Morrison Supermarkets (United Kingdom — food & staples retailing), Telefónica (Spain — diversified telecommunication services), and Nestlé (Switzerland — food products). Outside of these industries, other positions posting positive results included DaimlerChysler (Germany — automobiles) and ABM Amro

Country Allocation

as of April 30, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

(Netherlands — commercial banking). However, weakening share prices for the Fund’s positions in the consumer finance industry, including Aiful (Japan) and Takefuji (Japan), dampened gains. Also detracting from performance relative to the MSCI EAFE® Index was stock selection in the diversified telecommunication services industry combined with a larger weighting than the index.

Among countries, advances for holdings based in the United Kingdom, the Netherlands and Germany proved most favorable to returns. Within these regions, some of the strongest performers included J Sainsbury PLC (United Kingdom — food & staples retailing), Akzo Nobel NV (Netherlands — chemicals), and Deutsche Telekom AG (Germany — diversified telecommunication services). Select holdings in Japan declined in the six month period, including Mitsubishi UFJ Financial Group, Inc. (commercial banking) and Millea Holdings, Inc. (insurance).

Relative to the index, the Fund benefited from stock selection in the commercial banking and automobiles industries, an overweight exposure to the food & staples retailing industry, and a lack of exposure to the oil, gas & consumable fuels industry. Conversely, the Fund’s stock selection in the electric utilities industry and underweight exposure to the metals & mining industry detracted from performance relative to the index.

Note that the Fund’s industry exposure is a result of a focus on fundamentals and valuations of individual companies. We invest in firms that we believe offer a “margin of safety” — companies selling at a price below our estimate of fair value. This often involves investing in unpopular firms and industries. In our opinion, industry exposures are substantially driven by stock selection, and not by any “industry allocation” decision. We believe quality businesses with margins of safety attractive to us represent compelling opportunities for long-term gains.

Current Strategy and Outlook: While we monitor short-term events in international markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective and believe that none

Top Ten Holdings*

as of April 30, 2007
(as a percent of net assets)

Nestle SA	3.5%

Deutsche Telekom AG	3.2%

WM Morrison Supermarkets PLC	3.1%

Sanofi-Aventis	3.0%

Koninklijke Ahold NV	3.0%

Telefonica SA	2.9%

Alcatel SA	2.6%

Carrefour SA	2.5%

Akzo Nobel NV	2.5%

GlaxoSmithKline PLC	2.5%

*	Excludes short-term investments related to securities lending collateral and U.S. government agency obligations.

Portfolio holdings are subject to change daily.

or very little of the short-term “market news” provides useful information to investors.

(1) The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or fees of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INTERNATIONAL VALUE CHOICE FUND
PORTFOLIO MANAGERS’ REPORT

ING International Value Choice Fund (the “Fund”) seeks long term capital appreciation. The Fund is managed by Paul J. Hechmer, Managing Director and International Portfolio Manager of Tradewinds Global Investors, LLC(1) — the Sub-Adviser.

Performance: For the six months ended April 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 8.99% compared to the Morgan Stanley Capital International — Europe, Australasia, Far East® Index(2) (“MSCI EAFE® Index”), which returned 15.46% for the same period.

Portfolio Specifics: The Fund generated positive absolute returns for the six month period ending April 30, 2007. Returns, however, fell short of the MSCI EAFE® Index return.

While the Fund’s overall sector allocations created from bottom-up stock selection, generally aided returns, individual securities led the Fund to lag the broad EAFE market on a relative basis. The largest detractor from a sector perspective was telecom services. Nippon Telegraph and Telephone Corporation and KT Corp, one of the Fund’s larger sector positions, both came under pressure and failed to keep up with the overall benchmark telecom average. Overall, we still have high conviction in both these companies. Whilst two of the four companies in the information technology sector posted positive returns, they failed to keep pace with the information technology benchmark average. This was primarily led by a weakness in NEC Electronics Corp., a leading Japanese semiconductor manufacturer, who indicated that its restructuring efforts will extend beyond their initially indicated time frame.

From a relative performance perspective, the Fund’s positions in energy companies were the best performing sector; exposure in such companies as

Country Allocation

as of April 30, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

Nippon Oil Corp., added to the Fund during the period, and Technip SA helped boost overall performance. And, as in the past, the materials sector and the Fund’s respective holdings generated strong positive returns with some of the Fund’s largest performance contributors coming from this area, including Impala Platinum Holdings Ltd., Rio Tinto PLC and Stora Enso OYJ. Also part of the materials sector, Barrick Gold was the largest detractor from performance, with its weakness in price over the six month period and its significant weighting in the portfolio. For the period, the largest net contributor to results was Premiere AG. The stock rallied significantly on positive news that the company retained rights to broadcast live soccer.

Healthcare was the worst performing sector in the benchmark, and an underweight positioning to this area of the market was additive to relative returns.

The overall market rally continued to be focused on European securities and those companies where there is heightened takeover speculation or mergers and acquisitions activity. The Fund’s general underweight to Europe and thus its underweighting to the euro and the sterling accounted for about 2% of the relative underperformance, as both currencies continued to appreciate over the six month period; however, good stock selection in France, Germany and the UK somewhat offset this underweight. Regionally, the Fund’s overweight to Asia and Canada detracted from an allocation perspective. Within the emerging markets, exposure to South Korea was a large detractor; however, positive stock selection in South Africa helped mitigate the shortfall in relative underperformance.

Current Strategy and Outlook: International markets continued their impressive run over the most recent period, although stock market volatility increased towards the latter portion of the period. The majority of investors, in our opinion, still appear to believe that current earnings levels and earnings growth will be sustainable over the long term and are therefore willing to continue to push share prices across the globe higher. We believe that certain markets offer pockets of opportunity, in particular in the materials and telecommunications sectors and to a growing extent in the energy sector, in addition to other individual stock opportunities that fit our criteria. Our focus is unchanged on providing superior risk adjusted returns over the long term.

Top Ten Holdings*

as of April 30, 2007
(as a percent of net assets)

Barrick Gold Corp.	4.4%

Chunghwa Telecom Co., Ltd. ADR	3.8%

Telecom Italia S.p.A.	3.7%

Rio Tinto PLC	3.1%

Royal Dutch Shell PLC ADR	3.1%

Premiere AG	3.0%

Stora Enso OYJ (Euro Denominated Security)	3.0%

Dai Nippon Printing Co., Ltd.	3.0%

KT Corp. ADR	2.9%

Vodafone Group PLC	2.9%

*	Excludes short-term investments related to U.S. government agency obligations.

Portfolio holdings are subject to change daily.

(1) Effective February 28, 2007, Tradewinds NWQ Global Investors, LLC changed its name to Tradewinds Global Investors, LLC.

(2) The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or fees of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INTERNATIONAL VALUE OPPORTUNITIES FUND
PORTFOLIO MANAGERS’ REPORT

ING International Value Opportunities Fund (the “Fund”) seeks long term capital appreciation. The Fund is managed by Nicolas Simar, Senior Investment Manager Equities and Head of the Value Team and Frederic Degembe, Investment Manager Equities, both of ING Investment Management Advisor, B.V. — the Sub-Adviser.

Performance: Since the Fund’s inception on February 28, 2007 through April 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.00% compared to the Morgan Stanley Capital International — Europe, Australasia, Far East® Value Index(1) (“MSCI EAFE® Value Index”) and the Morgan Stanley Capital International — Europe, Australasia, Far East® Index(2) (“MSCI EAFE® Index”), which returned 6.55% and to 7.10%, respectively, for the period from March 1, 2007 through April 30, 2007.

Portfolio Specifics: The Fund was launched on February 28, 2007. During the two-month period ending April 30, 2007, rumors about potential merger and acquisition activity, created a higher volatility environment. But such rumors combined with positive guidance and increased liquidity served to drive markets higher. Our value positioning, however, did not benefit as the markets clearly favored growth stocks and cyclical sectors including industrials, materials and consumer discretionary. As a result, we ended the period below our benchmark, the MSCI EAFE® Value Index.

The energy sector performed strongly after a very difficult 2006 and the Fund particularly benefited from its positioning in integrated oil companies. These companies outperformed the market during the

Country Allocation

as of April 30, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

period and also provide a defensive position should the markets decline. Consumer staples also did well thanks to improving fundamentals, although some companies’ higher raw materials costs put pressure on margins. Our underweight in financials benefited returns as banks and insurance companies lagged.

In contrast, the outperformance of industrials and materials hurt during the period. Due to its value positioning, the Fund was not positioned to benefit from this rise. Telecommunications services’ poor performance also detracted from results.

Turning to stock selection, we benefited from an overweight in Nikko Cordial Corp. (Japan). Citigroup made an offer for the company at a premium to our purchase price. Santos Ltd., the Australian oil company also performed well. Positions in Volvo AB, which benefited from improved performance in the truck market, and National Bank of Greece SA also helped returns. Other companies that helped included Telstra Corp., Ltd, an Australian telecommunications company, industrial company; Arcelor Mittal, which has seen its competitive position improve; and insurer Aegon NV, which in our view has been undervalued by the market.

In contrast, Fund performance suffered due to our holdings in Japan, as positions in Tohoku Electric Power Co. Inc., Resona Holdings, Inc. and SBI Holding underperformed.

Current Strategy and Outlook: If companies’ earnings forecasts are accurate, we believe that markets overall are not particularly expensive. However, as we go further in the cycle, the quality of earnings in some areas has declined. We question whether companies will be able to maintain their all-time high margins and still deliver strong earnings growth or will go through a period where companies report disappointing numbers. The conjunction of higher interest rates, declining real estate markets, weakened consumer spending, higher commodity costs, unfavorable foreign exchange markets and corporate margin pressure, in

Top Ten Holdings

as of April 30, 2007
(as a percent of net assets)

HSBC Holdings PLC	4.8%

Royal Dutch Shell PLC – Class A	4.2%

BP PLC	4.0%

Telecom Italia S.p.A.	3.2%

Aegon NV	2.8%

Vivendi	2.7%

HBOS PLC	2.7%

Royal Bank of Scotland Group PLC	2.6%

Sanofi-Aventis	2.6%

Fortis	2.5%

Portfolio holdings are subject to change daily.

our opinion, could be a dangerous cocktail for equity markets. Ultimately, we will attempt to benefit from these trends through opportunistic positioning of the Fund.

(1) The MSCI EAFE® Value Index is an unmanaged index of the value stocks within the MSCI EAFE® Index. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or fees of investing.

(2) The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or fees of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING RUSSIA FUND
PORTFOLIO MANAGERS’ REPORT

ING Russia Fund (the “Fund”) seeks long-term capital appreciation through investment primarily in equity securities of Russian companies. The Fund is managed by Samuel Oubadia, Portfolio Manager, Bernard Mignon and Jan-Wim Derks all of ING Investment Management Advisors B.V. — the Sub-Adviser.

Performance: For the six months ended April 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 20.52% compared to the Morgan Stanley Capital International Emerging Markets IndexSM(1) (“MSCI EM IndexSM”) and the Russian Trading System Index(2) (“RTS Index”), which returned 20.11% and 19.95%, respectively, for the same period.

Portfolio Specifics: The Russian market performed well over the six-month period despite the fact that energy stocks, which make up the bulk of the Russian universe, were largely unchanged. Nevertheless, a number of the market’s large capitalization stocks outperformed. These included companies operating in the banking and utilities sectors. One of the underlying themes over the period was the strong performance of stocks whose fortunes were tied to the growth in personal consumption. This is hardly surprising given that real disposable per-capita income has increased, on average, by more than 14% per annum in the past four years. The biggest beneficiaries of this trend were telecommunication, retailers, and food and beverage stocks.

Throughout the period, the Fund was overweight in telecommunication services. This benefited the Fund as both the mobile and fixed-line companies saw significant gains in their share price. Russia’s mobile operators also performed well. After several quarters of declining average revenue per user (“ARPU”), the trend began to reverse. Moreover, the

Industry Allocation

as of April 30, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ARPU figures also exceeded analysts’ estimates. The fixed-line operators also surprised market participants as several begun to restructure their organizations sooner than anticipated. This led to financial results that were better than expected.

On an individual security basis, Sberbank RF was one of the better-performing stocks during the period. Sberbank RF is Russia’s largest bank as measured by assets and total loans. Its share price gained more than 76% as commercial lending continued to grow at a very strong pace. Consumer and mortgage lending are still in their early stages in Russia. As the bank with Russia’s largest retail network, Sberbank RF stands to capture a large portion of the market for retail loans. Sberbank RF was one of the Fund’s largest positions.

In contrast, Efes Breweries International NV GDR (“EBI”) did not perform well. The brewer operates in a number of markets in Central Europe including Russia, Kazakhstan, Serbia and Moldova. EBI’s share price fell more than 13% over the period. EBI’s shares were held back due to a $300 million rights issue that was used to finance a major acquisition and capacity expansion. An over proliferation of brands also caused concern among investors. Given that Russia is one of the fastest growing beer markets in Europe, the Fund held an overweight position in the company.

Current Strategy and Outlook: Since the start of 2007, the Russian equity market (as represented by the RTS Index) has not changed markedly. However, we believe this is somewhat misleading. In our view, most Russian indexes, which are dominated by the energy sector, are flat or have even lost ground. Nevertheless, there are still several stocks outside the energy sector that have produced double-digit returns. As such, the Fund is likely to continue to increase its exposure to companies operating in sectors such as banking and consumer non-cyclical at the expense of energy and basic materials.

Top Ten Holdings*

as of April 30, 2007
(as a percent of net assets)

Sberbank RF	14.6%

Lukoil-Spon ADR	10.9%

OAO Gazprom	7.8%

Unified Energy System	5.6%

MMC Norilsk Nickel ADR	5.4%

OAO Rosneft Oil Co. GDR	3.3%

Vimpel-Communications OAO ADR	3.0%

Mobile Telesystems Finance SA ADR	2.9%

NovaTek OAO GDR	2.9%

Surgutneftegaz ADR	2.8%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

(1) The MSCI EM IndexSM is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or fees of investing.

(2) The RTS Index is a capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia’s most active stocks traded on the RTS. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body. The Russian market was closed due to national holidays observed on April 30, 2007 and May 1, 2007, as a result there was no corresponding value for the RTS Index on those dates.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING EMERGING MARKETS FIXED INCOME FUND
PORTFOLIO MANAGERS’ REPORT

ING Emerging Markets Fixed Income Fund (the “Fund”) seeks to maximize total return. The Fund is managed by Gorky Urquieta, Senior Investment Manager and Daniel Eustaquio(1), Senior Portfolio Manager of ING Investment Management Advisors B.V. — the Sub-Adviser.

Performance: For the six months ended April 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.49% compared to the JPMorgan Emerging Markets Bond Index Global Diversified(2) (“JPMorgan EMB Index Global Diversified Index”), which returned 5.09% for the same period.

Portfolio Specifics: During the period, sovereign spreads tightened 0.24% to 1.78%, while the index’s yield declined 0.17% to 6.51% as U.S. Treasury yields dipped slightly. The last two months of 2006 were positive for the asset class as large inflows came from investors positioning themselves for the coming year. Nevertheless, the start of 2007 proved less promising than in previous years. Risk aversion hit global markets in late February and the riskiest markets sold off the most. This occurred after several events shook investor confidence. First, Chinese authorities announced measures to restrict speculative stock investment which sent the domestic index to a 9% one-day loss. Second, investors reacted nervously to the news and proceeded to unwind carry trades by selling positions in emerging markets to repay Japanese yen denominated loans. Third, former Chairman Alan Greenspan declared that the U.S. economy stood a one in three chance of being in recession by 2008. Lastly, concerns relating to sub-prime lending and weak durable goods orders contributed to the flight to quality for U.S. Treasuries. The reaction in emerging market debt (“EMD”) was quite impressive as the index spread widened just 0.20% at its most extreme. The Fund’s lower average credit quality, relative to the benchmark, helped performance during the period.

Overweight positions in Brazil (0.07%), the Ivory Coast (0.09%), and Uruguay (0.06%) along with an underweight in Lebanon (0.07%) were the most important contributors to Fund performance. A zero exposure to Malaysia also benefited returns.

Country Allocation

as of April 30, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

In contrast, allocations to Argentina, Russia and Kazakhstan acted as a drag. In Argentina, sovereigns produced a -0.12% return, with most of the underperformance coming in the last month of the period. An overweight in Russia, which underperformed, dragged down performance by 0.07%. Finally, an overweight position in Kazakhstan, an off-index allocation, hurt returns by 0.05%.

On a security selection basis, the main contributors to the Fund’s performance over the period came from Argentina (0.33%), Brazil (0.19%), Mexico (0.12%) and Turkey (0.12%). In Argentina, our position in gross domestic product warrants and issues from the Province of Buenos Aires were the main positive drivers. In Brazil, our local currency allocation allowed us to profit on falling rates in the domestic market, where our focus on the long end of the yield curve was beneficial as spreads compressed 0.23%. Finally, falling interest rates in Mexico helped the Fund. In contrast, selection in Nigeria reduced returns by 0.06% for the period.

Current Strategy and Outlook: In general, we are positive about the prospects for EMD. One negative, however, is that spreads have tightened to record lows, and we consider EMD spreads on the expensive side. However, we believe positive emerging market fundamentals, credit rating upgrades, global environment and supportive emerging market technicals outweigh the potential impact of pricey spreads. Emerging market fundamentals remain very positive with strong economic growth, just below 6%. In our view, this favorable environment is aided by an overall surplus in many countries current accounts, a declining external indebtedness ratio and an increase in responsible fiscal policies. As such, we believe many countries’ economies will be capable of absorbing external shocks if and when they occur. Crude oil prices, a key ingredient of many of these developing economies, continue to be broadly supportive even after the correction from their highs in early August. Any slowdown in global economic growth is likely to be moderate, helped by healthy growth rates in Europe and Asia. Inflation risks are expected to remain well contained and liquidity is still very supportive. In Europe, the market is bracing for more tightening as economic activity continues to surprise on the upside. In the U.S., the economy is showing weaker numbers, but it is still expected to recover in the second half of this year. Technical market conditions are still supportive as investors have returned to the asset class even after the end of February sell-off. The new issuance outlook for 2007 continues to be supportive as payments due from coupons and amortizations are expected to exceed new sovereign issuance by some $14 billion. Taking in to consideration new inflows, this outlook becomes even more constructive.

Top Ten Holdings

as of April 30, 2007
(as a percent of net assets)

     Venezuela Government International Bond,

5.750%, due 02/26/16	1.2%

     Mexico Government International Bond,

6.750%, due 09/27/34	1.0%
     Russia Government International Bond,

12.750%, due 06/24/28	1.0%
     Brazil Government International Bond,

10.125%, due 05/15/27	0.8%
     Philippine Government International Bond,

7.750%, due 01/14/31	0.7%
     Turkey Government International Bond,

7.375%, due 02/05/25	0.7%
     Ukraine Government International Bond,

7.650%, due 06/11/13	0.6%
     Province of Buenos Aires Argentina

(step rate 3.000%), 2.000%, due 05/15/35	0.5%
     Turkey Government International Bond,

8.000%, due 02/14/34	0.5%
     Brazil Government International Bond,

8.750%, due 02/04/25	0.5%

Portfolio holdings are subject to change daily.

(1) Effective May 1, 2007, Rob Drijkoningen was replaced by Daniel Eustaquio as a portfolio manager to the Fund.

(2) The JPMorgan EMB Index Global Diversified is a uniquely-weighted version of the Emerging Markets Bond Index Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING GLOBAL BOND FUND
PORTFOLIO MANAGERS’ REPORT

ING Global Bond Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by James B. Kauffmann, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended April 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.31% compared to the Lehman Brothers Global Aggregate Index(1), which returned 3.54% for the same period.

Portfolio Specifics: Economic uncertainty continued to be a dominant theme over the period, causing large swings in investors’ expectations of future interest rates. However, considering the significant movement in yields over the period, the 10-year Treasury still ended the period down 0.03% from where it began. A stronger-than-expected fourth quarter 2006 report saw the economy grow by 2.5%, with a preliminary estimate of 1.3% for the first quarter of 2007. Core inflation fell from 2.8% to 2.4%, thus alleviating some pressure on the U.S. Federal Reserve Board (the “Fed”) to take action to contain inflation. While a strong employment market has boosted sentiment around future consumer spending and the health of the economy, gas prices, which have surged 33% over the past six months, we believe will likely begin to weigh on the consumer in the near term.

On March 21, 2007, the Fed slightly changed its policy statement and removed its reference to a “tightening bias.” However, the Fed continued to indicate that their “predominant policy concern remains the risk that inflation will fail to moderate as expected.” At the end of the period, the Fed funds futures market suggested a market consensus of at least one easing in 2007. Fed Chairman Ben Bernanke also sought to calm investors’ fears earlier in the period after a one-day free fall in Chinese stocks in late February. Combined with headlines about impaired American sub-prime mortgages, most major stock markets declined sharply. Since then, global equity markets have recovered all of their losses and continued to show, in our opinion, impressive strength.

Europe continued to exhibit strong growth. In particular, Germany posted the strongest year-over-year gross domestic product (“GDP”) growth of the G7 countries. Growth in Germany has exceeded 3.5% and is running 2% above estimates. UK growth and inflation figures came in higher than expected.

Global tightening continued as the European Central Bank increased rates from 3.50% to 3.75% due to inflationary concerns. The Bank of England increased rates by 0.25% to 5.25%.

Investment Type Allocation

as of April 30, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

As expected, the Bank of Japan increased its overnight call rate to 0.50%. The U.S. and Canadian central banks left rates unchanged during the period. Global long-term interest rates moved higher, primarily due to stronger growth and inflation expectations. Germany, UK, and Canadian 10-year government rates increased 0.38%, 0.53%, and 0.13%, respectively, while Japan saw rates decline by 0.10%. Changes in the shape of the yield curve were very modest over the period. Yield curves in Germany and Canada flattened slightly as maturities on the shorter end underperformed longer-dated maturities. The U.S., UK, and Japan experienced steeper curves, with the U.S. leading the way as two-year yields declined 0.12% more than 10-year yields. Over the period, the U.S. dollar declined significantly against the British pound and euro declining 5% and 7%, respectively. At the same time, the yen continued to depreciate against the U.S. dollar, as investors’ risk appetite and the carry trade continued to expand.

During the period, the Fund was underweight the U.S. dollar as we chose to spread our allocation across the Norwegian krone, British pound, Mexican peso, Argentinean peso, and the New Zealand dollar. The Fund’s position in the New Zealand dollar was the biggest contributor to returns as the currency appreciated more than 10%. Most currencies appreciated against the U.S. dollar index which declined approximately 4.5% over the period. The Fund’s interest rate strategy also benefited returns. The Fund maintained a similar U.S. interest rate exposure to the index but was shorter in the UK and the eurozone. This enhanced returns as rates increased in these regions, reflecting their strong economic fundamentals. The Fund remained underweight higher-risk corporate bonds. This detracted slightly from performance as these securities provided superior returns relative to similar maturity Treasuries.

Current Strategy and Outlook: In our opinion, global macroeconomic performance continues to be characterized by low volatility. The theme of U.S. economic underperformance relative to the rest of the world, in particular Europe, also continued. We believe market participants continue to expect the Fed to lower interest rates by the end of the year. Pricing in the U.S. Fed funds market suggests a single 0.25% easing, while further interest rate hikes are expected in Europe and Asia. We continue to believe that the Fed will not be in a position to lower interest rates this year. The drag from housing is likely to dissipate, the inventory cycle appears to be turning, and employment conditions remain favorable making a significant downturn in growth unlikely, in our view. Inflation remains outside of the Fed’s stated comfort zone, although it has moderated recently. However, with strong global growth putting upward pressure on energy and commodity prices, it is difficult to see much relief in the pricing of goods. The most significant question for global investors continues to be: can global growth remain robust while U.S. growth continues to slow? The U.S. comprises 30% of world GDP, with the U.S. consumer accounts for 20%. We continue to believe the global economy can decouple from a U.S. slowdown but not a recession.

In this environment, we will continue to position the Fund with the expectation of low volatility. Focus will remain on areas where we believe growth will be stronger than the U.S. We expect growth outperformance in Europe and thus will continue to overweight currency allocations while minimizing interest rate exposure. The currency revaluation process will likely continue in

Top Ten Holdings*

as of April 30, 2007
(as a percent of net assets)

Bundesobligation, 3.500%, due 10/09/09	16.7%
     Japan Government International Bond, 1.200%,

due 09/20/11	8.1%
     Japan Government International Bond, 1.700%,

due 03/20/17	6.0%

Italy Buoni Poliennali Del Tesoro, 3.750%, due 08/01/16	4.5%
     France Government International Bond OAT, 3.250%,

due 04/25/16	4.5%

United Kingdom Gilt, 4.000%, due 09/07/16	4.2%
     Federal National Mortgage Association, 5.000%,

due 06/01/37	3.6%
     Federal National Mortgage Association, 5.500%,

due 05/01/35	3.2%

U.S. Treasury Note, 4.500%, due 04/30/12	2.9%

U.S. Treasury Note, 4.750%, due 02/15/10	2.1%

*	Excludes short-term investments related to foreign government securities and ING Institutional Prime Money Market Fund.

Portfolio holdings are subject to change daily.

China and we will remain overweight Asian currencies that stand to benefit from this process. We will also maintain exposure to the so called “commodity” countries. These are countries, such as Australia and Canada, which benefit from exporting commodities at elevated prices.

(1) The Lehman Brothers Global Aggregate Index provides a broad based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING DIVERSIFIED INTERNATIONAL FUND
PORTFOLIO MANAGERS’ REPORT

ING Diversified International Fund (the “Fund”) seeks long term growth of capital. The Fund invests in a combination of other ING Funds (“Underlying Funds”) according to target allocations determined by the Investment Adviser. The Fund is managed by ING Investments, LLC, under the guidance of an Investment Review Committee(1).

Portfolio Specifics: The Fund’s current target allocations (expressed as a percentage of its net assets) among the international equities sub-classes are set out below. As these are Target Allocations, the actual allocations of the Fund’s assets are likely to differ from the percentages shown due to cash flows and the changing composition of the Underlying Funds over time.

Assets will be allocated among the Underlying Funds and markets based on judgments made by ING Investments, LLC. The performance of the Fund reflects the performance of the Underlying Funds in which it invests and the relative success of asset allocation among the international equities sub-classes.

There is a risk that the Fund may from time to time allocate assets

Asset Allocation

as of April 30, 2007
(as a percent of net assets)
Underlying Affiliated Funds

ING Emerging Countries Fund – Class I	5.4%

ING Foreign Fund – Class I	20.2%

ING Index Plus International Equity Fund – Class I	23.8%

ING International Capital Appreciation Fund – Class I	23.2%

ING International Real Estate Fund – Class I	3.0%

ING International SmallCap Fund – Class I	5.9%

ING International Value Choice Fund – Class I	18.1%

Other Assets and Liabilities – Net	0.4%

Net Assets	100.0%

Portfolio holdings are subject to change daily.

to one or more Underlying Funds or international equities sub-classes that under perform.

Performance: For the six months ended April 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 15.99% compared to the 15.89% return for the Fund’s benchmark, the Morgan Stanley Capital International All Country World ex US IndexSM (“MSCI All Country World ex US IndexSM”) for the same period. The Fund’s small margin of out performance to the benchmark can be attributed to the following.

a.	The Underlying Funds on balance slightly exceeded their respective benchmarks. ING Foreign Fund and ING International SmallCap Fund significantly out performed, but this was mostly offset by under performance in ING International Value Choice Fund.

b.	Asset allocation had a beneficial effect on performance because the Fund’s Target Allocations at the beginning of the period included a lower allocation to Canadian stocks than the MSCI All Country World ex US IndexSM, and this region materially under performed international stocks in general. Conversely the Fund’s Target Allocations involve heavier weightings than the MSCI All Country World ex US IndexSM in the small cap and real estate sub-sectors, which were relatively strong.

c.	The effect of asset allocation changes during the period, measured in terms of the resulting changes in allocations to the Underlying Funds, detracted from performance by a little more than the gain in a. above.

Current Strategy and Outlook: We adopted a new strategic neutral allocation on March 1, which gave greater emphasis to the specialty International Growth and International Value styles within International Core, which was reduced as a result. The new strategic neutral allocation also entrenched and increased the allocation to

International Real Estate, to which the Fund had introduced exposure last October. The strategic neutral allocation to Emerging Markets was reduced to make way for this.

On a tactical basis however we wished to remain over weight large caps at the expense of small caps, maintaining a bias towards International Growth at the expense of International Value and to remain underweight Real Estate. We also wished to go over weight in Emerging Markets.

Thus the net impact in March of implementing the new strategic neutral allocations adjusted by our tactical positioning, to achieve the Target Allocations shown in Portfolio Specifics above, required only small additions to International Growth, International Value and Emerging Markets, financed out of International Core.

Target Allocation

International Core	35.0%

International Growth	17.5%

International Value	17.5%

International SmallCap	10.0%

Emerging Markets	15.0%

International Real Estate	5.0%

(1) The members of the Investment Review Committee are: William A. Evans Michael J. Roland, and Stanley D. Vyner.

(2) The MSCI ACWI ex US IndexSM measures the returns of equities of companies which are domiciled outside the U.S. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2006 to April 30, 2007. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Global Equity Dividend Fund	November 1, 2006	April 30, 2007	Ratio	April 30, 2007*

Actual Fund Return
Class A	$1,000.00	$1,116.00	1.23%	$6.45
Class B	1,000.00	1,111.70	1.98	10.37
Class C	1,000.00	1,112.10	1.98	10.37
Class O(a)	1,000.00	1,109.30	1.18	6.17
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.70	1.23%	$6.16
Class B	1,000.00	1,014.98	1.98	9.89
Class C	1,000.00	1,014.98	1.98	9.89
Class O	1,000.00	1,018.94	1.18	5.91

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year (except “Actual Fund Return” information for share class footnoted above).

(a)	Commencement of operations was November 15, 2006. Expenses paid reflect the 167-day period ended April 30, 2007.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Global Natural Resources Fund	November 1, 2006	April 30, 2007	Ratio	April 30, 2007*

Actual Fund Return	$1,000.00	$1,142.40	1.48%	$7.86
Hypothetical (5% return before expenses)	$1,000.00	$1,017.46	1.48%	$7.40

ING Global Real Estate Fund
Actual Fund Return
Class A	$1,000.00	$1,137.40	1.27%	$6.73
Class B	1,000.00	1,133.40	2.02	10.69
Class C	1,000.00	1,133.40	2.02	10.69
Class I	1,000.00	1,139.40	0.92	4.88
Class O(a)	1,000.00	1,139.40	1.27	6.74
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.50	1.27%	$6.36
Class B	1,000.00	1,014.78	2.02	10.09
Class C	1,000.00	1,014.78	2.02	10.09
Class I	1,000.00	1,020.23	0.92	4.61
Class O	1,000.00	1,018.50	1.27	6.36

ING Global Value Choice Fund
Actual Fund Return
Class A	$1,000.00	$1,144.60	1.84%	$9.78
Class B	1,000.00	1,140.60	2.49	13.22
Class C	1,000.00	1,140.50	2.49	13.22
Class I	1,000.00	1,147.70	1.33	7.08
Class Q	1,000.00	1,145.80	1.55	8.25
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,015.67	1.84%	$9.20
Class B	1,000.00	1,012.35	2.49	12.42
Class C	1,000.00	1,012.45	2.49	12.42
Class I	1,000.00	1,018.20	1.33	6.66
Class Q	1,000.00	1,017.11	1.55	7.75

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year (except “Actual Fund Return” information for share class footnoted above).

(a)	Commencement of operations was November 15, 2006. Expenses paid reflect the 167-day period ended April 30, 2007.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
ING Disciplined International SmallCap	Value	Value	Expense	Period Ended
Fund	November 1, 2006	April 30, 2007	Ratio	April 30, 2007*

Actual Fund Return
Class A	$1,000.00	$1,129.00	1.20%	$6.33
Class B	1,000.00	1,127.00	1.95	10.28
Class C	1,000.00	1,127.00	1.95	10.28
Class I	1,000.00	1,131.00	0.95	5.02
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.84	1.20%	$6.01
Class B	1,000.00	1,015.12	1.95	9.74
Class C	1,000.00	1,015.12	1.95	9.74
Class I	1,000.00	1,020.08	0.95	4.76

ING Emerging Countries Fund
Actual Fund Return
Class A	$1,000.00	$1,223.20	1.84%	$10.14
Class B	1,000.00	1,218.40	2.59	14.25
Class C	1,000.00	1,218.50	2.59	14.25
Class I	1,000.00	1,225.30	1.49	8.22
Class Q	1,000.00	1,223.90	1.74	9.59
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,015.67	1.84%	$9.20
Class B	1,000.00	1,011.95	2.59	12.92
Class C	1,000.00	1,011.95	2.59	12.92
Class I	1,000.00	1,017.41	1.49	7.45
Class Q	1,000.00	1,016.17	1.74	8.70

ING Foreign Fund
Actual Fund Return
Class A	$1,000.00	$1,177.00	1.55%	$8.37
Class B	1,000.00	1,173.10	2.30	12.39
Class C	1,000.00	1,172.80	2.30	12.39
Class I	1,000.00	1,179.30	1.24	6.70
Class Q	1,000.00	1,178.20	1.49	8.05
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.11	1.55%	$7.75
Class B	1,000.00	1,013.39	2.30	11.48
Class C	1,000.00	1,013.39	2.30	11.48
Class I	1,000.00	1,018.65	1.24	6.21
Class Q	1,000.00	1,017.41	1.49	7.45

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Greater China Fund	November 1, 2006	April 30, 2007	Ratio	April 30, 2007*

Actual Fund Return
Class A	$1,000.00	$1,181.90	2.00%	$10.82
Class B	1,000.00	1,177.30	2.75	14.85
Class C	1,000.00	1,176.90	2.75	14.84
Class I	1,000.00	1,182.80	1.73	9.36
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,014.88	2.00%	$9.99
Class B	1,000.00	1,011.16	2.75	13.71
Class C	1,000.00	1,011.16	2.75	13.71
Class I	1,000.00	1,016.22	1.73	8.65

ING Index Plus International Equity Fund
Actual Fund Return
Class A	$1,000.00	$1,154.00	1.13%	$6.04
Class B	1,000.00	1,148.00	1.88	10.01
Class C	1,000.00	1,149.40	1.88	10.02
Class I	1,000.00	1,155.70	0.83	4.44
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.19	1.13%	$5.66
Class B	1,000.00	1,015.47	1.88	9.39
Class C	1,000.00	1,015.47	1.88	9.39
Class I	1,000.00	1,020.68	0.83	4.16

ING International Capital Appreciation Fund
Actual Fund Return
Class A	$1,000.00	$1,147.00	1.50%	$7.99
Class B	1,000.00	1,141.30	2.25	11.95
Class C	1,000.00	1,140.80	2.25	11.94
Class I	1,000.00	1,147.80	1.16	6.18
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.36	1.50%	$7.50
Class B	1,000.00	1,013.64	2.25	11.23
Class C	1,000.00	1,013.64	2.25	11.23
Class I	1,000.00	1,019.04	1.16	5.81

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
ING International Growth Opportunities	Value	Value	Expense	Period Ended
Fund	November 1, 2006	April 30, 2007	Ratio	April 30, 2007*

Actual Fund Return
Class A	$1,000.00	$1,127.50	1.63%	$8.60
Class B	1,000.00	1,123.80	2.38	12.53
Class C	1,000.00	1,123.40	2.38	12.53
Class I	1,000.00	1,130.10	1.25	6.60
Class Q	1,000.00	1,128.30	1.50	7.92
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.71	1.63%	$8.15
Class B	1,000.00	1,012.99	2.38	11.88
Class C	1,000.00	1,012.99	2.38	11.88
Class I	1,000.00	1,018.60	1.25	6.26
Class Q	1,000.00	1,017.36	1.50	7.50

ING International Real Estate Fund
Actual Fund Return
Class A	$1,000.00	$1,207.70	1.50%	$8.21
Class B	1,000.00	1,203.90	2.25	12.30
Class C	1,000.00	1,203.50	2.25	12.29
Class I	1,000.00	1,208.50	1.25	6.84
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.36	1.50%	$7.50
Class B	1,000.00	1,013.64	2.25	11.23
Class C	1,000.00	1,013.64	2.25	11.23
Class I	1,000.00	1,018.60	1.25	6.26

ING International SmallCap Fund
Actual Fund Return
Class A	$1,000.00	$1,276.60	1.60%	$9.03
Class B	1,000.00	1,272.40	2.25	12.68
Class C	1,000.00	1,272.20	2.25	12.68
Class I	1,000.00	1,279.10	1.18	6.67
Class Q	1,000.00	1,277.20	1.43	8.07
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.86	1.60%	$8.00
Class B	1,000.00	1,013.64	2.25	11.23
Class C	1,000.00	1,013.64	2.25	11.23
Class I	1,000.00	1,018.94	1.18	5.91
Class Q	1,000.00	1,017.70	1.43	7.15

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING International Value Fund	November 1, 2006	April 30, 2007	Ratio	April 30, 2007*

Actual Fund Return
Class A	$1,000.00	$1,153.60	1.60%	$8.54
Class B	1,000.00	1,149.30	2.30	12.26
Class C	1,000.00	1,149.70	2.30	12.26
Class I	1,000.00	1,155.40	1.23	6.57
Class Q	1,000.00	1,154.90	1.31	7.00
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.86	1.60%	$8.00
Class B	1,000.00	1,013.44	2.30	11.48
Class C	1,000.00	1,013.39	2.30	11.48
Class I	1,000.00	1,018.70	1.23	6.16
Class Q	1,000.00	1,018.30	1.31	6.56

ING International Value Choice Fund
Actual Fund Return
Class A	$1,000.00	$1,089.90	1.64%	$8.50
Class B	1,000.00	1,086.10	2.39	12.36
Class C	1,000.00	1,086.80	2.39	12.37
Class I	1,000.00	1,093.50	1.23	6.38
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.66	1.64%	$8.20
Class B	1,000.00	1,012.94	2.39	11.93
Class C	1,000.00	1,012.94	2.39	11.93
Class I	1,000.00	1,018.70	1.23	6.16

ING International Value Opportunities Fund
Actual Fund Return
Class A	$1,000.00	$1,040.00	1.40%	$7.08
Class B	1,000.00	1,039.00	2.15	10.87
Class C	1,000.00	1,039.00	2.15	10.87
Class I	1,000.00	1,041.00	1.05	5.31
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.85	1.40%	$7.00
Class B	1,000.00	1,014.13	2.15	10.74
Class C	1,000.00	1,014.13	2.15	10.74
Class I	1,000.00	1,019.59	1.05	5.26

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Russia Fund	November 1, 2006	April 30, 2007	Ratio	April 30, 2007*

Actual Fund Return	$1,000.00	$1,205.20	1.91%	$10.44
Hypothetical (5% return before expenses)	$1,000.00	$1,015.32	1.91%	$9.54

ING Emerging Markets Fixed Income Fund
Actual Fund Return
Class A	$1,000.00	$1,064.90	1.25%	$6.40
Class B	1,000.00	1,061.30	2.00	10.22
Class C	1,000.00	1,062.30	2.00	10.23
Class I	1,000.00	1,035.00	1.00	5.05
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.60	1.25%	$6.26
Class B	1,000.00	1,014.88	2.00	9.99
Class C	1,000.00	1,014.88	2.00	9.99
Class I	1,000.00	1,019.84	1.00	5.01

ING Global Bond Fund
Actual Fund Return
Class A	$1,000.00	$1,033.10	0.90%	$4.54
Class B	1,000.00	1,029.00	1.65	8.30
Class C	1,000.00	1,030.20	1.65	8.31
Class I	1,000.00	1,035.90	0.61	3.08
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.33	0.90%	$4.51
Class B	1,000.00	1,016.61	1.65	8.25
Class C	1,000.00	1,016.61	1.65	8.25
Class I	1,000.00	1,021.77	0.61	3.06

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Diversified International Fund	November 1, 2006	April 30, 2007	Ratio	April 30, 2007*

Actual Fund Return
Class A	$1,000.00	$1,159.90	0.35%	$1.87
Class B	1,000.00	1,155.90	1.10	5.88
Class C	1,000.00	1,155.30	1.10	5.88
Class I	1,000.00	1,161.10	0.10	0.54
Class R	1,000.00	1,096.20	0.60	3.12
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,023.06	0.35%	$1.76
Class B	1,000.00	1,019.34	1.10	5.51
Class C	1,000.00	1,019.34	1.10	5.51
Class I	1,000.00	1,024.30	0.10	0.50
Class R	1,000.00	1,021.82	0.60	3.01

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2007 (UNAUDITED)

	ING	ING	ING	ING
	Global	Global	Global	Global
	Equity	Natural	Real	Value
	Dividend	Resources	Estate	Choice
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$338,058,905	$126,806,926	$1,278,884,561	$118,456,589
Investments in affiliates**	—	—	2,943,858	—
Short-term investments at amortized cost	25,983,246	—	61,472,070	29,829,869
Cash	23,189,808	—	46,015,860	505,223
Foreign currencies at value***	586,157	—	3,827,853	6,582

Receivables:
Investment securities sold	802,016	4,329,004	1,210,778	720,639
Fund shares sold	3,088,012	43,708	27,818,083	125,119
Dividends and interest	1,478,143	53,641	2,149,014	325,850
Prepaid expenses	34,063	16,725	105,705	37,798

Total assets	393,220,350	131,250,004	1,424,427,782	150,007,669

LIABILITIES:
Payable for investment securities purchased	5,215,803	4,083,351	24,626,824	4,658,754
Payable for fund shares redeemed	386,545	296,648	2,844,029	353,540
Payable upon receipt of securities loaned	25,983,246	—	61,472,070	27,565,174
Unrealized depreciation on forward currency contracts	—	—	520	—
Payable to affiliates	403,269	124,793	1,339,134	185,856
Payable to custodian due to bank overdraft	—	7,578	—	—
Payable to custodian due to foreign currency overdraft	—	674	—	—
Payable for directors fees	133	40,745	1,381	25,006
Other accrued expenses and liabilities	107,549	63,756	328,132	94,991

Total liabilities	32,096,545	4,617,545	90,612,090	32,883,321

NET ASSETS	$361,123,805	$126,632,459	$1,333,815,692	$117,124,348

NET ASSETS WERE COMPRISED OF:
Paid-in capital	308,790,507	100,511,367	1,147,933,135	269,458,158
Undistributed net investment income (distributions in excess of net investment income/accumulated net investment loss)	1,080,159	(189,583)	(31,646,979)	(21,270)
Accumulated net realized gain (loss) on investments and foreign currency related transactions	6,787,509	7,421,845	14,606,461	(167,905,986)
Net unrealized appreciation on investments and foreign currency related transactions	44,465,630	18,888,830	202,923,075	15,593,446

NET ASSETS	$361,123,805	$126,632,459	$1,333,815,692	$117,124,348

+ Including securities loaned at value	$25,013,265	$—	$59,043,606	$26,407,843
* Cost of investments in securities	$293,629,488	$107,919,551	$1,076,621,327	$102,865,152
** Cost of investments in affiliates	$—	$—	$2,242,416	$—
*** Cost of foreign currencies	$588,052	$—	$3,837,367	$6,548

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

	ING	ING	ING	ING
	Global	Global	Global	Global
	Equity	Natural	Real	Value
	Dividend	Resources	Estate	Choice
	Fund	Fund	Fund	Fund

Class A:
Net assets	$173,956,054	$126,632,459	$945,603,778	$51,008,923
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	10,520,050	11,192,292	39,217,476	2,052,260
Net asset value and redemption price per share	$16.54	$11.31	$24.11	$24.86
Maximum offering price per share (5.75%)(1)	$17.55	$12.00	$25.58	$26.38

Class B:
Net assets	$57,274,089	n/a	$59,228,919	$21,478,208
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$—	n/a	$—	$—
Shares outstanding	3,472,396	n/a	2,868,794	799,835
Net asset value and redemption price per share (2)	$16.49	n/a	$20.65	$26.85
Maximum offering price per share	$16.49	n/a	$20.65	$26.85

Class C:
Net assets	$113,593,690	n/a	$275,290,503	$34,936,452
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$—	n/a	$—	$—
Shares outstanding	6,902,779	n/a	12,705,894	1,463,738
Net asset value and redemption price per share (2)	$16.46	n/a	$21.67	$23.87
Maximum offering price per share	$16.46	n/a	$21.67	$23.87

Class I:
Net assets	n/a	n/a	$22,079,937	$6,907,891
Shares authorized	n/a	n/a	unlimited	unlimited
Par value	n/a	n/a	$—	$—
Shares outstanding	n/a	n/a	915,574	277,031
Net asset value and redemption price per share	n/a	n/a	$24.12	$24.94
Maximum offering price per share	n/a	n/a	$24.12	$24.94

Class O:
Net assets	$16,299,972	n/a	$31,612,555	n/a
Shares authorized	unlimited	n/a	unlimited	n/a
Par value	$—	n/a	$—	n/a
Shares outstanding	985,825	n/a	1,311,549	n/a
Net asset value and redemption price per share	$16.53	n/a	$24.10	n/a
Maximum offering price per share	$16.53	n/a	$24.10	n/a

Class Q:
Net assets	n/a	n/a	n/a	$2,792,874
Shares authorized	n/a	n/a	n/a	unlimited
Par value	n/a	n/a	n/a	$—
Shares outstanding	n/a	n/a	n/a	95,800
Net asset value and redemption price per share	n/a	n/a	n/a	$29.15
Maximum offering price per share	n/a	n/a	n/a	$29.15

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2007 (UNAUDITED)

	ING
	Disciplined	ING		ING
	International	Emerging	ING	Greater
	SmallCap	Countries	Foreign	China
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$130,249,252	$255,591,798	$582,478,524	$46,014,497
Short-term investments at amortized cost	108,110,000	48,737,122	13,810,417	—
Cash	7,451,669	1,156,037	3,726,072	1,111,913
Foreign currencies at value**	217,857	129,451	20,559,139	250,525

Receivables:
Investment securities sold	9,822,957	77,254	6,427,038	1,217,707
Fund shares sold	218,520	1,347,263	4,064,862	631,953
Dividends and interest	99,795	1,604,928	1,125,648	68,057
Unrealized appreciation on forward currency contracts	—	—	75,291	—
Prepaid expenses	103,733	46,530	51,602	33,373
Reimbursement due from manager	1,944	—	—	—

Total assets	256,275,727	308,690,383	632,318,593	49,328,025

LIABILITIES:
Payable for investment securities purchased	124,330,838	1,209,979	10,227,315	—
Payable for fund shares redeemed	6,400,000	382,994	615,955	2,803,607
Payable upon receipt of securities loaned	—	39,762,331	10,086,919	—
Unrealized depreciation on forward currency contracts	—	—	450,601	—
Payable to affiliates	9,695	370,710	784,031	66,133
Payable for directors fees	398	34,286	492	2,630
Other accrued expenses and liabilities	76,060	183,287	355,489	71,525

Total liabilities	130,816,991	41,943,587	22,520,802	2,943,895

NET ASSETS	$125,458,736	$266,746,796	$609,797,791	$46,384,130

NET ASSETS WERE COMPRISED OF:
Paid-in capital	124,365,286	243,466,112	431,009,379	37,694,046
Undistributed net investment income (distributions in excess of investment income)	111,561	1,686,349	115,546	(229,299)
Accumulated net realized gain (loss) on investments and foreign currency related transactions	1,147,806	(23,196,444)	17,621,217	1,673,633
Net unrealized appreciation or depreciation on investments and foreign currency related transactions	(165,917)	44,790,779	161,051,649	7,245,750

NET ASSETS	$125,458,736	$266,746,796	$609,797,791	$46,384,130

+ Including securities loaned at value	$—	$37,309,738	$9,611,526	$—
* Cost of investments in securities	$130,397,420	$210,814,597	$421,123,414	$38,768,110
** Cost of foreign currencies	$216,355	$129,192	$20,502,618	$251,085

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

	ING
	Disciplined	ING		ING
	International	Emerging	ING	Greater
	SmallCap	Countries	Foreign	China
	Fund	Fund	Fund	Fund

Class A:
Net assets	$49,069	$162,121,755	$281,256,730	$38,255,077
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	4,345	4,534,785	13,326,948	2,602,985
Net asset value and redemption price per share	$11.29	$35.75	$21.10	$14.70
Maximum offering price per share (5.75%)(1)	$11.98	$37.93	$22.39	$15.60

Class B:
Net assets	$4,935	$15,209,721	$44,699,241	$3,563,298
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	438	432,346	2,180,435	244,384
Net asset value and redemption price per share(2)	$11.27	$35.18	$20.50	$14.58
Maximum offering price per share	$11.27	$35.18	$20.50	$14.58

Class C:
Net assets	$1,138	$44,118,181	$199,003,865	$4,540,101
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	101	1,326,172	9,692,532	310,963
Net asset value and redemption price per share(2)	$11.27	$33.27	$20.53	$14.60
Maximum offering price per share	$11.27	$33.27	$20.53	$14.60

Class I:
Net assets	$125,403,594	$30,292,238	$83,585,097	$25,654
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	11,084,849	845,566	3,905,649	1,745
Net asset value and redemption price per share	$11.31	$35.82	$21.40	$14.70
Maximum offering price per share	$11.31	$35.82	$21.40	$14.70

Class Q:
Net assets	n/a	$15,004,901	$1,252,858	n/a
Shares authorized	n/a	unlimited	unlimited	n/a
Par value	n/a	$—	$—	n/a
Shares outstanding	n/a	405,783	59,166	n/a
Net asset value and redemption price per share	n/a	$36.98	$21.18	n/a
Maximum offering price per share	n/a	$36.98	$21.18	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2007 (UNAUDITED)

	ING	ING	ING
	Index Plus	International	International	ING
	International	Capital	Growth	International
	Equity	Appreciation	Opportunities	Real Estate
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$95,858,082	$95,315,344	$129,990,493	$306,617,611
Investments in affiliates**	56,901	—	—	—
Short-term investments in affiliates at amortized cost	—	—	3,300,000	—
Short-term investments at amortized cost	—	—	1,854,088	12,802,275
Cash	3,218,469	1,349,793	—	1,428,331
Foreign currencies at value***	1,051,035	40,519	126,266	432,071

Receivables:
Investment securities sold	—	1,082,789	5,949,866	3,226,880
Fund shares sold	905,220	903,814	208,775	7,198,452
Dividends and interest	429,824	216,754	678,161	647,386
Prepaid expenses	36,866	32,125	42,430	40,982
Reimbursement due from manager	—	—	—	2,431

Total assets	101,556,397	98,941,138	142,150,079	332,396,419

LIABILITIES:
Payable for investment securities purchased	—	903,535	7,313,612	10,803,510
Payable for fund shares redeemed	—	16,284	152,490	212,787
Payable upon receipt of securities loaned	—	—	1,854,088	—
Unrealized depreciation on forward currency contracts	—	—	—	3,512
Payable to affiliates	54,355	90,666	167,625	366,839
Payable to custodian due to bank overdraft	—	—	83,031	—
Payable for directors fees	1,021	529	20,031	2,247
Other accrued expenses and liabilities	82,613	83,054	85,430	155,308

Total liabilities	137,989	1,094,068	9,676,307	11,544,203

NET ASSETS	$101,418,408	$97,847,070	$132,473,772	$320,852,216

NET ASSETS WERE COMPRISED OF:
Paid-in capital	82,027,874	84,821,296	107,196,691	287,593,325
Undistributed net investment income	950,534	280,950	210,101	122,472
Accumulated net realized gain (loss) on investments and foreign currency related transactions	7,053,449	1,561,777	5,749,370	(1,485,584)
Net unrealized appreciation on investments and foreign currency related transactions	11,386,551	11,183,047	19,317,610	34,622,003

NET ASSETS	$101,418,408	$97,847,070	$132,473,772	$320,852,216

+ Including securities loaned at value	$—	$—	$1,769,700	$—
* Cost of investments in securities	$84,493,852	$84,131,849	$110,685,364	$271,980,750
** Cost of investments in affiliates	$53,384	$—	$—	$—
*** Cost of foreign currencies	$1,036,545	$40,584	$139,303	$433,653

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

	ING	ING	ING
	Index Plus	International	International	ING
	International	Capital	Growth	International
	Equity	Appreciation	Opportunities	Real Estate
	Fund	Fund	Fund	Fund

Class A:
Net assets	$3,956,770	$3,299,721	$60,026,252	$188,608,726
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	302,190	259,204	4,445,077	13,709,966
Net asset value and redemption price per share	$13.09	$12.73	$13.50	$13.76
Maximum offering price per share (5.75%)(1)	$13.89	$13.51	$14.32	$14.60

Class B:
Net assets	$445,352	$137,977	$16,861,622	$8,479,648
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	34,292	10,931	1,298,499	618,886
Net asset value and redemption price per share (2)	$12.98	$12.62	$12.99	$13.70
Maximum offering price per share	$12.98	$12.62	$12.99	$13.70

Class C:
Net assets	$724,203	$126,131	$16,588,775	$77,470,418
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	55,702	9,959	1,276,800	5,656,053
Net asset value and redemption price per share (2)	$13.00	$12.67	$12.99	$13.70
Maximum offering price per share	$13.00	$12.67	$12.99	$13.70

Class I:
Net assets	$96,292,083	$94,283,241	$8,158,351	$46,293,424
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	7,354,606	7,393,729	607,265	3,360,763
Net asset value and redemption price per share	$13.09	$12.75	$13.43	$13.77
Maximum offering price per share	$13.09	$12.75	$13.43	$13.77

Class Q:
Net assets	n/a	n/a	$30,838,772	n/a
Shares authorized	n/a	n/a	unlimited	n/a
Par value	n/a	n/a	$—	n/a
Shares outstanding	n/a	n/a	2,306,899	n/a
Net asset value and redemption price per share	n/a	n/a	$13.37	n/a
Maximum offering price per share	n/a	n/a	$13.37	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2007 (UNAUDITED)

			ING	ING
	ING	ING	International	International
	International	International	Value	Value
	SmallCap	Value	Choice	Opportunities
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$887,842,484	$5,363,330,502	$97,082,718	$10,119,857
Short-term investments at amortized cost	25,303,591	389,777,477	5,807,218	—
Cash	3,373,968	17,352,618	646,405	171,290
Foreign currencies at value**	5,039,958	789,539	4,004	4,509

Receivables:
Investment securities sold	5,232,820	—	478,296	—
Fund shares sold	6,784,467	6,806,009	722,478	5,587
Dividends and interest	2,436,057	25,715,725	196,922	58,838
Unrealized appreciation on forward currency contracts	—	34,927	—	—
Prepaid expenses	54,225	97,890	25,581	57,418
Reimbursement due from manager	—	—	979	5,387

Total assets	936,067,570	5,803,904,687	104,964,601	10,422,886

LIABILITIES:
Payable for investment securities purchased	18,747,687	40,661,582	129,387	—
Payable for fund shares redeemed	901,378	10,807,117	919,134	24
Payable upon receipt of securities loaned	—	235,612,249	—	—
Payable to affiliates	1,003,411	6,444,655	105,635	9,829
Payable for directors fees	205	16,513	1,554	124
Other accrued expenses and liabilities	275,887	2,665,992	37,338	6,065

Total liabilities	20,928,568	296,208,108	1,193,048	16,042

NET ASSETS	$915,139,002	$5,507,696,579	$103,771,553	$10,406,844

NET ASSETS WERE COMPRISED OF:
Paid-in capital	671,608,629	3,666,722,509	93,611,377	10,008,643
Undistributed net investment income	2,466,426	23,922,302	577,638	97,064
Accumulated net realized gain on investments and foreign currency related transactions	77,053,145	285,136,617	2,649,559	2,840
Net unrealized appreciation on investments and foreign currency related transactions	164,010,802	1,531,915,151	6,932,979	298,297

NET ASSETS	$915,139,002	$5,507,696,579	$103,771,553	$10,406,844

+ Including securities loaned at value	$—	$219,761,219	$—	$—
* Cost of investments in securities	$723,805,564	$3,831,510,129	$90,150,629	$9,822,160
** Cost of foreign currencies	$5,030,492	$840,656	$2,941	$4,522

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

			ING	ING
	ING	ING	International	International
	International	International	Value	Value
	SmallCap	Value	Choice	Opportunities
	Fund	Fund	Fund	Fund

Class A:
Net assets	$373,290,139	$2,209,074,783	$18,256,776	$10,403,662
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	6,236,532	99,156,709	1,377,519	1,000,537
Net asset value and redemption price per share	$59.86	$22.28	$13.25	$10.40
Maximum offering price per share (5.75%)(1)	$63.51	$23.64	$14.06	$11.03

Class B:
Net assets	$66,174,836	$364,677,375	$3,687,286	$1,060
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	1,071,697	16,682,895	281,249	102
Net asset value and redemption price per share(2)	$61.75	$21.86	$13.11	$10.39
Maximum offering price per share	$61.75	$21.86	$13.11	$10.39

Class C:
Net assets	$85,457,109	$779,059,650	$4,792,582	$1,060
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	1,513,214	35,837,582	364,721	102
Net asset value and redemption price per share(2)	$56.47	$21.74	$13.14	$10.39
Maximum offering price per share	$56.47	$21.74	$13.14	$10.39

Class I:
Net assets	$278,240,813	$2,126,665,592	$77,034,909	$1,062
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	4,636,982	95,362,125	5,811,101	102
Net asset value and redemption price per share	$60.00	$22.30	$13.26	$10.41
Maximum offering price per share	$60.00	$22.30	$13.26	$10.41

Class Q:
Net assets	$111,976,105	$28,219,179	n/a	n/a
Shares authorized	unlimited	unlimited	n/a	n/a
Par value	$—	$—	n/a	n/a
Shares outstanding	1,741,607	1,263,313	n/a	n/a
Net asset value and redemption price per share	$64.29	$22.34	n/a	n/a
Maximum offering price per share	$64.29	$22.34	n/a	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2007 (UNAUDITED)

		ING
		Emerging	ING	ING
	ING	Markets	Global	Diversified
	Russia	Fixed-Income	Bond	International
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$916,268,128	$29,280,978	$23,377,558	$—
Investments in affiliates**	—	—	—	404,251,670
Short-term investments at amortized cost	102,746,288	—	1,841,343	—
Short-term investments in affiliates at amortized cost	—	—	3,750,000	—
Cash	21,351,832	90,134,199	—	449,663
Cash collateral for futures	—	14,000	23,104	—
Foreign currencies at value***	—	—	601,869	—

Receivables:
Investment securities sold	—	65,627	1,845,307	—
Fund shares sold	3,296,308	216,198	4,383	4,371,893
Dividends and interest	2,875,663	460,460	205,243	—
Variation margin receivable	—	—	15,148	—
Unrealized appreciation on forward currency contracts	—	—	47,246	—
Prepaid expenses	57,380	30,335	42,542	67,519
Reimbursement due from manager	—	1,336	27,508	57,710

Total assets	1,046,595,599	120,203,133	31,781,251	409,198,455

LIABILITIES:
Payable for investment securities purchased	—	99,167	4,852,218	2,426,623
Payable for fund shares redeemed	3,984,448	5,800,000	—	700,331
Payable for futures variation margin	—	11,813	24,575	—
Payable upon receipt of securities loaned	102,746,288	—	—	—
Unrealized depreciation on forward currency contracts	—	—	21,575	—
Income distribution payable	—	—	94,198	—
Payable to affiliates	1,258,158	25,462	16,135	200,106
Payable to custodian due to bank overdraft	—	—	245,407	—
Payable to custodian due to foreign currency overdraft****	—	2,312	—	—
Payable for directors fees	17,398	2,215	479	946
Other accrued expenses and liabilities	1,434,603	48,194	23,259	103,976

Total liabilities	109,440,895	5,989,163	5,277,846	3,431,982

NET ASSETS	$937,154,704	$114,213,970	$26,503,405	$405,766,473

NET ASSETS WERE COMPRISED OF:
Paid-in capital	512,145,695	112,956,927	25,943,960	342,562,261
Undistributed net investment income (accumulated net investment loss/distribution in excess of net investment income)	(2,914,281)	180,158	(136,147)	190,875
Accumulated net realized gain on investments, foreign currency related transactions, and futures	32,139,101	84,868	347,899	4,981,783
Net unrealized appreciation on investments, foreign currency related transactions, and futures	395,784,189	992,017	347,693	58,031,554

NET ASSETS	$937,154,704	$114,213,970	$26,503,405	$405,766,473

+ Including securities loaned at value	$101,144,244	$—	$—	$—
* Cost of investments in securities	$520,484,309	$28,294,556	$23,059,295	$—
** Cost of investments in affiliates	$—	$—	$—	$346,220,116
*** Cost of foreign currencies	$—	$—	$587,379	$—
**** Cost of foreign currency overdraft	$—	$2,267	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

		ING
		Emerging	ING	ING
	ING	Markets	Global	Diversified
	Russia	Fixed Income	Bond	International
	Fund	Fund	Fund	Fund

Class A:
Net assets	$937,154,704	$23,943,156	$26,198,120	$259,548,999
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	14,645,120	2,254,779	2,564,802	19,364,232
Net asset value and redemption price per share	$63.99	$10.62	$10.21	$13.40
Maximum offering price per share (5.75%) (1)	$67.89	$10.89 (3)	$10.47 (3)	$14.22

Class B:
Net assets	n/a	$312,284	$182,535	$33,086,891
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$—	$—	$—
Shares outstanding	n/a	29,498	17,948	2,481,658
Net asset value and redemption price per share(2)	n/a	$10.59	$10.17	$13.33
Maximum offering price per share	n/a	$10.59	$10.17	$13.33

Class C:
Net assets	n/a	$653,617	$121,718	$112,681,425
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$—	$—	$—
Shares outstanding	n/a	61,746	11,922	8,456,910
Net asset value and redemption price per share(2)	n/a	$10.59	$10.21	$13.32
Maximum offering price per share	n/a	$10.59	$10.21	$13.32

Class I:
Net assets	n/a	$89,304,913	$1,032	$9,744
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$—	$—	$—
Shares outstanding	n/a	8,433,644	101	726
Net asset value and redemption price per share	n/a	$10.59	$10.22	$13.42
Maximum offering price per share	n/a	$10.59	$10.22	$13.42

Class R:
Net assets	n/a	n/a	n/a	$439,414
Shares authorized	n/a	n/a	n/a	unlimited
Par value	n/a	n/a	n/a	$—
Shares outstanding	n/a	n/a	n/a	33,093
Net asset value and redemption price per share	n/a	n/a	n/a	$13.28
Maximum offering price per share	n/a	n/a	n/a	$13.28

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

(3)	Maximum offering price per share for ING Emerging Markets Fixed Income Fund and ING Global Bond Fund is computed at 100/97.50 of net asset value. On purchases of $99,999 or more, the offering price is reduced.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED)

	ING	ING		ING
	Global	Global	ING	Global
	Equity	Natural	Global	Value
	Dividend	Resources	Real Estate	Choice
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$6,110,963	$736,680	$9,935,274	$1,018,841
Interest	109,085	4,779	790,406	114,328
Securities lending income	20,647	—	32,922	34,361

Total investment income	6,240,695	741,459	10,758,602	1,167,530

EXPENSES:
Investment management fees	1,009,130	517,294	3,572,755	559,197

Distribution and service fees:
Class A	171,983	151,769	876,587	86,398
Class B	253,621	—	224,404	107,336
Class C	468,639	—	919,552	167,663
Class O	7,854	—	17,059	—
Class Q	—	—	—	3,480

Transfer agent fees:
Class A	63,767	82,628	380,722	42,008
Class B	23,517	—	24,378	18,739
Class C	43,444	—	99,353	29,217
Class I	—	—	251	512
Class O	1,361	—	6,890	—
Class Q	—	—	—	238
Administrative service fees	144,160	60,707	479,395	55,919
Shareholder reporting expense	31,247	35,996	88,290	17,142
Registration fees	31,604	14,493	72,132	34,595
Professional fees	20,159	9,697	46,253	9,955
Custody and accounting expense	39,331	14,661	97,647	13,928
Directors fees	4,534	1,448	17,515	1,810
Miscellaneous expense	5,386	6,747	8,842	6,430
Interest expense	—	3,463	1,554	—

Total expenses	2,319,737	898,903	6,933,579	1,154,567
Net recouped fees	—	—	—	45,901
Brokerage commission recapture	—	—	—	(6,714)

Net expenses	2,319,737	898,903	6,933,579	1,193,754

Net investment income (loss)	3,920,958	(157,444)	3,825,023	(26,224)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:

Net realized gain (loss) on:
Investments	7,895,001	7,619,006	18,636,153	7,688,564
Foreign currency related transactions	(98,015)	(14,625)	(901,289)	26,379

Net realized gain on investments and foreign currency related transactions	7,796,986	7,604,381	17,734,864	7,714,943

Net change in unrealized appreciation or depreciation on:
Investments	19,835,635	9,047,614	80,029,919	7,270,013
Foreign currency related transactions	36,027	1,681	(54,542)	(961)

Net change in unrealized appreciation or depreciation on investments	19,871,662	9,049,295	79,975,377	7,269,052

Net realized and unrealized gain on investments and foreign currency related transactions	27,668,648	16,653,676	97,710,241	14,983,995

Increase in net assets resulting from operations	$31,589,606	$16,496,232	$101,535,264	$14,957,771

* Foreign taxes withheld	$375,539	$36,267	$833,035	$82,971

(1)	Dividends for the six months ended April 30, 2007 for ING Global Real Estate Fund includes dividends from affiliate of $39,575 for ING UK Real Estate Income Trust.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS (UNAUDITED)

	ING
	Disciplined	ING		ING
	International	Emerging	ING	Greater
	SmallCap	Countries	Foreign	China
	Fund	Fund	Fund	Fund

	December 20,	Six Months	Six Months	Six Months
	2006(1) to	Ended	Ended	Ended
	April 30,	April 30,	April 30,	April 30,
	2007	2007	2007	2007

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$143,232	$3,829,937	$4,066,431	$220,864
Interest	21,839	124,634	171,991	—
Securities lending income	—	62,626	10,642	—
Settlement income(2)	—	47,008	—	—

Total investment income	165,071	4,064,205	4,249,064	220,864

EXPENSES:
Investment management fees	33,783	1,496,141	2,661,428	241,017

Distribution and service fees:
Class A	5	251,545	308,045	43,599
Class B	9	72,025	205,047	15,792
Class C	4	198,956	869,569	19,263
Class M(3)	—	1,986	—	—
Class Q	—	15,956	1,568	—

Transfer agent fees:
Class A	2	91,064	113,745	21,497
Class B	1	9,114	18,890	1,927
Class C	—	25,169	80,282	2,357
Class I	4,754	2,608	10,563	13
Class M(3)	—	572	—	—
Class Q	—	1,333	139	—
Administrative service fees	5,630	119,690	268,279	20,958
Shareholder reporting expense	3,449	26,520	38,652	5,908
Registration fees	2,189	41,185	44,290	24,736
Professional fees	5,012	26,243	33,645	6,729
Custody and accounting expense	4,002	87,604	188,976	22,782
Directors fees	563	2,534	9,363	1,905
Offering expense	237	—	—	13,699
Miscellaneous expense	1,328	4,425	8,583	3,080
Interest expense	—	1,302	1,018	—

Total expenses	60,968	2,475,972	4,862,082	445,262
Net waived and reimbursed fees	(7,458)	(71,860)	—	—
Brokerage commission recapture	—	(46,075)	(1,129)	—

Net expenses	53,510	2,358,037	4,860,953	445,262

Net investment income (loss)	111,561	1,706,168	(611,889)	(224,398)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:

Net realized gain (loss) on:
Investments	1,168,384	18,488,789	23,521,112	1,763,408
Foreign currency related transactions	(20,578)	(15,352)	(3,379,536)	(12,491)

Net realized gain on investments and foreign currency related transactions	1,147,806	18,473,437	20,141,576	1,750,917

Net change in unrealized appreciation or depreciation on:
Investments	(148,168)	26,767,284	66,678,456	3,726,512
Foreign currency related transactions	(17,749)	11,365	409,173	(582)

Net change in unrealized appreciation or depreciation on investments	(165,917)	26,778,649	67,087,629	3,725,930

Net realized and unrealized gain on investments and foreign currency related transactions	981,889	45,252,086	87,229,205	5,476,847

Increase in net assets resulting from operations	$1,093,450	$46,958,254	$86,617,316	$5,252,449

* Foreign taxes withheld	$16,877	$359,340	$456,237	$616

(1)	Commencement of operations

(2)	Income related Fair Fund litigation settlement.

(3)	Effective January 2, 2007, Class M shareholders of ING Emerging Countries Fund were converted to Class A shares of the Fund.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED)

	ING	ING	ING
	Index Plus	International	International	ING
	International	Capital	Growth	International
	Equity	Appreciation	Opportunities	Real Estate
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$1,439,489	$632,744	$1,221,028	$2,169,144
Interest(2)	19,204	27,410	59,934	215,527
Securities lending income	—	—	9,468	—
Settlement income(3)	—	—	96,798	—

Total investment income	1,458,693	660,154	1,387,228	2,384,671

EXPENSES:
Investment management fees	279,565	283,256	661,552	956,144

Distribution and service fees:
Class A	11,137	4,470	74,907	136,407
Class B	1,752	516	83,880	23,492
Class C	3,067	496	81,365	214,111
Class Q	—	—	35,637	—

Transfer agent fees:
Class A	2,227	2,104	41,986	58,299
Class B	89	51	11,237	2,522
Class C	149	47	10,876	22,905
Class I	1,561	8,307	325	18,607
Class Q	—	—	855	—
Administrative service fees	50,829	33,324	66,154	96,108
Shareholder reporting expense	3,416	1,620	5,973	8,250
Registration fees	27,583	23,636	42,200	20,864
Professional fees	8,079	4,291	9,740	11,807
Custody and accounting expense	31,208	22,874	28,744	30,220
Directors fees	1,980	905	1,557	3,687
Offering expense	13,699	13,699	—	32,876
Miscellaneous expense	—	4,357	3,606	2,503
Interest expense	6,110	—	1,887	—

Total expenses	442,451	403,953	1,162,481	1,638,802
Net waived and reimbursed fees	—	(9,617)	(77)	(64,261)
Brokerage commission recapture	—	(86)	—	—

Net expenses	442,451	382,933	1,162,404	1,574,541

Net investment income	1,016,242	265,904	224,824	810,130

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:

Net realized gain (loss) on:
Investments (net of foreign tax on sale of Indian investments)**	7,523,568	2,057,955	9,910,660	1,389,167
Foreign currency related transactions	(2,732)	(33,455)	65,860	(327,467)

Net realized gain on investments and foreign currency related transactions	7,520,836	2,024,500	9,976,520	1,061,700

Net change in unrealized appreciation or depreciation on:
Investments	5,657,584	7,690,472	5,810,815	27,245,820
Foreign currency related transactions	18,406	(1,951)	6,196	(17,110)

Net change in unrealized appreciation or depreciation on investments	5,675,990	7,688,521	5,817,011	27,228,710

Net realized and unrealized gain on investments and foreign currency related transactions	13,196,826	9,713,021	15,793,531	28,290,410

Increase in net assets resulting from operations	$14,213,068	$9,978,925	$16,018,355	$29,100,540

* Foreign taxes withheld	$111,242	$54,708	$99,047	$273,988
** Foreign tax on sale of Indian investments	$—	$—	$30,582	$—

(1)	Dividends for the six months ended April 30, 2007 for ING Index Plus International Equity Fund includes dividends from affiliate of $605 for ING Industrial Fund.

(2)	Interest for the six months ended April 30, 2007 for ING International Growth Opportunities Fund includes interest from affiliate of $346 for ING Institutional Prime Money Market Fund.

(3)	Income related to Fair Fund litigation settlement.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS (UNAUDITED)

			ING	ING
	ING	ING	International	International
	International	International	Value	Value
	SmallCap	Value	Choice	Opportunities
	Fund	Fund	Fund	Fund

	Six Months Ended	Six Months Ended	Six Months Ended	February 28, 2007(1)
	April 30,	April 30,	April 30,	to April 30,
	2007	2007	2007	2007

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$7,268,909	$64,321,475	$1,092,911	$119,167
Interest	346,093	3,768,576	134,835	1,733
Securities lending income	350,350	114,917	—	—
Settlement income(2)	43,037	—	—	—

Total investment income	8,008,389	68,204,968	1,227,746	120,900

EXPENSES:
Investment management fees	3,392,006	25,730,447	390,528	13,383

Distribution and service fees:
Class A	497,945	3,143,303	23,723	4,180
Class B	306,053	1,821,228	18,149	2
Class C	363,233	3,746,157	22,953	2
Class Q	113,332	33,782	—	—

Transfer agent fees:
Class A	146,556	1,268,512	15,238	1,505
Class B	31,710	220,448	2,916	—
Class C	37,410	453,522	3,668	—
Class I	29,394	495,924	738	—
Class Q	14,457	7,018	—	—
Administrative service fees	349,337	3,006,418	39,052	1,673
Shareholder reporting expense	22,616	345,960	3,357	1,338
Registration fees	43,339	54,710	22,259	2,393
Professional fees	36,919	260,125	8,145	502
Custody and accounting expense	132,130	781,015	12,670	4,676
Directors fees	9,973	97,765	1,660	167
Offering expense	—	—	—	300
Miscellaneous expense	10,372	109,270	2,233	167
Interest expense	—	3,101	—	—

Total expenses	5,536,782	41,578,705	567,289	30,288
Net waived and reimbursed fees	—	(22,523)	—	(6,452)
Brokerage commission recapture	—	(165,261)	(1,100)	—

Net expenses	5,536,782	41,390,921	566,189	23,836

Net investment income	2,471,607	26,814,047	661,557	97,064

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:

Net realized gain (loss) on:
Investments	79,197,083	285,368,376	2,689,977	(2,724)
Foreign currency related transactions	78,848	(202,830)	(38,419)	5,564

Net realized gain on investments and foreign currency related transactions	79,275,931	285,165,546	2,651,558	2,840

Net change in unrealized appreciation or depreciation on:
Investments	91,216,790	425,070,155	3,558,428	297,697
Foreign currency related transactions	(35,711)	(61,011)	822	600

Net change in unrealized appreciation or depreciation on investments	91,181,079	425,009,144	3,559,250	298,297

Net realized and unrealized gain on investments and foreign currency related transactions	170,457,010	710,174,690	6,210,808	301,137

Increase in net assets resulting from operations	$172,928,617	$736,988,737	$6,872,365	$398,201

* Foreign taxes withheld	$751,135	$6,576,678	$127,490	$12,335

(1)	Commencement of operations

(2)	Income related to Fair Fund litigation settlement.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED)

		ING
		Emerging	ING	ING
	ING	Markets	Global	Diversified
	Russia	Fixed Income	Bond	International
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$5,415,949	$—	$16,016	$2,267,429
Interest(1)	—	1,163,975	479,308	—
Securities lending income	165,641	—	—	—

Total investment income	5,581,590	1,163,975	495,324	2,267,429

EXPENSES:
Investment management fees	5,555,109	91,762	51,439	—

Distribution and service fees:
Class A	1,111,019	34,364	31,971	262,370
Class B	—	1,523	397	138,336
Class C	—	2,191	309	446,683
Class R	—	—	—	498

Transfer agent fees:
Class A	390,546	6,744	7,383	110,195
Class B	—	73	28	14,525
Class C	—	123	20	46,902
Class I	—	—	—	5
Class R	—	—	—	104
Administrative service fees	444,404	14,117	12,860	163,553
Shareholder reporting expense	83,042	8,280	21,792	32,272
Registration fees	46,560	26,458	11,346	46,472
Professional fees	60,022	6,518	6,701	40,184
Custody and accounting expense	774,676	6,288	4,675	4,706
Directors fees	16,918	1,086	272	5,476
Offering expense	—	13,698	54,482	80,071
Miscellaneous expense	13,575	—	1,181	9,076
Interest expense	—	2,892	—	—

Total expenses	8,495,871	216,117	204,856	1,401,428
Net waived and reimbursed fees	—	(36,838)	(87,747)	(388,150)

Net expenses	8,495,871	179,279	117,109	1,013,278

Net investment income (loss)	(2,914,281)	984,696	378,215	1,254,151

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:

Net realized gain (loss) on:
Investments	32,994,770	76,875	231,382	6,547,222
Foreign currency related transactions	(11,725)	6,015	156,163	—
Futures	—	(9,465)	(19,301)	—

Net realized gain on investments, foreign currency related transactions, and futures	32,983,045	73,425	368,244	6,547,222

Net change in unrealized appreciation or depreciation on:
Investments	124,245,443	697,745	34,032	39,931,439
Foreign currency related transactions	302	977	87,166	—
Futures	—	25,841	(2,542)	—

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	124,245,745	724,563	118,656	39,931,439

Net realized and unrealized gain on investments, foreign currency related transactions, and futures	157,228,790	797,988	486,900	46,478,661

Increase in net assets resulting from operations	$154,314,509	$1,782,684	$865,115	$47,732,812

* Foreign taxes withheld	$782,480	$4,090	$42	$—

(1)	Interest for the six months ended April 30, 2007 for ING Global Bond Fund includes interest from affiliate of $33,114 for ING Institutional Prime Money Market Fund.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Global Equity		ING Global Natural
	Dividend Fund		Resources Fund

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income (loss)	$3,920,958	$6,077,893	$(157,444)	$(736,753)
Net realized gain on investments and foreign currency related transactions	7,796,986	11,756,201	7,604,381	44,515,644
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	19,871,662	23,693,909	9,049,295	(6,717,073)

Net increase in net assets resulting from operations	31,589,606	41,528,003	16,496,232	37,061,818

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	(2,051,659)	(2,877,316)	(2,937,873)	(180,375)
Class B	(573,048)	(1,049,974)	—	—
Class C	(1,078,988)	(1,773,737)	—	—
Class O	(94,844)	—	—	—

Net realized gains:
Class A	(5,696,724)	(1,118,180)	(3,999,909)	—
Class B	(2,232,186)	(431,639)	—	—
Class C	(3,980,153)	(736,438)	—	—
Class O	(83,443)	—	—	—

Total distributions	(15,791,045)	(7,987,284)	(6,937,782)	(180,375)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	125,392,823	95,777,433	5,249,736	22,092,980
Dividends reinvested	10,224,929	4,690,850	6,190,526	161,561

	135,617,752	100,468,283	11,440,262	22,254,541
Cost of shares redeemed	(21,566,090)	(53,698,155)	(15,478,676)	(25,464,330)

Net increase (decrease) in net assets resulting from capital share transactions	114,051,662	46,770,128	(4,038,414)	(3,209,789)

Net increase in net assets	129,850,223	80,310,847	5,520,036	33,671,654

NET ASSETS:
Beginning of period	231,273,582	150,962,735	121,112,423	87,440,769

End of period	$361,123,805	$231,273,582	$126,632,459	$121,112,423

Undistributed net investment income (accumulated net investment loss) at end of period	$1,080,159	$957,740	$(189,583)	$2,905,734

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Global Real Estate Fund		ING Global Value Choice Fund

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income (loss)	$3,825,023	$2,837,465	$(26,224)	$78,035
Net realized gain on investments and foreign currency related transactions	17,734,864	13,064,195	7,714,943	14,298,259
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	79,975,377	96,617,009	7,269,052	4,744,044

Net increase in net assets resulting from operations	101,535,264	112,518,669	14,957,771	19,120,338

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	(24,614,517)	(5,490,053)	—	(322,489)
Class B	(1,710,200)	(386,380)	—	—
Class C	(6,716,751)	(986,253)	—	(35,318)
Class I	(552,178)	(149,037)	—	—
Class O	(497,427)	—	—	—
Class Q	—	—	—	(39,663)

Net realized gains:
Class A	(7,533,676)	(8,946,554)	—	—
Class B	(577,495)	(920,111)	—	—
Class C	(2,018,085)	(2,017,572)	—	—
Class I	(167,262)	(103,752)	—	—
Class O	(47,650)	—	—	—

Total distributions	(44,435,241)	(18,999,712)	—	(397,470)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	844,621,947	386,972,514	10,965,772	22,826,540
Dividends reinvested	34,151,200	13,607,657	—	232,139

	878,773,147	400,580,171	10,965,772	23,058,679
Cost of shares redeemed	(221,562,629)	(54,880,614)	(14,846,952)	(36,462,732)

Net increase (decrease) in net assets resulting from capital share transactions	657,210,518	345,699,557	(3,881,180)	(13,404,053)

Net increase in net assets	714,310,541	439,218,514	11,076,591	5,318,815

NET ASSETS:
Beginning of period	619,505,151	180,286,637	106,047,757	100,728,942

End of period	$1,333,815,692	$619,505,151	$117,124,348	$106,047,757

Undistributed net investment income (accumulated net investment loss) at end of period	$(31,646,979)	$(1,380,929)	$(21,270)	$4,954

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Disciplined
	International
	SmallCap Fund	ING Emerging Countries Fund

	December 20,	Six Months
	2006(1) to	Ended	Year Ended
	April 30,	April 30,	October 31,
	2007	2007	2006

FROM OPERATIONS:
Net investment income	$111,561	$1,706,168	$2,988,696
Net realized gain on investments and foreign currency related transactions	1,147,806	18,473,437	19,176,929
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(165,917)	26,778,649	14,193,064

Net increase in net assets resulting from operations	1,093,450	46,958,254	36,358,689

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	—	(1,896,150)	(521,510)
Class B	—	(83,261)	—
Class C	—	(323,450)	(76,339)
Class I	—	(446,558)	—
Class M	—	(13,746)	(1,172)
Class Q	—	(179,954)	(72,796)

Total distributions	—	(2,943,119)	(671,817)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	130,765,273	49,251,283	104,928,041
Dividends reinvested	—	2,492,354	558,626

	130,765,273	51,743,637	105,486,667
Cost of shares redeemed	(6,399,987)	(37,271,266)	(65,590,355)

Net increase in net assets resulting from capital share transactions	124,365,286	14,472,371	39,896,312

Net increase in net assets	125,458,736	58,487,506	75,583,184

NET ASSETS:
Beginning of period	—	208,259,290	132,676,106

End of period	$125,458,736	$266,746,796	$208,259,290

Undistributed net investment income at end of period	$111,561	$1,686,349	$2,923,300

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Foreign Fund		ING Greater China Fund

	Six Months		Six Months	December 21,
	Ended	Year Ended	Ended	2005(1) to
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income (loss)	$(611,889)	$678,207	$(224,398)	$119,633
Net realized gain (loss) on investments and foreign currency related transactions	20,141,576	15,514,636	1,750,917	(99,352)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	67,087,629	63,917,689	3,725,930	3,519,820

Net increase in net assets resulting from operations	86,617,316	80,110,532	5,252,449	3,540,101

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	—	—	(127,573)	—
Class B	—	—	(9,360)	—
Class C	—	—	(5,789)	—
Class I	—	—	(143)	—

Net realized gains:
Class A	(8,170,693)	(3,149,065)	(219)	—
Class B	(1,424,431)	(602,429)	(24)	—
Class C	(5,882,217)	(2,293,757)	(21)	—
Class I	(2,373,358)	(25,483)	—	—
Class Q	(43,762)	(26,071)	—	—

Total distributions	(17,894,461)	(6,096,805)	(143,129)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	104,932,788	225,899,108	24,868,566	26,394,340
Dividends reinvested	12,389,371	3,983,760	73,388	—

	117,322,159	229,882,868	24,941,954	26,394,340
Cost of shares redeemed	(50,746,707)	(65,228,166)	(11,478,899)	(2,122,686)

Net increase in net assets resulting from capital share transactions	66,575,452	164,654,702	13,463,055	24,271,654

Net increase in net assets	135,298,307	238,668,429	18,572,375	27,811,755

NET ASSETS:
Beginning of period	474,499,484	235,831,055	27,811,755	—

End of period	$609,797,791	$474,499,484	$46,384,130	$27,811,755

Undistributed net investment income (accumulated net investment loss) at end of period	$115,546	$727,435	$(229,299)	$137,964

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Index Plus International		ING International Capital
	Equity Fund		Appreciation Fund

	Six Months	December 21,	Six Months	December 21,
	Ended	2005(1) to	Ended	2005(1) to
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income	$1,016,242	$816,012	$265,904	$105,745
Net realized gain on investments and foreign currency related transactions	7,520,836	1,855,644	2,024,500	1,085,185
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	5,675,990	5,710,561	7,688,521	3,494,526

Net increase in net assets resulting from operations	14,213,068	8,382,217	9,978,925	4,685,456

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	(87,342)	—	(23,107)	—
Class B	(1,478)	—	(260)	—
Class C	(2,010)	—	(23)	—
Class I	(863,636)	—	(383,682)	—

Net realized gains:
Class A	(291,175)	—	(108,029)	—
Class B	(6,890)	—	(1,967)	—
Class C	(12,818)	—	(1,476)	—
Class I	(1,953,787)	—	(1,126,292)	—

Total distributions	(3,219,136)	—	(1,644,836)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	28,144,057	26,394,340	39,776,121	58,564,363
Dividends reinvested	2,857,592	—	1,517,633	—

	31,001,649	26,394,340	41,293,754	58,564,363
Cost of shares redeemed	(32,469,444)	(7,694,903)	(2,789,333)	(12,241,259)

Net increase (decrease) in net assets resulting from capital share transactions	(1,467,795)	83,510,054	38,504,421	46,323,104

Net increase in net assets	9,526,137	91,892,271	46,838,510	51,008,560

NET ASSETS:
Beginning of period	91,892,271	—	51,008,560	—

End of period	$101,418,408	$91,892,271	$97,847,070	$51,008,560

Undistributed net investment income at end of period	$950,534	$888,758	$280,950	$422,118

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING International Growth		ING International
	Opportunities Fund		Real Estate Fund

	Six Months		Six Months	February 28,
	Ended	Year Ended	Ended	2006(1) to
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income	$224,824	$1,076,925	$810,130	$264,817
Net realized gain (loss) on investments and foreign currency related transactions	9,976,520	18,604,719	1,061,700	(265,508)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	5,817,011	4,910,755	27,228,710	7,393,293

Net increase in net assets resulting from operations	16,018,355	24,592,399	29,100,540	7,392,602

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	(680,068)	(808,009)	(1,740,766)	(120,231)
Class B	(66,840)	(134,209)	(63,192)	(1,428)
Class C	(70,208)	(114,855)	(544,522)	(19,994)
Class I	(212,485)	(475,409)	(730,486)	(34,816)
Class Q	(379,024)	(281,619)	—	—

Net realized gains:
Class A	(5,041,991)	—	—	—
Class B	(1,473,205)	—	—	—
Class C	(1,405,761)	—	—	—
Class I	(1,170,829)	—	—	—
Class Q	(2,425,795)	—	—	—

Total distributions	(12,926,206)	(1,814,101)	(3,078,966)	(176,469)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	16,136,319	40,612,022	219,708,742	92,161,082
Dividends reinvested	11,571,000	1,681,978	1,827,066	62,630

	27,707,319	42,294,000	221,535,808	92,223,712
Redemption fee proceeds	—	257	—	—
Cost of shares redeemed	(30,230,621)	(53,702,310)	(17,552,770)	(8,592,241)

Net increase (decrease) in net assets resulting from capital share transactions	(2,523,302)	(11,408,053)	203,983,038	83,631,471

Net increase in net assets	568,847	11,370,245	230,004,612	90,847,604

NET ASSETS:
Beginning of period	131,904,925	120,534,680	90,847,604	—

End of period	$132,473,772	$131,904,925	$320,852,216	$90,847,604

Undistributed net investment income at end of period	$210,101	$1,393,902	$122,472	$2,391,308

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING International SmallCap Fund		ING International Value Fund

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income	$2,471,607	$2,559,972	$26,814,047	$38,146,974
Net realized gain on investments and foreign currency related transactions	79,275,931	62,907,548	285,165,546	492,808,704
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	91,181,079	32,230,993	425,009,144	552,897,031

Net increase in net assets resulting from operations	172,928,617	97,698,513	736,988,737	1,083,852,709

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	(1,450,677)	(1,533,625)	(18,482,190)	(14,654,043)
Class B	—	—	(533,208)	(194,108)
Class C	(3,361)	(57,978)	(1,845,996)	(1,042,925)
Class I	(1,454,643)	(164,327)	(22,422,943)	(15,430,051)
Class Q	(542,824)	(617,820)	(267,155)	(268,368)

Net realized gains:
Class A	—	—	(197,689,141)	(133,758,480)
Class B	—	—	(36,175,155)	(30,856,576)
Class C	—	—	(73,056,964)	(51,541,230)
Class I	—	—	(171,997,304)	(94,544,982)
Class Q	—	—	(2,584,599)	(2,101,201)

Total distributions	(3,451,505)	(2,373,750)	(525,054,655)	(344,391,964)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	231,463,666	309,748,096	616,988,480	828,247,984
Dividends reinvested	2,386,090	—	372,072,665	245,908,881

	233,849,756	309,748,096	989,061,145	1,074,156,865
Cost of shares redeemed	(74,640,454)	(161,509,548)	(541,287,760)	(1,022,244,408)

Net increase in net assets resulting from capital share transactions	159,209,302	150,118,225	447,773,385	51,912,457

Net increase in net assets	328,686,414	245,442,988	659,707,467	791,373,202

NET ASSETS:
Beginning of period	586,452,588	341,009,600	4,847,989,112	4,056,615,910

End of period	$915,139,002	$586,452,588	$5,507,696,579	$4,847,989,112

Undistributed net investment income at end of period	$2,466,426	$3,446,324	$23,922,302	$40,659,747

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

			ING
			International
			Value
	ING International Value		Opportunities
	Choice Fund		Fund

	Six Months		February 28,
	Ended	Year Ended	2007(1) to
	April 30,	October 31,	April 30,
	2007	2006	2007

FROM OPERATIONS:
Net investment income	$661,557	$403,477	$97,064
Net realized gain on investments and foreign currency related transactions	2,651,558	1,062,416	2,840
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	3,559,250	3,116,419	298,297

Net increase in net assets resulting from operations	6,872,365	4,582,312	398,201

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	(98,246)	(65,003)	—
Class B	—	(16,400)	—
Class C	—	(15,496)	—
Class I	(317,928)	—	—

Net realized gains:
Class A	(310,768)	(106,743)	—
Class B	(60,822)	(32,501)	—
Class C	(75,307)	(33,480)	—
Class I	(671,110)	—	—

Total distributions	(1,534,181)	(269,623)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	38,835,617	58,821,061	10,008,707
Dividends reinvested	1,417,746	176,320	—

	40,253,363	58,997,381	10,008,707
Cost of shares redeemed	(4,434,491)	(10,034,154)	(64)

Net increase in net assets resulting from capital share transactions	35,818,872	48,963,227	10,008,643

Net increase in net assets	41,157,056	53,275,916	10,406,844

NET ASSETS:
Beginning of period	62,614,497	9,338,581	—

End of period	$103,771,553	$62,614,497	$10,406,844

Undistributed net investment income at end of period	$577,638	$332,255	$97,064

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

			ING Emerging Markets
	ING Russia Fund		Fixed Income Fund

	Six Months		Six Months	December 21,
	Ended	Year Ended	Ended	2005(1)to
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income (loss)	$(2,914,281)	$(3,690,687)	$984,696	$707,511
Net realized gain on investments, foreign currency related transactions, and futures	32,983,045	46,256,786	73,425	82,947
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	124,245,745	174,358,878	724,563	267,454

Net increase in net assets resulting from operations	154,314,509	216,924,977	1,782,684	1,057,912

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	—	—	(896,912)	(587,392)
Class B	—	—	(8,884)	(4,028)
Class C	—	—	(12,203)	(9,308)
Class I	—	—	(24)	(513)

Net realized gains:
Class A	(43,574,710)	—	(71,166)	—
Class B	—	—	(814)	—
Class C	—	—	(946)	—

Total distributions	(43,574,710)	—	(990,949)	(601,241)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	204,350,598	528,911,241	92,646,020	26,474,530
Dividends reinvested	37,399,004	—	76,897	29,467

	241,749,602	528,911,241	92,722,917	26,503,997
Redemption fee proceeds	1,360,381	2,984,157	—	—
Cost of shares redeemed	(168,642,328)	(268,475,876)	(6,058,521)	(202,829)

Net increase in net assets resulting from capital share transactions	74,467,655	263,419,522	86,664,396	26,301,168

Net increase in net assets	185,207,454	480,344,499	87,456,131	26,757,839

NET ASSETS:
Beginning of period	751,947,250	271,602,751	26,757,839	—

End of period	$937,154,704	$751,947,250	$114,213,970	$26,757,839

Undistributed net investment income (accumulated net investment loss) at end of period	$(2,914,281)	$—	$180,158	$113,485

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Global Bond Fund		ING Diversified International Fund

	Six Months	June 30,	Six Months	December 21,
	Ended	2006(1) to	Ended	2005(1) to
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income (loss)	$378,215	$200,566	$1,254,151	$(741,875)
Net realized gain (loss) on investments, foreign currency related transactions, and futures	368,244	348,838	6,547,222	(1,565,439)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	118,656	229,037	39,931,439	18,100,115

Net increase in net assets resulting from operations	865,115	778,441	47,732,812	15,792,801

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	(500,589)	(154,905)	(968,682)	—
Class B	(1,668)	(8)	(17,195)	—
Class C	(1,037)	(71)	(76,872)	—
Class I	(22)	(7)	(55)	—
Class R	—	—	(472)	—

Net realized gains:
Class A	(443,199)	—	—	—
Class B	(718)	—	—	—
Class C	(756)	—	—	—
Class I	(18)	—	—	—

Total distributions	(948,007)	(154,991)	(1,063,276)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	982,061	25,224,747	126,100,353	264,857,407
Dividends reinvested	13,253	—	792,330	—

	995,314	25,224,747	126,892,683	264,857,407
Cost of shares redeemed	(257,214)	—	(30,768,292)	(17,677,662)

Net increase in net assets resulting from capital share transactions	738,100	25,224,747	96,124,391	247,179,745

Net increase in net assets	655,208	25,848,197	142,793,927	262,972,546

NET ASSETS:
Beginning of period	25,848,197	—	262,972,546	—

End of period	$26,503,405	$25,848,197	$405,766,473	$262,972,546

Undistributed net investment income (accumulated net investment loss) at end of period	$(136,147)	$(11,046)	$190,875	$—

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

ING GLOBAL EQUITY DIVIDEND FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months					September 17,
	Ended	Year Ended October 31,				2003(1) to
	April 30,					October 31,
	2007	2006	2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$15.76	13.07	12.41		10.49	10.00

Income from investment operations:
Net investment income	$0.24 *	0.54	0.47	*	0.44	0.02
Net realized and unrealized gain on investments	$1.52	2.85	0.92		1.87	0.47
Total from investment operations	$1.76	3.39	1.39		2.31	0.49

Less distributions from:
Net investment income	$0.23	0.51	0.54		0.39	—
Net realized gains on investments	$0.75	0.19	0.19		—	—
Total distributions	$0.98	0.70	0.73		0.39	—
Net asset value, end of period	$16.54	15.76	13.07		12.41	10.49

Total Return(2)%	11.60	26.56	11.45		22.59	4.90

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$173,956	108,911	73,186		11,316	4,274

Ratios to average net assets:
Gross expenses prior to expense reimbursement/ recoupment(3)%	1.23	1.27	1.28		3.44	7.00
Net expenses after expense reimbursement/ recoupment (3)(4)%	1.23	1.33	1.40		1.40	1.40
Net investment income after expense reimbursement/ recoupment(3)(4)%	3.10	3.76	3.60		4.39	3.58
Portfolio turnover rate %	14	50	57		60	3

	Class B

	Six Months					October 24,
	Ended	Year Ended October 31,				2003(1) to
	April 30,					October 31,
	2007	2006	2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$15.72	13.05	12.37		10.49	10.31

Income from investment operations:
Net investment income	$0.18 *	0.43	0.37	*	0.42	0.00 **
Net realized and unrealized gain on investments	$1.52	2.84	0.92		1.82	0.18
Total from investment operations	$1.70	3.27	1.29		2.24	0.18

Less distributions from:
Net investment income	$0.18	0.41	0.42		0.36	—
Net realized gains on investments	$0.75	0.19	0.19		—	—
Total distributions	$0.93	0.60	0.61		0.36	—
Net asset value, end of period	$16.49	15.72	13.05		12.37	10.49

Total Return(2)%	11.17	25.55	10.65		21.92	1.75

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$57,274	44,936	28,811		3,303	12

Ratios to average net assets:
Gross expenses prior to expense reimbursement/ recoupment(3)%	1.98	2.02	2.03		4.19	7.75
Net expenses after expense reimbursement/ recoupment (3)(4)%	1.98	2.08	2.15		2.15	2.15
Net investment income (loss) after expense reimbursement/ recoupment(3)(4)%	2.28	3.05	2.83		4.03	(0.67)
Portfolio turnover rate %	14	50	57		60	3

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING GLOBAL EQUITY DIVIDEND FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Six Months					October 29,
	Ended	Year Ended October 31,				2003(1) to
	April 30,					October 31,
	2007	2006	2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$15.69	13.02	12.37		10.48	10.44

Income from investment operations:
Net investment income	$0.18 *	0.43	0.37	*	0.39	0.00 **
Net realized and unrealized gain on investments	$1.52	2.84	0.90		1.86	0.04
Total from investment operations	$1.70	3.27	1.27		2.25	0.04

Less distributions from:
Net investment income	$0.18	0.41	0.43		0.36	—
Net realized gains on investments	$0.75	0.19	0.19		—	—
Total distributions	$0.93	0.60	0.62		0.36	—
Net asset value, end of period	$16.46	15.69	13.02		12.37	10.48

Total Return(2)%	11.21	25.62	10.51		21.99	0.38

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$113,594	77,426	48,965		3,655	19

Ratios to average net assets:
Gross expenses prior to expense reimbursement/ recoupment(3)%	1.98	2.02	2.03		4.19	7.75
Net expenses after expense reimbursement/ recoupment (3)(4)%	1.98	2.08	2.15		2.15	2.15
Net investment income (loss) after expense reimbursement/ recoupment(3)(4)%	2.33	3.03	2.82		3.99	(0.88)
Portfolio turnover rate %	14	50	57		60	3

Class O

November 15,
2006(1) to
April 30,
2007

Per Share Operating Performance:
Net asset value, beginning of period	$15.86

Income from investment operations:
Net investment income	$0.28 *
Net realized and unrealized gain on investments	$1.39
Total from investment operations	$1.67

Less distributions from:
Net investment income	$0.25
Net realized gains on investments	$0.75
Total distributions	$1.00
Net asset value, end of period	$16.53

Total Return(2)%	10.93

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$16,300

Ratios to average net assets:
Gross expenses prior to expense reimbursement/ recoupment(3)%	1.18
Net expenses after expense reimbursement/ recoupment(3)(4)%	1.18
Net investment income (loss) after expense reimbursement/ recoupment(3)(4)%	3.80
Portfolio turnover rate %	14

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3) Annualized for periods less than one year.
(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Advisor within three years of being incurred.
* Per share numbers have been calculated using average number of shares outstanding throughout the period.
** Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING GLOBAL NATURAL RESOURCES FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months
	Ended	Year Ended October 31,
	April 30,
	2007	2006	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$10.46	7.34	7.09	6.94	4.40	3.05

Income (loss) from investment operations:
Net investment loss	$(0.01)	(0.06)	(0.06)	(0.05)	(0.02)	(0.01)
Net realized and unrealized gain on investments	$1.47	3.20	0.54	0.20	2.56	1.38
Total from investment operations	$1.46	3.14	0.48	0.15	2.54	1.37

Less distributions from:
Net investment income	$0.26	0.02	0.23	—	—	0.02
Net realized gains on investments	$0.35	—	—	—	—	—
Total distributions	$0.61	0.02	0.23	—	—	0.02
Net asset value, end of period	$11.31	10.46	7.34	7.09	6.94	4.40

Total Return(1)%	14.24	42.76	6.81	2.16	57.73	45.01

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$126,632	121,112	87,441	91,756	101,696	72,346

Ratios to average net assets:
Expenses(2)%	1.48	1.42	1.56	1.44	1.57	1.73
Net investment loss(2)%	(0.26)	(0.61)	(0.77)	(0.69)	(0.36)	(0.33)
Portfolio turnover rate %	49	158	78	77	94	54

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) Annualized for periods less than one year.

ING GLOBAL REAL ESTATE FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months							November 5,
	Ended	Year Ended October 31,						2001(1) to
	April 30,							October 31,
	2007	2006		2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$22.23	17.14		15.40		13.06	10.40	10.01

Income from investment operations:
Net investment income	$0.12 *	0.20	*	0.26	*†	0.27	0.57	0.45
Net realized and unrealized gain on investments	$2.89	6.41		2.94†		3.26	2.79	0.31
Total from investment operations	$3.01	6.61		3.20		3.53	3.36	0.76

Less distributions from:
Net investment income	$0.82	0.46		0.54		0.43	0.54	0.37
Net realized gains on investments	$0.31	1.06		0.92		0.76	0.16	—
Total distributions	$1.13	1.52		1.46		1.19	0.70	0.37
Net asset value, end of period	$24.11	22.23		17.14		15.40	13.06	10.40

Total Return(2)%	13.74	41.09		21.95		28.90	33.77	7.47

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$945,604	467,405		138,314		95,561	41,549	25,440

Ratios to average net assets:
Gross expenses prior to expense reimbursement/ recoupment(3)%	1.27	1.39		1.50		1.55	1.95	2.46
Net expenses after expense reimbursement/recoupment(3)(4)%	1.27	1.39		1.59		1.75	1.75	1.76
Net investment income after expense reimbursement/recoupment(3)(4)%	0.98	1.04		1.58	†	2.55	5.14	4.12
Portfolio turnover rate %	21	39		91		129	124	141

	Class B

	Six Months							March 15,
	Ended	Year Ended October 31,						2002(1) to
	April 30,							October 31,
	2007	2006		2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$19.20	15.01		13.67		11.74	9.43	10.03

Income (loss) from investment operations:
Net investment income	$0.02 *	0.05	*	0.12	*†	0.14	0.48	0.16
Net realized and unrealized gain (loss) on investments	$2.50	5.56		2.59†		2.90	2.47	(0.58)
Total from investment operations	$2.52	5.61		2.71		3.04	2.95	(0.42)

Less distributions from:
Net investment income	$0.76	0.36		0.45		0.35	0.48	0.18
Net realized gains on investments	$0.31	1.06		0.92		0.76	0.16	—
Total distributions	$1.07	1.42		1.37		1.11	0.64	0.18
Net asset value, end of period	$20.65	19.20		15.01		13.67	11.74	9.43

Total Return(2)%	13.34	40.04		21.05		27.89	32.83	(4.29)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$59,229	31,677		12,302		4,736	1,506	677

Ratios to average net assets:
Gross expenses prior to expense reimbursement/ recoupment(3)%	2.02	2.14		2.25		2.30	2.70	3.19
Net expenses after expense reimbursement/recoupment(3)(4)%	2.02	2.14		2.34		2.50	2.50	2.52
Net investment income after expense reimbursement/recoupment(3)(4)%	0.23	0.31		0.79	†	1.78	4.44	3.74
Portfolio turnover rate %	21	39		91		129	124	141

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

†   Effective November 1, 2004, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended October 31, 2005 was to decrease the net investment income per share by $0.12 and $0.10, increase net realized and unrealized gain on investments per share by $0.12 and $0.10 and decrease the ratio of net investment income to average net assets from 2.31% to 1.58% and 1.51% to 0.79% on Class A and Class B.

See Accompanying Notes to Financial Statements

ING GLOBAL REAL ESTATE FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Six Months							January 8,
	Ended	Year Ended October 31,						2002(1) to
	April 30,							October 31,
	2007	2006		2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$20.10	15.65		14.19		12.14	9.70	9.99

Income (loss) from investment operations:
Net investment income	$0.02 *	0.05	*	0.12	*†	0.14	0.45	0.19
Net realized and unrealized gain (loss) on investments	$2.62	5.82		2.71	†	3.02	2.60	(0.31)
Total from investment operations	$2.64	5.87		2.83		3.16	3.05	(0.12)

Less distributions from:
Net investment income	$0.76	0.36		0.45		0.35	0.45	0.17
Net realized gains on investments	$0.31	1.06		0.92		0.76	0.16	—
Total distributions	$1.07	1.42		1.37		1.11	0.61	0.17
Net asset value, end of period	$21.67	20.10		15.65		14.19	12.14	9.70

Total Return(2)%	13.34	40.06		21.11		27.93	32.89	(1.24)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$275,291	109,197		27,989		7,817	1,732	2,320

Ratios to average net assets:
Gross expenses prior to expense reimbursement/ recoupment(3)%	2.02	2.14		2.25		2.30	2.70	3.19
Net expenses after expense reimbursement/ recoupment(3)(4)%	2.02	2.14		2.34		2.50	2.50	2.52
Net investment income after expense reimbursement/ recoupment(3)(4)%	0.21	0.29		0.78	†	1.72	4.60	3.51
Portfolio turnover rate %	21	39		91		129	124	141

	Class I

	Six Months	Year	June 3,
	Ended	Ended	2005(1) to
	April 30,	October 31,	October 31,
	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$22.23	17.14	16.32

Income from investment operations:
Net investment income	$0.16 *	0.28 *	0.14 *††
Net realized and unrealized gain on investments	$2.89	6.39	0.86 ††
Total from investment operations	$3.05	6.67	1.00

Less distributions from:
Net investment income	$0.85	0.52	0.18
Net realized gains on investments	$0.31	1.06	—
Total distributions	$1.16	1.58	0.18
Net asset value, end of period	$24.12	22.23	17.14

Total Return(2)%	13.94	41.49	6.14

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$22,080	11,226	1,681

Ratios to average net assets:
Gross expenses prior to expense reimbursement /recoupment(3)%	0.92	1.06	1.22
Net expenses after expense reimbursement/ recoupment (3)(4)%	0.92	1.06	1.30
Net investment income after expense reimbursement/ recoupment(3)(4)%	1.35	1.40	0.85 †
Portfolio turnover rate %	21	39	91

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

†   Effective November 1, 2004, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended October 31, 2005 was to decrease the net investment income per share by $0.11, increase net realized and unrealized gain on investments per share by $0.11 and decrease the ratio of net investment income to average net assets from 1.51% to 0.78% for Class C.

††   Effective November 1, 2004, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the five months ended October 31, 2005 was to decrease the net investment income per share by $0.30, increase net realized and unrealized gain on investments per share by $0.30 and decrease the ratio of net investment income to average net assets from 2.60% to 0.85% for Class I.

See Accompanying Notes to Financial Statements

ING GLOBAL REAL ESTATE FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

Class O

November 15,
2006(1) to
April 30,
2007

Per Share Operating Performance:
Net asset value, beginning of period	$22.20

Income from investment operations:
Net investment income	$0.10 *
Net realized and unrealized gain on investments	$2.95
Total from investment operations	$3.05

Less distributions from:
Net investment income	$0.84
Net realized gains on investments	$0.31
Total distributions	$1.15
Net asset value, end of period	$24.10

Total Return(2)%	13.94

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$31,613

Ratios to average net assets:
Gross expenses prior to expense reimbursement/ recoupment(3)%	1.27
Net expenses after expense reimbursement/ recoupment(3)(4)%	1.27
Net investment income (loss) after expense reimbursement/ recoupment(3)(4)%	0.82
Portfolio turnover rate %	21

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING GLOBAL VALUE CHOICE FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months
	Ended	Year Ended October 31,
	April 30,
	2007	2006	2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$21.72	18.16	15.96		14.76	12.36	15.45

Income (loss) from investment operations:
Net investment income (loss)	$0.03	0.08	0.09		(0.04)	(0.06)	(0.12)*
Net realized and unrealized gain (loss) on investments	$3.11	3.62	2.11		1.24	2.46	(2.97)*
Total from investment operations	$3.14	3.70	2.20		1.20	2.40	(3.09)

Less distributions from:
Net investment income	$—	0.14	—		—	—	—
Total distributions	$—	0.14	—		—	—	—
Payment by affiliate	$—	—	0.00	**	—	—	—
Net asset value, end of period	$24.86	21.72	18.16		15.96	14.76	12.36

Total Return(1)%	14.46	20.48	13.78	†	8.13	19.42	(20.00)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$51,009	47,305	41,941		46,133	56,877	69,478

Ratios to average net assets:
Gross expenses prior to expense reimbursement/ recoupment and brokerage commission recapture(2)%	1.77	1.78	1.90		1.77	1.93	1.96
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(2)(3)%	1.85	1.78	1.85		1.85	1.85	1.86
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(2)(3)%	1.84	1.77	1.85		1.85	1.85	1.86
Net investment income (loss) after expense reimbursement/ recoupment and brokerage commission recapture(2)(3)%	0.24	0.40	0.46		(0.21)	(0.35)	(0.83)
Portfolio turnover rate %	28	77	129		101	125	281

	Class B

	Six Months
	Ended	Year Ended October 31,
	April 30,
	2007	2006	2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$23.54	19.67	17.39		16.19	13.65	17.19

Income (loss) from investment operations:
Net investment loss	$(0.06)*	(0.04)	(0.04)		(0.17)	(0.16)	(0.25)*
Net realized and unrealized gain (loss) on investments	$3.37	3.91	2.32		1.37	2.70	(3.29)*
Total from investment operations	$3.31	3.87	2.28		1.20	2.54	(3.54)
Payment by affiliate	$—	—	0.00	**	—	—	—
Net asset value, end of period	$26.85	23.54	19.67		17.39	16.19	13.65

Total Return(1)%	14.06	19.67	13.11	†	7.41	18.61	(20.59)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$21,478	21,364	23,483		28,559	35,459	38,603

Ratios to average net assets:
Gross expenses prior to expense reimbursement/ recoupment and brokerage commission recapture(2)%	2.42	2.43	2.55		2.42	2.58	2.61
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(2)(3)%	2.50	2.43	2.50		2.50	2.50	2.51
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(2)(3)%	2.49	2.42	2.50		2.50	2.50	2.51
Net investment loss after expense reimbursement/ recoupment and brokerage commission recapture(2)(3)%	(0.45)	(0.25)	(0.19)		(0.87)	(1.00)	(1.46)
Portfolio turnover rate %	28	77	129		101	125	281

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) Annualized for periods less than one year.

(3) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005.

†   In 2005, there was no impact on total return due to payment by affiliate.

See Accompanying Notes to Financial Statements

ING GLOBAL VALUE CHOICE FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Six Months
	Ended	Year Ended October 31,
	April 30,
	2007	2006	2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$20.93	17.50	15.48		14.41	12.14	15.29

Income (loss) from investment operations:
Net investment loss	$(0.05)	(0.05)	(0.04)		(0.15)	(0.15)	(0.22)*
Net realized and unrealized gain (loss) on investments	$2.99	3.50	2.06		1.22	2.42	(2.93)
Total from investment operations	$2.94	3.45	2.02		1.07	2.27	(3.15)

Less distributions from:
Net investment income	$—	0.02	—		—	—	—
Total distributions	$—	0.02	—		—	—	—
Payment by affiliate	$—	—	0.00	**	—	—	—
Net asset value, end of period	$23.87	20.93	17.50		15.48	14.41	12.14

Total Return(2)%	14.05	19.73	13.05	†	7.43	18.70	(20.60)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$34,936	31,612	30,918		35,784	45,476	51,868

Ratios to average net assets:
Gross expenses prior to expense reimbursement/ recoupment and brokerage commission recapture(3)%	2.42	2.43	2.55		2.42	2.58	2.61
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	2.50	2.43	2.50		2.50	2.50	2.51
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	2.49	2.42	2.50		2.50	2.50	2.51
Net investment loss after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	(0.40)	(0.26)	(0.19)		(0.87)	(1.01)	(1.46)
Portfolio turnover rate %	28	77	129		101	125	281

	Class I

	Six Months	September 6,
	Ended	2006(1) to
	April 30,	October 31,
	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$21.73	21.31

Income from investment operations:
Net investment gain (loss)	$0.12 *	(0.11)
Net realized and unrealized gain on investments	$3.09	0.53
Total from investment operations	$3.21	0.42
Net asset value, end of period	$24.94	21.73

Total Return(2)%	14.77	1.97

Ratios/ Supplemental Data:
Net assets, end of period (000’s)	$6,908	3,010

Ratio to average net assets:
Gross expenses prior to expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	1.26	1.27
Net expenses after expense reimbursement/ recoupment and prior to brokerage commission recapture %	1.34	1.26
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	1.33	1.26
Net investment gain (loss) after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.02	(0.69)
Portfolio turnover rate %	28	77

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

†   In 2005, there was no impact on total return due to payment by affiliate.

See Accompanying Notes to Financial Statements

ING GLOBAL VALUE CHOICE FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q

	Six Months
	Ended	Year Ended October 31,
	April 30,
	2007	2006		2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$25.44	21.25		18.61		17.17	14.34	17.87

Income (loss) from investment operations:
Net investment income (loss)	$0.07	0.18	*	0.15		0.01	(0.01)	(0.08)*
Net realized and unrealized gain (loss) on investments	$3.64	4.20		2.49		1.43	2.84	(3.45)*
Total from investment operations	$3.71	4.38		2.64		1.44	2.83	(3.53)

Less distributions from:
Net investment income	$—	0.19		—		—	—	—
Total distributions	$—	0.19		—		—	—	—
Payment by affiliate	$—	—		0.00	**	—	—	—
Net asset value, end of period	$29.15	25.44		21.25		18.61	17.17	14.34

Total Return(1)%	14.58	20.75		14.19	†	8.39	19.74	(19.75)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,793	2,757		4,387		4,223	6,454	8,194

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture (2)%	1.48	1.52		1.60		1.51	1.62	1.59
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(2)(3)%	1.56	1.52		1.55		1.59	1.54	1.49
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(2)(3)%	1.55	1.51		1.55		1.59	1.54	1.49
Net investment income (loss) after expense reimbursement/recoupment and brokerage commission recapture (2)(3)%	0.50	0.75		0.75		0.05	(0.04)	(0.47)
Portfolio turnover rate %	28	77		129		101	125	281

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) Annualized periods less than one year.

(3) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

†   In 2005, there was no impact on total return due to payment by affiliate.

See Accompanying Notes to Financial Statements

ING DISCIPLINED INTERNATIONAL SMALLCAP FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period.

	Class A	Class B	Class C	Class I

	December 20,	December 20,	December 20,	December 20,
	2006(1) to	2006(1) to	2006(1) to	2006(1) to
	April 30,	April 30,	April 30,	April 30,
	2007	2007	2007	2007

Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.00	10.00	10.00

Income from investment operations:
Net investment income	$0.10 *	0.03 *	0.00 **	0.07 *
Net realized and unrealized gain on investments	$1.19	1.24	1.27	1.24
Total from investment operations	$1.29	1.27	1.27	1.31
Net asset value, end of period	$11.29	11.27	11.27	11.31

Total Return(2)%	12.90	12.70	12.70	13.10

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$49	5	1	125,404

Ratios to average net assets:
Gross expenses prior to expense reimbursement (3)%	1.32	2.07	2.07	1.07
Net expenses after expense reimbursement(3)(4)%	1.20	1.95	1.95	0.95
Net investment income after expense reimbursement(3)(4)%	2.75	0.77	0.02	1.97
Portfolio turnover rate %	38	38	38	38

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING EMERGING COUNTRIES FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS
________________________________________________________________________________

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months
	Ended	Year Ended October 31,
	April 30,
	2007	2006	2005		2004		2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$29.62	23.60	19.40		17.32		12.44	11.87

Income (loss) from investment operations:
Net investment income (loss)	$0.23	0.48	0.19		0.09		0.03	(0.10)
Net realized and unrealized gain on investments (net of Indian tax)	$6.33	5.68	3.98		2.08		4.85	0.67
Total from investment operations	$6.56	6.16	4.17		2.17		4.88	0.57

Less distributions from:
Net investment income	$0.43	0.14	0.02		0.09		—	(0.00)**
Total distributions	$0.43	0.14	0.02		0.09		—	—
Payment by affiliate	$—	—	0.05		0.00	**	—	—
Net asset value, end of period	$35.75	29.62	23.60		19.40		17.32	12.44

Total Return(1)%	22.32	26.19	21.76	††	12.58	†	39.23	4.80

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$162,122	123,219	87,143		67,282		71,953	62,063

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(2)%	1.98	2.02	2.09		2.10		2.37	2.26
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(2)(3)%	1.88	1.92	2.00		2.20		2.27	2.32
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(2)(3)%	1.84	1.91	2.00		2.20		2.27	2.32
Net investment income (loss) after expense reimbursement/ recoupment and brokerage commission recapture(2)(3)%	1.56	1.80	0.91		0.41		0.22	(0.56)
Portfolio turnover rate %	21	35	124		88		135	124

	Class B

	Six Months
	Ended	Year Ended October 31,
	April 30,
	2007	2006		2005		2004		2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$29.04	23.17		19.17		17.15		12.39	11.85

Income (loss) from investment operations:
Net investment income (loss)	$0.12 *	0.28	*	0.04		(0.04)		(0.06)	(0.16)
Net realized and unrealized gain on investments (net of Indian tax)	$6.20	5.59		3.91		2.06		4.82	0.70
Total from investment operations	$6.32	5.87		3.95		2.02		4.76	0.54

Less distributions from:
Net investment income	$0.18	—		—		—		—	—
Total distributions	$0.18	—		—		—		—	—
Payment by affiliate	$—	—		0.05		0.00	**	—	—
Net asset value, end of period	$35.18	29.04		23.17		19.17		17.15	12.39

Total Return(1)%	21.84	25.33		20.87	††	11.78	†	38.42	4.56

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$15,210	13,575		12,562		12,581		16,425	15,150

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(2)%	2.63	2.67		2.74		2.75		3.02	2.91
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(2)(3)%	2.63	2.67		2.74		2.85		2.92	2.97
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(2)(3)%	2.59	2.66		2.74		2.85		2.92	2.97
Net investment income (loss) after expense reimbursement/ recoupment and brokerage commission recapture(2)(3)%	0.76	1.06		0.14		(0.30)		(0.40)	(1.23)
Portfolio turnover rate %	21	35		124		88		135	124

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) Annualized for periods less than one year.

(3) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005 or more than $(0.005).

†  In 2004, 0.06% of the total return consists of a gain on the disposition of an investment not meeting the Fund’s investment restrictions. Excluding this item, total return would have been 12.52% and 11.72% for Class A and Class B, respectively.

††  In 2005, 0.26% of the total return consists of a payment by affiliate. Excluding this item, total return would have been 21.50% and 20.61% for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

ING EMERGING COUNTRIES FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Six Months
	Ended	Year Ended October 31,
	April 30,
	2007	2006	2005		2004		2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$27.53	22.04	18.24		16.32		11.79	11.41

Income (loss) from investment operations:
Net investment income (loss)	$0.12	0.25	0.03		(0.03)		(0.06)	(0.25)
Net realized and unrealized gain on investments (net of Indian tax)	$5.87	5.31	3.72		1.95		4.59	0.63
Total from investment operations	$5.99	5.56	3.75		1.92		4.53	0.38

Less distributions from:
Net investment income	$0.25	0.07	—		—		—	0.04
Total distributions	$0.25	0.07	—		—		—	0.04
Payment by affiliate	$—	—	0.05		0.00	**	—	—
Net asset value, end of period	$33.27	27.53	22.04		18.24		16.32	11.79

Total Return(2)%	21.85	25.29	20.83	††	11.76	†	38.42	3.33

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$44,118	35,847	20,985		9,680		10,033	9,519

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture (3)%	2.63	2.67	2.74		2.75		3.02	2.91
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	2.63	2.67	2.74		2.85		2.92	2.97
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	2.59	2.66	2.74		2.85		2.92	2.97
Net investment income (loss) after expense reimbursement/recoupment and brokerage commission recapture (3)(4)%	0.79	1.12	0.25		(0.20)		(0.40)	(1.20)
Portfolio turnover rate %	21	35	124		88		135	124

	Class I

	Six Months	December 21,
	Ended	2005(1) to
	April 30,	October 31,
	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$29.72	25.52

Income from investment operations:
Net investment income	$0.29	0.65 *
Net realized and unrealized gain on investments (net of Indian tax)	$6.35	3.55
Total from investment operations	$6.64	4.20

Less distribution from:
Net investment income	$0.54	—
Total distributions	$0.54	—
Net asset value, end of period	$35.82	29.72

Total Return(2)%	22.53	16.46

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$30,292	23,456

Ratio to average net assets:
Gross expenses prior to expense reimbursement/ recoupment and brokerage commission recapture(3)%	1.53	1.55
Net expenses after expense reimbursement/ recoupment and prior to brokerage commission recapture(3)(4)%	1.53	1.55
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	1.49	1.54
Net investment income after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	1.88	2.73
Portfolio turnover rate %	21	35

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005.

†  In 2004, 0.06% of the total return consists of a gain on an investment not meeting the Fund’s investment restrictions. Excluding this item, total return would have been 11.70%.

††  In 2005, 0.27% of the total return on Class C consists of a payment by affiliate. Excluding this item, total return would have been 20.56%.

See Accompanying Notes to Financial Statements

ING EMERGING COUNTRIES FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q

	Six Months
	Ended	Year Ended October 31,
	April 30,
	2007	2006		2005		2004		2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$30.62	24.38		20.03		17.89		12.80	12.26

Income (loss) from investment operations:
Net investment income (loss)	$0.29 *	0.59	*	0.26		0.09		0.12	(0.14)
Net realized and unrealized gain on investments (net of Indian tax)	$6.52	5.81		4.07		2.17		4.97	0.68
Total from investment operations	$6.81	6.40		4.33		2.26		5.09	0.54

Less distributions from:
Net investment income	$0.45	0.16		0.03		0.12		—	0.00	**
Total distributions	$0.45	0.16		0.03		0.12		—	0.00	**
Payment by affiliate	$—	—		0.05		0.00	**	—	—
Net asset value, end of period	$36.98	30.62		24.38		20.03		17.89	12.80

Total Return(2)%	22.39	26.37		21.89	††	12.70	†	39.77	4.41

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$15,005	10,700		10,776		8,929		18,168	21,132

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(4)%	1.78	1.80		1.85		2.00		2.03	1.94
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.78	1.80		1.85		2.10		1.93	2.00
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.74	1.79		1.85		2.10		1.93	2.00
Net investment income (loss) after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	1.73	2.09		1.12		0.36		0.59	(0.24)
Portfolio turnover rate %	21	35		124		88		135	124

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sale changes. Total return for less than one year is not annualized.

(3) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(4) Annualized for periods less than one year.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005.

†   In 2004, 0.06% of the total return consists of a gain on an investment not meeting the Fund’s investment restrictions. Excluding this item, total return would have been 12.01% and 12.64% for Class M and Class Q respectively.

††   In 2005, 0.26% and 0.25% of the total return on Class M and Class Q, respectively, consists of a payment by affiliate. Excluding this item, total return would have been 20.89% and 21.64% for Class M and Class Q respectively.

See Accompanying Notes to Financial Statements

ING FOREIGN FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months					July 1,
	Ended	Year Ended October 31,				2003(1) to
	April 30,					October 31,
	2007	2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$18.56	14.79		12.38	11.01	10.00

Income (loss) from investment operations:
Net investment income (loss)	$(0.00)**	0.08	*	0.06	0.11	(0.00)**
Net realized and unrealized gain on investments	$3.22	4.05		2.35	1.44	1.01
Total from investment operations	$3.22	4.13		2.41	1.55	1.01

Less distributions from:
Net investment income	$—	—		—	0.04	—
Return of capital	$—	—		—	0.10	—
Net realized gains on investments	$0.68	0.36		—	0.04	—
Total distributions	$0.68	0.36		—	0.18	—
Net asset value, end of period	$21.10	18.56		14.79	12.38	11.01

Total Return(2)%	17.70	28.39		19.47	14.25	10.10

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$281,249	219,819		122,883	62,949	6,598

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(3)%	1.56	1.58		1.66	1.95	6.03
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.56	1.65		1.68	1.70	1.95
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.55	1.65		1.68	1.70	1.95
Net investment income (loss) after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	0.03	0.49		0.53	0.37	(0.32)
Portfolio turnover rate %	29	65		81	141	50

	Class B

	Six Months						July 8,
	Ended	Year Ended October 31,					2003(1) to
	April 30,						October 31,
	2007	2006		2005	2004		2003

Per Share Operating Performance:
Net asset value, beginning of period	$18.11	14.55		12.26	10.99		10.29

Income (loss) from investment operations:
Net investment loss	$(0.07)	(0.04	)*	(0.03)	(0.05	)*	(0.01)
Net realized and unrealized gains on investments	$3.14	3.96		2.32	1.49		0.71
Total from investment operations	$3.07	3.92		2.29	1.44		0.70

Less distributions from:
Net investment income	$—	—		—	0.03		—
Return of capital	$—	—		—	0.10		—
Net realized gains on investments	$0.68	0.36		—	0.04		—
Total distributions	$0.68	0.36		—	0.17		—
Net asset value, end of period	$20.50	18.11		14.55	12.26		10.99

Total Return(2)%	17.31	27.40		18.68	13.32		6.80

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$44,698	38,136		22,944	11,263		1,344

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(3)%	2.31	2.33		2.41	2.70		6.78
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	2.31	2.40		2.43	2.45		2.70
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	2.30	2.40		2.43	2.45		2.70
Net investment loss after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	(0.75)	(0.24)		(0.23)	(0.46)		(1.03)
Portfolio turnover rate %	29	65		81	141		50

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3) Annualized for periods less than one year.
(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.
* Per share numbers have been calculated using average number of shares outstanding throughout the period.
** Amount is more than $(0.005) or less than $0.005.

See Accompanying Notes to Financial Statements

ING FOREIGN FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Six Months						July 7,
	Ended	Year Ended October 31,					2003(1) to
	April 30,						October 31,
	2007	2006		2005	2004		2003

Per Share Operating Performance:
Net asset value, beginning of period	$18.14	14.57		12.28	11.01		10.27

Income (loss) from investment operations:
Net investment loss	$(0.07)	(0.04	)*	(0.03)	(0.04	)*	(0.01)
Net realized and unrealized gain on investments	$3.14	3.97		2.32	1.48		0.75
Total from investment operations	$3.07	3.93		2.29	1.44		0.74

Less distributions from:
Net investment income	$—	—		—	0.03		—
Return of capital	$—	—		—	0.10		—
Net realized gains on investments	$0.68	0.36		—	0.04		—
Total distributions	$0.68	0.36		—	0.17		—
Net asset value, end of period	$20.53	18.14		14.57	12.28		11.01

Total Return(2)%	17.28	27.43		18.65	13.28		7.21

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$198,999	154,101		87,877	41,424		5,601

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(3)%	2.31	2.33		2.41	2.70		6.78
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	2.31	2.40		2.43	2.45		2.70
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	2.30	2.40		2.43	2.45		2.70
Net investment loss after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	(0.72)	(0.26)		(0.27)	(0.41)		(1.03)
Portfolio turnover rate %	29	65		81	141		50

	Class I

	Six Months	Year Ended				September 8,
	Ended	October 31,				2003(1) to
	April 30,					October 31,
	2007	2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$18.78	14.93		12.45	11.05	10.63

Income from investment operations:
Net investment income	$0.03	0.13	*	0.34	0.19	0.00 **
Net realized and unrealized gain on investments	$3.27	4.08		2.14	1.39	0.42
Total from investment operations	$3.30	4.21		2.48	1.58	0.42

Less distributions from:
Net investment income	$—	—		—	0.04	—
Return of capital	$—	—		—	0.10	—
Net realized gains on investments	$0.68	0.36		—	0.04	—
Total distributions	$0.68	0.36		—	0.18	—
Net asset value, end of period	$21.40	18.78		14.93	12.45	11.05

Total Return(2)%	17.93	28.67		19.92	14.53	3.95

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$83,599	61,248		1,049	2,547	188

Ratios to average net assets:
Gross expenses prior to expense reimbursement/ recoupment and brokerage commission recapture(3)%	1.25	1.28		1.34	1.50	5.51
Net expenses after expense reimbursement/ recoupment and prior to brokerage commission recapture(3)(4)%	1.25	1.35		1.35	1.25	1.43
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	1.24	1.34		1.35	1.25	1.43
Net investment income after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	0.37	0.78		0.97	1.58	0.21
Portfolio turnover rate %	29	65		81	141	50

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING FOREIGN FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q

	Six Months	Year Ended				July 10,
	Ended	October 31,				2003(1) to
	April 30,					October 31,
	2007	2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$18.61	14.82		12.40	11.02	10.13

Income (loss) from investment operations:
Net investment income (loss)	$0.01	0.07	*	0.08	0.09	(0.00)**
Net realized and unrealized gain on investments	$3.24	4.08		2.34	1.46	0.89
Total from investment operations	$3.25	4.15		2.42	1.55	0.89

Less distributions from:
Net investment income	$—	—		—	0.03	—
Return of capital	$—	—		—	0.10	—
Net realized gains on investments	$0.68	0.36		—	0.04	—
Total distributions	$0.68	0.36		—	0.17	—
Net asset value, end of period	$21.18	18.61		14.82	12.40	11.02

Total Return(2)%	17.82	28.47		19.52	14.28	8.79

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,253	1,196		1,079	1,054	421

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(3)%	1.49	1.53		1.59	1.85	5.93
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.49	1.60		1.60	1.60	1.85
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.49	1.60		1.60	1.60	1.85
Net investment income (loss) after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	0.09	0.43		0.53	0.34	(0.17)
Portfolio turnover rate %	29	65		81	141	50

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

ING GREATER CHINA FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A		Class B

	Six Months	December 21,	Six Months	January 6,
	Ended	2005(1) to	Ended	2006(1) to
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$12.49	10.00	12.42	10.60

Income (loss) from investment operations:
Net investment income	$(0.07)	0.06	(0.12)*	0.05 *
Net realized and unrealized gain (loss) on investments	$2.34	2.43	2.32	1.77
Total from investment operations	$2.27	2.49	2.20	1.82

Less distributions from:
Net investment income	$0.06	—	0.04	—
Total distributions	$0.06	—	0.04	—
Net asset value, end of period	$14.70	12.49	14.58	12.42

Total Return(2)%	18.19	24.90	17.73	17.17

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$38,255	23,709	3,563	1,957

Ratios to average net assets:
Expenses(3)%	2.00	2.64	2.75	3.39
Net investment income(3)%	(0.95)	0.75	(1.69)	0.47
Portfolio turnover rate %	44	108	44	108

	Class C		Class I

	Six Months	January 11,	Six Months	May 8,
	Ended	2006(1) to	Ended	2006(1) to
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$12.43	10.67	12.50	12.84

Income (loss) from investment operations:
Net investment income	$(0.12)*	0.05 *	(0.05)	0.08
Net realized and unrealized gain (loss) on investments	$2.32	1.71	2.33	(0.42)
Total from investment operations	$2.20	1.76	2.28	(0.34)

Less distributions from:
Net investment income	$0.03	—	0.08	—
Total distributions	$0.03	—	0.08	—
Net asset value, end of period	$14.60	12.43	14.70	12.50

Total Return(2)%	17.69	16.49	18.28	(2.65)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,540	2,124	26	22

Ratios to average net assets:
Expenses(3)%	2.75	3.39	1.73	2.39
Net investment income(3)%	(1.70)	0.53	(0.66)	1.47
Portfolio turnover rate %	44	108	44	108

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INDEX PLUS INTERNATIONAL EQUITY FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A		Class B

	Six Months	December 21,	Six Months	January 12,
	Ended	2005(1) to	Ended	2006(1) to
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$11.68	10.00	11.63	10.43

Income from investment operations:
Net investment income	$0.07 *	0.14 *	0.08 *	0.06 *
Net realized and unrealized gain on investments	$1.69	1.54	1.61	1.14
Total from investment operations	$1.76	1.68	1.69	1.20

Less distributions from:
Net investment income	$0.08	—	0.06	—
Net realized gains on investments	$0.27	—	0.27	—
Total distributions	$0.35	—	0.33	—
Net asset value, end of period	$13.09	11.68	12.99	11.63

Total Return(2)%	15.40	16.80	14.80	11.51

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,957	12,513	445	264

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.13	1.30	1.88	2.05
Net expenses after expense reimbursement(3)(4)%	1.13	1.15	1.88	1.90
Net investment income after expense reimbursement (3)(4)%	1.20	1.50	1.24	0.64
Portfolio turnover rate %	107	188	107	188

	Class C		Class I

	Six Months	January 12,	Six Months	December 21,
	Ended	2006(1) to	Ended	2005(1) to
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$11.61	10.43	11.70	10.00

Income from investment operations:
Net investment income	$0.08 *	0.08 *	0.12	0.16 *
Net realized and unrealized gain on investments	$1.62	1.10	1.66	1.54
Total from investment operations	$1.70	1.18	1.78	1.70

Less distributions from:
Net investment income	$0.04	—	0.12	—
Net realized gains on investments	$0.27	—	0.27	—
Total distributions	$0.31	—	0.39	—
Net asset value, end of period	$13.00	11.61	13.09	11.70

Total Return(2)%	14.94	11.31	15.57	17.00

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$724	534	96,292	78,581

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.88	2.05	0.83	1.05
Net expenses after expense reimbursement(3)(4)%	1.88	1.90	0.83	0.90
Net investment income after expense reimbursement (3)(4)%	1.24	0.87	2.08	1.69
Portfolio turnover rate %	107	188	107	188

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL CAPITAL APPRECIATION FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A		Class B

	Six Months	December 21,	Six Months	January 9,
	Ended	2005(1) to	Ended	2006(1) to
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$11.39	10.00	11.33	10.42

Income (loss) from investment operations:
Net investment income (loss)	$0.00 **	0.04	(0.02)*	(0.04)*
Net realized and unrealized gain on investments	$1.64	1.35	1.59	0.95
Total from investment operations	$1.64	1.39	1.57	0.91

Less distributions from:
Net investment income	$0.05	—	0.03	—
Net realized gains on investments	$0.25	—	0.25	—
Total distributions	$0.30	—	0.28	—
Net asset value, end of period	$12.73	11.39	12.62	11.33

Total Return(2)%	14.70	13.90	14.13	8.73

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,300	3,677	138	66

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.54	1.84	2.28	2.59
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	1.50	1.50	2.25	2.25
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	1.50	1.50	2.25	2.25
Net investment income (loss) after expense reimbursement and brokerage commission recapture(3)(4)%	0.21	0.32	(0.40)	(0.43)
Portfolio turnover rate %	34	91	34	91

	Class C		Class I

	Six Months	January 24,	Six Months	December 21,
	Ended	2006(1) to	Ended	2005(1) to
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$11.35	10.28	11.43	10.00

Income (loss) from investment operations:
Net investment income (loss)	$(0.02)*	(0.03)	0.05 *	0.02
Net realized and unrealized gain on investments	$1.59	1.10	1.61	1.41
Total from investment operations	$1.57	1.07	1.66	1.43

Less distributions from:
Net investment income	$—	—	0.09	—
Net realized gains on investments	$0.25	—	0.25	—
Total distributions	$0.25	—	0.34	—
Net asset value, end of period	$12.67	11.35	12.75	11.43

Total Return(2)%	14.08	10.41	14.78	14.30

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$126	65	94,283	47,200

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	2.28	2.59	1.19	1.56
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	2.25	2.25	1.16	1.22
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	2.25	2.25	1.16	1.22
Net investment income (loss) after expense reimbursement and brokerage commission recapture(3)(4)%	(0.27)	(0.50)	0.84	0.39
Portfolio turnover rate %	34	91	34	91

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL GROWTH OPPORTUNITIES FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months
	Ended	Year Ended October 31,
	April 30,
	2007	2006	2005		2004		2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$13.20	10.97	9.78		8.48		7.05	8.09

Income (loss) from investment operations:
Net investment income (loss)	$0.03	0.12	0.10		0.09		0.04	(0.02)
Net realized and unrealized gain (loss) on investments	$1.56	2.28	1.18		1.22		1.37	(1.04)
Total from investment operations	$1.59	2.40	1.28		1.31		1.41	(1.06)

Less distributions from:
Net investment income	$0.15	0.17	0.10		0.01		0.03	—
Net realized gains on investments	$1.14	—	—		—		—	—
Total distributions	$1.29	0.17	0.10		0.01		0.03	—
Redemption fees applied to capital	$—	—	—		0.00	**	0.05	0.02
Payment by affiliate	$—	—	0.01		—		—	—
Net asset value, end of period	$13.50	13.20	10.97		9.78		8.48	7.05

Total Return(1)%	12.75	22.12	13.30	†	15.49		20.72	(12.86)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$60,026	58,697	51,193		47,551		43,821	43,314

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(2)%	1.63	1.65	1.65		1.64		1.87	2.18
Net expenses after expense reimbursement/recoupment (2)(3)%	1.63 (4)	1.65	1.65		1.68		1.85	2.14
Net investment income (loss) after expense reimbursement/recoupment(2)(3)%	0.48 (4)	0.96	0.94		0.78		0.64	(0.32)
Portfolio turnover rate %	58	173	116		90		100	126

	Class B

	Six Months
	Ended		Year Ended October 31,
	April 30,
	2007		2006		2005		2004		2003		2002

Per Share Operating Performance:
Net asset value, beginning of period	$12.69		10.55		9.43		8.22		6.91		8.03

Income (loss) from investment operations:
Net investment income (loss)	$(0.01)		0.03	*	0.02		(0.00	)**	(0.00	)**	(0.02)
Net realized and unrealized gain (loss) on investments	$1.50		2.20		1.14		1.21		1.31		(1.10)
Total from investment operations	$1.49		2.23		1.16		1.21		1.31		(1.12)

Less distributions from:
Net investment income	$0.05		0.09		0.05		—		—		—
Net realized gains of investments	$1.14		—		—		—		—		—
Total distributions	$1.19		0.09		0.05		—		—		—
Payment by affiliate	$—		—		0.01		—		—		—
Net asset value, end of period	$12.99		12.69		10.55		9.43		8.22		6.91

Total Return(1)%	12.38		21.23		12.41	†	14.72		18.96		(13.95)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$16,862		16,822		16,338		15,069		12,466		10,246

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(2)%	2.38		2.40		2.40		2.39		2.62		2.83
Net expenses after expense reimbursement/recoupment (2)(3)%	2.38	(4)	2.40		2.40		2.43		2.60		2.76
Net investment income (loss) after expense reimbursement/recoupment(2)(3)%	(0.27	)(4)	0.22		0.19		(0.02)		(0.05)		(1.10)
Portfolio turnover rate %	58		173		116		90		100		126

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) Annualized for periods less than one year.

(3) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(4) Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005 or more than $(0.005).

†   In 2005, 0.10% of the total return on Class A and Class B, consists of a payment by affiliate. Excluding this item, total return would have been 13.20% and 12.31% for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL GROWTH OPPORTUNITIES FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Six Months
	Ended		Year Ended October 31,
	April 30,
	2007		2006	2005		2004		2003		2002

Per Share Operating Performance:
Net asset value, beginning of period	$12.70		10.55	9.42		8.22		6.91		8.02

Income (loss) from investment operations:
Net investment income (loss)	$(0.02)		0.04	0.03		(0.00	)**	(0.00	)**	(0.02)
Net realized and unrealized gain (loss) on investments	$1.51		2.19	1.13		1.20		1.31		(1.09)
Total from investment operations	$1.49		2.23	1.16		1.20		1.31		(1.11)

Less distributions from:
Net investment income	$0.06		0.08	0.04		—		0.00	**	—
Net realized gains on investments	$1.14		—	—		—		—		—
Total distributions	$1.20		0.08	0.04		—		0.00	**	—
Payment by affiliate	$—		—	0.01		—		—		—
Net asset value, end of period	$12.99		12.70	10.55		9.42		8.22		6.91

Total Return(2)%	12.34		21.25	12.46	†	14.60		18.97		(13.84)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$16,589		15,918	15,008		16,230		14,526		12,384

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(4)%	2.38		2.40	2.40		2.39		2.62		2.84
Net expenses after expense reimbursement/recoupment (3)(4)%	2.38	(5)	2.40	2.40		2.43		2.60		2.76
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	(0.25	) (5)	0.21	0.18		(0.04)		(0.05)		(1.18)
Portfolio turnover rate %	58		173	116		90		100		126

	Class I

	Six Months							January 15,
	Ended	Year Ended October 31,						2002 to
	April 30,							October 31,
	2007	2006		2005		2004	2003	2002(1)

Per Share Operating Performance:
Net asset value, beginning of period	$13.16	10.94		9.76		8.45	7.06	8.25

Income (loss) from investment operations:
Net investment income	$0.03 *	0.15	*	0.14		0.09	0.10	0.05
Net realized and unrealized gain (loss) on investments	$1.59	2.29		1.18		1.25	1.34	(1.24)
Total from investment operations	$1.62	2.44		1.32		1.34	1.44	(1.19)

Less distributions from:
Net investment income	$0.21	0.22		0.15		0.03	0.05	—
Net realized gains on investments	$1.14	—		—		—	—	—
Total distributions	$1.35	0.22		0.15		0.03	0.05	—
Payment by affiliate	$—	—		0.01		—	—	—
Net asset value, end of period	$13.43	13.16		10.94		9.76	8.45	7.06

Total Return(2)%	13.01	22.56		13.73	†	15.94	20.53	(14.42)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$8,158	13,354		23,452		17,211	11,582	6,384

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(4)%	1.25	1.25		1.26		1.22	1.34	1.53
Net expenses after expense reimbursement/recoupment(3)(4)%	1.25 (5)	1.25		1.26		1.26	1.33	1.48
Net investment income after expense reimbursement/recoupment(3)(4)%	0.54 (5)	1.27		1.34		1.13	1.29	0.72
Portfolio turnover rate %	58	173		116		90	100	126

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(4) Annualized for periods less than one year.

(5) Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005 or more than $(0.005).

†   In 2005, 0.10% of the total return on Class C and Class I, consists of a payment by affiliate. Excluding this item, total return would have been 12.36% and 13.63% for Class C and Class I, respectively.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL GROWTH OPPORTUNITIES FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q

	Six Months
	Ended	Year Ended October 31,
	April 30,
	2007	2006	2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$13.10	10.89	9.72		8.43	7.04	8.10

Income (loss) from investment operations:
Net investment income (loss)	$0.04	0.14	0.08		0.06	0.07	(0.03)
Net realized and unrealized gain (loss) on investments	$1.55	2.27	1.20		1.25	1.37	(1.03)
Total from investment operations	$1.59	2.41	1.28		1.31	1.44	(1.06)

Less distributions from:
Net investment income	$0.18	0.20	0.12		0.02	0.05	—
Net realized gains on investments	$1.14	—	—		—	—	—
Total distributions	$1.32	0.20	0.12		0.02	0.05	—
Payment by affiliate	$—	—	0.01		—	—	—
Net asset value, end of period	$13.37	13.10	10.89		9.72	8.43	7.04

Total Return(1)%	12.83	22.38	13.41	†	15.61	20.51	(13.09)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$30,839	27,114	14,544		7,274	14,755	6,949

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(2)%	1.50	1.50	1.51		1.56	1.59	1.70
Net expenses after expense reimbursement/recoupment (2)(3)%	1.50 (4)	1.50	1.51		1.60	1.59	1.61
Net investment income (loss) after expense reimbursement/recoupment(2)(3)%	0.67 (4)	1.19	1.00		0.73	0.91	(0.08)
Portfolio turnover rate %	58	173	116		90	100	126

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) Annualized for periods less than one year.

(3) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(4) Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

†   In 2005, 0.10% of the total return on Class Q, consists of a payment by affiliate. Excluding this item, total return would have been 13.31% for Class Q.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL REAL ESTATE FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A		Class B

	Six Months	February 28,	Six Months	February 28,
	Ended	2006(1) to	Ended	2006(1) to
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$11.63	10.00	11.59	10.00

Income (loss) from investment operations:
Net investment income	$0.06 *	0.09 *	0.02 *	0.04 *
Net realized and unrealized gain on investments	$2.34	1.60	2.33	1.59
Total from investment operations	$2.40	1.69	2.35	1.63

Less distributions from:
Net investment income	$0.27	0.06	0.24	0.04
Total distributions	$0.27	0.06	0.24	0.04
Net asset value, end of period	$13.76	11.63	13.70	11.59

Total Return(2)%	20.77	16.94	20.39	16.38

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$188,609	49,798	8,480	1,639

Ratios to average net assets:
Gross expenses prior to expense reimbursement(4)%	1.57	2.01	2.32	2.76
Net expenses after expense reimbursement(3)(4)%	1.50	1.50	2.25	2.25
Net investment income after expense reimbursement (3)(4)%	0.98	1.33	0.26	0.51
Portfolio turnover rate %	16	29	16	29

	Class C		Class I

	Six Months	February 28,	Six Months	February 28,
	Ended	2006(1) to	Ended	2006(1) to
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$11.59	10.00	11.64	10.00

Income (loss) from investment operations:
Net investment income	$0.02 *	0.04 *	0.08 *	0.08 *
Net realized and unrealized gain on investments	$2.32	1.59	2.33	1.63
Total from investment operations	$2.34	1.63	2.41	1.71

Less distributions from:
Net investment income	$0.23	0.04	0.28	0.07
Total distributions	$0.23	0.04	0.28	0.07
Net asset value, end of period	$13.70	11.59	13.77	11.64

Total Return(2)%	20.35	16.31	20.85	17.23

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$77,470	17,075	46,293	22,336

Ratios to average net assets:
Gross expenses prior to expense reimbursement(4)%	2.32	2.76	1.32	1.76
Net expenses after expense reimbursement(3)(4)%	2.25	2.25	1.25	1.25
Net investment income after expense reimbursement (3)(4)%	0.23	0.54	1.23	1.09
Portfolio turnover rate %	16	29	16	29

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(4) Annualized for periods less than one year.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL SMALLCAP FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months
	Ended	Year Ended October 31,
	April 30,
	2007	2006	2005		2004		2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$47.15	37.75	29.27		25.37		18.35	21.85

Income (loss) from investment operations:
Net investment income (loss)	$0.16	0.29	0.33	*	0.02		0.01	(0.07)
Net realized and unrealized gain (loss) on investments	$12.83	9.44	8.05		3.86		7.01	(3.43)
Total from investment operations	$12.99	9.73	8.38		3.88		7.02	(3.50)

Less distributions from:
Net investment income	$0.28	0.33	—		0.00	**	—	—
Total distributions	$0.28	0.33	—		0.00	**	—	—
Payment by affiliate	$—	—	0.10		0.02		—	—
Net asset value, end of period	$59.86	47.15	37.75		29.27		25.37	18.35

Total Return(1)%	27.66	25.91	28.97	††	15.39	†	38.26	(16.02)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$373,290	243,020	173,612		154,658		150,043	123,206

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(2)%	1.60	1.66	1.74		1.72		1.94	1.99
Net expenses after expense reimbursement/recoupment (2)(3)%	1.60	1.66	1.74		1.75		1.95	1.95
Net investment income (loss) after expense reimbursement/recoupment(2)(3)%	0.68	0.67	0.98		0.07		0.00	(0.32)
Portfolio turnover rate %	56	85	124		106		114	149

	Class B

	Six Months
	Ended	Year Ended October 31,
	April 30,
	2007	2006		2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$48.53	38.83		30.30		26.43	19.25	23.06

Income (loss) from investment operations:
Net investment income (loss)	$(0.02)*	(0.01	)*	0.10	*	(0.19)	(0.24)	(0.32)
Net realized and unrealized gain (loss) on investments	$13.24	9.75		8.33		4.04	7.42	(3.49)
Total from investment operations	$13.22	9.74		8.43		3.85	7.18	(3.81)

Less distributions from:
Net investment income	$—	0.04		—		—	—	—
Total distributions	$—	0.04		—		—	—	—
Payment by affiliate	$—	—		0.10		0.02	—	—
Net asset value, end of period	$61.75	48.53		38.83		30.30	26.43	19.25

Total Return(1)%	27.24	25.10		28.15	††	14.64 †	37.30	(16.52)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$66,175	58,469		57,131		58,318	62,104	52,661

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(2)%	2.25	2.31		2.39		2.37	2.59	2.63
Net expenses after expense reimbursement/recoupment (2)(3)%	2.25	2.31		2.39		2.40	2.60	2.60
Net investment income (loss) after expense reimbursement/recoupment(2)(3)%	(0.08)	(0.03)		0.29		(0.60)	(0.68)	(0.98)
Portfolio turnover rate %	56	85		124		106	114	149

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) Annualized for periods less than one year.

(3) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005.

†   In 2004, the Sub-Adviser fully reimbursed the Fund for a loss incurred from a transaction not meeting the Fund’s investment guidelines, which otherwise would have reduced total return by 0.07%.

††   In 2005, 0.34% and 0.33% of the total return on Class A and Class B, respectively, consists of a payment by affiliate. Excluding this item, total return would have been 28.63% and 27.82% on Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL SMALLCAP FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Six Months
	Ended	Year Ended October 31,
	April 30,
	2007	2006		2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$44.39	35.59		27.77		24.23	17.65	21.14

Income (loss) from investment operations:
Net investment income (loss)	$(0.01)	(0.00	)**	0.10	*	(0.17)	(0.29)	(0.32)
Net realized and unrealized gain (loss) on investments	$12.09	8.91		7.62		3.70	6.87	(3.17)
Total from investment operations	$12.08	8.91		7.72		3.53	6.58	(3.49)

Less distributions from:
Net investment income	$—	0.11		—		—	—	—
Total distributions	$—	0.11		—		—	—	—
Payment by affiliate	$—	—		0.10		0.01	—	—
Net asset value, end of period	$56.47	44.39		35.59		27.77	24.23	17.65

Total Return(2)%	27.22	25.09		28.16	††	14.61 †	37.28	(16.51)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$85,457	65,534		52,420		47,793	50,227	46,703

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%	2.25	2.31		2.39		2.37	2.59	2.63
Net expenses after expense reimbursement/recoupment (3)(4)%	2.25	2.31		2.39		2.40	2.60	2.60
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	(0.03)	(0.01)		0.30		(0.60)	(0.68)	(0.99)
Portfolio turnover rate %	56	85		124		106	114	149

	Class I

	Six Months	December 21,
	Ended	2005(1) to
	April 30,	October 31,
	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$47.35	40.64

Income from investment operations:
Net investment income	$0.31	0.39 *
Net realized and unrealized gain on investments	$12.82	6.32
Total from investment operations	$13.13	6.71

Less distributions from:
Net investment income	$0.48	—
Total distributions	$0.48	—
Net asset value, end of period	$60.00	47.35

Total Return(2)%	27.91	16.51

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$278,241	137,184

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%	1.18	1.20
Net expenses after expense reimbursement/recoupment (3)(4)%	1.18	1.20
Net investment income after expense reimbursement/recoupment(3)(4)%	1.25	1.02
Portfolio turnover rate %	56	85

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is more than $(0.005).

†   In 2004, the Sub-Adviser fully reimbursed the Fund for a loss incurred from a transaction not meeting the Fund’s investment guidelines, which otherwise would have reduced total return by 0.07%.

††   In 2005, 0.36% of the total return consists of a payment by affiliate. Excluding this item, total return would have been 27.80%.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL SMALLCAP FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q

	Six Months
	Ended	Year Ended October 31,
	April 30,
	2007	2006	2005		2004		2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$50.65	40.53	31.34		27.11		19.54	23.19

Income (loss) from investment operations:
Net investment income	$0.21	0.37	0.43	*	0.10		0.21	0.04
Net realized and unrealized gain (loss) on investments	$13.77	10.16	8.66		4.13		7.36	(3.69)
Total from investment operations	$13.98	10.53	9.09		4.23		7.57	(3.65)

Less distributions from:
Net investment income	$0.34	0.41	—		0.01		—	—
Total distributions	$0.34	0.41	—		0.01		—	—
Payment by affiliate	$—	—	0.10		0.01		—	—
Net asset value, end of period	$64.29	50.65	40.53		31.34		27.11	19.54

Total Return(1)%	27.72	26.14	29.32	††	15.66	†	38.74	(15.74)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$111,976	82,245	57,846		61,166		79,140	70,404

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(2)%	1.43	1.48	1.49		1.47		1.58	1.59
Net expenses after expense reimbursement/recoupment (2)(3)%	1.43	1.48	1.49		1.50		1.59	1.55
Net investment income after expense reimbursement/recoupment(2)(3)%	0.79	0.83	1.18		0.28		0.35	0.07
Portfolio turnover rate %	56	85	124		106		114	149

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) Annualized for periods less than one year.

(3) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Per share numbers have been calculated using average number of shares outstanding throughout the period.

†   In 2004, the Sub-Adviser fully reimbursed the Fund for a loss incurred from a transaction not meeting the Fund’s investment guidelines, which otherwise would have reduced total return by 0.07%.

††	In 2005, 0.36% of the total return consists of a payment by affiliate. Excluding this item, total return would have been 28.96%.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months
	Ended	Year Ended October 31,
	April 30,
	2007	2006		2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$21.52	18.33		16.90		13.71	10.40	12.33

Income (loss) from investment operations:
Net investment income	$0.11	0.18	*	0.17		0.13	0.08	0.06
Net realized and unrealized gain (loss) on investments	$2.99	4.58		2.28		3.15	3.48	(1.64)
Total from investment operations	$3.10	4.76		2.45		3.28	3.56	(1.58)

Less distributions from:
Net investment income	$0.20	0.16		0.22		0.09	0.05	0.09
Net realized gains on investments	$2.14	1.41		0.80		—	0.20	0.26
Total distributions	$2.34	1.57		1.02		0.09	0.25	0.35
Payment by affiliate	$—	—		0.00	**	—	—	—
Net asset value, end of period	$22.28	21.52		18.33		16.90	13.71	10.40

Total Return(1)%	15.36	27.64		15.06	†	24.03	35.11	(13.31)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,209,075	1,995,027		1,732,332		1,869,868	1,641,943	1,356,334

Ratios to average net assets:
Gross expenses prior to brokerage commission recapture(2)%	1.60	1.60		1.60		1.61	1.74	1.76
Net expenses after brokerage commission recapture (2)%	1.60	1.60		1.60		1.61	1.74	1.76
Net investment income after brokerage commission recapture(2)%	1.04	0.90		0.88		0.79	0.66	0.58
Portfolio turnover rate %	15	25		21		29	9	20

	Class B

	Six Months
	Ended	Year Ended October 31,
	April 30,
	2007	2006		2005		2004	2003		2002

Per Share Operating Performance:
Net asset value, beginning of period	$21.07	17.95		16.58		13.45	10.23		12.13

Income (loss) from investment operations:
Net investment income (loss)	$0.03 *	0.04	*	0.05		0.02	(0.00	)**	(0.02)
Net realized and unrealized gain (loss) on investments	$2.93	4.50		2.23		3.11	3.42		(1.62)
Total from investment operations	$2.96	4.54		2.28		3.13	3.42		(1.64)

Less distributions from:
Net investment income	$0.03	0.01		0.11		—	—		0.00 **
Net realized gains on investments	$2.14	1.41		0.80		—	0.20		0.26
Total distributions	$2.17	1.42		0.91		—	0.20		0.26
Payment by affiliate	$—	—		0.00	**	—	—		—
Net asset value, end of period	$21.86	21.07		17.95		16.58	13.45		10.23

Total Return(1)%	14.93	26.81		14.21	†	23.27	34.11		(13.90)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$364,677	368,952		411,071		454,952	420,651		375,967

Ratios to average net assets:
Gross expenses prior to brokerage commission recapture (2)%	2.30	2.30		2.30		2.31	2.44		2.45
Net expenses after brokerage commission recapture(2)%	2.30	2.30		2.30		2.31	2.44		2.45
Net investment income (loss) after brokerage commission recapture(2)%	0.30	0.20		0.17		0.09	(0.04)		(0.13)
Portfolio turnover rate %	15	25		21		29	9		20

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) Annualized for periods less than one year.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005 or more than $(0.005).

†   In 2005, there was no impact on total return due to payment by affiliate.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Six Months
	Ended	Year Ended October 31,
	April 30,
	2007	2006	2005		2004	2003		2002

Per Share Operating Performance:
Net asset value, beginning of period	$20.98	17.91	16.54		13.42	10.21		12.10

Income (loss) from investment operations:
Net investment income (loss)	$0.03	0.05	0.04		0.02	(0.00	)*	(0.02)
Net realized and unrealized gain (loss) on investments	$2.92	4.46	2.24		3.10	3.41		(1.61)
Total from investment operations	$2.95	4.51	2.28		3.12	3.41		(1.63)

Less distributions from:
Net investment income	$0.05	0.03	0.11		—	—		0.00 *
Net realized gains on investments	$2.14	1.41	0.80		—	0.20		0.26
Total distributions	$2.19	1.44	0.91		—	0.20		0.26
Payment by affiliate	$—	—	0.00	*	—	—		—
Net asset value, end of period	$21.74	20.98	17.91		16.54	13.42		10.21

Total Return(1)%	14.97	26.71	14.25	†	23.25	34.08		(13.85)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$779,060	729,067	663,626		675,039	628,704		573,712

Ratios to average net assets:
Gross expenses prior to brokerage commission recapture(2)%	2.30	2.30	2.30		2.31	2.44		2.46
Net expenses after brokerage commission recapture (2)%	2.30	2.30	2.30		2.31	2.44		2.46
Net investment income (loss) after brokerage commission recapture(2)%	0.33	0.20	0.15		0.09	(0.04)		(0.13)
Portfolio turnover rate %	15	25	21		29	9		20

	Class I

	Six Months
	Ended	Year Ended October 31,
	April 30,
	2007	2006	2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$21.58	18.38	16.96		13.74	10.43	12.35

Income (loss) from investment operations:
Net investment income	$0.16	0.25	0.20		0.16	0.13	0.16
Net realized and unrealized gain (loss) on investments	$2.98	4.60	2.31		3.20	3.48	(1.68)
Total from investment operations	$3.14	4.85	2.51		3.36	3.61	(1.52)

Less distributions from:
Net investment income	$0.28	0.24	0.29		0.14	0.10	0.14
Net realized gains on investments	$2.14	1.41	0.80		—	0.20	0.26
Total distributions	$2.42	1.65	1.09		0.14	0.30	0.40
Payment by affiliate	$—	—	0.00	*	—	—	—
Net asset value, end of period	$22.30	21.58	18.38		16.96	13.74	10.43

Total Return(1)%	15.54	28.15	15.42	†	24.67	35.58	(12.89)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,126,666	1,728,560	1,221,594		831,142	482,047	372,352

Ratios to average net assets:
Gross expenses prior to brokerage commission recapture(2)%	1.23	1.22	1.23		1.21	1.29	1.32
Net expenses after brokerage commission recapture (2)%	1.23	1.22	1.23		1.21	1.29	1.32
Net investment income after brokerage commission recapture(2)%	1.46	1.26	1.18		1.18	1.12	1.04
Portfolio turnover rate %	15	25	21		29	9	20

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) Annualized for periods less than one year.

* Amount is less than $0.005 or more than $(0.005).

†   In 2005, there was no impact on total return due to payment by affiliate.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q

	Six Months
	Ended	Year Ended October 31,
	April 30,
	2007	2006		2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$21.57	18.37		16.94		13.73	10.44	12.34

Income (loss) from investment operations:
Net investment income	$0.15	0.21	*	0.19		0.14	0.10	0.07
Net realized and unrealized gain (loss) on investments	$2.98	4.59		2.29		3.17	3.49	(1.63)
Total from investment operations	$3.13	4.80		2.48		3.31	3.59	(1.56)

Less distributions from:
Net investment income	$0.22	0.19		0.25		0.10	0.10	0.08
Net realized gains on investments	$2.14	1.41		0.80		—	0.20	0.26
Total distributions	$2.36	1.60		1.05		0.10	0.30	0.34
Payment by affiliate	$—	—		0.00	**	—	—	—
Net asset value, end of period	$22.34	21.57		18.37		16.94	13.73	10.44

Total Return(1)%	15.49	27.82		15.20	†	24.32	35.37	(13.11)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$28,219	26,383		27,993		28,862	29,319	29,836

Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(2)%	1.48	1.47		1.48		1.46	1.54	1.49
Net expenses after expense waiver and prior to brokerage commission recapture %	1.32	1.47		1.48		1.46	1.54	1.49
Net expenses after expense waiver and brokerage commission recapture(2)%	1.31	1.47		1.48		1.46	1.54	1.49
Net investment income after expense waiver brokerage commission recapture(2)%	1.32	1.06		0.99		0.89	0.87	0.63
Portfolio turnover rate %	15	25		21		29	9	20

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) Annualized for periods less than one year.

†   In 2005, there was no impact on total return due to payment by affiliate.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE CHOICE FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months		February 1,
	Ended	Year Ended	2005(1) to
	April 30,	October 31,	October 31,
	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$12.42	10.70	10.00

Income from investment operations:
Net investment income	$0.08	0.12 *	0.11 *
Net realized and unrealized gain on investments	$1.03	1.86	0.59
Total from investment operations	$1.11	1.98	0.70

Less distributions from:
Net investment income	$0.07	0.10	—
Net realized gains on investments	$0.21	0.16	—
Total distributions	$0.28	0.26	—
Net asset value, end of period	$13.25	12.42	10.70

Total Return(2)%	8.99	18.82	7.00

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$18,257	17,962	6,115

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.64	1.71	3.44
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	1.64	1.70	1.70
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	1.64	1.69	1.70
Net investment income after expense reimbursement and brokerage commission recapture(3)(4)%	1.17	1.04	1.08
Portfolio turnover rate %	15	31	24

	Class B

	Six Months		February 1,
	Ended	Year Ended	2005(1) to
	April 30,	October 31,	October 31,
	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$12.27	10.65	10.00

Income from investment operations:
Net investment income	$0.03	0.04 *	0.04 *
Net realized and unrealized gain on investments	$1.02	1.82	0.61
Total from investment operations	$1.05	1.86	0.65

Less distributions from:
Net investment income	$—	0.08	—
Net realized gains on investments	$0.21	0.16	—
Total distributions	$0.21	0.24	—
Net asset value, end of period	$13.11	12.27	10.65

Total Return(2)%	8.61	17.77	6.50

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,687	3,565	1,427

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	2.39	2.46	4.19
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	2.39	2.45	2.45
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	2.39	2.44	2.45
Net investment income after expense reimbursement and brokerage commission recapture(3)(4)%	0.45	0.35	0.36
Portfolio turnover rate %	15	31	24

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE CHOICE FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Six Months		February 4,
	Ended	Year Ended	2005(1) to
	April 30,	October 31,	October 31,
	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$12.29	10.66	10.00

Income from investment operations:
Net investment income	$0.03	0.04 *	0.04 *
Net realized and unrealized gain on investments	$1.03	1.83	0.61
Total from investment operations	$1.06	1.87	0.65

Less distributions from:
Net investment income	$—	0.08	—
Net realized gains on investments	$0.21	0.16	—
Total distributions	$0.21	0.24	—
Net asset value, end of period	$13.14	12.29	10.66

Total Return(2)%	8.68	17.78	6.49

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,793	4,189	1,796

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	2.39	2.46	4.19
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	2.39	2.45	2.45
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	2.39	2.44	2.45
Net investment income after expense reimbursement and brokerage commission recapture(3)(4)%	0.47	0.33	0.35
Portfolio turnover rate %	15	31	24

	Class I

	Six Months	December 21,
	Ended	2005(1) to
	April 30,	October 31,
	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$12.42	11.04

Income from investment operations:
Net investment income	$0.13 *	0.16 *
Net realized and unrealized gain on investments	$1.02	1.22
Total from investment operations	$1.15	1.38

Less distributions from:
Net investment income	$0.10	—
Net realized gains on investments	$0.21	—
Total distributions	$0.31	—
Net asset value, end of period	$13.26	12.42

Total Return(2)%	9.35	12.50

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$77,035	36,899

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.23	1.36
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	1.23	1.35
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	1.23	1.34
Net investment income after expense reimbursement and brokerage commission recapture(3)(4)%	2.09	1.56
Portfolio turnover rate %	15	31

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE OPPORTUNITIES FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period.

	Class A	Class B	Class C	Class I

	February 28,	February 28,	February 28,	February 28,
	2007(1) to	2007(1) to	2007(1) to	2007(1) to
	April 30,	April 30,	April 30,	April 30,
	2007	2007	2007	2007

Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.00	10.00	10.00

Income from investment operations:
Net investment income	$0.10	0.08	0.08	0.10
Net realized and unrealized gain on investments	$0.30	0.31	0.31	0.31
Total from investment operations	$0.40	0.39	0.39	0.41
Net asset value, end of period	$10.40	10.39	10.39	10.41

Total Return(2)%	4.00	3.90	3.90	4.10

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$10,404	1	1	1

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.78	2.53	2.53	1.43
Net expenses after expense reimbursement(3)(4)%	1.40	2.15	2.15	1.05
Net investment income after expense reimbursement (3)(4)%	5.71	4.69	4.69	5.78
Portfolio turnover rate %	6	6	6	6

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING RUSSIA FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months
	Ended	Year Ended October 31,
	April 30,
	2007	2006	2005		2004	2003		2002

Per Share Operating Performance:
Net asset value, beginning of period	$55.81	33.49	25.01		19.13	12.15		8.04

Income (loss) from investment operations:
Net investment income (loss)	$(0.20)	(0.27)	(0.00	)*	0.04	(0.00	)*	0.17
Net realized and unrealized gain on investments	$11.50	22.37	8.39		5.69	7.06		3.92
Total from investment operations	$11.30	22.10	8.39		5.73	7.06		4.09

Less distributions from:
Net investment income	$—	—	0.01		0.02	0.12		—
Net realized gains on investments	$3.12	—	—		—	—		—
Total distributions	$3.12	—	0.01		0.02	0.12		—
Redemption fees applied to capital	$—	0.22	0.10		0.17	0.04		0.02
Net asset value, end of period	$63.99	55.81	33.49		25.01	19.13		12.15

Total Return(1)%	20.52	66.65	33.98		30.88	58.98		51.12

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$937,155	751,947	271,603		212,180	161,601		85,658

Ratios to average net assets:
Gross expenses prior to expense reimbursement(2)%	1.91	1.98	2.13		2.01	2.09		2.20
Net expenses after expense reimbursement (2)(3)%	1.91	1.98	2.13		2.01	2.09		1.77
Net investment income (loss) after expense reimbursement(2)(3)%	(0.66)	(0.64)	(0.01)		0.15	(0.02)		1.33
Portfolio turnover rate %	5	20	26		54	23		32

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) Annualized for periods less than one year.

(3) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

ING EMERGING MARKETS FIXED INCOME FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A		Class B

	Six Months	December 21,	Six Months	January 4,
	Ended	2005(1) to	Ended	2006(1) to
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.33	10.00	10.30	10.15

Income (loss) from investment operations:
Net investment income	$0.36 *	0.64 *	0.32	0.59 *
Net realized and unrealized gain (loss) on investments	$0.30	0.26	0.30	0.09
Total from investment operations	$0.66	0.90	0.62	0.68

Less distributions from:
Net investment income	$0.34	0.57	0.30	0.53
Net realized gains on investments	$0.03	—	0.03	—
Total distributions	$0.37	0.57	0.33	0.53
Net asset value, end of period	$10.62	10.33	10.59	10.30

Total Return(2)%	6.49	9.28	6.13	6.92

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$23,943	26,121	312	293

Ratios to average net assets:
Gross expenses prior to expense reimbursement(4)%	1.51	2.41	2.26	3.16
Net expenses after expense reimbursement(3)(4)%	1.25	1.25	2.00	2.00
Net investment income after expense reimbursement (3)(4)%	6.94	7.36	6.20	6.91
Portfolio turnover rate %	29	56	29	56

	Class C		Class I

	Six Months	March 1,	December 20,	May 1,	February 7,
	Ended	2006(1) to	2006(1) to	2006 to	2006(1) to
	April 30,	October 31,	April 30,	August 24,	April 30,
	2007	2006	2007	2006(5)	2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.29	10.43	10.48	10.18	10.24

Income (loss) from investment operations:
Net investment income	$0.31	0.61 *	0.07 *	0.26 *	0.28 *
Net realized and unrealized gain (loss) on investments	$0.32	(0.34)	0.29	(0.28)	(0.19)
Total from investment operations	$0.63	0.27	0.36	(0.02)	0.09

Less distributions from:
Net investment income	$0.30	0.41	0.25	0.06	0.15
Net realized gains on investments	$0.03	—	—	—	—
Total distributions	$0.33	0.41	0.25	0.06	0.15
Net asset value, end of period	$10.59	10.29	10.59	10.10	10.18

Total Return(2)%	6.23	2.75	3.50	(0.15)	0.91

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$654	344	89,305	13	13

Ratios to average net assets:
Gross expenses prior to expense reimbursement(4)%	2.26	3.16	1.26	2.33	2.65
Net expenses after expense reimbursement(3)(4)%	2.00	2.00	1.00	1.06	1.00
Net investment income after expense reimbursement(3)(4)%	6.22	7.09	1.85	8.32	7.79
Portfolio turnover rate %	29	56	29	29	26

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(4) Annualized for periods less than one year.

(5) Class I was fully redeemed on August 25, 2006 and re-commenced operations on December 20, 2006.

*	Per share numbers have been calculated using average number of shares outstanding throughout the period.

ING GLOBAL BOND FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A		Class B

	Six Months	June 30,	Six Months	June 30,
	Ended	2006(1) to	Ended	2006(1) to
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.25	10.00	10.24	10.00

Income from investment operations:
Net investment income	$0.15	0.08 *	0.12 *	0.06 *
Net realized and unrealized gain on investments	$0.19	0.23	0.18	0.22
Total from investment operations	$0.34	0.31	0.30	0.28

Less distributions from:
Net investment income	$0.20	0.06	0.19	0.04
Net realized gains on investments	$0.18	—	0.18	—
Total distributions	$0.38	0.06	0.37	0.04
Net asset value, end of period	$10.21	10.25	10.17	10.24

Total Return(2)%	3.31	3.13	2.90	2.84

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$26,198	25,784	183	28

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.58	1.38	2.33	2.13
Net expenses after expense reimbursement(3)(4)%	0.90 (5)	0.90	1.65 (5)	1.65
Net investment income after expense reimbursement (3)(4)%	2.95 (5)	2.41	2.35 (5)	2.00
Portfolio turnover rate %	549	451	549	451

	Class C		Class I

	Six Months	June 30,	Six Months	June 30,
	Ended	2006(1) to	Ended	2006(1) to
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.24	10.00	10.25	10.00

Income from investment operations:
Net investment income	$0.12 *	0.06 *	0.16	0.09 *
Net realized and unrealized gain on investments	$0.19	0.22	0.21	0.23
Total from investment operations	$0.31	0.28	0.37	0.32

Less distributions from:
Net investment income	$0.16	0.04	0.22	0.07
Net realized gains on investments	$0.18	—	0.18	—
Total distributions	$0.34	0.04	0.40	0.07
Net asset value, end of period	$10.21	10.24	10.22	10.25

Total Return(2)%	3.02	2.82	3.59	3.23

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$122	36	1	1

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	2.33	2.13	1.29	1.03
Net expenses after expense reimbursement(3)(4)%	1.65 (5)	1.65	0.61 (5)	0.55
Net investment income after expense reimbursement (3)(4)%	2.32 (5)	1.68	3.32 (5)	2.68
Portfolio turnover rate %	549	451	549	451

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5) Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

*	Per share numbers have been calculated using average number of shares outstanding throughout the period.

ING DIVERSIFIED INTERNATIONAL FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A		Class B

	Six Months	December 21,	Six Months	December 21,
	Ended	2005(1) to	Ended	2005(1) to
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$11.61	10.00	11.54	10.00

Income (loss) from investment operations:
Net investment loss	$0.07	(0.03)*	0.02	(0.10)*
Net realized and unrealized gain on investments in affiliates	$1.78	1.64	1.78	1.64
Total from investment operations	$1.85	1.61	1.80	1.54

Less distributions from:
Net investment income	$0.06	—	0.01	—
Total distributions	$0.06	—	0.01	—
Net asset value, end of period	$13.40	11.61	13.33	11.54

Total Return(2)%	15.99	16.10	15.59	15.40

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$259,549	170,108	33,087	23,035

Ratios to average net assets:
Gross expenses prior to expense reimbursement (4)(5)%	0.59	0.66	1.34	1.41
Net expenses after expense reimbursement(3)(4)(5)%	0.35	0.35	1.10	1.10
Net investment loss after expense reimbursement (3)(4)%	1.04	(0.35)	0.30	(1.10)
Portfolio turnover rate %	14	30	14	30

	Class C		Class I

	Six Months	December 21,	Six Months	December 21,
	Ended	2005(1) to	Ended	2005(1) to
	April 30	October 31,	April 30	October 31,
	2007	2006	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$11.54	10.00	11.63	10.00

Income (loss) from investment operations:
Net investment loss	$0.02	(0.10)*	0.09	(0.01)*
Net realized and unrealized gain on investments in affiliates	$1.77	1.64	1.78	1.64
Total from investment operations	$1.79	1.54	1.87	1.63

Less distributions from:
Net investment income	$0.01	—	0.08	—
Total distributions	$0.01	—	0.08	—
Net asset value, end of period	$13.32	11.54	13.42	11.63

Total Return(2)%	15.53	15.40	16.11	16.30

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$112,681	69,825	10	4

Ratios to average net assets:
Gross expenses prior to expense reimbursement (4)(5)%	1.34	1.41	0.34	0.45
Net expenses after expense reimbursement(3)(4)(5)%	1.10	1.10	0.10	0.10
Net investment loss after expense reimbursement (3)(4)%	0.27	(1.10)	1.39	(0.13)
Portfolio turnover rate %	14	30	14	30

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(4) Annualized for periods less than one year.

(5) Expense ratios do not include expenses of Underlying Funds.

*	Per share numbers have been calculated using average number of shares outstanding throughout the period.

ING DIVERSIFIED INTERNATIONAL FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period.

		Class R

		December 12,
		2006(1) to
		April 30,
		2007

Per Share Operating Performance:
Net asset value, beginning of period	$	12.19

Income from investment operations:
Net investment income	$	(0.02)*
Net realized and unrealized gain on investments	$	1.19
Total from investment operations	$	1.17

Less distributions from:
Net investment income	$	0.08
Total distributions	$	0.08
Net asset value, end of period	$	13.28

Total Return(2)%		9.62

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	439

Ratios to average net assets:
Gross expenses prior to expense reimbursement (3)%		0.84
Net expenses after expense reimbursement(3)(4)%		0.60
Net investment income after expense reimbursement(3)(4)%		(0.41)
Portfolio turnover rate	%	14

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. The ING Funds included in this report are comprised of ING Mutual Funds (“IMF”) and ING Mayflower Trust (“IMT”) (each a “Registrant” and collectively, the “Registrants”); both are organized as open-end investment management companies registered under the Investment Company Act of 1940, as amended (“1940 Act”).

IMF is a Delaware statutory trust organized December 18, 1992 with nineteen separate series, all of which are included in this report, (each, a “Fund” and collectively, the “IMF Funds”): ING Global Equity Dividend Fund (“Global Equity Dividend”), ING Global Natural Resources Fund (“Global Natural Resources”), ING Global Real Estate Fund (“Global Real Estate”), ING Global Value Choice Fund (“Global Value Choice”), ING Disciplined International SmallCap Fund (“Disciplined International SmallCap”), ING Emerging Countries Fund (“Emerging Countries”), ING Foreign Fund (“Foreign”), ING Greater China Fund (“Greater China”), ING Index Plus International Equity Fund (“Index Plus International Equity”), ING International Capital Appreciation Fund (“International Capital Appreciation”), ING International Growth Opportunities Fund (“International Growth Opportunities”), ING International Real Estate Fund (“International Real Estate”), ING International SmallCap Fund (“International SmallCap”), ING International Value Choice Fund (“International Value Choice”), ING International Value Opportunities Fund (“International Value Opportunities”), ING Russia Fund (“Russia”), ING Emerging Markets Fixed Income Fund (“Emerging Markets Fixed Income”), ING Global Bond Fund (“Global Bond”) and ING Diversified International Fund (“Diversified International”). IMT is a Massachusetts business trust organized August 18, 1993 with one series, ING International Value Fund (“International Value”) (a “Fund” and together with the IMF Funds, the “Funds”). The investment objective of each Fund is described in the Funds’ prospectus.

Each Fund offers one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class Q and Class R. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

International Value is closed to new investments except for shares purchased (1) through the reinvestment of dividends and distributions; (2) by 401(k), 403(b) and 457 plans that have selected International Value as an investment option prior to June 28, 2002; (3) by shareholders participating in mutual fund wrap fee programs who were invested in International Value prior to June 28, 2002; (4) by new 401(k), 403(b) and 457 plans and new shareholders participating in mutual fund wrap fee programs subject to approval by the Investment Adviser and Sub-Adviser based on their assessment of the Fund’s ability to invest the monies consistent with the Fund’s objectives in light of market conditions, the size of the purchase, and other relevant factors relating to International Value; (5) by certain institutional and separately managed account investors that are pre-existing clients of the Sub-Adviser; and (6) by employees of the Investment Adviser or Sub-Adviser and their affiliates. Proof of eligibility may be required. Institutional and separately managed account investors that are pre-existing clients of the Sub-Adviser and employees of the Investment Adviser or Sub-Adviser and their affiliates must identify themselves as such at the time of purchase. Failure to do so may result in a rejection of the purchase. The Fund may reopen in the future subject to the discretion of the Board of Trustees of IMT.

Effective July 31, 2006, Class B shares of Global Bond and Emerging Markets Fixed Income are closed to new investment, provided that (1) Class B shares of Global Bond and Emerging Markets Fixed Income may be purchased through the reinvestment of dividends issued by Class B shares; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of Global Bond and Emerging Markets Fixed Income may be acquired through exchange of Class B shares of other funds in the ING mutual funds complex.

Effective July 31, 2006, the maximum Class A sales charge for Emerging Markets Fixed Income and

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

Global Bond has been lowered to 2.50%. Return calculations with a starting date prior to July 31, 2006 are based on a 5.75% sales charge for Emerging Markets Fixed Income and 4.75% sales charge for Global Bond, while returns with a starting date on or after July 31, 2006 are based on a 2.50% sales charge for Emerging Markets Fixed Income and Global Bond.

Effective January 2, 2007, Class M shareholders of Emerging Countries were converted to Class A shares of Emerging Countries. In addition, Emerging Countries does not impose any front-end sales charge (load) on purchases of Class A shares of Emerging Countries by its former Class M shareholders for the life of their account.

Diversified International seeks to achieve its investment objective by investing in other ING Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. For all Funds except Russia and Diversified International, investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale, securities traded in the over-the-counter-market, gold and silver bullion, platinum and palladium are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its next net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to a Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Funds’ valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest approximates market value.

For the Russia Fund, the valuation procedures for Russian equity securities are to price local shares according to the most recent available bid prices. If securities are not listed on the Russian Trade System or on any other pricing service that lists available bid quotes, then the mean of at least two broker bid quotes is used. For equity securities of an issuer in Russia for which there are no readily available reliable market value quotations, the following benchmark pricing procedure shall apply on any day on which the largest securities exchange in Russia (the “RTS”) declines by 2.5% or more; the price of the security shall be adjusted by the amount of the downward change in a composite of the other companies that are publicly traded in the same sector as the issuer, if ascertainable, and if not ascertainable, by the amount of downward change in the RTS.

For Diversified International, the valuation of the Fund’s investments in its Underlying Funds is based on the NAVs of the Underlying Funds each business day.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds and Underlying Funds. Premium amortization and discount accretion are determined by the effective yield method.

Global Real Estate and International Real Estate estimate components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Funds no longer own the applicable

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities, any distributions received in excess of income are recorded as realized gains.

C.	Foreign Currency Translation. The books and records of the Funds and Underlying Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds and Underlying Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s or an Underlying Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Foreign Currency Transactions and Futures Contracts. Each Fund and Underlying Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds and Underlying Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund and Underlying Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund and Underlying Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund or an Underlying Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund or an Underlying Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

variation margin and are recorded as unrealized gains or losses by the Fund or an Underlying Fund. When the contract is closed, the Fund or Underlying Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.	Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends and capital gains, if any, annually (except, Global Equity Dividend, Global Real Estate and International Real Estate, which pay dividends, if any, quarterly and Emerging Markets Fixed Income and Global Bond, which pay dividends monthly). The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.	Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Organization Expenses and Offering Costs. Costs incurred with the organization of the Funds and Underlying Funds are expensed as incurred. Costs incurred with the offering of shares of the Funds and Underlying Funds are deferred and amortized over a twelve-month period on a straight-line basis.

I.	Repurchase Agreements. Each Fund and Underlying Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund and Underlying Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund or Underlying Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund or Underlying Fund in the event the Fund or Underlying Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

J.	Securities Lending. Each Fund and Underlying Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, each Fund and Underlying Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund or Underlying Fund in the event the Fund or Underlying Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund and Underlying Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund or Underlying Fund.

K.	Options Contracts. All Funds and Underlying Funds may purchase put and call options and may write (sell) put options and covered call options. The Funds and Underlying Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds and Underlying Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds and Underlying Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds and Underlying Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds and Underlying Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

L.	Illiquid and Restricted Securities. Each Fund and Underlying Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds and Underlying Funds to sell them promptly at an acceptable price. Each Fund and Underlying Fund may also invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

M.	Delayed Delivery Transaction. The Funds and Underlying Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of these securities is identified in the Funds’ Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds and Underlying Funds are required to segregate liquid assets sufficient to cover the purchase price.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended April 30, 2007, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales

Global Equity Dividend	$129,836,156	$37,646,659
Global Natural Resources	59,735,720	69,789,602
Global Real Estate	785,665,845	193,630,392
Global Value Choice	36,826,804	29,726,032
Disciplined International SmallCap	143,496,717	14,556,500
Emerging Countries	62,674,366	49,389,479
Foreign	192,692,278	152,772,329
Greater China	31,140,587	17,385,096
Index Plus International Equity	105,786,432	111,120,600
International Capital Appreciation	58,948,223	22,923,831
International Growth Opportunities	75,079,938	89,602,792
International Real Estate	227,795,645	29,209,539
International SmallCap	548,992,161	391,742,035
International Value	729,092,692	832,693,654
International Value Choice	44,758,140	11,173,225
International Value Opportunities	10,425,941	601,057
Russia	75,211,189	41,633,966
Emerging Markets Fixed Income	11,807,802	7,699,060

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS (continued)

	Purchases	Sales

Global Bond	$33,435,208	$31,636,251
Diversified International	142,407,153	46,613,358

Purchases and sales of long-term U.S. government securities not included above were as follows:

	Purchases	Sales

Global Bond	$100,004,828	$100,608,240

NOTE 4 — REDEMPTION FEES

A 2% redemption fee is charged on shares of Russia that are redeemed (included in connection with an exchange) within 365 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the six months ended April 30, 2007 and year ended October 31, 2006 were $1,360,381 and $2,984,157, respectively, and are set forth in the Statements of Changes in Net Assets.

Up through April 2, 2006, International Growth Opportunities imposed a 2% redemption fee on Class A shares redeemed (including in connection with an exchange) within 30 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds through April 2, 2006 were $257 and are set forth in the Statements of Changes in Net Assets. Effective April 3, 2006, International Growth Opportunities no longer charges a redemption fee.

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an investment management agreement (“Management Agreements”) with ING Investments, LLC (“ING Investments” or “Investment Adviser”). The Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

As a Percentage of Average Net Assets

Global Equity Dividend	0.70%
Global Natural Resources	1.00% on first $50 million; and 0.75% thereafter
Global Real Estate(1)	0.80% on the first $250 million; 0.775% on the next $250 million; and 0.70% thereafter
Global Value Choice	1.00% on the first $250 million; 0.90% on the next $250 million; 0.80% on the next $500 million; and 0.75% thereafter
Disciplined International SmallCap	0.60%
Emerging Countries	1.25%
Foreign	1.00% on the first $500 million; and 0.90% thereafter
Greater China	1.15% on the first $100 million; 1.05% of the next $150 million; and 0.95% thereafter
Index Plus International Equity	0.55%
International Capital Appreciation	0.85% on the first $500 million; 0.80% on the next $500 million; and 0.75% thereafter
International Growth Opportunities	1.00%
International Real Estate	1.00% on the first $250 million; 0.90% on the next $250 million; and 0.80% thereafter
International SmallCap	1.00% on first $500 million; 0.90% on next $500 million; and 0.85% thereafter
International Value	1.00%
International Value Choice	1.00%
International Value Opportunities	0.80% on first $1 billion; and 0.75% thereafter
Russia	1.25%
Emerging Markets Fixed Income	0.65% on the first $250 million; 0.60% on the next $250 million; and 0.55% thereafter
Global Bond	0.40%
Diversified International	0.00%

(1)	Prior to April 28, 2006, the investment management fees for Global Real Estate were 1.00% on the first $250 million; 0.90% on the next $250 million; and 0.80% thereafter.

ING Investment Management Advisors B.V. (“IIMA”), a registered investment adviser, serves as the Sub-Adviser to Global Equity Dividend, Index Plus International Equity, International Value Opportunities, Russia and Emerging Markets Fixed Income pursuant to a sub-advisory agreement between the Investment Adviser and IIMA.

ING Clarion Real Estate Securities L.P. (“INGCRES”) a registered investment adviser, serves as the Sub-Adviser to Global Real Estate and International Real Estate pursuant to a sub-advisory agreement between the Investment Adviser and INGCRES.

Tradewinds Global Investors, LLC (“Tradewinds”), a registered investment adviser, serves as the Sub-Adviser to Global Value Choice and International Value Choice pursuant to a sub-advisory agreement between the Investment Adviser and Tradewinds.

Brandes Investment Partners, L.P. (“Brandes”), a registered investment adviser, serves as the Sub-Adviser to Emerging Countries and International Value pursuant to a sub-advisory agreement between the Investment Adviser and Brandes.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Julius Baer Investment Management LLC (“JBIM”), a registered investment adviser wholly-owned by the Julius Baer Securities, serves as Sub-Adviser to Foreign pursuant to a sub-advisory agreement between the Investment Adviser and JBIM.

ING Investment Management Co. (“ING IM”), a registered investment adviser, serves as sub-adviser to Disciplined International SmallCap, Global Natural Resources, International Growth Opportunities, and Global Bond pursuant to a sub-advisory agreement between the Investment Adviser and ING IM.

Acadian Asset Management, Inc. (“Acadian”), a registered investment adviser, serves as one of the Sub-Advisers to International SmallCap pursuant to a sub-advisory agreement between the Investment Adviser and Acadian. Batterymarch Financial Management, Inc. (“Batterymarch”) serves as the second Sub-Adviser to International SmallCap pursuant to a sub-advisory agreement between the Investment Adviser and Batterymarch.

ING Investment Management Asia/ Pacific (Hong Kong) Limited (“ING Asia”), a registered investment adviser, serves as the Sub-Adviser to Greater China pursuant to a sub-advisory agreement between the Investment Adviser and ING Asia.

Hansberger Global Investors, Inc. (“HGI”), a registered investment adviser, serves as the Sub-Adviser to International Capital Appreciation pursuant to a sub-advisory agreement between the Investment Adviser and HGI.

For Diversified International, ING Investment Management Co. (the “Consultant” or “ING IM”) is a consultant to the Investment Adviser. The Consultant provides tactical allocation recommendations to the Investment Adviser. The Investment Adviser has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant, and retains discretion over implementation of the Consultant’s recommendations. The Consultant provides ongoing recommendations to the Investment Committee of the Investment Adviser quarterly or as warranted by market conditions.

Effective November 1, 2006, certain ING Funds sub-advised by ING IM are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the six months ended April 30, 2007, International Growth Opportunities and Global Bond waived $77 and $552 of such management fees, respectively. These fees are not subject to recoupment.

ING Funds Services, LLC (the “Administrator”), serves as administrator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.

International Value also pays the Administrator an annual shareholder account-servicing fee of $5.00 for each account of beneficial owners of shares.

The Investment Adviser, ING IM, INGCRES, IIMA, ING Asia and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individual and institutional investors.

NOTE 6 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds, except Class I, has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby ING Funds Distributor, LLC (“IFD” or the “Distributor”), an indirect, wholly-owned subsidiary of ING Groep, is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds’ shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a Distribution

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 6 — DISTRIBUTION AND SERVICE FEES (continued)

and/or Service Fee based on average daily net assets at the following annual rates:

	Class A		Class B	Class C	Class O	Class Q		Class R

Global Equity Dividend	0.25%		1.00%	1.00%	0.25%	N/A		N/A
Global Natural Resources	0.25%		N/A	N/A	N/A	N/A		N/A
Global Real Estate	0.25%		1.00%	1.00%	0.25%	N/A		N/A
Global Value Choice	0.35%		1.00%	1.00%	N/A	0.25%		N/A
Disciplined International SmallCap	0.25%		1.00%	1.00%	N/A	N/A		N/A
Emerging Countries	0.35	% (1)	1.00%	1.00%	N/A	0.25%		N/A
Foreign	0.25%		1.00%	1.00%	N/A	0.25%		N/A
Greater China	0.25%		1.00%	1.00%	N/A	N/A		N/A
Index Plus International Equity	0.25%		1.00%	1.00%	N/A	N/A		N/A
International Capital Appreciation	0.25%		1.00%	1.00%	N/A	N/A		N/A
International Growth Opportunities	0.25%		1.00%	1.00%	N/A	0.25%		N/A
International Real Estate	0.25%		1.00%	1.00%	N/A	N/A		N/A
International SmallCap	0.35%		1.00%	1.00%	N/A	0.25%		N/A
International Value	0.30%		1.00%	1.00%	N/A	0.25	% (2)	N/A
International Value Choice	0.25%		1.00%	1.00%	N/A	N/A		N/A
International Value Opportunities	0.25%		1.00%	1.00%	N/A	N/A		N/A
Russia	0.25%		N/A	N/A	N/A	N/A		N/A
Emerging Markets Fixed Income	0.25%		1.00%	1.00%	N/A	N/A		N/A
Global Bond	0.25%		1.00%	1.00%	N/A	N/A		N/A
Diversified International	0.25%		1.00%	1.00%	N/A	N/A		0.50%

(1)	The Distributor has agreed to waive 0.10% of the Distribution Fee for Class A shares of Emerging Countries for the period from January 1, 2007 through December 31, 2007. Previously, the Distributor had agreed to waive 0.10% of the Distribution Fee for Class A shares of Emerging Countries for the period from January 1, 2006 through December 31, 2006.

(2)	The Distributor has agreed to waive 0.25% of the Distribution Fee for Class Q shares of International Value for the period from January 1, 2007 through December 31, 2007.

Fees paid to the Distributor by class during the six months ended April 30, 2007 are shown in the accompanying Statements of Operations.

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class C and Class M shares. For the six months ended April 30, 2007, the Distributor retained the following amounts in sales charges for the Funds:

	Class A	Class C	Class M
	Shares	Shares	Shares

Initial Sales Charges:
Global Equity Dividend	$115,326	N/A	N/A
Global Natural Resources	12,985	N/A	N/A
Global Real Estate	751,082	N/A	N/A
Global Value Choice	2,766	N/A	N/A
Disciplined International SmallCap	20	N/A	N/A
Emerging Countries	28,277	N/A	$8
Foreign	61,265	N/A	N/A
Greater China	63,010	N/A	N/A
Index Plus International Equity	1,379	N/A	N/A
International Capital Appreciation	742	N/A	N/A
International Growth Opportunities	4,670	N/A	N/A
International Real Estate	170,570	N/A	N/A
International SmallCap	28,748	N/A	N/A
International Value	718	N/A	N/A
International Value Choice	8,190	N/A	N/A
International Value Opportunities	—	N/A	N/A
Russia	720,680	N/A	N/A
Emerging Markets Fixed Income	1,157	N/A	N/A
Global Bond	981	N/A	N/A
Diversified International	158,872	N/A	N/A

Contingent Deferred Sales Charges:
Global Equity Dividend	$146	$1,373	N/A
Global Natural Resources	—	—	N/A
Global Real Estate	3,860	20,813	N/A
Global Value Choice	136	67	N/A
Disciplined International SmallCap	—	—	N/A
Emerging Countries	276	496	N/A
Foreign	1,761	4,596	N/A
Greater China	225	2,392	N/A
Index Plus International Equity	—	778	N/A
International Capital Appreciation	—	—	N/A
International Growth Opportunities	—	88	N/A
International Real Estate	4,387	2,495	N/A
International SmallCap	1,209	1,294	N/A
International Value	6,018	589	N/A
International Value Choice	108	483	N/A
International Value Opportunities	—	—	N/A
Russia	—	—	N/A
Emerging Markets Fixed Income	—	—	N/A
Global Bond	—	—	N/A
Diversified International Fund	127	12,167	N/A

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At April 30, 2007, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (See Notes 5 and 6):

			Accrued
	Accrued		Shareholder
	Investment	Accrued	Service and
	Management	Administrative	Distribution	Accrued
Fund	Fees	Fees	Fees	Recoupment	Total

Global Equity Dividend	$200,138	$28,591	$174,540	$—	$403,269
Global Natural Resources	88,355	10,411	26,027	—	124,793
Global Real Estate	776,068	105,729	457,337	—	1,339,134

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

			Accrued
	Accrued		Shareholder
	Investment	Accrued	Service and
	Management	Administrative	Distribution	Accrued
Fund	Fees	Fees	Fees	Recoupment	Total

Global Value Choice	$97,031	$9,703	$62,210	$16,912	$185,856
Disciplined International SmallCap	8,302	1,384	9	—	9,695
Emerging Countries	266,363	21,309	83,038	—	370,710
Foreign	482,047	48,994	252,990	—	784,031
Greater China	46,726	4,063	15,344	—	66,133
Index Plus International Equity	44,505	8,092	1,758	—	54,355
International Capital Appreciation	66,395	7,811	895	15,565	90,666
International Growth Opportunities	109,906	11,138	46,581	—	167,625
International Real Estate	241,930	24,567	100,342	—	366,839
International SmallCap	686,396	71,699	245,316	—	1,003,411
International Value	4,506,784	450,673	1,487,198	—	6,444,655
International Value Choice	86,105	8,513	11,017	—	105,635
International Value Opportunities	6,836	855	2,138	—	9,829
Russia	982,937	78,634	196,587	—	1,258,158
Emerging Markets Fixed Income	16,185	2,489	6,788	—	25,462
Global Bond	8,414	2,158	5,563	—	16,135
Diversified International	—	32,354	167,752	—	200,106

At April 30, 2007, the following indirect, wholly owned subsidiaries of ING Groep owned the following Funds:

ING Life Insurance and Annuity Company (“ILIAC”) — Emerging Markets Fixed Income (17.82%); Global Bond (96.37%); Greater China (27.16%); and International SmallCap (6.52%).

ING Diversified International — Emerging Countries (8.05%); Foreign (13.12%); Index Plus International Equity (94.90%); International Capital Appreciation (96.33%); and International Value Choice (70.17%).

ING Lifestyle Growth Portfolio — Emerging Markets Fixed Income (36.10%).

ING Lifestyle Moderate Growth Portfolio — Emerging Markets Fixed Income (27.77%).

ING Lifestyle Moderate Portfolio — Emerging Markets Fixed Income (14.37%).

ING National Trust — International Growth Opportunities (19.84%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Investment activities of these shareholders could have a material impact on the Funds.

The Investment Adviser may request that the Funds’ portfolio managers use their best efforts (subject to obtaining best execution of each transaction) to allocate a portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to a Fund are reflected as a reimbursement of expenses in the Statements of Operations.

The Registrants have adopted a Retirement Policy covering all independent trustees of the Funds who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

The following Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were:

	Affiliated	Commissions
Fund	Brokers	Received

Emerging Countries	ING Baring LLC	$2,373
Foreign	ING Baring LLC	11,136
	ING Securities	1,882
Global Equity Dividend	ING Baring LLC	29
	ING Securities	349
Greater China	ING Baring LLC	6,642
International Value	ING Baring LLC	6,616

The following is a summary of the transactions during the six months ended April 30, 2007 in which the issuer was an affiliate of the ING Family of Funds.

Unrealized
Gain on
	Sales		Investment	Value
			Securities at	at
	Shares	Cost	4/30/2007	4/30/2007
Index Plus International Equity
ING Industrial Fund	48,546	$37,803	$1,830	$56,901

NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES

At April 30, 2007, the Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Expense	Amount

Index Plus International Equity	Custody	$33,546
	Offering	15,188
	Postage	8,093
	Printing	8,405
International Value Opportunities	Custody	2,676
	Transfer Agent	1,384

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 9 — EXPENSE LIMITATIONS

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

	Class A	Class B	Class C	Class I	Class O	Class Q	Class R

Global Equity Dividend	1.40%	2.15%	2.15%	N/A	1.40%	N/A	N/A
Global Natural Resources	2.75%	N/A	N/A	N/A	N/A	N/A	N/A
Global Real Estate	1.75%	2.50%	2.50%	1.50%	1.75%	N/A	N/A
Global Value Choice	1.85%	2.50%	2.50%	1.50%	N/A	1.75%	N/A
Disciplined International SmallCap	1.20%	1.95%	1.95%	0.95%	N/A	N/A	N/A
Emerging Countries(1)	2.25%	2.90%	2.90%	1.75%	N/A	2.15%	N/A
Foreign(2)	1.95%	2.70%	2.70%	1.60%	N/A	1.85%	N/A
Greater China	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Index Plus International Equity	1.15%	1.90%	1.90%	0.90%	N/A	N/A	N/A
International Capital Appreciation	1.50%	2.25%	2.25%	1.25%	N/A	N/A	N/A
International Growth Opportunities(3)	2.75%	3.50%	3.50%	2.50%	N/A	2.75%	N/A
International Real Estate	1.50%	2.25%	2.25%	1.25%	N/A	N/A	N/A
International SmallCap	1.95%	2.60%	2.60%	1.40%	N/A	1.85%	N/A
International Value	N/A	N/A	N/A	N/A	N/A	N/A	N/A
International Value Choice	1.70%	2.45%	2.45%	1.45%	N/A	N/A	N/A
International Value Opportunities	1.40%	2.15%	2.15%	1.15%	N/A	N/A	N/A
Russia	3.35%	N/A	N/A	N/A	N/A	N/A	N/A
Emerging Markets Fixed Income	1.25%	2.00%	2.00%	1.00%	N/A	N/A	N/A
Global Bond	0.90%	1.65%	1.65%	0.61%	N/A	N/A	N/A
Diversified International	0.35%	1.10%	1.10%	0.10%	N/A	N/A	0.60%

(1)	Effective January 1, 2006, pursuant to a side agreement, ING Investments has lowered the expense limits for Emerging Countries through at least December 31, 2007. The expense limits for Emerging Countries are 2.10%, 2.85%, 2.85% and 2.10% for Class A, B, C and Q shares, respectively. If, after December 31, 2007, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.
(2)	Pursuant to a side agreement dated March 1, 2007, ING Investments has lowered the expense limits for Foreign through at least March 1, 2008. The expense limits for the Foreign are 1.70%, 2.45%, 2.45%, 1.35% and 1.60% for Class A, B, C, I and Q, respectively. If, after March 1, 2008, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it.
(3)	Pursuant to a side agreement dated March 1, 2007, ING Investments has lowered the expense limits for International Growth Opportunities through at least March 1, 2008. The expense limits for International Growth Opportunities are 1.95%, 2.70%, 2.70%, 1.60% and 1.85% for Class A, B, C, I and Q, respectively. If, after March 1, 2008, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it.

The Investment Adviser may at a later date recoup from a Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities for each Fund.

As of April 30, 2007, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

	April 30,

	2008	2009	2010	Total

Global Value Choice	$—	$16,658	$—	$16,658
Disciplined International SmallCap	—	—	7,458	7,458
Index Plus International Equity	—	51,540	21,296	72,836
International Capital Appreciation	—	51,475	52,116	103,591
International Real Estate	—	30,679	153,131	183,810
International Value Choice	9,658	69,356	—	79,014
International Value Opportunities	—	—	6,869	6,869
Emerging Markets Fixed Income	—	50,885	97,547	148,432
Global Bond	—	—	127,119	127,119
Diversified International	—	80,054	680,452	760,506

The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments or IMF provides written notice of the termination of the expense limitation agreement at least 30 days prior to the end of the then current term.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 10 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York (“BNY”) for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The following Funds utilized the line of credit during the six months ended April 30, 2007:

			Approximate
			Weighted
		Approximate	Average
		Average Daily	Interest Rate
	Days	Balance for	for Days
Fund	Utilized	Days Utilized	Utilized

Emerging Countries	3	$2,753,333	5.75%
Emerging Markets Fixed Income	8	2,300,000	5.74%
Foreign	1	6,440,000	5.77%
Global Natural Resources	32	687,719	5.74%
Global Real Estate	1	9,850,000	5.76%
Index Plus International Equity	16	2,426,563	5.74%
International Growth Opportunities	14	859,643	5.72%
International Value	2	9,775,000	5.79%

NOTE 11 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A		Class B

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

Global Equity Dividend (Number of Shares)
Shares sold	4,052,774	3,804,463	711,307	980,380
Dividends reinvested	323,364	163,319	124,541	68,137
Shares redeemed	(767,099)	(2,656,504)	(221,209)	(399,091)

Net increase in shares outstanding	3,609,039	1,311,278	614,639	649,426

Global Equity Dividend ($)
Shares sold	$64,520,366	$55,618,277	$11,290,307	$14,217,375
Dividends reinvested	5,087,118	2,341,599	1,952,815	973,435
Shares redeemed	(12,168,367)	(37,587,681)	(3,525,060)	(5,809,722)

Net increase	$57,439,117	$20,372,195	$9,718,062	$9,381,088

	Class C		Class O

	Six Months		November 15,
	Ended	Year Ended	2006(1) to
	April 30,	October 31,	April 30,
	2007	2006	2007

Global Equity Dividend (Number of Shares)
Shares sold	2,046,459	1,792,162	1,075,384
Dividends reinvested	192,909	96,575	10,506
Shares redeemed	(270,435)	(714,422)	(100,065)

Net increase in shares outstanding	1,968,933	1,174,315	985,825

Global Equity Dividend ($)
Shares sold	$32,398,890	$25,941,781	$17,183,260
Dividends reinvested	3,018,994	1,375,816	166,002
Shares redeemed	(4,279,146)	(10,300,752)	(1,593,517)

Net increase	$31,138,738	$17,016,845	$15,755,745

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class A

	Six Months
	Ended	Year Ended
	April 30,	October 31,
	2007	2006

Global Natural Resources (Number of Shares)
Shares sold	498,001	2,142,869
Dividends reinvested	570,030	18,990
Shares redeemed	(1,453,983)	(2,493,021)

Net decrease in shares outstanding	(385,952)	(331,162)

Global Natural Resources ($)
Shares sold	$5,249,736	$22,092,980
Dividends reinvested	6,190,526	161,561
Shares redeemed	(15,478,676)	(25,464,330)

Net decrease	$(4,038,414)	$(3,209,789)

	Class A		Class B

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

Global Real Estate (Number of Shares)
Shares sold	25,286,950	14,446,150	1,322,249	958,288
Dividends reinvested	1,082,495	599,957	86,158	63,626
Shares redeemed	(8,176,788)	(2,090,498)	(189,581)	(191,662)

Net increase in shares outstanding	18,192,657	12,955,609	1,218,826	830,252

Global Real Estate ($)
Shares sold	$607,638,728	$287,936,127	$27,261,646	$16,479,220
Dividends reinvested	25,499,893	10,752,914	1,741,613	973,780
Shares redeemed	(200,040,707)	(40,748,408)	(3,887,712)	(3,240,748)

Net increase	$433,097,914	$257,940,633	$25,115,547	$14,212,252

	Class C		Class I

	Six Months		Six Months	June 3,
	Ended	Year Ended	Ended	2005(1) to
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

Global Real Estate (Number of Shares)
Shares sold	7,540,809	4,044,423	423,830	503,082
Dividends reinvested	275,864	112,442	23,981	3,220
Shares redeemed	(543,455)	(512,505)	(37,225)	(99,415)

Net increase in shares outstanding	7,273,218	3,644,360	410,586	406,887

Global Real Estate ($)
Shares sold	$163,393,120	$72,912,712	$10,110,706	$9,644,455
Dividends reinvested	5,860,154	1,815,573	567,470	65,390
Shares redeemed	(11,694,130)	(8,989,662)	(893,419)	(1,901,796)

Net increase	$157,559,144	$65,738,623	$9,784,757	$7,808,049

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

Class O

November 15,
2006(1) to
April 30,
2007

Global Real Estate (Number of Shares)
Shares sold	1,500,488
Dividends reinvested	20,213
Shares redeemed	(209,152)

Net increase in shares outstanding	1,311,549

Global Real Estate ($)
Shares sold	$36,217,747
Dividends reinvested	482,070
Shares redeemed	(5,046,661)

Net increase	$31,653,156

	Class A		Class B

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

Global Value Choice (Number of Shares)
Shares sold	164,498	681,706	49,597	92,289
Dividends reinvested	—	9,174	—	—
Shares redeemed	(290,042)	(822,178)	(157,152)	(378,702)

Net decrease in shares outstanding	(125,544)	(131,298)	(107,555)	(286,413)

Global Value Choice ($)
Shares sold	$3,850,646	$13,807,227	$1,269,684	$2,050,988
Dividends reinvested	—	177,004	—	—
Shares redeemed	(6,843,761)	(16,601,505)	(3,983,204)	(8,338,011)

Net decrease	$(2,993,115)	$(2,617,274)	$(2,713,520)	$(6,287,023)

	Class C		Class I

	Six Months		Six Months	September 6,
	Ended	Year Ended	Ended	2006(1) to
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

Global Value Choice (Number of Shares)
Shares sold	87,535	133,353	157,676	139,822
Dividends reinvested	—	901	—	—
Shares redeemed	(134,458)	(390,058)	(19,142)	(1,325)

Net increase (decrease) in shares outstanding	(46,923)	(255,804)	138,534	138,497

Global Value Choice ($)
Shares sold	$1,975,736	$2,605,554	$3,689,841	$2,977,626
Dividends reinvested	—	16,685	—	—
Shares redeemed	(3,051,825)	(7,611,834)	(444,422)	(27,524)

Net increase (decrease)	$(1,076,089)	$(4,989,595)	$3,245,419	$2,950,102

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class Q

	Six Months
	Ended	Year Ended
	April 30,	October 31,
	2007	2006

Global Value Choice (Number of Shares)
Shares sold	6,371	58,539
Dividends reinvested	—	1,706
Shares redeemed	(18,938)	(158,326)

Net decrease in shares outstanding	(12,567)	(98,081)

Global Value Choice ($)
Shares sold	$179,865	$1,385,145
Dividends reinvested	—	38,450
Shares redeemed	(523,740)	(3,883,858)

Net decrease	$(343,875)	$(2,460,263)

	Class A	Class B	Class C	Class I

	December 20,	December 20,	December 20,	December 20,
	2006(1) to	2006(1) to	2006(1) to	2006(1) to
	April 30,	April 30,	April 30,	April 30,
	2007	2007	2007	2007

Disciplined International SmallCap (Number of Shares)
Shares sold	4,344	438	101	11,650,220
Shares redeemed	1	—	—	(565,371)

Net increase in shares outstanding	4,345	438	101	11,084,849

Disciplined International SmallCap ($)
Shares sold	$48,777	$4,523	$1,010	$130,710,963
Shares redeemed	13	—	—	(6,400,000)

Net increase	$48,790	$4,523	$1,010	$124,310,963

	Class A(2)		Class B

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

Emerging Countries (Number of Shares)
Shares sold	791,666	1,554,745	29,218	158,904
Shares converted	48,167	—	—	—
Dividends reinvested	49,397	17,399	2,139	—
Shares redeemed	(513,731)	(1,105,391)	(66,506)	(233,526)

Net increase (decrease) in shares outstanding	375,499	466,753	(35,149)	(74,622)

Emerging Countries ($)
Shares sold	$26,139,666	$42,544,352	$954,875	$4,284,432
Shares converted	1,570,432	—	—	—
Dividends reinvested	1,591,065	440,876	67,985	—
Shares redeemed	(16,825,161)	(30,177,710)	(2,129,059)	(6,263,528)

Net increase (decrease) outstanding	$12,476,002	$12,807,518	$(1,106,199)	$(1,979,096)

(1)	Commencement of operations.

(2)	Effective January 2, 2007, Class M Shareholders of ING Emerging Countries Fund were converted to Class A shares of the Fund.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class C		Class I

	Six Months		Six Months	December 21,
	Ended	Year Ended	Ended	2005(1) to
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

Emerging Countries (Number of Shares)
Shares sold	182,299	650,919	280,869	1,259,659
Dividends reinvested	6,705	2,002	13,851	—
Shares redeemed	(165,027)	(302,871)	(238,283)	(470,530)

Net increase in shares outstanding	23,977	350,050	56,437	789,129

Emerging Countries ($)
Shares sold	$5,656,446	$16,487,366	$9,282,091	$35,774,589
Dividends reinvested	201,560	47,440	446,558	—
Shares redeemed	(5,029,313)	(7,797,300)	(7,859,073)	(470,530)

Net increase	$828,693	$8,737,506	$1,869,576	$35,304,059

	Class M(2)		Class Q

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

Emerging Countries (Number of Shares)
Shares sold	49	2,691	211,243	203,459
Shares converted	(48,826)	—	—	—
Dividends reinvested	425	46	5,154	2,644
Shares redeemed	(1,853)	(4,694)	(160,032)	(298,675)

Net increase (decrease) in shares outstanding	(50,205)	(1,957)	56,365	(92,572)

Emerging Countries ($)
Shares sold	$1,496	$75,928	$7,216,709	$5,761,374
Shares converted	(1,570,432)	—	—	—
Dividends reinvested	13,499	1,146	171,687	69,164
Shares redeemed	(57,877)	(130,478)	(5,370,783)	(8,528,955)

Net increase (decrease)	$(1,613,314)	$(53,404)	$2,017,613	$(2,698,417)

	Class A		Class B

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

Foreign (Number of Shares)
Shares sold	2,520,944	5,804,035	205,964	859,893
Dividends reinvested	268,335	134,508	54,324	27,967
Shares redeemed	(1,308,633)	(2,401,362)	(185,986)	(359,114)

Net increase in shares outstanding	1,480,646	3,537,181	74,302	528,746

Foreign ($)
Shares sold	$49,812,796	$98,299,748	$3,955,635	$14,233,385
Dividends reinvested	5,170,819	2,082,190	1,019,661	425,093
Redemption fee proceeds	—	(40,561,430)	—	(6,018,453)
Shares redeemed	(25,723,426)	59,820,508	(3,550,397)	8,640,025

Net increase	$29,260,189	$119,641,016	$1,424,899	$17,280,050

(1)	Commencement of operations.

(2)	Effective January 2, 2007, Class M Shareholders of ING Emerging Countries Fund were converted to Class A shares of the Fund.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class C		Class I

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

Foreign (Number of Shares)
Shares sold	1,553,442	3,422,194	1,056,751	3,238,230
Dividends reinvested	201,179	93,622	121,586	1,630
Shares redeemed	(559,503)	(1,050,690)	(534,099)	(48,706)

Net increase in shares outstanding	1,195,118	2,465,126	644,238	3,191,154

Foreign ($)
Shares sold	$29,971,835	$56,926,173	$21,192,510	$56,439,802
Dividends reinvested	3,781,772	1,424,923	2,373,357	25,483
Redemption fee proceeds	—	(17,589,538)	—	(883,854)
Shares redeemed	(10,713,581)	40,761,558	(10,607,803)	55,581,431

Net increase	$23,040,026	$81,523,116	$12,958,064	$111,162,862

	Class Q

	Six Months
	Ended	Year Ended
	April 30,	October 31,
	2007	2006

Foreign (Number of Shares)
Dividends reinvested	2,264	1,680
Shares redeemed	(7,341)	(10,236)

Net decrease in shares outstanding	(5,077)	(8,556)

Foreign ($)
Shares sold	$12	$—
Dividends reinvested	43,762	26,071
Redemption fee proceeds	—	(174,891)
Shares redeemed	(151,500)	(148,820)

Net decrease	$(107,726)	$(297,640)

	Class A		Class B

	Six Months	December 21,	Six Months	January 6,
	Ended	2005(1) to	Ended	2006(1) to
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

Greater China (Number of Shares)
Shares sold	1,309,493	2,060,629	180,147	173,344
Dividends reinvested	4,251	—	626	—
Shares redeemed	(608,902)	(162,486)	(93,884)	(15,849)

Net increase in shares outstanding	704,842	1,898,143	86,889	157,495

Greater China ($)
Shares sold	$18,850,874	$22,315,810	$2,554,569	$2,005,078
Dividends reinvested	59,565	—	8,720	—
Shares redeemed	(8,701,820)	(1,889,215)	(1,339,702)	(183,820)

Net increase	$10,208,619	$20,426,595	$1,223,587	$1,821,258

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class C		Class I

	Six Months	January 11,	Six Months	May 8,
	Ended	2006(1) to	Ended	2006(1) to
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

Greater China (Number of Shares)
Shares sold	239,587	175,293	199	1,771
Dividends reinvested	357	—	9	—
Shares redeemed	(99,868)	(4,406)	(234)	—

Net increase (decrease) in shares outstanding	140,076	170,887	(26)	1,771

Greater China ($)
Shares sold	$3,460,311	$2,052,770	$2,812	$20,682
Dividends reinvested	4,978	—	125	—
Shares redeemed	(1,433,861)	(49,651)	(3,516)	—

Net increase (decrease)	$2,031,428	$2,003,119	$(579)	$20,682

	Class A		Class B

	Six Months	December 21,	Six Months	January 12,
	Ended	2005(1) to	Ended	2006(1) to
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

Index Plus International Equity (Number of Shares)
Shares sold	59,604	1,593,260	10,943	23,222
Dividends reinvested	1,979	—	632	—
Shares redeemed	(830,454)	(522,199)	(10)	(495)

Net increase (decrease) in shares outstanding	(768,871)	1,071,061	11,565	22,727

Index Plus International Equity ($)
Shares sold	$741,460	$16,004,839	$133,964	$250,885
Dividends reinvested	23,527	—	7,493	—
Shares redeemed	(10,212,335)	(5,896,965)	(123)	(5,729)

Net increase (decrease)	$(9,447,348)	$10,107,874	$141,334	$245,156

	Class C		Class I

	Six Months	January 12,	Six Months	December 21,
	Ended	2006(1) to	Ended	2005(1) to
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

Index Plus International Equity (Number of Shares)
Shares sold	21,546	47,884	2,196,289	6,879,841
Dividends reinvested	773	—	237,357	—
Shares redeemed	(12,623)	(1,878)	(1,795,964)	(162,917)

Net increase in shares outstanding	9,696	46,006	637,682	6,716,924

Index Plus International Equity ($)
Shares sold	$260,093	$512,540	$27,008,540	$74,436,693
Dividends reinvested	9,149	—	2,817,423	—
Shares redeemed	(150,097)	(21,900)	(22,106,889)	(1,770,309)

Net increase	$119,145	$490,640	$7,719,074	$72,666,384

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class A		Class B

	Six Months	December 21,	Six Months	January 9,
	Ended	2005(1) to	Ended	2006(1) to
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

International Capital Appreciation (Number of Shares)
Shares sold	137,057	635,018	7,388	6,175
Dividends reinvested	413	—	115	—
Shares redeemed	(201,123)	(312,161)	(2,369)	(378)

Net increase (decrease) in shares outstanding	(63,653)	322,857	5,134	5,797

International Capital Appreciation ($)
Shares sold	$1,600,653	$6,494,040	$87,623	$65,827
Dividends reinvested	4,867	—	1,344	—
Shares redeemed	(2,377,262)	(3,430,448)	(28,452)	(3,952)

Net increase (decrease)	$(771,742)	$3,063,592	$60,515	$61,875

	Class C		Class I

	Six Months	January 24,	Six Months	December 21,
	Ended	2006(1) to	Ended	2005(1) to
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

International Capital Appreciation (Number of Shares)
Shares sold	6,459	12,621	3,165,346	4,893,411
Dividends reinvested	123	—	128,072	—
Shares redeemed	(2,396)	(6,848)	(30,691)	(762,409)

Net increase in shares outstanding	4,186	5,773	3,262,727	4,131,002

International Capital Appreciation ($)
Shares sold	$76,199	$136,078	$38,011,646	$51,868,418
Dividends reinvested	1,448	—	1,509,974	—
Shares redeemed	(28,232)	(77,684)	(355,387)	(8,729,175)

Net increase	$49,415	$58,394	$39,166,233	$43,139,243

	Class A		Class B

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

International Growth Opportunities (Number of Shares)
Shares sold	420,068	1,130,290	54,252	222,011
Dividends reinvested	424,904	65,163	101,617	9,571
Shares redeemed	(845,409)	(1,417,023)	(182,956)	(454,724)

Net decrease in shares outstanding	(437)	(221,570)	(27,087)	(223,142)

International Growth Opportunities ($)
Shares sold	$5,504,428	$13,974,139	$678,487	$2,619,810
Dividends reinvested	5,354,882	754,581	1,234,642	107,204
Redemption fee proceeds	—	257	—	—
Shares redeemed	(11,050,444)	(17,628,847)	(2,301,564)	(5,368,489)

Net decrease	$(191,134)	$(2,899,870)	$(388,435)	$(2,641,475)

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class C		Class I

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

International Growth Opportunities (Number of Shares)
Shares sold	75,871	125,967	280,000	413,947
Dividends reinvested	65,339	5,646	110,577	41,301
Shares redeemed	(117,601)	(300,691)	(797,701)	(1,585,422)

Net increase (decrease) in shares outstanding	23,609	(169,078)	(407,124)	(1,130,174)

International Growth Opportunities ($)
Shares sold	$930,361	$1,518,241	$3,587,394	$5,055,453
Dividends reinvested	793,868	63,297	1,383,313	475,409
Shares redeemed	(1,484,925)	(3,586,904)	(10,211,335)	(18,368,063)

Net increase (decrease)	$239,304	$(2,005,366)	$(5,240,628)	$(12,837,201)

	Class Q

	Six Months
	Ended	Year Ended
	April 30,	October 31,
	2007	2006

International Growth Opportunities (Number of Shares)
Shares sold	418,232	1,426,062
Dividends reinvested	225,064	24,539
Shares redeemed	(406,373)	(716,043)

Net increase in shares outstanding	236,923	734,558

International Growth Opportunities ($)
Shares sold	$5,435,649	$17,444,379
Dividends reinvested	2,804,295	281,487
Shares redeemed	(5,182,353)	(8,750,007)

Net increase	$3,057,591	$8,975,859

	Class A		Class B

	Six Months	February 28,	Six Months	February 28,
	Ended	2006(1) to	Ended	2006(1) to
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

International Real Estate (Number of Shares)
Shares sold	10,460,011	4,696,588	480,179	142,380
Dividends reinvested	61,839	2,698	3,688	65
Shares redeemed	(1,095,418)	(415,752)	(6,311)	(1,115)

Net increase in shares outstanding	9,426,432	4,283,534	477,556	141,330

International Real Estate ($)
Shares sold	$138,100,277	$50,099,143	$6,268,345	$1,531,684
Dividends reinvested	797,915	28,565	46,947	667
Shares redeemed	(14,440,101)	(4,560,851)	(84,146)	(11,288)

Net increase	$124,458,091	$45,566,857	$6,231,146	$1,521,063

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class C		Class I

	Six Months	February 28,	Six Months	February 28,
	Ended	2006(1) to	Ended	2006(1) to
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

International Real Estate (Number of Shares)
Shares sold	4,360,155	1,486,965	1,422,017	2,253,191
Dividends reinvested	21,140	697	55,448	2,409
Shares redeemed	(198,698)	(14,206)	(36,216)	(336,086)

Net increase in shares outstanding	4,182,597	1,473,456	1,441,249	1,919,514

International Real Estate ($)
Shares sold	$57,092,306	$15,819,755	$18,247,814	$24,710,500
Dividends reinvested	268,991	7,117	713,213	26,281
Shares redeemed	(2,547,715)	(149,297)	(480,808)	(3,870,805)

Net increase	$54,813,582	$15,677,575	$18,480,219	$20,865,976

	Class A		Class B

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

International SmallCap (Number of Shares)
Shares sold	1,850,025	2,618,183	32,658	153,065
Dividends reinvested	20,929	28,203	—	1,067
Shares redeemed	(788,352)	(2,091,324)	(165,803)	(420,654)

Net increase (decrease) in shares outstanding	1,082,602	555,062	(133,145)	(266,522)

International SmallCap ($)
Shares sold	$101,971,900	$115,137,984	$1,825,756	$6,805,314
Dividends reinvested	1,059,446	1,143,069	—	44,742
Shares redeemed	(41,700,084)	(91,030,509)	(8,996,366)	(19,055,708)

Net increase (decrease)	$61,331,262	$25,250,544	$(7,170,610)	$(12,205,652)

	Class C		Class I

	Six Months		Six Months	December 21,
	Ended	Year Ended	Ended	2005(1) to
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

International SmallCap (Number of Shares)
Shares sold	167,073	305,463	1,836,382	3,311,088
Dividends reinvested	53	3,317	16,186	—
Shares redeemed	(130,186)	(305,228)	(112,959)	(413,715)

Net increase in shares outstanding	36,940	3,552	1,739,609	2,897,373

International SmallCap ($)
Shares sold	$8,775,089	$12,733,141	$100,291,149	$146,345,932
Dividends reinvested	2,524	127,269	819,983	—
Shares redeemed	(6,544,204)	(12,614,364)	(6,202,967)	(18,478,631)

Net increase	$2,233,409	$246,046	$94,908,165	$127,867,301

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class Q

	Six Months
	Ended	Year Ended
	April 30,	October 31,
	2007	2006

International SmallCap (Number of Shares)
Shares sold	304,611	618,175
Dividends reinvested	9,277	12,988
Shares redeemed	(196,216)	(434,452)

Net increase in shares outstanding	117,672	196,711

International SmallCap ($)
Shares sold	$18,599,772	$28,725,725
Dividends reinvested	504,137	564,597
Shares redeemed	(11,196,833)	(20,330,336)

Net increase	$7,907,076	$8,959,986

	Class A		Class B

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

International Value (Number of Shares)
Shares sold	10,404,589	17,704,351	398,295	723,662
Dividends reinvested	7,950,487	6,154,438	1,377,293	1,288,590
Shares redeemed	(11,890,900)	(25,674,523)	(2,604,553)	(7,398,801)

Net increase (decrease) in shares outstanding	6,464,176	(1,815,734)	(828,965)	(5,386,549)

International Value ($)
Shares sold	$219,834,019	$345,076,004	$8,108,227	$13,483,084
Dividends reinvested	162,571,673	110,779,870	27,711,130	22,846,698
Shares redeemed	(252,644,257)	(504,762,828)	(54,501,169)	(142,311,210)

Net increase (decrease)	$129,761,435	$(48,906,954)	$(18,681,812)	$(105,981,428)

	Class C		Class I

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

International Value (Number of Shares)
Shares sold	822,840	696,527	17,583,253	23,235,247
Dividends reinvested	2,721,822	2,160,993	6,124,030	4,027,145
Shares redeemed	(2,450,064)	(5,174,229)	(8,441,482)	(13,614,582)

Net increase (decrease) in shares outstanding	1,094,598	(2,316,709)	15,265,801	13,647,810

International Value ($)
Shares sold	$16,481,901	$12,393,004	$372,544,333	$456,863,861
Dividends reinvested	54,463,672	38,163,141	125,236,405	72,448,346
Shares redeemed	(51,109,051)	(98,746,989)	(181,687,114)	(268,395,382)

Net increase (decrease)	$19,836,522	$(48,190,844)	$316,093,624	$260,916,825

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

	Class Q

	Six Months
	Ended	Year Ended
	April 30,	October 31,
	2007	2006

International Value (Number of Shares)
Shares sold	963	22,383
Dividends reinvested	102,040	92,721
Shares redeemed	(62,978)	(415,890)

Net increase (decrease) in shares outstanding	40,025	(300,786)

International Value ($)
Shares sold	$20,000	$432,031
Dividends reinvested	2,089,785	1,670,826
Shares redeemed	(1,346,169)	(8,027,999)

Net increase (decrease)	$763,616	$(5,925,142)

	Class A		Class B

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

International Value Choice (Number of Shares)
Shares sold	133,517	1,260,518	27,505	204,077
Dividends reinvested	26,003	9,873	3,151	2,909
Shares redeemed	(228,744)	(394,876)	(40,019)	(50,448)

Net increase (decrease) in shares outstanding	(69,224)	875,515	(9,363)	156,538

International Value Choice ($)
Shares sold	$1,729,113	$14,712,291	$347,762	$2,359,933
Dividends reinvested	334,923	109,590	40,274	32,117
Shares redeemed	(2,983,386)	(4,737,083)	(507,335)	(590,545)

Net increase (decrease)	$(919,350)	$10,084,798	$(119,299)	$1,801,505

	Class C		Class I

	Six Months		Six Months	December 21,
	Ended	Year Ended	Ended	2005(1) to
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

International Value Choice (Number of Shares)
Shares sold	63,983	216,216	2,794,051	3,307,214
Dividends reinvested	4,177	3,130	76,908	—
Shares redeemed	(44,199)	(47,102)	(29,600)	(337,472)

Net increase in shares outstanding	23,961	172,244	2,841,359	2,969,742

International Value Choice ($)
Shares sold	$822,982	$2,519,790	$35,935,760	$39,229,047
Dividends reinvested	53,511	34,613	989,038	—
Shares redeemed	(570,617)	(550,017)	(373,153)	(4,156,509)

Net increase	$305,876	$2,004,386	$36,551,645	$35,072,538

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

	Class A	Class B	Class C	Class I

	February 28,	February 28,	February 28,	February 28,
	2007(1) to	2007(1) to	2007(1) to	2007(1) to
	April 30,	April 30,	April 30,	April 30,
	2007	2007	2007	2007

International Value Opportunities (Number of Shares)
Shares sold	1,000,540	103	103	103
Shares redeemed	(3)	(1)	(1)	(1)

Net increase in shares outstanding	1,000,537	102	102	102

International Value Opportunities ($)
Shares sold	$10,005,617	$1,030	$1,030	$1,030
Shares redeemed	(34)	(10)	(10)	(10)

Net increase	$10,005,583	$1,020	$1,020	$1,020

	Class A

	Six Months
	Ended	Year Ended
	April 30,	October 31,
	2007	2006

Russia (Number of Shares)
Shares sold	3,308,619	10,885,015
Dividends reinvested	613,998	—
Shares redeemed	(2,750,708)	(5,521,528)

Net increase in shares outstanding	1,171,909	5,363,487

Russia ($)
Shares sold	$204,350,598	$528,911,241
Dividends reinvested	37,399,004	—
Redemption fee proceeds	1,360,381	2,984,157
Shares redeemed	(168,642,328)	(268,475,876)

Net increase	$74,467,655	$263,419,522

	Class A		Class B

	Six Months	December 21,	Six Months	January 4,
	Ended	2005(1) to	Ended	2006(1) to
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

Emerging Markets Fixed Income (Number of Shares)
Shares sold	283,716	2,546,831	1,902	28,060
Dividends reinvested	5,627	1,763	687	356
Shares redeemed	(564,261)	(18,897)	(1,541)	34

Net increase (decrease) in shares outstanding	(274,918)	2,529,697	1,048	28,450

Emerging Markets Fixed Income ($)
Shares sold	$2,976,573	$25,848,505	$19,826	$284,262
Dividends reinvested	58,695	17,545	7,132	3,546
Shares redeemed	(5,989,794)	(190,292)	(16,088)	349

Net increase (decrease)	$(2,954,526)	$25,675,758	$10,870	$288,157

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class C		Class I

	Six Months	March 1,	Six Months	February 7
	Ended	2006(1) to	Ended(2)	2006(1) to
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

Emerging Markets Fixed Income (Number of Shares)
Shares sold	32,322	32,643	8,433,644	1,225
Dividends reinvested	1,065	792	—	51
Shares redeemed	(5,076)	—	—	(1,276)

Net increase in shares outstanding	28,311	33,435	8,433,644	—

Emerging Markets Fixed Income ($)
Shares sold	$337,366	$329,390	$89,312,255	$12,373
Dividends reinvested	11,070	7,863	—	513
Shares redeemed	(52,639)	—	—	(12,886)

Net increase	$295,797	$337,253	$89,312,255	$—

	Class A		Class B

	Six Months	June 30,	Six Months	June 30,
	Ended	2006(1) to	Ended	2006(1) to
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

Global Bond (Number of Shares)
Shares sold	70,179	2,515,893	15,003	2,713
Dividends reinvested	1,009	—	232	—
Shares redeemed	(22,279)	—	—	—

Net increase in shares outstanding	48,909	2,515,893	15,235	2,713

Global Bond ($)
Shares sold	$715,270	$25,161,326	$151,170	$27,335
Dividends reinvested	10,222	—	2,353	—
Shares redeemed	(226,824)	—	—	—

Net increase	$498,668	$25,161,326	$153,523	$27,335

	Class C		Class I

	Six Months	June 30,	Six Months	June 30,
	Ended	2006(1) to	Ended	2006(1) to
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

Global Bond (Number of Shares)
Shares sold	11,346	3,467	—	101
Dividends reinvested	67	—	—	—
Shares redeemed	(2,958)	—	—	—

Net increase in shares outstanding	8,455	3,467	—	101

Global Bond ($)
Shares sold	$115,621	$35,076	$—	$1,010
Dividends reinvested	678	—	—	—
Shares redeemed	(30,390)	—	—	—

Net increase	$85,909	$35,076	$—	$1,010

(1)	Commencement of operations.

(2)	Class I fully redeemed on August 25, 2006 and recommenced operations on December 20, 2006.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

	Class A		Class B

	Six Months	December 21,	Six Months	December 21,
	Ended	2005(1) to	Ended	2005(1) to
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

Diversified International (Number of Shares)
Shares sold	6,409,083	15,920,455	584,656	2,066,270
Dividends reinvested	58,638	—	1,114	—
Shares redeemed	(1,752,901)	(1,271,043)	(99,755)	(70,627)

Net increase in shares outstanding	4,714,820	14,649,412	486,015	1,995,643

Diversified International ($)
Shares sold	$80,675,602	$173,676,549	$7,327,537	$22,435,250
Dividends reinvested	727,447	—	13,771	—
Shares redeemed	(22,044,785)	(13,776,784)	(1,239,163)	(779,687)

Net increase	$59,358,264	$159,899,765	$6,102,145	$21,655,563

	Class C		Class I

	Six Months	December 21,	Six Months	December 21,
	Ended	2005(1) to	Ended	2005(1) to
	April 30,	October 31,	April 30,	October 31,
	2007	2006	2007	2006

Diversified International (Number of Shares)
Shares sold	2,995,240	6,338,569	336	486
Dividends reinvested	4,093	—	4	—
Shares redeemed	(593,188)	(287,804)	—	(100)

Net increase in shares outstanding	2,406,145	6,050,765	340	386

Diversified International ($)
Shares sold	$37,595,141	$68,740,074	$3,948	$5,534
Dividends reinvested	50,585	—	55	—
Shares redeemed	(7,397,890)	(3,120,028)	(103)	(1,163)

Net increase	$30,247,836	$65,620,046	$3,900	$4,371

Class R

December 12,
2006(1) to
April 30,
2007

Diversified International (Number of Shares)
Shares sold	39,527
Dividends reinvested	38
Shares redeemed	(6,472)

Net increase in shares outstanding	33,093

Diversified International ($)
Shares sold	$498,125
Dividends reinvested	472
Shares redeemed	(86,351)

Net increase	$412,246

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 12 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds’ Board, the following securities have been deemed to be illiquid. The Funds currently limit investments in illiquid securities to 15% of a Fund’s net assets, at market value, at time of purchase.

			Initial			Percent
			Acquisition			of Net
Fund	Security	Shares	Date	Cost	Value	Assets

Global Natural Resources	Triangle Petroleum Corp.	26,300	02/26/07	$52,600	$58,386	0.0%
	Cano Petroleum, Inc.	241,171	10/09/06	1,131,756	1,278,206	1.0%
	PetroHawk Energy Corp.	42,344	10/09/06	447,027	611,871	0.5%

				$1,631,383	$1,948,463	1.5%

Foreign	Centrenergo ADR	1,530	12/17/03	$3,623	$50,216	0.0%
	Open Investments	1,306	04/26/07	385,270	368,292	0.1%
	Polyus Gold Co. ZAO	5,126	06/02/06	259,789	231,950	0.0%
	Ukrnafta Oil Co. ADR	87	12/28/04	10,005	39,416	0.0%
	Wumart Stores, Inc.	337,572	09/02/04	144,487	237,350	0.0%

				$803,174	$927,224	0.1%

International SmallCap	JM AB	262,800	08/23/05	$3,756,665	$9,037,265	1.0%
	Generale de Sante	9,479	01/18/07	369,864	420,404	0.0%
	NETeller PLC	56,010	09/28/05	777,084	128,802	0.0%

				$4,903,613	$9,586,471	1.0%

Russia	Baskets — Russian Exchange	500	07/29/05	$6,236,000	$10,800,000	1.2%

NOTE 13 — CONCENTRATION OF RISKS

Foreign Securities (All Funds). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Funds and Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds and Underlying Funds. Foreign investments may also subject the Funds and Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Funds’ and Underlying Funds’ investments.

Emerging Markets Investments (All Funds except Index Plus International Equity). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

Industry Concentration (Global Natural Resources, Global Real Estate and International Real Estate). As a result of the Funds’ and Underlying Funds’ concentrating their assets in securities related to a particular industry, each Fund or Underlying Fund may be subject to greater market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

Geographic Concentration (Greater China and Russia). As a result of the Funds’ concentrating their assets in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally. If securities in the region that each Fund is concentrated fall out of favor, it may cause a Fund to underperform in relation to funds that focus on other types of stocks.

Non-Diversified (Global Natural Resources, Global Real Estate, Disciplined International SmallCap, Greater China, International Real Estate, Russia, Emerging Markets Fixed Income and Global Bond). The Funds and Underlying Funds are each classified as non-diversified investment companies under the 1940 Act, which means that each Fund or Underlying Fund is not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Fund or Underlying Fund. The investment of a large percentage of a Funds’ or Underlying Fund’s assets in the securities of a small number of issuers may cause the Funds’ share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, a Fund or Underlying Fund may actually maintain a portfolio

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 13 — CONCENTRATION OF RISKS (continued)

that is diversified with a large number of issuers. In such an event, a Fund or Underlying Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Restricted and Illiquid Securities (Greater China and Emerging Markets Fixed Income). If a security is illiquid, a Fund may not be able to sell the security at a time when the Investment Adviser or a Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Rule 144A Securities (Global Value Choice, Greater China and International Value Choice). Rule 144A securities are securities that are not registered, but which are bought and sold solely by institutional investors. The Fund generally considers Rule 144A securities to be “liquid” although the market for such securities typically is less active than public securities markets and may lead to less ability to sell these securities.

NOTE 14 — SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security, however there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At April 30, 2007, the following Funds had securities on loan with the following market values:

	Value of
	Securities	Value of
Fund	Loaned	Collateral

Global Equity Dividend	$25,013,265	$25,983,246
Global Real Estate	59,043,606	61,472,070
Global Value Choice	26,407,843	27,565,174
Emerging Countries	37,309,738	39,762,331
Foreign	9,611,526	10,086,919
International Growth Opportunities	1,769,700	1,854,088
International Value	219,761,219	235,612,249
Russia	101,144,244	102,746,288

NOTE 15 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES (continued)

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended April 30, 2007		Year Ended October 31, 2006

	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains

Global Equity Dividend	$11,972,488	$3,818,557	$7,159,143	$828,141
Global Natural Resources	2,937,873	3,999,909	180,375	—
Global Real Estate(1)	35,901,634	8,533,607	14,209,504	4,790,208
Global Value Choice	—	—	397,470	—
Emerging Countries	2,943,119	—	671,817	—
Foreign	5,017,181	12,877,280	—	6,096,805
Greater China	143,129	—	—	—
Index Plus International Equity	3,219,136	—	—	—
International Capital Appreciation	1,644,836	—	—	—
International Growth Opportunities	3,156,567	9,769,639	1,814,101	—
International Real Estate	3,078,966	—	176,469	—
International SmallCap	3,451,505	—	2,373,750	—
International Value	122,228,627	402,826,028	49,299,049	295,092,915
International Value Choice	1,154,810	379,371	269,623	—
Russia	—	43,574,710	—	—
Emerging Markets Fixed Income	990,949	—	601,241	—
Global Bond	939,890	8,117	154,991	—
Diversified International	1,063,276	—	—	—

(1)	Composition of dividends and distributions presented herein is based on the Fund’s tax year-end of December 31.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2006 were:

				Post-October
	Undistributed	Undistributed	Unrealized	Currency
	Ordinary	Long Term	Appreciation/	Losses	Capital Loss	Expiration
	Income	Capital Gains	Depreciation	Deferred	Carryforwards	Dates

Global Equity Dividend	$9,076,395	$3,813,556	$23,645,122	$—	$—	—
Global Natural Resources	2,905,734	3,999,425	9,657,483	—	—	—
Global Real Estate(1)	550,631	302,897	103,992,810	(81,995)	—	—
Global Value Choice	—	—	8,215,415	—	$(87,543,966)	2009
					(81,779,077)	2010
					(6,183,953)	2011

					$(175,506,996)

Emerging Countries	$2,922,994	$—	$17,887,431	$—	$(177,555)	2007
					(6,643,620)	2008
					(16,457,274)	2009
					(18,266,429)	2010

					$(41,544,878)*

Foreign	5,015,491	12,874,403	92,175,663	—	—	—
Greater China	138,040	—	3,442,724	—	—	—
Index Plus International Equity	3,147,511	—	5,249,091	—	—	—
International Capital Appreciation	1,639,181	—	3,052,504	—	—	—
International Growth Opportunities	3,140,604	9,768,824	13,093,588	—	$(756,192)	2007
					(3,061,891)	2008

					$(3,818,083)*

International Real Estate	2,395,596	—	4,868,033	—	$(26,312)	2014
International SmallCap	3,446,225	—	71,319,803	—	$(712,769)	2010
International Value	119,317,732	402,816,251	1,106,906,005	—	—	—
International Value Choice	1,070,581	379,357	3,372,054	—	—	—
Russia	—	43,574,849	270,694,361	—	—	—
Emerging Markets Fixed Income	186,408	—	278,900	—	—	—
Global Bond	462,599	8,000	208,853	—	—	—
Diversified International	—	—	17,236,137	—	$(701,461)	2014

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

(1)	As of the Fund’s tax year ended December 31, 2005.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the U.S. Securities and Exchange Commission (the “SEC”) has indicated that they would not object if a fund implements FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. For October year-end funds, this would be no later than their April 30, 2008 NAV and the effects of FIN 48 would be reflected in the funds’ semi-annual financial statements contained in their Form N-CSR filing. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Funds has assessed the impact of adopting FIN 48 and currently does not believe that there will be a material impact to the Funds.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of April 30, 2007, management of the Funds is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTE 17 — SUBSEQUENT EVENTS

Dividends. Subsequent to April 30, 2007, the following Funds declared dividends and distributions from net investment income:

	Per Share	Payable	Record
	Amount	Date	Date

Emerging Markets Fixed Income
Class A	$0.0600	May 3, 2007	April 30, 2007
Class B	$0.0545	May 3, 2007	April 30, 2007
Class C	$0.0544	May 3, 2007	April 30, 2007
Class I	$0.0606	May 3, 2007	April 30, 2007
Class A	$0.0600	June 4, 2007	May 31, 2007
Class B	$0.0531	June 4, 2007	May 31, 2007
Class C	$0.0536	June 4, 2007	May 31, 2007
Class I	$0.0607	June 4, 2007	May 31, 2007

NOTE 18 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments reported to the Boards of Directors/ Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 18 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, IFD, the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, ING Investments reported to the Boards that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•	Aeltus Investment Management, Inc. (a predecessor entity to ING IM) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•	ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•	In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/ A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ILIAC, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the SEC on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/ A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 18 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•	The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•	ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•	ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the “NH Bureau”) concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of ING Investments entered into an assurance of discontinuance with the NYAG (the “NYAG Agreement”) regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust (“NYSUT”) and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of ING Investments, without admitting or denying the NYAG’s findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG’s office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the “One-Page Disclosure”). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of ING Investments entered into a consent agreement with the NH Bureau (the “NH Agreement”) to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of ING Investments, without admitting or denying the NH Bureau’s claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 18 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND
AS OF APRIL 30, 2007 (UNAUDITED)

Shares			Value

COMMON STOCK: 91.6%
		Australia: 6.5%
141,610		Australia & New Zealand Banking Group Ltd.	$3,577,964
243,592		Coca-Cola Amatil Ltd.	1,913,825
648,000		Foster’s Group Ltd.	3,420,999
115,175		Publishing & Broadcasting Ltd.	1,949,815
219,372		Stockland	1,562,021
149,342		Suncorp-Metway Ltd.	2,643,640
121,831		TABCORP Holdings Ltd.	1,825,667
112,575		Wesfarmers Ltd.	3,645,650
171,537		Westfield Group	2,970,057

			23,509,638

		Belgium: 2.4%
80,000		Belgacom SA	3,516,129
40,000		Elia System Operator SA	1,685,083
79,000		Fortis	3,550,158

			8,751,370

		Brazil: 2.6%
42,164	L	Cia Siderurgica Nacional SA ADR	1,813,474
39,900		Petroleo Brasileiro SA ADR	3,559,878
239,000	L	Tele Norte Leste Participacoes SA ADR	3,912,430

			9,285,782

		Canada: 5.7%
187,000		BCE, Inc.	6,299,603
7,854	@,#,X	Bell Aliant Regional Communications Income Fund	221,718
62,051		Bell Aliant Regional Communications Income Fund	1,751,561
40,541		Enerplus Resources Fund	1,763,534
76,955		Fording Canadian Coal Trust	1,849,998
186,546		Precision Drilling Trust	4,467,423
121,000		TransCanada Corp.	4,313,875

			20,667,712

		China: 1.0%
3,134,000		PetroChina Co., Ltd.	3,519,284

			3,519,284

		Denmark: 0.9%
73,600		Danske Bank A/ S	3,436,986

			3,436,986

		France: 4.2%
32,000		BNP Paribas	3,712,335
128,000		France Telecom SA	3,742,999
20,000		Societe Generale	4,238,475
88,000		Vivendi	3,629,936

			15,323,745

		Germany: 1.0%
200,000		Deutsche Telekom AG	3,660,955

			3,660,955

		Greece: 1.0%
91,620		OPAP SA	3,466,765

			3,466,765

		Hong Kong: 0.9%
463,000		Citic Pacific Ltd.	1,735,773
229,668		CLP Holdings Ltd.	1,677,557

			3,413,330

		Hungary: 1.0%
124,000	L	Magyar Telekom Telecommunications PLC ADR	3,565,000

			3,565,000

		Ireland: 1.0%
116,000		Allied Irish Banks PLC	3,502,647

			3,502,647

		Israel: 0.6%
435,000		Bank Hapoalim BM	2,269,478

			2,269,478

		Italy: 7.8%
372,660		Enel S.p.A.	4,235,076
165,000		ENI S.p.A.	5,472,016
465,000		Intesa Sanpaolo S.p.A.	3,896,256
318,000		Mediaset S.p.A.	3,595,963
540,000		Snam Rete Gas S.p.A.	3,449,159
1,493,390		Telecom Italia S.p.A.	3,648,299
373,000		UniCredito Italiano S.p.A.	3,832,319

			28,129,088

		Netherlands: 2.4%
73,962		ABN Amro Holding NV	3,588,552
9,965		Rodamco Europe NV	1,467,531
102,000		Royal Dutch Shell PLC	3,542,296
1,000		Royal Dutch Shell PLC — Class A	34,735

			8,633,114

		New Zealand: 0.5%
502,788		Telecom Corp. of New Zealand Ltd.	1,792,893

			1,792,893

		Norway: 1.0%
244,000		DNB NOR ASA	3,481,153

			3,481,153

		Poland: 0.9%
402,000		Telekomunikacja Polska SA	3,219,613

			3,219,613

		Singapore: 1.0%
251,000		United Overseas Bank Ltd.	3,508,839

			3,508,839

		South Africa: 1.0%
188,576		Edgars Consolidated Stores Ltd.	1,217,083
97,000		Telkom SA Ltd.	2,368,562

			3,585,645

		South Korea: 1.1%
81,286		KT Corp. ADR	1,841,941
29,151		S-Oil Corp.	2,242,158

			4,084,099

		Sweden: 1.0%
68,500		Svenska Cellulosa AB	3,523,012

			3,523,012

		Taiwan: 0.5%
183,093		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,929,800

			1,929,800

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND
AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Thailand: 0.7%
587,900		Advanced Info Service PCL	$1,268,451
174,200		Siam Cement PCL	1,185,301

			2,453,752

		United Kingdom: 14.8%
230,000		Aviva PLC	3,608,431
233,000		Barclays PLC	3,363,754
289,928		BBA Aviation PLC	1,630,174
331,000		BP PLC	3,713,361
117,000		British American Tobacco PLC	3,621,212
169,000		Diageo PLC	3,562,505
1,115,000		DSG International PLC	3,569,295
129,300		GlaxoSmithKline PLC	3,729,433
96,430		HSBC Holdings PLC	1,779,235
1,136,000		Legal & General Group PLC	3,483,800
307,000		Lloyds TSB Group PLC	3,545,030
98,290		Provident Financial PLC	1,511,787
142,000		Royal Bank of Scotland Group PLC	5,437,004
307,782		Scottish & Newcastle PLC	3,776,908
118,000		Severn Trent PLC	3,490,128
294,100		Tate & Lyle PLC	3,646,843

			53,468,900

		United States: 30.1%
39,000		AGL Resources, Inc.	1,698,060
76,000		Altria Group, Inc.	5,237,920
70,400		Ameren Corp.	3,700,928
62,102	L	American Capital Strategies Ltd.	3,023,125
55,883	L	Arthur J Gallagher & Co.	1,562,489
84,000		AT&T, Inc.	3,252,480
110,000		Bank of America Corp.	5,599,000
123,000		Bristol-Myers Squibb Co.	3,549,780
103,000		Citigroup, Inc.	5,522,860
224,000		Citizens Communications Co.	3,487,680
65,695		Consolidated Edison, Inc.	3,367,526
17,382	L	Developers Diversified Realty Corp.	1,131,568
78,800		Dow Chemical Co.	3,515,268
80,423		Duke Energy Corp.	1,650,280
25,450		Duke Realty Corp.	1,097,150
67,000		Energy East Corp.	1,622,740
42,000		Fifth Third Bancorp	1,704,780
87,000	L	First Horizon National Corp.	3,411,270
24,825		Hospitality Properties Trust	1,130,282
22,632		iStar Financial, Inc.	1,084,525
96,000		Keycorp	3,425,280
38,000		Kinder Morgan Energy Partners LP	2,107,100
30,000		Kinder Morgan, Inc.	3,196,800
38,753		Kraft Foods, Inc.	1,297,063
22,749		Liberty Property Trust	1,100,824
76,700		Merck & Co., Inc.	3,945,448
142,500		NiSource, Inc.	3,504,075
140,400		Pfizer, Inc.	3,714,984
40,500	L	Rayonier, Inc.	1,756,485
56,500	L	Reynolds American, Inc.	3,630,690
91,000		Southern Co.	3,438,890
68,781		Spectra Energy Corp.	1,795,184
64,000		Thornburg Mortgage, Inc.	1,779,200
103,700		US Bancorp	3,562,095
89,941	L	UST, Inc.	5,097,856
67,000	L	Wachovia Corp.	3,721,180
127,400		Washington Mutual, Inc.	5,348,252

			108,771,117

		Total Common Stock (Cost $286,637,356 )	330,953,717

EQUITY-LINKED SECURITIES: 0.9%
		Taiwan: 0.9%
941,596	X	Formosa Chemicals & Fibre Corp. (Counterparty: Merrill)	1,751,369
1,075,935	X	Lite-On Technology Corp. (Counterparty: Citigroup)	1,334,159

		Total Equity-Linked Securities (Cost $2,888,718 )	3,085,528

WARRANTS: 1.1%
		Luxembourg: 0.5%
370,000	X	Novatek Microelectronics Corp., Ltd. (Counterparty: Merrill)	1,831,500

			1,831,500

		Taiwan: 0.6%
320,000	X	Lite-On Technology Corp. (Counterparty: Citigroup)	396,800
2,799,000	X	Mega Financial Holding Co., Ltd. (Counterparty: Morgan Stanley)	1,791,360

			2,188,160

		Total Warrants (Cost $4,103,414)	4,019,660

		Total Long-Term Investments (Cost $293,629,488)	338,058,905

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 7.2%
	Securities Lending CollateralCC: 7.2%
$25,983,246	The Bank of New York Institutional Cash Reserves Fund	$25,983,246

	Total Short-Term Investments (Cost $25,983,246)	25,983,246

Total Investments in Securities (Cost $319,612,734)*	100.8%	$364,042,151
Other Assets and Liabilities-Net	(0.8)	(2,918,346)

Net Assets	100.0%	$361,123,805

@	Non-income producing security
ADR	American Depositary Receipt
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2007.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
*	Cost for federal income tax purposes is $320,600,232.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$45,559,036
Gross Unrealized Depreciation	(2,117,117)

Net Unrealized Appreciation	$43,441,919

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND
AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

Percentage of
Industry	Net Assets

Aerospace/ Defense	0.4%
Agriculture	4.9
Banks	22.4
Beverages	3.5
Building Materials	0.3
Chemicals	1.5
Coal	0.5
Computers	0.5
Diversified Financial Services	2.9
Electric	5.9
Entertainment	1.5
Food	1.4
Forest Products & Paper	1.0
Gas	2.4
Holding Companies — Diversified	0.5
Insurance	2.4
Investment Companies	0.8
Iron/ Steel	0.5
Media	2.5
Miscellaneous Manufacturing	1.0
Oil & Gas	7.8
Pharmaceuticals	4.1
Pipelines	3.2
Real Estate	1.3
Real Estate Investment Trusts	2.4
Retail	1.3
Savings & Loans	1.5
Semiconductors	1.0
Telecommunications	13.2
Water	1.0
Short-Term Investments	7.2
Other Assets and Liabilities — Net	(0.8)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL NATURAL RESOURCES FUND
AS OF APRIL 30, 2007 (UNAUDITED)

Shares			Value

COMMON STOCK: 100.1%
		Australia: 2.2%
738,300	@	Boart Longyear Group	$1,183,468
24,150	@	InterOil Corp.	685,377
121,400	@	Paladin Resources Ltd.	951,599

			2,820,444

		Bermuda: 0.3%
86,100	@	Energy XXI Acquisition Corp. Bermuda Ltd.	411,558

			411,558

		Brazil: 2.9%
24,400		Cia Vale do Rio Doce ADR	990,884
106,800		Petroleo Brasileiro SA	2,726,395

			3,717,279

		Canada: 11.5%
7,450		Aber Diamond Corp.	269,988
15,000		Agnico-Eagle Mines Ltd.	529,200
17,000		Alcan, Inc.	1,000,790
25,400	@	Banro Corp.	250,190
30,500		Cameco Corp.	1,420,714
220,250	@	Eldorado Gold Corp.	1,275,978
126,500	@	European Goldfields Limited	632,557
17,600		First Quantum Minerals Ltd.	1,215,144
54,249		GoldCorp, Inc.	1,320,421
54,800	@	Great Basin Gold Ltd.	125,410
49,100	@	Kinross Gold Corp.	654,503
101,400	@	MAG Silver Corp.	826,804
45,400	@	Major Drilling Group International	1,429,615
9,300	@	Novagold Resources, Inc.	132,060
195,900	@	Shore Gold, Inc.	972,528
293,709	@	Solid Resources Ltd.	264,627
23,954	@	SXR Uranium One, Inc.	359,342
18,100		Teck Cominco Ltd.	1,376,143
26,300	@,I	Triangle Petroleum Corp.	58,386
36,000		Yamana Gold, Inc.	502,920

			14,617,320

		France: 1.5%
26,400		Total SA ADR	1,945,416

			1,945,416

		Jersey: 0.5%
24,700		Randgold Resources Ltd. ADR	591,565

			591,565

		Netherlands: 2.6%
12,000		Arcelor Mittal	641,040
37,247		Royal Dutch Shell PLC ADR	2,583,079

			3,224,119

		Papua New Guinea: 1.0%
510,200	@	Lihir Gold Ltd.	1,257,628

			1,257,628

		Russia: 0.5%
49,600	@,#	Polymetal GDR	337,280
8,500	@,#	TMK OAO GDR	309,400

			646,680

		South Africa: 0.5%
16,200		Gold Fields Ltd.	289,693
1,261,400	@	Merafe Resources Ltd.	289,032

			578,725

		United Kingdom: 1.0%
5,200		Rio Tinto PLC ADR	1,268,800

			1,268,800

		United States: 75.6%
76,775	@	Allis-Chalmers Energy, Inc.	1,485,596
59,000	@	American Oil & Gas, Inc.	274,350
43,300		Arch Coal, Inc.	1,561,831
87,400		Cabot Oil & Gas Corp.	3,183,108
11,300	@	Cameron International Corp.	729,641
241,171	@,I	Cano Petroleum, Inc.	1,278,206
49,400		Chevron Corp.	3,842,826
11,100		Cleveland-Cliffs, Inc.	769,119
128,100		ConocoPhillips	8,883,733
32,735	@	Delta Petroleum Corp.	710,022
15,700	@	Denbury Resources, Inc.	519,513
19,100		ENSCO International, Inc.	1,076,858
15,700		EOG Resources, Inc.	1,153,008
42,500	@	Evergreen Energy, Inc.	256,275
103,832	@	EXCO Resources, Inc.	1,743,339
124,100	S	ExxonMobil Corp.	9,851,058
34,300		Freeport-McMoRan Copper & Gold, Inc.	2,303,588
6,912	@	GeoMet, Inc.	64,005
12,300		GlobalSantaFe Corp.	786,339
9,617	@	Goodrich Petroleum Corp.	337,845
22,000	@	Grant Prideco, Inc.	1,133,880
89,100	@	Hecla Mining Co.	784,971
34,165	@	Hercules Offshore, Inc.	1,073,806
68,900		Hess Corp.	3,910,075
61,500	@	Key Energy Services, Inc.	1,146,975
175,605	@	Kodiak Oil & Gas Corp.	1,088,751
24,400		Marathon Oil Corp.	2,477,820
23,800	@	McDermott International, Inc.	1,277,108
23,675	@	Meridian Gold, Inc.	597,794
23,110	@	Mirant Corp.	1,036,946
11,040		MV Oil Trust	254,582
72,900	@	Newfield Exploration Co.	3,189,375
10,200		Nucor Corp.	647,292
91,000		Occidental Petroleum Corp.	4,613,700
89,991	@	Parallel Petroleum Corp.	2,079,692
114,774	@	Particle Drilling Technologies, Inc.	433,846
24,600		Peabody Energy Corp.	1,180,308
42,344	@,I	PetroHawk Energy Corp.	611,871
71,754	@	Petroquest Energy, Inc.	819,431
67,700	@	Plains Exploration & Production Co.	3,181,223
31,526	@	Quicksilver Resources, Inc.	1,319,678
9,200		Royal Gold, Inc.	269,836
87,200		Schlumberger Ltd.	6,437,976
60,300	@	Southwestern Energy Co.	2,532,600
17,300		Sunoco, Inc.	1,306,669
10,500	@	Superior Energy Services	381,465
13,600	@	Targa Resources Partners LP	435,472
17,375	@	Todco	789,868
3,800	@	Transocean, Inc.	327,560
14,700	@	Unit Corp.	840,105
6,000		United States Steel Corp.	609,240
55,200		Valero Energy Corp.	3,876,696
21,100	@	Weatherford International Ltd.	1,107,539
57,700		XTO Energy, Inc.	3,131,379

			95,715,789

		Total Common Stock (Cost $107,910,460)	126,795,323

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL NATURAL RESOURCES FUND
AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

WARRANTS: 0.0%
		Canada: 0.0%
27,400	@	Great Basin Gold Ltd.	$11,603

		Total Warrants (Cost $9,091)	11,603

Total Investments in Securities (Cost $107,919,551)*	100.1%	$126,806,926
Other Assets and Liabilities-Net	(0.1)	(174,467)

Net Assets	100.0%	$126,632,459

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
I	Illiquid security
*	Cost for federal income tax purposes is $108,093,770.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$19,434,244
Gross Unrealized Depreciation	(721,088)

Net Unrealized Appreciation	$18,713,156

Percentage of
Industry	Net Assets

Coal	2.2%
Electric	0.8
Energy — Alternate Sources	0.2
Engineering & Construction	1.9
Investment Companies	0.3
Iron/ Steel	2.1
Metal Fabricate/ Hardware	0.3
Mining	19.3
Oil & Gas	61.6
Oil & Gas Services	11.0
Pipelines	0.4
Other Assets and Liabilities — Net	(0.1)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL REAL ESTATE FUND
AS OF APRIL 30, 2007 (UNAUDITED)

Shares			Value

COMMON STOCK: 95.8%
		Australia: 10.6%
850,699		Centro Properties Group	$6,582,498
1,687,400		DB Rreef Trust	2,511,782
5,579,500		GPT Group	22,852,048
582,900		Investa Property Group	1,286,982
3,588,600		Macquarie CountryWide Trust	6,347,192
3,512,400		Macquarie Goodman Group	20,600,992
1,133,000		Mirvac Group	4,919,485
2,436,100		Stockland	17,346,059
3,682,600		Valad Property Group	6,851,379
2,968,978		Westfield Group	51,406,027

			140,704,444

		Austria: 0.9%
569,700	@	Conwert Immobilien Invest AG	12,569,822

			12,569,822

		Canada: 1.8%
157,000		Calloway Real Estate Investment Trust	3,889,990
244,500		Dundee Real Estate Investment Trust	8,833,634
480,600		RioCan Real Estate Investment Trust	11,128,408

			23,852,032

		China: 0.5%
2,713,200		Guangzhou R&F Properties Co., Ltd.	6,498,334

			6,498,334

		Finland: 1.5%
1,048,400		Citycon OYI	8,363,522
706,640		Sponda OYJ	11,966,078

			20,329,600

		France: 2.9%
86,800		Klepierre	16,738,393
43,600		Societe de la Tour Eiffel	7,398,605
50,300		Unibail	13,942,563

			38,079,561

		Germany: 0.7%
42,055		Deutsche Wohnen AG	2,456,504
125,255		DIC Asset AG	5,032,344
53,100		IVG Immobilien AG	2,388,308

			9,877,156

		Guernsey: 0.4%
1,266,400	**	ING UK Real Estate Income Trust Ltd.	2,943,858
32,800		Mapeley Ltd.	2,427,456

			5,371,314

		Hong Kong: 8.3%
7,657,300		Agile Property Holdings Ltd.	8,021,925
1,963,950	@	Champion Real Estate Investment Trust	1,124,697
985,700		Cheung Kong Holdings Ltd.	12,769,952
2,051,500		Hang Lung Properties Ltd.	7,859,861
3,375,300		Hang Lung Properties Ltd.	9,998,766
4,021,400		Hongkong Land Holdings Ltd.	18,714,618
2,331,000		Kerry Properties Ltd.	11,646,780
2,678,700		Link Real Estate Investment Trust	6,090,402
3,032,700	@	Shui On Land Ltd.	2,597,986
2,760,000		Sun Hung Kai Properties Ltd.	32,246,961

			111,071,948

		Isle Of Man: 0.1%
135,300	@	Hirco PLC	1,068,699

			1,068,699

		Italy: 0.5%
3,732,600		Beni Stabili S.p.A.	6,324,699

			6,324,699

		Japan: 14.6%
790		Japan Logistics Fund, Inc.	7,968,720
784		Japan Retail Fund Investment Corp.	7,891,403
526		Kenedix Realty Investment Corp.	3,946,657
1,958,600		Mitsubishi Estate Co., Ltd.	60,723,473
2,061,600		Mitsui Fudosan Co., Ltd.	60,177,257
866		New City Residence Investment Corp.	4,914,179
508		Nippon Accommodations Fund, Inc.	3,956,815
909		Nippon Building Fund, Inc.	14,693,287
428	@,L	Nomura Real Estate Residential Fund, Inc.	3,359,953
715,700		Sumitomo Realty & Development Co., Ltd.	26,417,232

			194,048,976

		Netherlands: 1.2%
1,085		Eurocommercial Properties NV	62,722
63,780		Rodamco Europe NV	9,392,789
61,700		Vastned Retail NV	6,019,495

			15,475,006

		Norway: 0.3%
319,100	@	Norwegian Property ASA	3,819,378

			3,819,378

		Singapore: 3.2%
355,500		Allgreen Properties Ltd.	422,336
3,699,000		CapitaLand Ltd.	20,460,039
3,611,000	@	CapitaMall Trust	9,406,070
265,000		City Developments Ltd.	2,774,846
1,244,600		Keppel Land Ltd.	7,187,025
1,233,500		Wing Tai Holdings Ltd.	2,703,642

			42,953,958

		South Korea: 0.0%
20,000	#,L	Lotte Shopping Co. GDR	373,853

			373,853

		Sweden: 1.2%
1,090,700		Castellum AB	16,559,955

			16,559,955

		United Kingdom: 10.0%
1,110,000		British Land Co. PLC	32,422,077
347,800		Derwent Valley Holdings PLC	14,748,570
878,896		Great Portland Estates PLC	12,574,390
389,028		Hammerson PLC	11,765,272
1,172,027		Land Securities Group PLC	45,627,235
2,838,804	@	Safestore Holdings Ltd.	13,964,681
172,700		Slough Estates PLC	2,644,567

			133,746,792

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL REAL ESTATE FUND
AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		United States: 37.1%
125,100		AMB Property Corp.	$7,619,841
356,500		Archstone-Smith Trust	18,577,215
166,500	L	AvalonBay Communities, Inc.	20,356,290
231,900	L	BioMed Realty Trust, Inc.	6,657,849
265,200	L	Boston Properties, Inc.	31,176,912
223,700	L	BRE Properties, Inc.	13,430,948
255,000	L	Brookfield Properties Co. (U.S. Denominated Security)	10,472,850
124,300		Camden Property Trust	8,657,495
163,300	L	Corporate Office Properties Trust SBI MD	7,693,063
194,900	L	Developers Diversified Realty Corp.	12,687,990
239,300		Douglas Emmett, Inc.	6,233,765
236,100	L	Equity Residential	10,962,123
166,000	L	Extra Space Storage, Inc.	3,105,860
180,300	L	Federal Realty Investment Trust	16,257,651
385,700		General Growth Properties, Inc.	24,626,945
277,800		Health Care Property Investors, Inc.	9,831,342
248,500	L	Highwoods Properties, Inc.	10,133,830
245,300		Hilton Hotels Corp.	8,340,200
93,100	L	Home Properties, Inc.	5,185,670
931,210		Host Hotels & Resorts, Inc.	23,876,224
102,000	L	Kilroy Realty Corp.	7,744,860
207,165	L	Kimco Realty Corp.	9,958,422
79,200		LaSalle Hotel Properties	3,677,256
211,700		Liberty Property Trust	10,244,163
182,800	L	Macerich Co.	17,387,936
52,700		Maguire Properties, Inc.	1,898,781
304,200		Nationwide Health Properties, Inc.	9,752,652
313,900		Omega Healthcare Investors, Inc.	5,273,520
324,800	L	Prologis	21,047,040
164,054		Public Storage, Inc.	15,309,519
217,100		Regency Centers Corp.	17,889,040
396,600	L	Simon Property Group, Inc.	45,720,048
138,400	L	SL Green Realty Corp.	19,500,560
174,300	L	Strategic Hotel Capital, Inc.	3,773,595
183,100		Sunstone Hotel Investors, Inc.	5,222,012
106,500		Taubman Centers, Inc.	5,969,325
281,500	L	UDR, Inc.	8,456,260
151,000		Ventas, Inc.	6,366,160
203,100		Vornado Realty Trust	24,093,753

			495,168,965

		Total Common Stock (Cost $1,074,981,888)	1,277,894,492

PURCHASED OPTIONS: 0.3%
		Brazil: 0.3%
517,500		American Style Call Option OTC Brascan Residential Properties SA Zero Strike Option Exp 10/22/07	3,933,927

		Total Purchased Options (Cost $3,881,855)	3,933,927

		Total Long-Term Investments (Cost $1,078,863,743)	1,281,828,419

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 4.6%
	Securities Lending CollateralCC: 4.6%
$61,472,070	The Bank of New York Institutional Cash Reserves Fund	$61,472,070

	Total Short-Term Investments (Cost $61,472,070)	61,472,070

Total Investments in Securities (Cost $1,142,054,729)*	100.7%	$1,343,300,489
Other Assets and Liabilities-Net	(0.7)	(9,484,797)

Net Assets	100.0%	$1,333,815,692

@	Non-income producing security
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2007.
**	Investment in affiliate
*	Cost for federal income tax purposes is $1,179,971,393.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$164,841,712
Gross Unrealized Depreciation	(1,512,616)

Net Unrealized Appreciation	$163,329,096

Percentage of
Industry	Net Assets

Closed-End Funds	0.2%
Diversified Property Holdings	15.3
Health Care	2.3
Offices	9.4
Property Trust	10.6
Real Estate Management/ Services	9.5
Real Estate Operation/ Development	18.5
Residential: Apartments	7.1
Residential: Hotels	3.4
Retail: Department Stores	0.0
Retail: Regional Malls	7.0
Retail: Shopping Centers	7.6
Storage	2.4
Warehouse/ Industrial	2.8
Short-Term Investments	4.6
Other Assets and Liabilities — Net	(0.7)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL REAL ESTATE FUND
AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

At April 30, 2007, the following forward currency contracts were outstanding for the ING Global Real Estate Fund:

			In		Unrealized
		Settlement	Exchange		Appreciation/
Currency	Buy/Sell	Date	For	Value	(Depreciation)

			USD
Japanese Yen JPY 16,977,742	Buy	05/07/07	142,383	$142,233	$(150)
Japanese Yen JPY 12,239,590	Buy	05/07/07	102,647	102,538	(109)
Japanese Yen JPY 29,545,692	Buy	05/07/07	247,783	247,522	(261)

					$(520)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL VALUE CHOICE FUND
AS OF APRIL 30, 2007 (UNAUDITED)

Shares			Value

COMMON STOCK: 100.4%
		Australia: 1.9%
146,760		Alumina Ltd.	$866,442
68,400		Newcrest Mining Ltd.	1,320,431

			2,186,873

		Brazil: 1.0%
51,200	L	Centrais Eletricas Brasileiras SA ADR	602,056
16,500		Cia de Saneamento Basico do Estado de Sao Paulo ADR	570,075

			1,172,131

		Canada: 10.5%
139,059	L	Barrick Gold Corp.	3,908,948
182,700	@,L	Crystallex International Corp.	728,973
125,400	@,L	Domtar Corp.	1,222,650
119,200	@,L	Ivanhoe Mines Ltd.	1,481,656
169,872	@,L	Kinross Gold Corp.	2,264,394
23,800		Magna International, Inc.	1,883,770
198,100	@	Patheon, Inc.	876,359

			12,366,750

		Finland: 1.6%
105,000		Stora Enso OYJ (Euro Denominated Security)	1,916,054

			1,916,054

		France: 4.6%
900		Areva SA	942,126
14,800		Technip SA ADR	1,101,860
54,300		Thales SA	3,299,368

			5,343,354

		Germany: 0.9%
52,000	@	Premiere AG	1,096,358

			1,096,358

		Italy: 1.7%
811,926		Telecom Italia S.p.A.	1,983,506

			1,983,506

		Japan: 13.4%
12,300		Kao Corp. ADR	3,386,218
34,000		Kissei Pharmaceutical Co., Ltd.	648,245
31,000	@,L	NEC Electronics Corp.	758,725
134,300		Nippon Telegraph & Telephone Corp. ADR	3,342,727
84,000		Sekisui House Ltd.	1,239,717
96,800		Takefuji Corp.	3,253,361
54,000		Toppan Printing Co., Ltd.	547,754
29,300		Toppan Printing Co., Ltd. ADR	1,495,586
81,000		Wacoal Holdings Corp.	1,009,611

			15,681,944

		Netherlands: 4.2%
69,783	L	Royal Dutch Shell PLC ADR	4,934,356

			4,934,356

		Papua New Guinea: 1.3%
603,204	@	Lihir Gold Ltd.	1,486,880

			1,486,880

		Portugal: 0.8%
164,402		Energias de Portugal SA	899,647

			899,647

		South Africa: 1.9%
49,600	L	Anglogold Ashanti Ltd. ADR	2,210,672

			2,210,672

		South Korea: 5.4%
142,450		Korea Electric Power Corp. ADR	2,948,448
77,700		KT Corp. ADR	1,760,682
28,300		Samsung SDI Co., Ltd.	1,654,599

			6,363,729

		Taiwan: 2.0%
118,932		Chunghwa Telecom Co., Ltd. ADR	2,366,747

			2,366,747

		United Kingdom: 5.2%
58,300		Anglo American PLC	3,070,102
8,600		BP PLC ADR	578,952
38,900		Stolt-Nielsen SA ADR	1,175,169
437,500		Vodafone Group PLC	1,244,669

			6,068,892

		United States: 44.0%
92,700	@,L	AGCO Corp.	3,868,371
48,500		Alcoa, Inc.	1,721,265
220,500	@,L	Allied Waste Industries, Inc.	2,948,085
292,400	@,L	Apex Silver Mines Ltd.	4,383,077
49,300	L	Bowater, Inc.	1,079,177
18,400	L	CDW Corp.	1,324,984
47,200		Chevron Corp.	3,671,688
154,500	@,L	GrafTech International Ltd.	1,541,910
34,300		Idacorp, Inc.	1,183,988
55,200		Microsoft Corp.	1,652,688
92,800	@,L	Mosaic Co.	2,737,600
94,400	L	Newmont Mining Corp.	3,936,480
29,000		Peabody Energy Corp.	1,391,420
55,100		PNM Resources, Inc.	1,793,505
92,100		Puget Energy, Inc.	2,378,022
18,900	@	Scholastic Corp.	583,443
142,400	@,L	Smithfield Foods, Inc.	4,353,168
72,200		Sprint Nextel Corp.	1,446,166
45,600	@	Tech Data Corp.	1,620,624
176,200	L	Tyson Foods, Inc.	3,693,151
37,400		Union Pacific Corp.	4,272,950

			51,581,762

		Total Common Stock (Cost $101,835,111)	117,659,655

PREFERRED STOCK: 0.7%
		South Korea: 0.7%
20,000		Samsung SDI Co., Ltd.	796,934

		Total Preferred Stock (Cost $1,030,041)	796,934

		Total Long-Term Investments (Cost $102,865,152)	118,456,589

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL VALUE CHOICE FUND
AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 25.5%
	U.S. Government Agency Obligations: 1.9%
$2,265,000	Federal Home Loan Bank, 4.850%, due 05/01/07	$2,264,695

	Total U.S. Government Agency Obligations (Cost $2,264,695)	2,264,695

	Securities Lending CollateralCC: 23.6%
27,565,174	The Bank of New York Institutional Cash Reserves Fund	27,565,174

	Total Securities Lending Collateral (Cost $27,565,174)	27,565,174

	Total Short-Term Investments (Cost $29,829,869)	29,829,869

Total Investments in Securities (Cost $132,695,021)*	126.6%	$148,286,458
Other Assets and Liabilities-Net	(26.6)	(31,162,110)

Net Assets	100.0%	$117,124,348

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2007.
*	Cost for federal income tax purposes is $132,808,955.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$19,403,860
Gross Unrealized Depreciation	(3,926,357)

Net Unrealized Appreciation	$15,477,503

Percentage of
Industry	Net Assets

Aerospace/ Defense	2.8%
Apparel	0.9
Auto Parts & Equipment	1.6
Chemicals	2.3
Coal	1.2
Commercial Services	1.7
Cosmetics/ Personal Care	2.9
Distribution/ Wholesale	2.5
Diversified Financial Services	2.8
Electric	8.4
Electrical Components & Equipment	1.3
Electronics	2.1
Energy — Alternate Sources	0.8
Environmental Control	2.5
Food	6.9
Forest Products & Paper	3.6
Home Builders	1.1
Machinery — Diversified	3.3
Media	1.4
Mining	23.4
Oil & Gas	7.8
Oil & Gas Services	0.9
Pharmaceuticals	1.3
Semiconductors	0.6
Software	1.4
Telecommunications	10.4
Transportation	4.7
Water	0.5
Short-Term Investments	25.5
Other Assets and Liabilties — Net	(26.6)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING DISCIPLINED INTERNATIONAL SMALLCAP FUND
AS OF APRIL 30, 2007 (UNAUDITED)

Shares			Value

COMMON STOCK: 103.4%
		Australia: 5.7%
5,215		Alinta Ltd.	$64,822
42,954		Ansell Ltd.	396,469
105,081		Australian Infrastructure Fund	254,382
79,626		Australian Pharmaceutical Industries Ltd.	145,139
31,416		Cabcharge Australia Ltd.	302,833
181,536		Centro Retail Trust	252,662
256,289		CFS Retail Property Trust	490,106
374,788		Commonwealth Property Office Fund	447,130
17,151		Felix Resources Ltd.	83,216
12,184		Macquarie CountryWide Trust	21,550
77,247		Macquarie Media Group Ltd.	277,177
74,391		Metcash Ltd.	322,501
66,809		Minara Resources Ltd.	407,821
26,681		Monadelphous Group Ltd.	301,176
193,214		Oxiana Ltd.	486,152
138,861		Pacific Brands Ltd.	371,524
18,835		Perilya Ltd.	65,324
103,718		Rubicon America Trust	88,638
295,405		Rubicon Europe Trust Group	245,083
42,715		Seven Network Ltd.	401,048
193,108		Smorgon Steel Group Ltd.	350,384
261,266	#	Spark Infrastructure Group	423,140
15,000		Sydney Roads Group	17,729
15,834		Transfield Services Ltd.	167,525
93,266		Veda Advantage Ltd.	271,551
22,115		WorleyParsons Ltd.	502,258

			7,157,340

		Austria: 1.1%
745		Agrana Beteiligungs AG	78,472
26,725	@	Austrian Airlines	408,565
14,121	@	CA Immobilien Anlagen AG	471,320
20,401	@	Conwert Immobilien Invest AG	450,126

			1,408,483

		Belgium: 1.0%
20,062		AGFA-Gevaert NV	485,150
17		Banque Nationale de Belgique	83,351
5,286		Omega Pharma SA	427,549
5,315	@	RHJ Intl	107,346
4,813	@	Telenet Group Holding NV	159,124

			1,262,520

		Bermuda: 0.2%
0		Catlin Group Ltd.	3
13,890	@	Global Sources Ltd.	237,519

			237,522

		Canada: 7.1%
25,186		Aeroplan Income Fund	442,497
13,167		Agricore United	241,179
22,941	@	Angiotech Pharmaceuticals, Inc.	125,670
3,467		Astral Media Inc.	135,256
22,199		Baytex Energy Trust	420,019
218,165	@	Breakwater Resources Ltd.	412,782
36,956	@	CanWest Global Communications Corp.	355,609
15,146		Emera, Inc.	293,531
22,764	@	Emergis, Inc.	131,059
13,007	@	GSI Group Inc.	132,158
24,746	@	HudBay Minerals, Inc.	464,642
6,938		Industrial Alliance Insurance	224,036
54,604		Jazz Air Income Fund	399,481
20,108		Kingsway Financial Services, Inc.	416,690
9,563		Laurentian Bank of Canada	277,783
19,297		Methanex Corp.	459,866
3,110		Metro Inc.	108,580
7,455		Northbridge Financial Corp.	215,946
89,810	@	Northern Orion Resources, Inc.	414,296
72,773	@	Northgate Minerals Corp.	266,858
515		Parkland Income Fund	19,720
4,673		Pason Systems Inc.	65,638
9,446	@	Petrolifera Petroleum Ltd.	146,469
32,750		Progress Energy Trust	410,740
12,774	@	QLT, Inc.	84,592
32,229	@	QuADRa Mining Ltd.	374,006
16,494		Shawcor Ltd.	438,542
34,303		Sherritt International Corp.	457,415
7,764	@	Stantec, Inc.	231,192
14,037		Vermilion Energy Trust	426,839
4,442		WEST FRASER TIMBER CO., Ltd.	163,128
3,742		West Fraser Timber Co., Ltd.	137,421

			8,893,640

		China: 0.1%
60,000		Xinao Gas Holdings Ltd.	68,265

			68,265

		Denmark: 0.4%
8,371		East Asiatic Co., Ltd. A/S	435,955
1,961		Forstaedernes Bank A/S	91,931

			527,886

		Finland: 0.1%
24,713		Oriola-KD OYJ	116,154

			116,154

		France: 10.5%
10,554		Accor SA	994,109
12,216		Air France-KLM	623,016
6,084	@	Alstom	904,615
46,085	@	Altran Technologies SA	436,924
6,227		BIC	454,979
636		Bollore Investissement	140,444
1,227		Bonduelle S.C.A.	143,090
2,062		Ciments Francais SA	467,484
4,279		CNP Assurances	545,479
2,691	@	Compagnie Generale de Geophysique SA	557,172
1,176		Compagnie Generale des Etablissements Michelin	149,833
1,199		Eramet SLN	287,046
1,218		Etam Developpement SA	97,352
590		Generale de Sante	26,167
18,566		GFI Informatique	190,767
12,090		Haulotte Group	412,264
4,979		IMS-Intl Metal Service	205,379
6,757		Ipsen	358,165
3,949		Kaufman & Broad SA	300,557
9,339		Lagardere SCA	734,003
14,660	@	Legrand SA	499,711
23,558		Natixis	642,654
634		Pierre & Vacances	92,497
680		Provimi SA	31,551
22,079		Safran SA	533,379
18,685	@	Silicon-On-Insulator Technologies	437,447
8,120		Sodexho Alliance SA	643,620
4,813		Technip SA	379,568
28,464	@	Thomson	548,512
229		Unibail	63,476

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING DISCIPLINED INTERNATIONAL SMALLCAP FUND
AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		France (continued)
2,573		Vallourec	$700,754
3,187		Wendel Investissement	549,730

			13,151,744

		Germany: 8.1%
8,421	@	Aareal Bank AG	442,668
2,698		AMB Generali Holding AG	426,958
8,158		Celesio AG	584,522
1,655		Continental AG	230,369
15,249		Curanum AG	165,681
8,975		Deutsche Beteiligungs AG	312,881
1,470		Deutsche Boerse AG	344,619
1,054		Deutsche Euroshop AG	84,502
20,145		Deutsche Lufthansa AG	601,053
16,446		Drillisch AG	178,665
21,749		EpCos. AG	462,943
15,036	@	Freenet AG	468,240
5,493		Fresenius AG	452,608
4,516		Fresenius Medical Care AG & Co. KGaA	676,565
19,085		Gildemeister AG	410,366
2,972		HeidelbergCement AG	473,704
10,075		Heidelberger Druckmaschinen	475,250
47,824	@	Infineon Technologies AG	742,530
850		KWS Saat AG	121,215
41,782	@	Landesbank Berlin Holding AG	387,121
9,386		Leoni AG	421,533
505		MAN AG	67,267
11,521		Praktiker Bau- und Heimwerkermaerkte AG	475,615
3,674		Salzgitter AG	603,914
9,240	@	Suess Microtec	111,211
4,136		Vossloh AG	427,276

			10,149,276

		Greece: 0.6%
12,536	@	Corinth Pipeworks SA	107,876
15,748		Sidenor Steel Production & Manufacturing Co. SA	354,301
10,670		Terna SA	181,381
11,284	@	Veterin SA	67,528

			711,086

		Hong Kong: 1.8%
47,889	@	CDC Corp.	428,607
144,000		Chinese Estates Holdings Ltd.	199,021
92,000		Great Eagle Holding Co.	336,860
109,000		Hopewell Holdings	479,615
164,000		Hysan Development Co., Ltd.	434,586
2,851	@	Khd Humboldt Wedag International	137,658
380,000		Pacific Century Premium Developments Ltd.	121,264
372,000		Sinolink Worldwide Holdings	85,627
182,000	@	Tianjin Port Development Holdings Ltd.	101,445

			2,324,683

		Ireland: 0.4%
17,178		Kerry Group PLC	513,362

			513,362

		Italy: 6.7%
20,873		ACEA S.p.A.	461,646
127,528		AEM S.p.A.	498,554
6,801		Amplifon S.p.A.	64,409
36,296		Banca Popolare di Milano Scrl	610,208
6,697		Banche Popolari Unite Scpa	202,644
24,074		Benetton Group S.p.A.	417,556
261,232		Beni Stabili S.p.A.	442,644
7,136		Buzzi Unicem S.p.A.	167,032
24,061		Danieli & Co. S.p.A.	428,545
10,301		De Longhi S.p.A.	65,310
46,358	@	DeA Capital S.p.A.	253,391
207,715	@	Ducati Motor Holding S.p.A.	405,709
10,059	@	Eutelia	87,462
130,815		IMMSI S.p.A.	418,554
8,640		Italcementi S.p.A.	180,195
2,710		Italmobiliare S.p.A.	272,477
8,829		Mariella Burani S.p.A.	293,287
34,281		Meliorbanca S.p.A.	225,712
6,813		Permasteelisa S.p.A.	183,530
85,805	@	Piaggio & C S.p.A.	418,598
24,692		Piccolo Credito Valtellinese Scarl	434,711
35,178		Premafin Finanziaria S.p.A.	127,222
48,581		Recordati S.p.A.	409,447
3,443		SAES Getters S.p.A.	136,726
71,296	@	Safilo Group S.p.A.	442,550
99,284	@	Sorin S.p.A.	250,009
119,763		Unipol S.p.A.	476,162

			8,374,290

		Japan: 17.0%
7,500		Alfresa Holdings Corp.	460,620
14,000		AOKI Holdings, Inc.	268,847
14,400		Aoyama Trading Co., Ltd.	440,306
251,000		Atsugi Co., Ltd.	403,018
12,300		Autobacs Seven Co., Ltd.	426,275
4,400		Bank of Iwate Ltd.	253,596
5,100		Bank of the Ryukyus Ltd.	108,481
44,500		Best Denki Co., Ltd.	271,511
26,600		Credia Co., Ltd.	100,560
33,000		Daimei Telecom Engineering Corp.	350,283
47,000		Daishi Bank Ltd.	199,119
22,000		Daiwa Industries Ltd.	154,781
47,000		Ehime Bank Ltd.	157,803
32,000		Eighteenth Bank Ltd.	143,780
19,000		Ezaki Glico Co., Ltd.	233,259
9,400		Fuji Machine Manufacturing Co., Ltd.	176,823
35,000		Higashi-Nippon Bank Ltd.	154,790
30,200		Hitachi Maxell Ltd.	381,784
17,600		Hitachi Software Engineering Co., Ltd.	420,117
43,000		Hokkoku Bank Ltd.	188,643
22,800		Hosiden Corp.	306,721
39,000		Hyakujushi Bank Ltd.	226,315
29,300		Ines Corp.	207,659
35,500		Itoki Corp.	300,536
93,000		Jaccs Co., Ltd.	390,937
26,400		Japan Airport Terminal Co., Ltd.	483,631
38		Japan Single-Residence REIT, Inc.	158,677
16,200		Kaga Electronics Co., Ltd.	297,618
27,000		Kagoshima Bank Ltd.	199,884
8,000		Kansai Paint Co., Ltd.	64,528
39,000		Kato Works Co., Ltd.	198,183
66,000		Keiyo Bank Ltd.	377,907
45,000		Kinden Corp.	425,347
25,300		Koa Corp.	329,587
11,200		Kobayashi Pharmaceutical Co., Ltd.	419,032
134,000		Kumagai Gumi Co., Ltd.	243,291
48,000		Kurabo Industries Ltd.	130,658
26,000		Maeda Road Construction Co., Ltd.	204,689
36,000	@	Maruetsu, Inc.	149,926
24,000		Mie Bank Ltd.	114,931

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING DISCIPLINED INTERNATIONAL SMALLCAP FUND
AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Japan (continued)
43,000		Minato Bank Ltd.	$96,445
8,600		Mitsubishi Pencil Co., Ltd.	144,148
49,000		Mory Industries, Inc.	236,526
71,000		Nichirei Corp.	424,471
12,300		Nifco, Inc.	290,675
27,000		Nihon Nohyaku Co., Ltd.	102,204
74,000		Nippon Beet Sugar Manufacturing Co., Ltd.	215,332
90,000		Nippon Soda Co., Ltd.	411,160
24,000		Nippon Steel Trading Co., Ltd.	67,340
60,000		Nippon Valqua Industries Ltd.	218,541
35,000		Nisshinbo Industries, Inc.	453,743
48,000		Nittetsu Mining Co., Ltd.	399,972
26,000		Oita Bank Ltd.	182,003
38,000		Okabe Co., Ltd.	191,077
8,500		Paramount Bed Co., Ltd.	155,685
35		Prospect Residential Investment Corp.	122,862
8,500		Rock Field Co., Ltd.	144,260
9,000		Ryosan Co., Ltd.	226,158
40,000		Sakai Chemical Industry Co., Ltd.	295,722
15,800		Sanyo Shinpan Finance Co., Ltd.	406,749
2,000		Sanyo Special Steel Co., Ltd.	11,540
39,000		Shibusawa Warehouse Co., Ltd.	214,111
15,500		Shimachu Co., Ltd.	420,448
36,000		Shinagawa Refractories Co., Ltd.	144,046
21,500		Shizuoka Gas Co., Ltd.	149,550
22,600		Sintokogio Ltd.	320,665
57,500		Snow Brand Milk Products Co., Ltd.	212,718
23,400		Sohgo Security Services Co., Ltd.	451,564
42,000		Sumitomo Forestry Co., Ltd.	434,313
21,000		Taihei Dengyo Kaisha Ltd.	178,130
19,000		Takagi Securities Co., Ltd.	79,235
44,000		Takasago Thermal Engineering Co., Ltd.	411,488
36,000		Tamura Corp.	174,113
15,600		Toho Pharmaceutical Co., Ltd.	261,814
29,000		Tokyo Style Co., Ltd.	345,521
46,000		Toshiba Plant Systems & Services Corp.	354,467
69,000		Toyo Kanetsu K K	183,495
73,000		Toyo Securities Co., Ltd.	299,372
39,000		Uchida Yoko Co., Ltd.	175,665
93,000	@	Wakachiku Construction Co., Ltd.	100,349
15,400		Xebio Co., Ltd.	397,961
68,000		Yamatane Corp.	100,138
14,200		Yamato Kogyo Co., Ltd.	466,091
40,000		Yuken Kogyo Co., Ltd.	155,325

			21,351,645

		Luxembourg: 0.2%
82,135	@	Colt Telecom Group SA	260,767

			260,767

		Netherlands: 3.6%
14,418		Chicago Bridge & Iron Co. NV	495,185
10,686		CNH Global NV	462,597
100		Euronext NV	12,522
4,883		Hunter Douglas NV	441,718
4,357		Rodamco Europe NV	641,649
15,067		SBM Offshore NV	539,865
18,510		SNS Reaal	464,079
10,823		Telegraaf Media Groep NV	370,273
7,750	@	Unit 4 Agresso NV	207,870
6,909		Univar NV	379,280
3,256		Wereldhave NV	471,022

			4,486,060

		Norway: 1.3%
23,540		Aker Yards AS	422,086
14,550		Cermaq ASA	254,447
7,596		Expert ASA	171,519
14,270		Leroy Seafood Group ASA	302,045
5,937		NorGani Hotels ASA	73,166
19,760	@	TGS Nopec Geophysical Co. ASA	451,922

			1,675,185

		Portugal: 0.7%
48,171	@	Grupo Soares da Costa SGPS SA	89,865
105,898		Portucel Empresa Produtora de Pasta e Papel SA	403,631
25,370		Semapa-Sociedade de Investimento e Gestao	405,537

			899,033

		Singapore: 0.1%
69,000		Hong Leong Asia Ltd.	101,953
23,000	@	STATS ChipPAC Ltd.	27,613

			129,566

		South Korea: 4.7%
1,516		Amorepacific Corp.	284,216
11,050		Cheil Industries, Inc.	419,352
7,190	@	Daesang Corp.	81,124
17,280		Daishin Securities Co., Ltd.	418,033
32,410		Daou Technology, Inc.	302,433
14,448	@	Hanarotelecom, Inc.	145,761
16,330		Handsome Co., Ltd.	281,548
2,971		Honam Petrochemical Corp.	246,216
631		Hyundai Department Store Co., Ltd.	64,572
1,176		KCC Corp.	483,235
21,590		Kolon Engineering & Construction Co., Ltd.	351,068
9,360		Korean Air Lines Co., Ltd.	439,824
6,920	@	LG Life Sciences Ltd.	283,508
12,310		LG Petrochemical Co., Ltd.	413,813
163		Lotte Confectionery Co., Ltd.	203,373
23,070	@	Lotte Midopa Co., Ltd.	379,945
12,630		Macquarie Korea Infrastructure Fund	99,178
18,010		Poonglim Industrial Co., Ltd.	162,844
337,490		Seoul Securities Co., Ltd.	419,673
23,040		Solomon Mutual Savings Bank	365,728

			5,845,444

		Spain: 3.6%
20,940		Acerinox SA	494,381
1,436	@	Banco Sabadell SA	65,070
90,096		Corp. Mapfre SA	469,248
6,081		Corporacion Financiera Alba SA	467,246
34,234		Duro Felguera SA	395,017
20,219		Ebro Puleva SA	468,107
87,912		Iberia Lineas Aereas de Espana	452,058
3,844		Metrovacesa SA	441,688
18,984		Promotora de Informaciones SA (PRISA)	425,845

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING DISCIPLINED INTERNATIONAL SMALLCAP FUND
AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Spain (continued)
10,123		Red Electrica de Espana	$465,128
14,557		Viscofan SA	339,932

			4,483,720

		Sweden: 2.2%
9,252		Alfa Laval AB	562,378
191,107	@	Bure Equity AB	110,156
10,397		Holmen AB	463,325
26,543		Kinnevik Investment AB	522,293
13,560		Peab AB	431,174
15,937		Trelleborg AB	491,436
9,939		Wallenstam Byggnads AB	228,163

			2,808,925

		Switzerland: 6.0%
9,943		Adecco SA	683,671
567	@	Barry Callebaut AG	466,416
1,739		Bucher Industries AG	260,654
24,279		Converium Holding AG	460,659
648		Flughafen Zuerich AG	256,211
1,198		Galenica AG	419,212
9,789		Holcim Ltd.	1,048,601
15,401	@	Micronas Semiconductor Hold	317,931
895	@	OC Oerlikon Corp. AG	481,565
7,843	@	PSP Swiss Property AG	468,915
852		Rieter Holding AG	470,964
2,362		Swatch Group AG	676,786
2,534	@	Swiss Life Holding	652,220
2,997	@	Swiss Prime Site AG	183,066
1,257	@	Syngenta AG	249,704
1,423		Valora Holding AG	411,535

			7,508,110

		United Kingdom: 19.7%
68,484	@	Acambis PLC	191,261
47,683		Antofagasta PLC	505,358
186,251		ARM Holdings PLC	495,517
4,988		Axon Group PLC	75,905
11,543		Babcock International Group	101,246
54,310		Balfour Beatty PLC	502,338
16,452		Bellway PLC	495,409
14,885	@	Berkeley Group Holdings PLC	512,448
11,475		Bespak PLC	171,912
33,220		Blacks Leisure Group PLC	173,713
71,353		Bodycote International	419,851
20,886		Bovis Homes Group PLC	467,967
67,182		Brit Insurance Holdings PLC	471,800
56,162	@	British Airways PLC	564,982
8,949		Caledonia Investments PLC	380,256
14,887		Capital & Regional PLC	455,326
24,635		Centaur Media PLC	70,485
10,538		Chemring Group PLC	433,922
15,623	@	CLS Holdings PLC	222,720
5,967		Cranswick PLC	101,180
2,736		Crest Nicholson	33,708
775		Daejan Holdings	76,206
31,889		De La Rue PLC	451,093
4,388		Diploma PLC	85,976
128,749		Elementis PLC	221,413
105,849		Enodis PLC	437,371
26,409		Expro International Group	442,946
107,212		F&C Asset Management PLC	403,739
165,591		Friends Provident PLC	623,461
20,179		George Wimpey PLC	233,766
22,883		Greene King PLC	488,449
1,282		Greggs PLC	130,404
47,002	@	Gyrus Group PLC	443,245
6,204		Hanson PLC	105,598
6,058		Imperial Chemical Industries PLC	64,145
46,287		Informa PLC	545,304
92,371		International Power PLC	807,658
419,650		Jessops PLC	155,080
31,334		Kelda Group PLC	579,762
21,495		Keller Group PLC	431,256
46,233		Kiln PLC	108,630
71,378		Kingston Communications PLC	106,104
6,836		Lavendon Group PLC	75,456
24,580		Liberty International PLC	589,386
9,672		Lonmin PLC	632,183
26,716		Luminar PLC	424,209
53,898		Marston’s PLC	461,005
2,254		Meggitt PLC	13,716
116,181		Melrose PLC	432,183
32,902		Millennium & Copthorne Hotels PLC	474,340
12,624		Morgan Sindall PLC	332,210
69,449		N Brown Group PLC	413,205
4,479		Northern Rock PLC	95,777
231,842		Northgate Information Solutions PLC	403,223
23,188		Persimmon PLC	620,094
18,405	@	Premier Oil PLC	440,932
23,903		Punch Taverns PLC	617,305
12,686		ROK PLC	268,675
19,278		Schroders PLC	493,507
19,199		Schroders PLC	445,747
44,968	@	SCI Entertainment Group PLC	416,492
76,793		Shanks Group PLC	426,037
39,811		Slough Estates PLC	609,629
34,638		St Ives Group PLC	221,301
26,114	@	Telent PLC	229,244
37,277	@	THUS Group PLC	123,677
13,134		Travis Perkins PLC	523,530
17,880		Vedanta Resources PLC	486,844
4,529	@	Venture Production PLC	61,806
9,839		Warner Estate Holdings PLC	153,464
37,171		Weir Group PLC	478,251

			24,752,338

		United States: 0.5%
26,419		Virgin Media, Inc.	666,551

			666,551

		Total Common Stock (Cost $129,916,408)	129,763,595

PREFERRED STOCK: 0.4%
		Italy: 0.4%
12,262	@	Instituto Finanziario Industriale S.p.A.	484,013

		Total Preferred Stock (Cost $481,012)	484,013

RIGHTS: 0.0%
		Austria: 0.0%
1,150	@	CA IMMOBILIEN ANLAGEN AG — RIGHTS	—

			—

		Sweden: 0.0%
1,219	@	FABEGE AB RIGHTS	591
1,000	@	JM AB REDEMPTION RIGHTS	—

			591

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING DISCIPLINED INTERNATIONAL SMALLCAP FUND
AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Switzerland: 0.0%
80	@	AFG ARBONIA FOSTER HOLD — RTS	$1,053

			1,053

		Total Rights (Cost $—)	1,644

		Total Long-Term Investments (Cost $130,397,420)	130,249,252

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 86.2%
		Repurchase Agreement: 86.2%
$108,110,000	S	Deutsche Bank Repurchase Agreement dated 04/30/07, 5.220%, due 05/01/07, $108,125,676 to be received upon repurchase (Collateralized by $109,103,000 various U.S. Government Agency Obligations, 4.750%-5.400%, Market Value plus accrued interest $110,274,410, due 09/26/07-02/02/12)	$108,110,000

		Total Short-Term Investments (Cost $108,110,000)	108,110,000

Total Investments in Securities (Cost $238,507,420)*	190.0%	$238,359,252
Other Assets and Liabilities-Net	(90.0)	(112,900,516)

Net Assets	100.0%	$125,458,736

@	Non-income producing security
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.

*	Cost for federal income tax purposes is $238,507,750. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$837,429
Gross Unrealized Depreciation	(985,927)

Net Unrealized Depreciation	$(148,498)

Percentage of
Industry	Net Assets

Advertising	0.4%
Aerospace/Defense	0.4
Agriculture	0.3
Airlines	2.8
Apparel	1.4
Auto Parts & Equipment	0.5
Banks	5.2
Beverages	0.8
Building Materials	3.1
Chemicals	2.4
Coal	0.1
Commercial Services	2.3
Computers	0.6
Cosmetics/ Personal Care	0.2
Distribution/ Wholesale	0.5
Diversified Financial Services	3.9
Electric	2.0
Electrical Components & Equipment	1.2
Electronics	1.8
Engineering & Construction	5.7
Environmental Control	0.3
Food	4.1
Food Service	0.5
Forest Products & Paper	1.3
Gas	0.2
Hand/ Machine Tools	0.3
Healthcare — Products	1.2
Healthcare — Services	1.1
Holding Companies — Diversified	2.0
Home Builders	2.1
Home Furnishings	0.9
Household Products/ Wares	0.8
Housewares	0.4
Insurance	4.2
Internet	1.0
Investment Companies	2.3
Iron/ Steel	1.9
Leisure Time	0.7
Lodging	1.2
Machinery — Construction & Mining	0.8
Machinery — Diversified	3.5
Media	2.4
Metal Fabricate/ Hardware	0.8
Mining	4.1
Miscellaneous Manufacturing	2.3
Office Furnishings	0.2
Office/ Business Equipment	0.1
Oil & Gas	1.5
Oil & Gas Services	2.3
Pharmaceuticals	3.5
Real Estate	5.4
Real Estate Investment Trusts	2.2
Retail	5.1
Semiconductors	2.2
Shipbuilding	0.3
Software	0.9
Storage/ Warehousing	0.3
Telecommunications	2.1
Textiles	0.5
Transportation	0.1
Venture Capital	0.3
Water	0.5
Other Long-Term Investments	0.3
Short-Term Investments	86.2
Other Assets and Liabilities — Net	(90.0)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND
AS OF APRIL 30, 2007 (UNAUDITED)

Shares			Value

COMMON STOCK: 95.8%
		Argentina: 1.5%
178,070	@,L	Telecom Argentina SA ADR	$4,017,259

			4,017,259

		Brazil: 14.6%
105,898,352		AES Tiete SA	3,910,382
127,000		Brasil Telecom Participacoes SA ADR	6,734,810
472,200		Centrais Eletricas Brasileiras SA ADR	5,349,270
44,145,500		Cia de Saneamento Basico do Estado de Sao Paulo	6,110,080
3,004,200		Contax Participacoes SA	2,987,782
64,500	L	Contax Participacoes SA ADR	64,100
224,680	L	Tele Norte Leste Participacoes SA ADR	3,678,012
99,900	L	Tim Participacoes SA ADR	3,602,394
1,416,788	L	Vivo Participacoes SA ADR	6,460,553

			38,897,383

		Chile: 2.8%
256,520	L	AFP Provida SA ADR	7,500,645

			7,500,645

		China: 4.2%
2,676,000		People’s Food Holdings Ltd.	3,444,588
4,339,500		Weiqiao Textile Co.	7,792,103

			11,236,691

		Czech: 1.6%
146,168		Telefonica O2 Czech Republic AS	4,366,169

			4,366,169

		Estonia: 1.0%
77,771		As Eesti Telekom GDR	2,649,222

			2,649,222

		Greece: 1.2%
225,400	@,L	Hellenic Telecommunications Organization SA ADR	3,302,110

			3,302,110

		Hong Kong: 4.2%
12,162,000		First Pacific Co.	7,836,631
4,882,000		SCMP Group Ltd.	1,872,315
1,395,000		SmarTone Telecommunications Holding Ltd.	1,600,795

			11,309,741

		Hungary: 2.4%
1,088,359		Magyar Telekom Telecommunications PLC	6,304,588

			6,304,588

		Indonesia: 1.0%
2,178,000		Gudang Garam Tbk PT	2,581,293

			2,581,293

		Israel: 5.8%
2,336,530		Bezeq Israeli Telecommunication Corp., Ltd.	3,725,066
64,460	@	Koor Industries Ltd.	4,095,710
348,759		Makhteshim-Agan Industries Ltd.	2,533,059
174,499		Partner Communications	2,850,219
378,310	@,L	Taro Pharmaceuticals Industries	2,196,090

			15,400,144

		Malaysia: 1.7%
2,504,014		Proton Holdings Bhd	4,654,411

			4,654,411

		Mexico: 3.5%
732,180		Alfa SA de CV	5,482,041
109,800		Telefonos de Mexico SA de CV ADR	3,748,572

			9,230,613

		Panama: 3.1%
418,800	L	Banco Latinoamericano de Exportaciones SA	8,204,290

			8,204,290

		Singapore: 0.7%
1,355,000		MobileOne Ltd.	1,994,083

			1,994,083

		South Korea: 22.5%
460,970		Daeduck Electronics Co.	3,763,089
89,960		Korea Electric Power Corp.	3,668,524
123,910		KT Corp.	5,561,751
221,200	L	KT Freetel Co., Ltd.	6,785,444
405,310	L	Kumho Tire Co., Inc.	5,062,505
160,970		LG Chem Ltd.	9,366,366
149,250		LG Electronics, Inc.	9,954,264
2,047		Lotte Chilsung Beverage Co., Ltd.	2,641,097
8,625		Samsung Electronics Co., Ltd.	5,274,698
322,140	L	SK Telecom Co., Ltd. ADR	7,998,736

			60,076,474

		Taiwan: 17.3%
7,105,500		China Motor Corp.	6,117,846
194,820		Chunghwa Telecom Co., Ltd.	370,118
219,320		Chunghwa Telecom Co., Ltd. ADR	4,364,468
4,395,000		Far EasTone Telecommunications Co., Ltd.	4,953,374
5,414,000		Fu Sheng Industrial Co., Ltd.	5,327,449
6,654,000		Oriental Union Chemical Corp.	4,907,784
2,822,000	@	Taishin Financial Holdings Co., Ltd.	1,373,485
4,470,182		United Microelectronics Corp.	2,576,388
810,474	L	United Microelectronics Corp. ADR	2,658,355
8,482,000	@	Walsin Lihwa Corp.	4,339,594
4,492,500		Wan Hai Lines Ltd.	2,976,101
7,243,000	@	Winbond Electronics Corp.	2,428,111
1,899,718	@,L	Yageo Corp. GDR	3,763,531

			46,156,604

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND
AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Thailand: 4.5%
1,450,200		Bangkok Bank PCL	$4,667,988
46,167,100		Charoen Pokphand Foods PCL	6,005,986
492,000		Siam Makro PCL	1,191,316

			11,865,290

		Turkey: 1.1%
547,810	@	Petkim Petrokimya Holding	3,042,902

			3,042,902

		Venezuela: 1.1%
191,910	L	Cia Anonima Nacional Telefonos de Venezuela - CANTV ADR	2,801,886

			2,801,886

		Total Common Stock (Cost $210,814,597)	255,591,798

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 18.3%
	U.S. Government Agency Obligations: 3.4%
$8,976,000	Federal Home Loan Bank, 4.850%, due 05/01/07	$8,974,791

	Total U.S. Government Agency Obligations (Cost $8,974,791)	8,974,791

	Securities Lending CollateralCC: 14.9%
39,762,331	The Bank of New York Institutional Cash Reserves Fund	39,762,331

	Total Securities Lending Collateral (Cost $39,762,331)	39,762,331

	Total Short-Term Investments (Cost $48,737,122)	48,737,122

Total Investments in Securities (Cost $259,551,719)*	114.1%	$304,328,920
Other Assets and Liabilities-Net	(14.1)	(37,582,124)

Net Assets	100.0%	$266,746,796

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2007.

*	Cost for federal income tax purposes is $259,612,103. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$48,787,965
Gross Unrealized Depreciation	(4,071,148)

Net Unrealized Appreciation	$44,716,817

Percentage of
Industry	Net Assets

Agriculture	3.2%
Auto Manufacturers	4.0
Auto Parts & Equipment	1.9
Banks	5.3
Beverages	1.0
Chemicals	7.4
Commercial Services	1.2
Electric	4.9
Electrical Components & Equipment	5.4
Electronics	2.8
Food	1.3
Holding Companies — Diversified	6.5
Investment Companies	2.8
Leisure Time	2.0
Media	0.7
Pharmaceuticals	0.8
Retail	0.5
Semiconductors	4.9
Telecommunications	32.9
Textiles	2.9
Transportation	1.1
Water	2.3
Short-Term Investments	18.3
Other Assets and Liabilities — Net	(14.1)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND
AS OF APRIL 30, 2007 (UNAUDITED)

Shares			Value

COMMON STOCK: 92.9%
		Australia: 2.8%
178,733		BHP Billiton Ltd.	$4,363,655
78,492	@	Brambles Ltd.	856,241
16,332		CSL Ltd.	1,176,425
87,067		John Fairfax Holdings Ltd.	376,669
1,519,735		Macquarie Airports Management Ltd.	5,006,500
118,632		Newcrest Mining Ltd.	2,290,137
22,034		Publishing & Broadcasting Ltd.	373,017
38,302		Rio Tinto Ltd.	2,615,780

			17,058,424

		Austria: 4.1%
8,867	@	CA Immobilien Anlagen AG	295,956
55,893		Erste Bank der Oesterreichischen Sparkassen AG	4,475,337
4,643		Flughafen Wien AG	504,274
211,102	@	Immoeast Immobilien Anlagen AG	2,985,505
116,607		OMV AG	7,380,620
28,161		Raiffeisen International Bank Holding AG	3,890,807
66,289		Telekom Austria AG	1,874,734
18,361		Wiener Staedtische Allgemeine Versicherung AG	1,378,137
28,039		Wienerberger AG	2,016,296

			24,801,666

		Belgium: 1.8%
29,075		Almancora Comm Va	4,811,596
42,170		Fortis	1,895,066
32,966	S	KBC Groep NV	4,361,535

			11,068,197

		Bermuda: 0.2%
13,315	@,L	Central European Media Enterprises Ltd.	1,200,214

			1,200,214

		British Virgin Islands: 0.1%
104,109	@	RenShares Utilities Ltd.	393,532

			393,532

		Bulgaria: 0.0%
60,720	@	Bulgaria Compensation Notes	18,699
25,950	@	Bulgaria Housing Compensation Notes	7,861
117,641	@	Bulgaria Reg Compensation Vouchers	35,505

			62,065

		Canada: 0.9%
44,793	@	Eldorado Gold Corp.	259,500
255,178	@	Ivanhoe Mines Ltd.	3,161,274
80,683	@	Kinross Gold Corp.	1,073,689
6,915		Potash Corp. of Saskatchewan	1,238,582

			5,733,045

		Chile: 0.1%
2,086	L	Sociedad Quimica y Minera de Chile SA ADR	328,795

			328,795

		China: 0.4%
2,451,974		Beijing Capital International Airport Co., Ltd.	2,384,007
337,572	@,I	Wumart Stores, Inc.	237,350

			2,621,357

		Cyprus: 0.9%
349,658		Bank of Cyprus Public Co., Ltd.	5,507,139

			5,507,139

		Czech: 1.9%
62,961	S	Komercni Banka AS	11,736,286

			11,736,286

		Denmark: 0.6%
3,115		ALK-Abello A/ S	609,569
2,668		Carlsberg A/ S	298,820
17,269		Novo-Nordisk A/ S	1,690,505
1,641		Rockwool International AS	373,921
2,025		Royal UNIBREW A/ S	274,547
6,369	@	Vestas Wind Systems A/ S	411,788

			3,659,150

		Finland: 3.1%
9,496		Elisa OYJ	276,327
119,582		Fortum OYJ	3,702,395
7,389		Kemira OYJ	179,833
5,171		Kesko OYJ	358,754
161,775	@,S	Nokia OYJ	4,080,935
6,054		Nokian Renkaat OYJ	185,891
12,100		Orion OYJ	287,449
89,818		Ramirent OYJ	2,213,207
45,397		Sampo OYJ	1,414,325
39,668		Sanoma-WSOY OYJ	1,171,251
21,469		Stockmann OYJ Abp	1,069,899
5,168		Wartsila OYJ	345,530
94,110		YIT OYJ	3,335,734

			18,621,530

		France: 13.2%
2,906		Accor SA	273,722
30,236	@	ADP	3,002,186
15,573	S	Air Liquide	3,860,729
122	@	Alstom	18,140
2,814	@	Atos Origin	201,757
39,554		BNP Paribas	4,588,678
26,576		Bouygues SA	2,117,605
15,062		Carrefour SA	1,157,680
35,646		Cie de Saint-Gobain	3,806,267
1,940	@	EDF Energies Nouvelles S.A.	113,796
39,385		Electricite de France	3,422,909
5,547		Eurazeo	875,510
96,627		France Telecom SA	2,825,584
5,985		Gaz de France	280,853
45,472		Havas SA	253,804
3,253		Hermes International	469,727
17,075		JC Decaux SA	530,312
44,907		Lafarge SA	7,290,521
7,556	S	Lagardere SCA	593,867
44,712		LVMH Moet Hennessy Louis Vuitton SA	5,211,672
74,868		Lyxor ETF CAC 40	6,099,455
26,620		Natixis	726,185
8,072	@	Neuf Cegetel	328,135
3,221		Nexity	279,015
16,434		Pernod-Ricard SA	3,499,393
15,281		PPR	2,655,663
4,977		Publicis Groupe	236,801
3,346		Remy Cointreau SA	244,578
6,543		Renault SA	849,378
40,826		Sanofi-Aventis	3,737,083
15,971		Societe Generale	3,384,634
4,060		Sodexho Alliance SA	321,810
52,894		Suez SA	3,014,494
4,632		Thales SA	281,449
109,871	S	Total SA	8,099,481
11,391	S	Veolia Environnement	940,125
13,931		Vinci SA	2,240,845

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND
AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		France (continued)
49,625		Vivendi	$2,046,995
1,802		Wendel Investissement	310,830

			80,191,668

		Germany: 9.7%
4,619		Adidas AG	274,774
18,691		Bilfinger Berger AG	1,760,141
4,329		Celesio AG	310,174
141,614		Commerzbank AG	7,066,593
2,748		Continental AG	382,511
45,005		DaimlerChrysler AG	3,638,921
34,115		Deutsche Bank AG	5,237,546
8,295		Deutsche Boerse AG	1,944,635
135,480		Deutsche Post AG	4,658,565
23,452		Deutsche Postbank AG	2,290,816
26,830		E.ON AG	4,031,798
77,151		Fraport AG Frankfurt Airport Services Worldwide	5,569,543
36,332		Fresenius AG	2,993,655
18,458		Fresenius Medical Care AG & Co. KGaA	2,765,288
7,462		Henkel KGaA	1,044,643
20,723		Hypo Real Estate Holding AG	1,381,601
19,904		IKB Deutsche Industriebank AG	819,085
78,070		IVG Immobilien AG	3,511,397
22,573	@	KarstadtQuelle AG	870,163
30,952	@	Landesbank Berlin Holding AG	286,778
1,337		MAN AG	178,090
4,402		Merck KGaA	584,523
4,103		Metro AG	316,335
6,730		MTU Aero Engines Holding AG	390,844
296		Puma AG Rudolf Dassler Sport	134,491
40,466		Rhoen Klinikum AG	2,431,888
36,975		Siemens AG	4,463,224
2,232	@	Symrise	64,938

			59,402,960

		Greece: 0.3%
66,042	@	Hellenic Telecommunications Organization SA	1,898,277

			1,898,277

		Guernsey: 0.7%
170,560		KKR Private Equity Investors LP	4,161,664

			4,161,664

		Hong Kong: 2.0%
830,069		China Merchants Holdings International Co., Ltd.	3,668,559
129,000	@	Clear Media Ltd.	136,052
825,521	@	Galaxy Entertainment Group Ltd.	803,631
1,175,235		GOME Electrical Appliances Holdings Ltd.	1,813,185
134,443	@	Hutchison Telecommunications International Ltd.	274,011
847,827		Melco International Development	1,646,150
14,227	@,L	Melco PBL Entertainment Macau Ltd. ADR	247,834
2,285,644		Shun TAK Holdings Ltd.	3,180,404
186,000		Texwinca Holdings Ltd.	132,264

			11,902,090

		Hungary: 3.3%
651,232		Magyar Telekom Telecommunications PLC	3,772,422
4,987		Mol Magyar Olaj- es Gazipari Rt	607,074
277,541	S	OTP Bank Nyrt	14,093,904
7,713		Richter Gedeon Nyrt	1,582,653

			20,056,053

		India: 0.2%
131,842	X	Canara Bank	694,807
11,848		State Bank of India Ltd. GDR	808,034

			1,502,841

		Indonesia: 0.1%
84,757		Semen Gresik Persero Tbk PT	356,041

			356,041

		Italy: 4.1%
21,788		Assicurazioni Generali S.p.A.	1,002,151
235,266		Banca CR Firenze	1,866,654
13,980		Banca Popolare dell’Emilia Romagna Scrl	394,412
117,341		Banca Popolare di Milano Scrl	1,972,736
15,985		Banca Popolare di Sondrio SCARL	357,683
92,007	@	Banca Popolare Italiana Scrl	1,534,587
25,733		Banche Popolari Unite Scpa	778,654
35,555		Banco Popolare di Verona e Novara Scrl	1,187,050
20,432		Bulgari S.p.A.	312,191
59,505		Buzzi Unicem S.p.A.	1,905,860
311,759		Capitalia S.p.A.	2,968,406
87,902		Credito Emiliano S.p.A.	1,462,038
35,895		ENI S.p.A.	1,190,412
19,540		Finmeccanica S.p.A.	600,675
46,112		Geox S.p.A.	842,977
44,925	@	Impregilo S.p.A.	364,636
226,396		Intesa Sanpaolo S.p.A.	1,824,689
10,965		Luxottica Group S.p.A.	380,610
158,822		Telecom Italia S.p.A.	476,528
259,609		UniCredito Italiano S.p.A.	2,667,305
107,300	@	UniCredito Italiano S.p.A.	1,103,502

			25,193,756

		Japan: 5.3%
6,190		Acom Co., Ltd.	223,443
6,625		Aeon Credit Service Co., Ltd.	109,995
6,900		Aiful Corp.	171,773
6,601		Aisin Seiki Co., Ltd.	217,045
25,805	S	Canon, Inc.	1,447,772
5,859		Credit Saison Co., Ltd.	166,582
25,000		Daihatsu Motor Co., Ltd.	210,308
14,500		Daikin Industries Ltd.	490,045
14,608		Daiwa Securities Group, Inc.	162,704
12,588		Denso Corp.	445,070
126		Dentsu, Inc.	358,793
87		East Japan Railway Co.	705,479
8,200		Eisai Co., Ltd.	389,455
5,100		Fanuc Ltd.	499,430
91		Fuji Television Network, Inc.	213,208
27,000		Fujitsu Ltd.	169,714
26,128	S	Honda Motor Co., Ltd.	897,397
17,600		Hoya Corp.	540,832
4,300		Ibiden Co., Ltd.	244,418
17,000		Itochu Corp.	167,379
212		Japan Tobacco, Inc.	1,035,469
9,989		JS Group Corp.	225,575
6,548		JSR Corp.	146,474
59		KDDI Corp.	463,660
1,060		Keyence Corp.	235,627
19,126		Koito Manufacturing Co., Ltd.	223,560
43,319		Kubota Corp.	409,410
5,700		Kyocera Corp.	553,979
4,593		Makita Corp.	174,757
58,484		Matsushita Electric Industrial Co., Ltd.	1,127,697
23,000		Mitsubishi Electric Corp.	222,950

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND
AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Japan (continued)
174	S	Mitsubishi UFJ Financial Group, Inc.	$1,809,964
17,000		Mitsubishi UFJ Securities Co.	179,028
7,723		Mitsui Fudosan Co., Ltd.	225,431
3		Mitsui Mining & Smelting Co., Ltd.	14
189	S	Mizuho Financial Group, Inc.	1,137,352
30,000		NGK Spark Plug Co., Ltd.	529,050
15,333		NHK Spring Co., Ltd.	131,762
1,001		Nintendo Co., Ltd.	312,685
12,000		Nippon Electric Glass Co., Ltd.	205,376
125		Nippon Telegraph & Telephone Corp.	620,628
10,000		Nissan Chemical Industries Ltd.	113,282
16,307		Nissan Motor Co., Ltd.	164,023
15,302		Nitto Denko Corp.	675,346
12,355		Nomura Holdings, Inc.	236,119
30,000		NSK Ltd.	290,323
278		NTT DoCoMo, Inc.	473,171
1,180		ORIX Corp.	314,634
6,592		Promise Co., Ltd.	198,288
34,000		Ricoh Co., Ltd.	746,240
8,486		Seven & I Holdings Co., Ltd.	244,701
12,000		Sharp Corp.	220,215
21,733		Sony Corp.	1,155,699
19,099		Stanley Electric Co., Ltd.	379,379
46,000		Sumitomo Chemical Co., Ltd.	303,819
8,992		Sumitomo Corp.	154,007
16,500		Sumitomo Electric Industries Ltd.	233,338
29,145		Sumitomo Metal Industries Ltd.	147,981
117	S	Sumitomo Mitsui Financial Group, Inc.	1,022,120
69,100		Suzuki Motor Corp.	1,964,481
5,800		Takata Corp.	212,123
10,300		Takeda Pharmaceutical Co., Ltd.	667,723
6,560		Takefuji Corp.	220,476
44,000		Teijin Ltd.	226,623
13,000		Toppan Printing Co., Ltd.	131,867
30,000		Toray Industries, Inc.	205,754
41,200	S	Toyota Motor Corp.	2,502,446
11,060		Yamada Denki Co., Ltd.	1,021,936
9,201		Yamaha Motor Co., Ltd.	243,060
4,846		Yamato Holdings Co., Ltd.	70,155
17,101		Yokogawa Electric Corp.	252,128

			32,592,747

		Luxembourg: 0.4%
22,755	@,L	Millicom Intl Cellular S.A.	1,848,844
27,110		Prologis European Properties	577,131
4,058	@	TVSL SA	—

			2,425,975

		Malaysia: 0.1%
133,400		Sime Darby Bhd	357,656

			357,656

		Mexico: 0.6%
22,132		Consorcio ARA, S.A. de C.V.	36,173
103,941		Controladora Comercial Mexicana SA de CV	268,112
139,701		Corporacion Moctezuma	408,188
4,739	@,L	Desarrollado ADR	275,052
7,157		Fomento Economico Mexicano SA de CV ADR	770,737
29,730	L	Grupo Televisa SA ADR	833,927
227,429	@	Urbi Desarrollos Urbanos SA de C.V	950,052

			3,542,241

		Netherlands: 2.8%
10,875		Heineken NV	582,133
104,479	@	Koninklijke Ahold NV	1,330,770
44,831		Koninklijke Philips Electronics NV	1,841,037
7,967		Koninklijke Vopak NV	479,390
94,112		Royal KPN NV	1,597,859
43,434		Royal Numico NV	2,393,475
110,136		TNT NV	4,952,875
122,861		Unilever NV	3,749,351

			16,926,890

		New Zealand: 0.0%
160,764		Auckland International Airport Ltd.	294,637

			294,637

		Norway: 1.0%
19,331		DNB NOR ASA	275,796
51,757		Norsk Hydro ASA	1,783,976
106,125		Orkla ASA	1,691,781
21,644		Statoil ASA	605,740
15,290		Storebrand ASA	258,877
74,047		Telenor ASA	1,378,004

			5,994,174

		Philippines: 0.2%
54,773		Ayala Corp.	685,378
875,437		Ayala Land, Inc.	317,785

			1,003,163

		Poland: 3.6%
14,828		Agora SA	239,937
6,670		Bank BPH	2,351,471
66,832		Bank Handlowy w Warszawie	2,268,094
50,618		Bank Pekao SA	4,750,297
34,295		Bank Zachodni WBK SA	3,741,236
4,132	@	BRE Bank SA	748,617
12,456	@	Budimex SA	561,848
42,671	@	Cersanit Krasnystaw SA	731,968
265,837	S	Powszechna Kasa Oszczednosci Bank Polski SA	4,847,772
238,123		Telekomunikacja Polska SA	1,907,124

			22,148,364

		Portugal: 0.5%
51,851		Energias de Portugal SA	283,741
97,957		Jeronimo Martins	2,803,844

			3,087,585

		Romania: 0.3%
98,490		Romanian Bank for Development SA	931,376
154,500		SIF 1 Banat Crisana Arad	198,593
167,500		SIF 2 Moldova Bacau	218,055
127,000		SIF 3 Transilvania Brasov	193,495
232,500		SIF 4 Muntenia Bucuresti	186,187
147,500		SIF 5 Oltenia Craiova	215,642
319,915	S	SNP Petrom SA	73,003
585,000		Socep Constanta	64,343

			2,080,694

		Russia: 4.1%
36,261	@,L	CTC Media, Inc.	945,687
10,856		Lukoil-Spon ADR	833,229
18,171		MMC Norilsk Nickel ADR	3,507,003
168,739	X	NovaTek OAO	884,192
32,830	L	OAO Gazprom ADR	1,283,939
380,879	@	OAO Rosneft Oil Co. GDR	3,285,072
13	@	OJSC Evrocement Group	182,000
1,306	@,I	Open Investments	368,292
5,126	@,I	Polyus Gold Co. ZAO	231,950

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND
AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Russia (continued)
16,214	@	Polyus Gold Co. ZAO ADR	$737,737
1,498		Sberbank RF	5,856,775
34,290	@,#	Sistema-Hals GDR	516,065
186,824		TNK-BP Holding	401,672
36,121		Unified Energy System GDR	4,749,912
63,135		Uralkaliy	120,701
41,595	L	Uralsvyazinform ADR	519,938
145,245		URSA Bank	344,231

			24,768,395

		South Korea: 0.3%
4,926		Hyundai Motor Co.	311,549
1,255	@	NHN Corp.	196,303
2,651		Samsung Electronics Co., Ltd.	1,621,244

			2,129,096

		Spain: 0.8%
215,640		Corp. Mapfre SA	1,123,120
11,458		Gamesa Corp. Tecnologica SA	394,750
18,706	@	Grifols SA	325,308
19,990		Inditex SA	1,229,763
92,816		Telefonica SA	2,084,779

			5,157,720

		Sweden: 3.4%
3,460		Autoliv, Inc.	200,986
43,407		Getinge AB	994,090
20,123		Hennes & Mauritz AB	1,330,281
25,747	@	Modern Times Group AB	1,500,264
198,731		Nordea Bank AB	3,436,405
26,169		OMX AB	624,688
130,511		Skandinaviska Enskilda Banken AB	4,779,665
77,740		Skanska AB	1,798,548
124,726		Swedbank AB	4,807,819
179,522		Telefonaktiebolaget LM Ericsson	685,973
65,911		TeliaSonera AB	533,439

			20,692,158

		Switzerland: 7.0%
9,483		Adecco SA	652,042
2,031		BKW FMB Energie AG	216,308
67,055		Compagnie Financiere Richemont AG	4,041,010
76,025	S	Credit Suisse Group	5,966,654
394		Flughafen Zuerich AG	155,783
546		Givaudan	511,393
54,230		Holcim Ltd.	5,809,136
20,489		Nestle SA	8,110,948
84,921		Novartis AG	4,933,547
30,917	S	Roche Holding AG	5,821,891
1,007		SGS SA	1,279,104
14,613		Swatch Group AG	4,187,076
4,566	@	Syngenta AG	907,040

			42,591,932

		Turkey: 1.0%
1,021,848		Dogan Sriketler Grubu Holdings	1,922,309
202,241		Haci Omer Sabanci Holding AS	887,453
310,527		Turkiye Garanti Bankasi AS	1,503,093
347,973		Turkiye Is Bankasi	1,643,187

			5,956,042

		Ukraine: 0.7%
1,530	@,I,X	Centrenergo ADR	50,216
655,784	@	Raiffeisen Bank Aval	125,622
14,237	X	Ukrnafta Oil Co.	1,082,370
87	@,I,X	Ukrnafta Oil Co. ADR	39,416
13,145,713	@,X	UkrTelecom	2,901,159
16,172		UkrTelecom GDR	178,760

			4,377,543

		United Kingdom: 9.8%
177,509		Aegis Group PLC	492,417
27,514		Alliance Boots PLC	613,892
31,107		Amec PLC	345,322
76,467		Anglo American PLC	4,026,784
19,288		Arriva PLC	289,946
70,255		BAE Systems PLC	636,857
100,289		BHP Billiton PLC	2,240,886
51,197		BP PLC	574,359
75,428		Burberry Group PLC	1,036,237
428,847		Compass Group PLC	3,101,465
282,144	S	Diageo PLC	5,947,571
23,969		Firstgroup PLC	314,717
245,579	S	GlaxoSmithKline PLC	7,083,298
6,821		Go-Ahead Group PLC	354,775
40,361		Group 4 Securicor PLC	184,325
16,812		Imperial Tobacco Group PLC	732,787
48,339		Intertek Group PLC	894,946
52,905		Kingfisher PLC	286,468
13,057		National Express Group PLC	317,274
25,534	@	Peter Hambro Mining PLC	587,430
60,218		Prudential PLC	894,792
137,733		QinetiQ PLC	520,905
53,610		Reckitt Benckiser PLC	2,932,812
121,135		Rentokil Initial PLC	417,498
35,330		Rio Tinto PLC	2,146,825
187,123	@	Rolls-Royce Group PLC	1,782,527
20,926,548	@	Rolls-Royce Group PLC — B Shares Entitlement	41,846
16,422		SABMiller PLC	388,186
29,720		Scottish & Newcastle PLC	364,705
371,478		Smith & Nephew PLC	4,635,122
22,316		Smiths Group PLC	481,199
94,244		Stagecoach Group PLC	347,995
366,270		Tesco PLC	3,368,120
2,999,486	S	Vodafone Group PLC	8,533,409
79,337		William Hill PLC	944,557
17,139		Wolseley PLC	412,335
110,789		WPP Group PLC	1,640,350

			59,914,939

		United States: 0.5%
120,491	L	News Corp., Inc. — Class B	2,891,784

			2,891,784

		Total Common Stock (Cost $408,622,692)	566,390,485

PREFERRED STOCK: 0.2%
		Germany: 0.2%
27,619		ProSieben SAT.1 Media AG	1,005,266

		Total Preferred Stock (Cost $464,963)	1,005,266

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND
AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

EQUITY-LINKED SECURITIES: 2.3%
		India: 2.3%
391,042	@,#	Banking Index Benchmark Exchange Traded Scheme — Bank BeES	$5,318,562
138,381	@,#,X	Bharti Airtel Ltd.	2,726,106
234,044	@,#,X	State Bank of India Ltd.	6,260,677

		Total Equity-Linked Securities (Cost $11,280,357)	14,305,345

WARRANTS: 0.1%
		Luxembourg: 0.1%
115,923	@,X	Idea Cellular Ltd.	321,107
15,828	@,X	Suzlon Energy Ltd.	456,321

		Total Warrants (Cost $755,402)	777,428

		Total Long-Term Investments (Cost $421,123,414)	582,478,524

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 2.3%
	U.S. Government Agency Obligations: 0.6%
$3,724,000	Federal Home Loan Bank, 4.850%, due 05/01/07	$3,723,498

	Total U.S. Government Agency Obligations (Cost $3,723,498)	3,723,498

	Securities Lending CollateralCC: 1.7%
10,086,919	The Bank of New York Institutional Cash Reserves Fund	10,086,919

	Total Securities Lending Collateral (Cost $10,086,919)	10,086,919

	Total Short-Term Investments (Cost $13,810,417)	13,810,417

Total Investments in Securities (Cost $434,933,831)*	97.8%	$596,288,941
Other Assets and Liabilities-Net	2.2	13,508,850

Net Assets	100.0%	$609,797,791

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at April 30, 2007.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $437,288,633. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$161,463,437
Gross Unrealized Depreciation	(2,463,129)

Net Unrealized Appreciation	$159,000,308

Percentage of
Industry	Net Assets

Advertising	0.6%
Aerospace/Defense	0.6
Agriculture	0.3
Apparel	0.5
Auto Manufacturers	1.7
Auto Parts & Equipment	0.4
Banks	23.6
Beverages	2.0
Biotechnology	0.2
Building Materials	3.9
Chemicals	1.4
Commercial Services	1.2
Computers	0.1
Distribution/Wholesale	0.1
Diversified Financial Services	2.7
Electric	3.2
Electrical Components & Equipment	0.4
Electronics	0.7
Energy — Alternate Sources	0.0
Engineering & Construction	4.8
Entertainment	0.2
Food	4.1
Food Service	0.6
Gas	0.0
Hand/Machine Tools	0.0
Healthcare — Products	1.0
Healthcare — Services	1.3
Holding Companies — Diversified	2.5
Home Builders	0.2
Home Furnishings	0.4
Household Products/Wares	0.7
Insurance	0.8
Internet	0.0
Investment Companies	1.9
Iron/Steel	0.0
Leisure Time	0.0
Lodging	0.1
Machinery — Diversified	0.1
Media	2.2
Metal Fabricate/Hardware	0.0
Mining	4.5
Miscellaneous Manufacturing	0.9
Office/Business Equipment	0.4
Oil & Gas	4.6
Pharmaceuticals	4.6
Real Estate	1.9
Retail	3.3
Semiconductors	0.3
Sovereign	0.0
Telecommunications	6.9
Textiles	0.1
Toys/Games/Hobbies	0.1
Transportation	2.0
Water	0.2
Other Long-Term Investments	1.2
Short-Term Investments	2.3
Other Assets and Liabilities — Net	2.2

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND
AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

At April 30, 2007 the following forward currency contracts were outstanding for the ING Foreign Fund:

					Unrealized
		Settlement	In Exchange		Appreciation/
Currency	Buy/Sell	Date	For	Value	(Depreciation)

			USD
British Pound Sterling GBP 1,761,392	Buy	06/22/07	3,450,567	$3,521,080	$70,513
British Pound Sterling GBP 131,190	Buy	06/22/07	257,475	262,253	4,778
Japanese Yen JPY 2,448,645,997	Buy	05/8/07	20,600,747	20,516,708	(84,039)
Japanese Yen JPY 210,134,772	Buy	05/8/07	1,793,495	1,760,677	(32,818)
Japanese Yen JPY 1,340,510,000	Buy	07/31/07	11,434,189	11,355,498	(78,691)

					(120,257)

Czech Republic Koruny CZK 49,017,610	Sell	06/22/07	2,359,338	2,382,170	(22,832)
Czech Republic Koruny CZK 5,413,286	Sell	06/22/07	258,588	263,076	(4,488)
EURO EUR 6,171,831	Sell	07/31/07	8,418,593	8,451,021	(32,428)
Hungary Forint HUF 509,977,044	Sell	05/22/07	2,644,012	2,804,287	(160,275)
Turkey New Lira TRY 1,841,136	Sell	06/21/07	1,288,003	1,323,033	(35,030)

					$(255,053)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GREATER CHINA FUND
AS OF APRIL 30, 2007 (UNAUDITED)

Shares			Value

COMMON STOCK: 97.8%
		China: 22.7%
1,746,000	@	Bank of China Ltd.	$861,087
1,594,000	#	China Construction Bank	964,680
451,000		China Life Insurance Co., Ltd.	1,391,332
181,000	@	China Merchants Bank Co., Ltd.	440,481
700,000		China Shipping Development Co., Ltd.	1,316,483
1,316,000	@	China Southern Airlines Co., Ltd.	574,522
8,000	@	Country Garden Holdings Co., Ltd.	7,210
276,000	@	Dalian Port PDA Co., Ltd.	157,196
112,000	@	Foxconn International Holdings Ltd.	335,689
413,600		Guangzhou R&F Properties Co., Ltd.	990,605
369,000		Jiangxi Copper Co., Ltd.	519,597
1,792,000		PetroChina Co., Ltd.	2,012,303
457,917	@	SPG Land Holdings Ltd.	317,483
273,000		Travelsky Technology Ltd.	464,247
296,000	@	Xingda International Holdings Ltd.	161,199

			10,514,114

		Hong Kong: 41.4%
241,400		Bank of East Asia Ltd.	1,481,636
119,000		Cheung Kong Holdings Ltd.	1,541,670
280,500		China Mobile Ltd.	2,526,475
1,468,000		China Overseas Land & Investment Ltd.	1,780,529
328,000		China Resources Enterprise	1,105,665
374,000		Citic Pacific Ltd.	1,402,114
113,500		Esprit Holdings Ltd.	1,375,594
279,000		Hang Lung Group Ltd.	1,068,926
432,000		Hang Lung Properties Ltd.	1,279,728
64,000		Henderson Land Development Co., Ltd.	382,448
84,000		Hong Kong Exchanges and Clearing Ltd.	800,237
155,000		Hutchison Whampoa Ltd.	1,492,517
197,000		Li & Fung Ltd.	612,030
454,000		New World Development Ltd.	1,065,964
2,502,000		Solomon Systech International Ltd.	370,378
79,000		Sun Hung Kai Properties Ltd.	923,011

			19,208,922

		Taiwan: 33.7%
475,000		Asia Cement Corp.	492,917
412,000		AU Optronics Corp.	649,551
329,245		Cathay Financial Holding Co., Ltd.	666,783
1,288,000		China Steel Corp.	1,456,958
407,000		Chung Hsin Electric & Machinery Manufacturing Corp.	266,883
970,460		Far Eastern Textile Co., Ltd.	882,511
1,352,000		Fubon Financial Holding Co., Ltd.	1,173,693
1,197,700		Goldsun Development & Construction Co., Ltd.	637,883
287,200		HON HAI Precision Industry Co., Ltd.	1,894,088
456,000		Lite-On Technology Corp.	562,541
118,200		MediaTek, Inc.	1,470,124
815,400		Nan Ya Plastics Corp.	1,483,247
72,000		Novatek Microelectronics Corp., Ltd.	354,015
1,411,193		Taiwan Semiconductor Manufacturing Co., Ltd.	2,872,829
774,000		Uni-President Enterprises Corp.	760,406

			15,624,429

		Total Common Stock (Cost $38,513,429)	45,347,465

WARRANTS: 1.4%
		China: 1.4%
263,649	@,X	China Merchants Bank Co., Ltd.	667,032

		Total Warrants (Cost $254,681)	667,032

Total Investments in Securities (Cost $38,768,110)*	99.2%	$46,014,497
Other Assets and Liabilities-Net	0.8	369,633

Net Assets	100.0%	$46,384,130

@	Non-income producing security
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/ Trustees.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/ Trustees.
*	Cost for federal income tax purposes is $38,956,968.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$7,380,680
Gross Unrealized Depreciation	(323,151)

Net Unrealized Appreciation	$7,057,529

Percentage of
Industry	Net Assets

Airlines	1.2%
Apparel	3.0
Banks	9.5
Building Materials	2.4
Chemicals	3.2
Commercial Services	0.4
Computers	1.2
Distribution/ Wholesale	1.3
Diversified Financial Services	4.3
Electronics	5.5
Food	1.7
Holding Companies — Diversified	8.6
Insurance	4.4
Iron/ Steel	3.5
Machinery — Diversified	0.6
Metal Fabricate/ Hardware	1.1
Oil & Gas	4.3
Real Estate	20.2
Semiconductors	10.9
Software	1.0
Telecommunications	6.2
Textiles	1.9
Transportation	2.8
Other Assets and Liabilities — Net	0.8

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS INTERNATIONAL EQUITY FUND
AS OF APRIL 30, 2007 (UNAUDITED)

Shares			Value

COMMON STOCK: 92.7%
		Australia: 4.4%
9,130		Amcor Ltd.	$56,238
8,879		APN News & Media Ltd.	44,240
3,436		Australia & New Zealand Banking Group Ltd.	86,815
5,007		BHP Billiton Ltd.	122,243
6,236		BlueScope Steel Ltd.	61,917
7,815		Boral Ltd.	54,496
30,809		Coles Myer Ltd.	439,663
48,717		Commonwealth Property Office Fund	58,120
3,380		Computershare Ltd.	29,139
1,346		CSL Ltd.	96,955
20,363		CSR Ltd.	61,763
9,039		Foster’s Group Ltd.	47,720
28,174	**	ING Industrial Fund	56,901
14,234		Macquarie Airports Management Ltd.	46,891
9,471		Macquarie Goodman Group	55,549
96,386		Macquarie Office Trust	127,951
58,659		Pacific Brands Ltd.	156,943
13,152		Qantas Airways Ltd.	57,776
8,195		Rio Tinto Ltd.	559,666
21,942		Santos Ltd.	203,207
14,472		Stockland	103,047
53,776		Suncorp-Metway Ltd.	951,938
8,875		TABCORP Holdings Ltd.	132,994
12,907		Tattersall’s Ltd.	55,003
74,156		Telstra Corp., Ltd.	286,479
3,699		Wesfarmers Ltd.	119,789
26,193		Zinifex Ltd.	357,742

			4,431,185

		Austria: 0.1%
6,334	@	Immofinanz Immobilien Anlagen AG	102,955

			102,955

		Belgium: 1.3%
1,534		AGFA-Gevaert NV	37,096
597		Delhaize Group	57,319
301		D’ieteren SA	131,452
17,734		Fortis	796,943
3,667		InBev NV	285,851
279		KBC Groep NV	36,913

			1,345,574

		Bermuda: 0.0%
800		Frontline Ltd.	29,935

			29,935

		Denmark: 1.4%
36		AP Moller — Maersk A/ S	406,582
525		Carlsberg A/ S	58,801
9,850		Novo-Nordisk A/ S	964,241

			1,429,624

		Finland: 0.8%
5,883		Kesko OYJ	408,151
9,000	@	Nokia OYJ	227,034
1,682		Outokumpu OYJ	55,889
1,153		Rautaruukki OYJ	62,172
905		Sampo OYJ	28,195
448		Wartsila OYJ	29,953

			811,394

		France: 7.5%
282		Accor SA	26,562
632		Air France-KLM	32,232
412	@	Atos Origin	29,539
989		AXA SA	45,409
11,392		BNP Paribas	1,321,591
13,045		Bouygues SA	1,039,440
6,113		Capgemini SA	462,376
365		Cie de Saint-Gobain	38,975
27,623		Credit Agricole SA	1,163,184
6,271		Groupe Danone	1,031,075
171		PPR	29,718
1,796		Sanofi-Aventis	164,400
321		Societe Generale	68,028
3,123		Sodexho Alliance SA	247,540
584		Technip SA	46,056
8,768		Total SA	646,360
3,551		Veolia Environnement	293,072
20,757		Vivendi	856,211
378		Zodiac SA	29,013

			7,570,781

		Germany: 9.3%
7,355		Allianz AG	1,674,169
245		BASF AG	29,241
441		Celesio AG	31,598
810		Commerzbank AG	40,419
4,443		DaimlerChrysler AG	359,243
7,799		Deutsche Bank AG	1,197,351
17,229		Deutsche Lufthansa AG	514,050
9,787		Deutsche Post AG	336,532
1,072		E.ON AG	161,092
188		Fresenius Medical Care AG & Co. KGaA	28,165
626		Heidelberger Druckmaschinen	29,529
2,367		Henkel KGaA	372,144
4,957		Hochtief AG	520,767
271		Merck KGaA	35,985
388		Metro AG	29,914
6,426		Muenchener Rueckversicherungs AG	1,139,822
7,356		RWE AG	777,442
4,091		Salzgitter AG	672,458
1,625		Siemens AG	196,153
20,554		ThyssenKrupp AG	1,097,767
1,132		Volkswagen AG	170,917
612		Wincor Nixdorf AG	59,423

			9,474,181

		Gibraltar: 0.1%
69,825		PartyGaming PLC	66,460

			66,460

		Greece: 0.1%
2,522		Coca-Cola Hellenic Bottling Co. SA	109,343

			109,343

		Hong Kong: 2.1%
2,000		Cheung Kong Holdings Ltd.	25,910
48,000		Hong Kong & China Gas	114,154
150,000		Noble Group Ltd.	155,601
31,000		Orient Overseas International Ltd.	262,137
78,500		Swire Pacific Ltd.	896,391
4,000		Television Broadcasts Ltd.	26,416
157,523		Wharf Holdings Ltd.	579,834
10,000		Yue Yuen Industrial Holdings	34,919

			2,095,362

		Ireland: 0.2%
9,019		Depfa Bank PLC	166,726

			166,726

		Italy: 3.8%
48,340		Autogrill S.p.A.	961,689
979		Banche Popolari Unite Scpa	29,624
882		Banco Popolare di Verona e Novara Scrl	29,447
3,047		Capitalia S.p.A.	29,012
4,407		ENI S.p.A.	146,153
140,734		Intesa Sanpaolo S.p.A.	1,179,217
1,797		Italcementi S.p.A.	57,410
37,903		Pirelli & C S.p.A.	47,281
363,078		Telecom Italia S.p.A.	1,089,377

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS INTERNATIONAL EQUITY FUND
AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Italy (continued)
73,242		Telecom Italia S.p.A. RNC	$178,928
6,450		UniCredito Italiano S.p.A.	66,269

			3,814,407

		Japan: 19.8%
5,000		77 Bank Ltd.	32,780
2,800		Advantest Corp.	123,928
2,000		Ajinomoto Co., Inc.	24,605
7,000		All Nippon Airways Co., Ltd.	27,101
4,000		Amada Co., Ltd.	44,665
2,300		Amano Corp.	30,144
900		Aoyama Trading Co., Ltd.	27,519
10,000		Asahi Kasei Corp.	70,713
40,000		Bank of Yokohama Ltd.	292,841
1,600		Canon Sales Co., Inc.	31,138
500		Canon, Inc.	28,052
13,000		Chiba Bank Ltd.	107,450
1,500		Circle K Sunkus Co., Ltd.	25,784
24,000		COMSYS Holdings Corp.	268,005
25,000		Dai Nippon Printing Co., Ltd.	398,499
4,000		Daicel Chemical Industries Ltd.	26,944
5,000		Daido Steel Co., Ltd.	28,813
4,000		Daifuku Co., Ltd.	50,362
16,000		Dainippon Ink & Chemicals	59,986
17,000		Dainippon Screen Manufacturing Co., Ltd.	143,077
20,000		Daiwa House Industry Co., Ltd.	313,501
5,100		Eisai Co., Ltd.	242,222
1,300	@	Elpida Memory, Inc.	54,772
6,000		Fuji Electric Holdings Co., Ltd.	27,868
700		Fuji Photo Film Co., Ltd.	28,835
900		Fuji Soft, Inc.	25,856
99,000		Fujikura Ltd.	635,452
38,000		Fujitsu Ltd.	238,857
3,000	@	Fukuoka Financial Group, Inc.	22,848
20,000		Furukawa Electric Co., Ltd.	122,086
33,000		Gunma Bank Ltd.	219,800
8,000	@	Haseko Corp.	26,493
6,000		Hitachi Cable Ltd.	35,060
6,800		Hitachi Chemical Co., Ltd.	149,409
2,300		Hitachi High-Technologies Corp.	59,554
4,000		Hitachi Ltd.	30,379
500		Ibiden Co., Ltd.	28,421
18		Inpex Holdings, Inc.	151,904
30,000		Itochu Corp.	295,375
9,000		Joyo Bank Ltd.	55,178
4,000		Kaneka Corp.	36,468
5,700		Katokichi Co., Ltd.	37,161
24,000		Kawasaki Kisen Kaisha Ltd.	260,659
80		KDDI Corp.	628,692
5,000		Keisei Electric Railway Co., Ltd.	32,324
1,000		Komori Corp.	23,096
54,000		Konica Minolta Holdings, Inc.	738,876
56,000		Kubota Corp.	529,258
13,000		Kuraray Co., Ltd.	144,463
10,600		Kyushu Electric Power Co., Inc.	298,585
1,200		Matsumotokiyoshi Co., Ltd.	28,197
58,000		Matsushita Electric Industrial Co., Ltd.	1,118,364
3,000		Matsushita Electric Works Ltd.	33,934
14,000		Mediceo Paltac Holdings Co., Ltd.	255,289
800		Meitec Corp.	26,094
2,500		Mitsubishi Corp.	53,291
3,000		Mitsubishi Gas Chemical Co., Inc.	25,903
9,000		Mitsubishi Materials Corp.	43,910
28,000		Mitsubishi Rayon Co., Ltd.	194,622
21		Mitsubishi UFJ Financial Group, Inc.	218,444
18,000		Mitsui Mining & Smelting Co., Ltd.	86,815
3,000		Mitsui OSK Lines Ltd.	37,807
800		Mitsumi Electric Co., Ltd.	26,682
173		Mizuho Financial Group, Inc.	1,041,068
1,800		Namco Bandai Holdings, Inc.	29,251
3,000		NHK Spring Co., Ltd.	25,780
5,000		Nichirei Corp.	29,892
400		Nidec Corp.	25,235
2,000		Nippon Meat Packers, Inc.	24,360
6,500		Nippon Mining Holdings, Inc.	52,202
10		Nippon Telegraph & Telephone Corp.	49,650
26,000		Nippon Yusen KK	223,602
9,000		Nishimatsu Construction Co., Ltd.	27,970
1,690		ORIX Corp.	450,619
88,000		Osaka Gas Co., Ltd.	329,968
36		Resona Holdings, Inc.	81,244
2,000		Ricoh Co., Ltd.	43,896
1,000		Rinnai Corp.	27,425
1,400		Sankyo Co., Ltd.	61,362
18		Sapporo Hokuyo Holdings, Inc.	173,918
3,800		Sega Sammy Holdings, Inc.	85,999
900		Seiko Epson Corp.	27,259
2,000		Sekisui House Ltd.	29,517
27,900		Seven & I Holdings Co., Ltd.	804,519
1,000		Shin-Etsu Chemical Co., Ltd.	64,543
5,000		Shizuoka Bank Ltd.	52,657
300		SMC Corp.	38,351
8,200		Sojitz Corp.	30,988
10,200		Stanley Electric Co., Ltd.	202,611
4,000		Sumitomo Bakelite Co., Ltd.	28,317
5,000		Sumitomo Chemical Co., Ltd.	33,024
3,000		Sumitomo Heavy Industries	30,881
3,000		Sumitomo Metal Mining Co., Ltd.	55,732
140		Sumitomo Mitsui Financial Group, Inc.	1,223,050
9,000		Sumitomo Osaka Cement Co., Ltd.	26,253
3,000		Sumitomo Trust & Banking Co., Ltd.	29,298
8,000		Suruga Bank Ltd.	96,716
1,300		Suzuken Co., Ltd.	45,604
41,000		Tanabe Seiyaku Co., Ltd.	530,496
5,200		THK Co., Ltd.	126,715
10,500		Tohoku Electric Power Co., Inc.	250,738
1,900		Tokyo Electric Power Co., Inc.	63,148
10,700		Tokyo Electron Ltd.	742,051
800		Tokyo Seimitsu Co., Ltd.	27,641
4,000		Tokyu Corp.	29,090
6,000		Toppan Printing Co., Ltd.	60,862
8,000		Toshiba Corp.	59,571
14,000		Tosoh Corp.	64,015
28,400		Toyo Seikan Kaisha Ltd.	565,159
1,200		Toyoda Gosei Co., Ltd.	29,658
31,500		Toyota Motor Corp.	1,913,278
1,700		Ushio, Inc.	33,302
420		USS Co., Ltd.	26,498
11		West Japan Railway Co.	49,779
15,000		Yaskawa Electric Corp.	171,420
1,800		Yokogawa Electric Corp.	26,538
25,000		Zeon Corp.	257,356

			20,115,286

		Netherlands: 5.8%
1,367		Aegon NV	28,214
22,373		Arcelor Mittal	1,194,644
1,407	@	ASML Holding NV	38,222
3,823		Buhrmann NV	51,367
31,629		European Aeronautic Defence and Space Co. NV	1,012,345
16,934	@	Koninklijke Ahold NV	215,692
781		Koninklijke DSM NV	37,256
1,995		OCE NV	37,561
32,661		Royal Dutch Shell PLC — Class A	1,134,478
36,297		Royal Dutch Shell PLC — Class B	1,278,208
1,714		Royal KPN NV	29,101
3,007		SBM Offshore NV	107,744
24,196		Unilever NV	738,390

			5,903,222

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS INTERNATIONAL EQUITY FUND
AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		New Zealand: 0.2%
17,123		Contact Energy Ltd.	$115,379
4,410		Fletcher Building Ltd.	37,185
39,232		Vector Ltd.	82,962

			235,526

		Norway: 1.7%
1,500		Aker Kvaerner ASA	35,150
2,000		DNB NOR ASA	28,534
13,900		Norsk Hydro ASA	479,109
2,000		Norske Skogindustrier ASA	30,604
6,990	@	Petroleum Geo-Services ASA	191,195
32,800		Statoil ASA	917,957
1,500		Tandberg ASA	31,698

			1,714,247

		Portugal: 0.4%
61,115		Energias de Portugal SA	334,436
19,255		Sonae SGPS SA	52,344

			386,780

		Singapore: 1.6%
29,000	@	Chartered Semiconductor Manufacturing Ltd.	27,063
22,000		ComfortDelgro Corp., Ltd.	32,915
72,000		DBS Group Holdings Ltd.	998,954
86,000		Neptune Orient Lines Ltd.	202,133
33,000		Parkway Holdings Ltd.	85,257
22,000		Singapore Petroleum Co., Ltd.	69,547
20,000		Singapore Press Holdings Ltd.	57,094
61,000	@	STATS ChipPAC Ltd.	73,234
27,000		Wing Tai Holdings Ltd.	59,180

			1,605,377

		Spain: 1.2%
6,856		Banco Bilbao Vizcaya Argentaria SA	163,930
15,826		Banco Santander Central Hispano SA	284,863
9,485		Endesa SA	518,174
1,560		Repsol YPF SA	51,395
10,648		Telefonica SA	239,169

			1,257,531

		Sweden: 3.1%
8,602		Atlas Copco AB	308,764
1,650		Boliden AB	41,009
1,100		Fabege AB	29,300
3,900		Nobia AB	53,263
69,800		Nordea Bank AB	1,206,964
700	@	Scania AB	66,881
1,800		Securitas AB	27,341
900		Skandinaviska Enskilda Banken AB	32,960
1,000		SSAB Svenskt Staal AB	33,047
1,600		Svenska Handelsbanken AB	48,778
1,600		Trelleborg AB	49,338
62,810		Volvo AB	1,232,754

			3,130,399

		Switzerland: 7.3%
20,292		Credit Suisse Group	1,592,573
1,620		Nestle SA	641,307
8,322		Novartis AG	483,473
1,592	@	OC Oerlikon Corp. AG	856,593
8,789		Roche Holding AG	1,655,031
2,733		Schindler Holding AG	174,477
15,703		STMicroelectronics NV	306,455
103		Swatch Group AG — BR	29,513
685		Swatch Group AG — REG	39,827
7,712		Swiss Reinsurance	724,928
12,503		UBS AG — REG	812,556
245		Zurich Financial Services AG	71,092

			7,387,825

		United Kingdom: 19.0%
42,773		3i Group PLC	982,548
8,946		Alliance Boots PLC	199,603
14,458		Amvescap PLC	169,649
1,341		Anglo American PLC	70,618
20,511		AstraZeneca PLC	1,115,514
15,074		Aviva PLC	236,493
16,248		Barclays PLC	234,568
961		Bellway PLC	28,938
1,993	@	Berkeley Group Holdings PLC	68,613
57,513		BHP Billiton PLC	1,285,087
93,418		BP PLC	1,048,020
73,615	@	British Airways PLC	740,557
3,019		British American Tobacco PLC	93,440
893		British Land Co. PLC	26,084
140,053		BT Group PLC	880,983
1,141		Carnival PLC	57,464
38,691		Centrica PLC	298,136
43,377		Compass Group PLC	313,707
11,772		Daily Mail & General Trust	196,076
15,575		Davis Service Group PLC	196,656
4,817		Enterprise Inns PLC	61,359
6,478		First Choice Holidays PLC	37,086
19,151		FKI PLC	45,864
7,262		Friends Provident PLC	27,342
2,614		George Wimpey PLC	30,282
23,834		GlaxoSmithKline PLC	687,450
18,700		HBOS PLC	401,295
54,571		HSBC Holdings PLC	1,006,892
11,695		Imperial Tobacco Group PLC	509,752
4,152		Investec PLC	58,757
688		Land Securities Group PLC	26,784
260,800		Legal & General Group PLC	799,802
2,587		Lloyds TSB Group PLC	29,873
18,446		LogicaCMG PLC	67,282
34,019		Marks & Spencer Group PLC	501,804
14,132		Misys PLC	70,234
64,932		National Grid PLC	1,019,516
14,974		Old Mutual PLC	53,143
1,579		Pearson PLC	27,009
7,728		Premier Farnell PLC	33,543
1,541		Punch Taverns PLC	39,797
4,355		Resolution PLC	56,060
21,900		Rexam PLC	229,247
2,941		Rio Tinto PLC	178,710
45,158		Royal Bank of Scotland Group PLC	1,729,044
56,842		Scottish & Newcastle PLC	697,529
4,454		Standard Life PLC	28,771
13,396		Taylor Woodrow PLC	129,070
4,189		Tesco PLC	38,521
63,261		Tomkins PLC	333,511
718		Travis Perkins PLC	28,620
3,692		Trinity Mirror PLC	39,300
27,137		Unilever PLC	849,030
29,308		United Business Media PLC	471,433
199,406		Vodafone Group PLC	567,301
2,285		Wolseley PLC	54,973
1,799		WPP Group PLC	26,636

			19,235,376

		United States: 1.5%
19,800		iShares MSCI EAFE Index Fund	1,567,368

			1,567,368

		Total Common Stock (Cost $83,386,123)	93,986,864

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS INTERNATIONAL EQUITY FUND
AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

PREFERRED STOCK: 1.9%
		Germany: 1.9%
222		Porsche AG	$371,843
993		ProSieben SAT.1 Media AG	36,143
4,894		RWE AG	478,124
9,845		Volkswagen AG	995,136

		Total Preferred Stock (Cost $1,161,113 )	1,881,246

RIGHTS: 0.0%
		Sweden: 0.0%
12,562	@	Volvo Aktiebolaget Rights	46,873

		Total Rights (Cost $—)	46,873

Total Investments in Securities (Cost $84,547,236)*	94.6%	$95,914,983
Other Assets and Liabilities-Net	5.4	5,503,425

Net Assets	100.0%	$101,418,408

@	Non-income producing security
**	Investment in affiliate
*	Cost for federal income tax purposes is $85,031,659.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$12,023,577
Gross Unrealized Depreciation	(1,140,253)

Net Unrealized Appreciation	$10,883,324

Percentage of
Industry	Net Assets

Advertising	0.0%
Aerospace/ Defense	1.0
Agriculture	0.6
Airlines	1.4
Apparel	0.0
Auto Manufacturers	3.9
Auto Parts & Equipment	0.1
Banks	16.7
Beverages	1.2
Biotechnology	0.1
Building Materials	0.4
Chemicals	0.9
Commercial Services	0.7
Computers	0.9
Distribution/ Wholesale	0.6
Diversified Financial Services	3.1
Electric	4.1
Electrical Components & Equipment	1.1
Electronics	0.6
Engineering & Construction	1.9
Entertainment	0.2
Food	4.1
Food Service	0.6
Forest Products & Paper	0.0
Gas	0.7
Hand/ Machine Tools	0.4
Healthcare — Services	0.1
Holding Companies — Diversified	1.6
Home Builders	0.6
Home Furnishings	1.2
Household Products/ Wares	0.5
Insurance	4.8
Investment Companies	1.5
Iron/ Steel	3.2
Leisure Time	0.3
Lodging	0.0
Machinery — Construction & Mining	0.3
Machinery — Diversified	1.9
Media	1.7
Mining	2.8
Miscellaneous Manufacturing	1.6
Office/ Business Equipment	0.1
Oil & Gas	6.1
Oil & Gas Services	0.3
Packaging & Containers	0.8
Pharmaceuticals	6.1
Real Estate	0.6
Real Estate Investment Trusts	0.1
Retail	3.3
Semiconductors	2.1
Software	0.1
Telecommunications	4.1
Textiles	0.3
Transportation	1.9
Venture Capital	1.0
Water	0.3
Other Assets and Liabilities — Net	5.4

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CAPITAL APPRECIATION FUND
AS OF APRIL 30, 2007 (UNAUDITED)

Shares			Value

COMMON STOCK: 97.6%
		Australia: 2.7%
18,516		Rio Tinto Ltd.	$1,264,524
43,589		Woodside Petroleum Ltd.	1,417,286

			2,681,810

		Austria: 1.3%
16,143		Erste Bank der Oesterreichischen Sparkassen AG	1,292,565

			1,292,565

		Brazil: 3.5%
28,454		Banco Itau Holding Financeira SA ADR	1,097,755
20,562		Cia de Bebidas das Americas ADR	1,201,232
11,043		Petroleo Brasileiro SA ADR	1,117,883

			3,416,870

		Canada: 4.6%
36,355		Cameco Corp.	1,694,870
45,900		Manulife Financial Corp.	1,657,462
13,843		Suncor Energy, Inc.	1,114,362

			4,466,694

		China: 3.5%
1,252,000		China Petroleum & Chemical Corp.	1,091,709
29,284	@	Focus Media Holding Ltd. ADR	1,083,508
423,000	@	Foxconn International Holdings Ltd.	1,267,827

			3,443,044

		Denmark: 2.2%
32,478	@	Vestas Wind Systems A/ S	2,099,869

			2,099,869

		France: 4.9%
13,380		Electricite de France	1,162,842
13,150		Iliad SA	1,330,808
9,276		LVMH Moet Hennessy Louis Vuitton SA	1,081,219
16,034		Total SA ADR	1,181,545

			4,756,414

		Germany: 4.4%
19,726		Adidas AG	1,173,455
9,451		RWE AG	998,858
22,742		SAP AG ADR	1,091,616
5,894	@	Wacker Chemie AG	1,071,186

			4,335,115

		Greece: 1.6%
27,304		National Bank of Greece SA	1,529,434

			1,529,434

		Hong Kong: 2.1%
170,300		Esprit Holdings Ltd.	2,063,998

			2,063,998

		India: 2.7%
16,311		HDFC Bank Ltd. ADR	1,184,668
27,727		Infosys Technologies Ltd. ADR	1,451,508

			2,636,176

		Ireland: 1.5%
67,323		Anglo Irish Bank Corp. PLC	1,512,430

			1,512,430

		Israel: 1.5%
38,258		Teva Pharmaceutical Industries Ltd. ADR	1,465,664

			1,465,664

		Italy: 4.2%
56,255		Saipem S.p.A.	1,760,610
225,666		UniCredito Italiano S.p.A.	2,318,564

			4,079,174

		Japan: 13.1%
97,000		NGK Insulators Ltd.	2,117,111
15,100		Nidec Corp.	952,637
29,000		Nitto Denko Corp.	1,279,901
5,920		ORIX Corp.	1,578,501
57,000		Sharp Corp.	1,046,022
13,000		SMC Corp.	1,661,890
149		Sumitomo Mitsui Financial Group, Inc.	1,301,675
29,900		Toyota Motor Corp.	1,816,096
11,300		Yamada Denki Co., Ltd.	1,044,111

			12,797,944

		Luxembourg: 1.9%
22,508	@	Millicom International Cellular SA	1,828,775
234	@	Millicom Intl Cellular S.A.	19,013

			1,847,788

		Mexico: 1.1%
27,906		Wal-Mart de Mexico SA de CV ADR	1,097,724

			1,097,724

		Netherlands: 1.3%
30,980		Koninklijke Philips Electronics NV	1,271,419

			1,271,419

		Norway: 1.3%
43,989	@	Renewable Energy Corp. AS	1,258,935

			1,258,935

		Singapore: 1.4%
97,000		Keppel Corp., Ltd.	1,355,647

			1,355,647

		South Korea: 2.1%
13,263		Hyundai Motor Co.	838,828
3,980	#	Samsung Electronics GDR	1,227,576

			2,066,404

		Spain: 5.0%
75,643		Banco Bilbao Vizcaya Argentaria SA	1,808,659
77,661		Banco Santander Central Hispano SA	1,397,875
76,191		Telefonica SA	1,711,358

			4,917,892

		Switzerland: 13.2%
81,853		ABB Ltd.	1,635,646
13,577		Holcim Ltd.	1,454,373
3,211		Nestle SA	1,271,133
35,525		Novartis AG	2,063,850
10,513		Roche Holding AG	1,979,673
7,183	@	Syngenta AG	1,426,909
7,717		Synthes, Inc.	1,007,962
31,368		UBS AG — Reg	2,038,572

			12,878,118

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CAPITAL APPRECIATION FUND
AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Taiwan: 1.2%
107,921		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	$1,137,487

			1,137,487

		United Kingdom: 15.3%
511,588		ARM Holdings PLC	1,361,069
91,207	@	Autonomy Corp. PLC	1,361,004
114,411		Barclays PLC	1,651,719
102,441		British Sky Broadcasting PLC	1,173,307
21,660		Carnival PLC	1,090,851
140,442		Michael Page International PLC	1,607,625
48,868		Northern Rock PLC	1,044,975
139,531		Prudential PLC	2,073,320
19,352		Reckitt Benckiser PLC	1,058,679
105,808		Smith & Nephew PLC	1,320,221
126,576		Tesco PLC	1,163,959

			14,906,729

Total Investments in Securities (Cost $84,131,849)*	97.4%	$95,315,344
Other Assets and Liabilities-Net	2.6	2,531,726

Net Assets	100.0%	$97,847,070

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
*	Cost for federal income tax purposes is $84,678,974.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$11,736,675
Gross Unrealized Depreciation	(1,100,305)

Net Unrealized Appreciation	$10,636,370

Percentage of
Industry	Net Assets

Advertising	1.1%
Apparel	3.3
Auto Manufacturers	2.7
Banks	16.5
Beverages	1.2
Building Materials	1.5
Chemicals	3.9
Commercial Services	1.6
Diversified Financial Services	3.7
Electric	2.2
Electrical Components & Equipment	3.2
Electronics	3.5
Energy — Alternate Sources	1.3
Engineering & Construction	1.7
Food	2.5
Hand/ Machine Tools	2.7
Healthcare — Products	2.4
Holding Companies — Diversified	2.5
Household Products/ Wares	1.1
Insurance	3.8
Internet	1.4
Leisure Time	1.1
Media	1.2
Mining	3.0
Oil & Gas	6.0
Oil & Gas Services	1.8
Pharmaceuticals	5.6
Retail	2.2
Semiconductors	3.8
Software	4.0
Telecommunications	4.9
Other Assets and Liabilities — Net	2.6

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH OPPORTUNITIES FUND
AS OF APRIL 30, 2007 (UNAUDITED)

Shares			Value

COMMON STOCK: 98.1%
		Belgium: 1.5%
25,372		InBev NV	$1,977,805

			1,977,805

		Brazil: 3.5%
160,900	@	NET Servicos de Comunicacao SA	2,427,244
23,362		Uniao de Bancos Brasileiros SA GDR	2,267,516

			4,694,760

		Canada: 1.3%
422,500	@	Bombardier, Inc. — Class B	1,739,639

			1,739,639

		China: 0.1%
213,000	@,#	China Citic Bank	178,898
8,000	@,#	China Molybdenum Co., Ltd.	12,763

			191,661

		France: 4.9%
13,210	@	Alstom	1,964,161
21,123		LVMH Moet Hennessy Louis Vuitton SA	2,462,116
12,044		PPR	2,093,109

			6,519,386

		Germany: 3.6%
10,107		Allianz AG	2,300,588
24,800		Wincor Nixdorf AG	2,407,980

			4,708,568

		Greece: 1.5%
64,971		Alpha Bank AE	1,977,366

			1,977,366

		Hong Kong: 4.4%
931,000		Kowloon Development Co., Ltd.	1,875,734
612,000		Li & Fung Ltd.	1,901,332
900,000		New World Development Ltd.	2,113,144

			5,890,210

		India: 1.2%
26,308		Bajaj Auto Ltd.	1,551,314

			1,551,314

		Ireland: 1.6%
48,450		CRH PLC	2,123,525

			2,123,525

		Italy: 5.3%
64,000		Banco Popolare di Verona e Novara Scrl	2,136,724
48,998		Finmeccanica S.p.A.	1,506,237
322,500		UniCredito Italiano S.p.A.	3,313,466

			6,956,427

		Japan: 20.0%
102,800		Chugai Pharmaceutical Co., Ltd.	2,621,325
40,700	@	Elpida Memory, Inc.	1,714,788
33,700		Itochu Techno-Solutions Corp.	1,537,637
448		Mizuho Financial Group, Inc.	2,695,945
2,492		Monex Beans Holdings, Inc.	2,105,149
27,100		Murata Manufacturing Co., Ltd.	1,997,113
35,600		Nidec Corp.	2,245,951
47,600		Nitto Denko Corp.	2,100,803
124,100		Pioneer Corp.	1,582,536
92,300		Seven & I Holdings Co., Ltd.	2,661,546
6,333		Yahoo! Japan Corp.	2,189,680
32,820		Yamada Denki Co., Ltd.	3,032,543

			26,485,016

		Russia: 2.1%
36,964		OAO Gazprom ADR	1,445,615
609,051		TNK-BP Holding	1,279,007

			2,724,622

		South Africa: 1.3%
319,336	@	Aspen Pharmacare Holdings Ltd.	1,743,127

			1,743,127

		South Korea: 2.5%
4,681		Lotte Shopping Co., Ltd.	1,755,500
2,549		Samsung Electronics Co., Ltd.	1,558,864

			3,314,364

		Sweden: 6.6%
92,532		Assa Abloy AB	2,070,428
132,500		Nordea Bank AB	2,291,156
78,400		Sandvik AB	1,495,336
758,000		Telefonaktiebolaget LM Ericsson	2,896,401

			8,753,321

		Switzerland: 7.2%
116,394		ABB Ltd.	2,325,869
27,680	S	Roche Holding AG	5,212,341
6,970		Zurich Financial Services AG	2,022,488

			9,560,698

		Taiwan: 4.1%
284,400		HON HAI Precision Industry Co., Ltd.	1,875,622
2,225,226		Taiwan Cement Corp.	1,976,664
799,000		Taiwan Semiconductor Manufacturing Co., Ltd.	1,626,560

			5,478,846

		Turkey: 1.4%
488,000	@	Turk Sise Ve Cam Fabrikalari	1,850,569

			1,850,569

		United Kingdom: 21.4%
83,800		Anglo American PLC	4,412,943
909,829		ARM Holdings PLC	2,420,580
219,361		Capita Group PLC	3,081,716
179,500		Diageo PLC	3,783,846
592,618		Hays PLC	2,002,192
94,800		HSBC Holdings PLC	1,749,159
48,201		Imperial Tobacco Group PLC	2,100,945
642,100		Legal & General Group PLC	1,969,144
148,654		Marks & Spencer Group PLC	2,192,751
226,689		Reuters Group PLC	2,153,895
165,397		WPP Group PLC	2,448,880

			28,316,051

		United States: 2.6%
58,200	L	Monsanto Co.	3,433,218

			3,433,218

		Total Common Stock (Cost $110,685,364)	129,990,493

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH OPPORTUNITIES FUND
AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 3.9%
		United States: 2.5%
$3,300,000	**,S	ING Institutional Prime Money Market Fund	$3,300,000

			3,300,000

		Securities Lending CollateralCC: 1.4%
1,854,088		The Bank of New York Institutional Cash Reserves Fund	1,854,088

		Total Securities Lending Collateral (Cost $1,854,088)	1,854,088

		Total Short-Term Investments (Cost $5,154,088)	5,154,088

Total Investments in Securities (Cost $115,839,452)*	102.0%	$135,144,581
Other Assets and Liabilities-Net	(2.0)	(2,670,809)

Net Assets	100.0%	$132,473,772

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
L	Loaned security, a portion or all of the security is on loan at April 30, 2007.
**	Investment in affiliate
*	Cost for federal income tax purposes is $115,839,455.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$21,593,907
Gross Unrealized Depreciation	(2,288,781)

Net Unrealized Appreciation	$19,305,126

Percentage of
Industry	Net Assets

Advertising	1.8%
Aerospace/ Defense	1.1
Agriculture	1.6
Banks	12.5
Beverages	4.3
Building Materials	3.1
Chemicals	4.2
Commercial Services	3.8
Computers	3.0
Distribution/ Wholesale	1.4
Electronics	2.9
Engineering & Construction	1.8
Hand/ Machine Tools	2.8
Healthcare — Products	1.3
Holding Companies — Diversified	1.9
Home Furnishings	1.2
Housewares	1.4
Insurance	4.8
Internet	3.2
Leisure Time	1.2
Machinery — Diversified	1.5
Media	3.5
Metal Fabricate/ Hardware	1.6
Mining	3.3
Miscellaneous Manufacturing	1.3
Oil & Gas	2.1
Pharmaceuticals	5.9
Real Estate	3.0
Retail	8.9
Semiconductors	5.5
Telecommunications	2.2
Short-Term Investments	3.9
Other Assets and Liabilities — Net	(2.0)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL REAL ESTATE FUND
AS OF APRIL 30, 2007 (UNAUDITED)

Shares			Value

COMMON STOCK: 95.1%
		Australia: 17.4%
831,000		Australand Property Group	$1,582,658
312,465		Centro Properties Group	2,417,777
1,644,100	@	Challenger Diversified Property Group	1,495,006
758,200		DB Rreef Trust	1,128,620
1,778,100		GPT Group	7,282,593
597,500		Investa Property Group	1,319,217
187,500		Lend Lease Corp., Ltd.	3,089,326
1,152,300		Macquarie CountryWide Trust	2,038,084
1,040,000		Macquarie Goodman Group	6,099,827
1,053,100		Macquarie Office Trust	1,397,971
344,000		Mirvac Group	1,493,648
896,100		Stockland	6,380,610
1,461,600		Valad Property Group	2,719,268
1,000,200		Westfield Group	17,317,843

			55,762,448

		Austria: 1.0%
142,400	@	Conwert Immobilien Invest AG	3,141,904

			3,141,904

		Brazil: 0.6%
177,800	@	BR Malls Participacoes SA	1,304,328
39,000		Iguatemi Empresa de Shopping Centers SA	617,134

			1,921,462

		Canada: 3.5%
75,800		Calloway Real Estate Investment Trust	1,878,097
110,200		Cominar Real Estate Investment Trust	2,368,024
71,700		Dundee Real Estate Investment Trust	2,590,477
184,200		RioCan Real Estate Investment Trust	4,265,195

			11,101,793

		China: 1.1%
1,687,000	@	Country Garden Holdings Co., Ltd.	1,520,422
472,400		Guangzhou R&F Properties Co., Ltd.	1,131,436
1,713,000	@	Shanghai Jin Jiang International Hotels Group Co., Ltd.	930,693

			3,582,551

		Finland: 1.9%
217,100		Citycon OYI	1,731,897
248,430		Sponda OYJ	4,206,856

			5,938,753

		France: 3.6%
25,100		Klepierre	4,840,250
8,400		Societe de la Tour Eiffel	1,425,419
19,200		Unibail	5,322,012

			11,587,681

		Germany: 0.9%
9,600		Deutsche Wohnen AG	560,752
33,380		DIC Asset AG	1,341,101
18,500		IVG Immobilien AG	832,085

			2,733,938

		Hong Kong: 12.7%
2,199,100		Agile Property Holdings Ltd.	2,303,817
636,200		Cheung Kong Holdings Ltd.	8,242,105
789,000		Hang Lung Properties Ltd.	3,022,876
908,200		Hang Lung Properties Ltd.	2,690,392
1,195,300		Hongkong Land Holdings Ltd.	5,562,636
678,000		Kerry Properties Ltd.	3,387,609
1,064,500		Link Real Estate Investment Trust	2,420,291
1,478,700	@	Shui On Land Ltd.	1,266,740
893,500		Sun Hung Kai Properties Ltd.	10,439,370
379,000		Wharf Holdings Ltd.	1,395,080

			40,730,916

		Isle Of Man: 0.4%
23,000	@	Hirco PLC	181,671
598,900	@	Ishaan Real Estate PLC	1,089,824

			1,271,495

		Italy: 0.6%
1,058,900		Beni Stabili S.p.A.	1,794,252

			1,794,252

		Japan: 23.2%
232		Japan Hotel and Resort, Inc.	1,367,385
236		Japan Logistics Fund, Inc.	2,380,529
108		Japan Real Estate Investment Corp.	1,447,698
167		Japan Retail Fund Investment Corp.	1,680,949
751,400		Mitsubishi Estate Co., Ltd.	23,296,037
706,900		Mitsui Fudosan Co., Ltd.	20,634,121
204		New City Residence Investment Corp.	1,157,613
197		Nippon Accommodations Fund, Inc.	1,534,434
419		Nippon Building Fund, Inc.	6,772,813
99	@	Nomura Real Estate Residential Fund, Inc.	777,185
620		NTT Urban Development Corp.	1,472,594
257,700		Sumitomo Realty & Development Co., Ltd.	9,511,975
224		Tokyu REIT, Inc.	2,480,307

			74,513,640

		Jersey: 0.4%
90,700	@	Yatra Capital Ltd.	1,342,943

			1,342,943

		Netherlands: 2.6%
21,780		Rodamco Europe NV	3,207,509
21,700		Vastned Retail NV	2,117,067
20,700		Wereldhave NV	2,994,522

			8,319,098

		Norway: 0.9%
242,500	@	Norwegian Property ASA	2,902,536

			2,902,536

		Philippines: 0.4%
3,056,000		Ayala Land, Inc.	1,109,334

			1,109,334

		Singapore: 5.7%
1,165,300		Allgreen Properties Ltd.	1,384,384
630,000	@	Ascendas Real Estate Investment Trust	1,073,024
1,014,000		Ascott Group Ltd.	1,160,557
1,300,300	@	CapitaCommercial Trust	2,399,810
829,200		CapitaLand Ltd.	4,586,500
794,200	@	CapitaMall Trust	2,068,762
59,900		City Developments Ltd.	627,220
421,000		Keppel Land Ltd.	2,431,092

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL REAL ESTATE FUND
AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Singapore (continued)
1,691,800	@	Macquarie MEAG Prime REIT	$1,369,698
591,000		Wing Tai Holdings Ltd.	1,295,381

			18,396,428

		Sweden: 1.9%
404,400		Castellum AB	6,139,952

			6,139,952

		Thailand: 0.3%
1,429,000		Central Pattana PCL	1,094,236

			1,094,236

		United Kingdom: 15.1%
399,700		British Land Co. PLC	11,674,869
53,500		Capital & Regional PLC	1,636,324
160,400		Derwent Valley Holdings PLC	6,801,813
207,700		Great Portland Estates PLC	2,971,570
133,700		Hammerson PLC	4,043,454
383,500		Land Securities Group PLC	14,929,728
619,700	@	Safestore Holdings Ltd.	3,048,436
133,600		Shaftesbury PLC	1,895,325
102,900		Slough Estates PLC	1,575,715

			48,577,234

		United States: 1.0%
78,500		Brookfield Properties Co. (U.S. Denominated Security)	3,223,995

			3,223,995

		Total Common Stock (Cost $270,614,101)	305,186,589

PURCHASED OPTIONS: 0.4%
		Brazil: 0.4%
67,800		American Style Call Option OTC Brascan Residential Properties SA Zero Strike Option Exp 10/22/07	515,402
93,500	@,X	American Style Call Option OTC Rodobens Negocios Imobiliarios SA Zero Strike Option Exp 01/30/08	915,620

		Total Purchased Options (Cost $1,366,650)	1,431,022

		Total Long-Term Investments (Cost $271,980,750)	306,617,611

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 4.0%
	U.S. Government Agency Obligations: 4.0%
$12,804,000	Federal Home Loan Bank, 4.850%, due 05/01/07	$12,802,275

	Total Short-Term Investments (Cost $12,802,275)	12,802,275

Total Investments in Securities (Cost $284,783,025)*	99.6%	$319,419,886
Other Assets and Liabilities-Net	0.4	1,432,330

Net Assets	100.0%	$320,852,216

@	Non-income producing security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
*	Cost for federal income tax purposes is $287,437,783.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$32,796,828
Gross Unrealized Depreciation	(814,725)

Net Unrealized Appreciation	$31,982,103

Percentage of
Industry	Net Assets

Diversified Property Holdings	20.5%
Offices	4.7
Property Trust	16.7
Real Estate Management/ Services	14.8
Real Estate Operation/ Development	30.8
Residential: Apartments	0.8
Residential: Hotels	0.7
Retail: Shopping Centers	4.9
Storage	1.0
Warehouse/ Industrial	0.7
Short-Term Investments	4.0
Other Assets and Liabilities — Net	0.4

Net Assets	100.0%

At April 30, 2007 the following forward currency contracts were outstanding for the ING International Real Estate Fund:

			In		Unrealized
		Settlement	Exchange		Appreciation/
Currency	Buy/Sell	Date	For	Value	(Depreciation)

			USD
Japanese Yen JPY 2,824,521	Buy	05/07/07	23,688	$23,663	$(25)
Japanese Yen JPY 1,886,416	Buy	05/07/07	15,820	15,804	(16)
Japanese Yen JPY 7,558,200	Buy	05/07/07	63,387	63,320	(67)
Japanese Yen JPY 28,696,981	Buy	05/07/07	240,666	240,412	(254)
Japanese Yen JPY 53,500,130	Buy	05/07/07	448,676	448,203	(473)
Japanese Yen JPY 194,811,780	Buy	05/07/07	1,633,779	1,632,056	(1,723)
Japanese Yen JPY 45,057,485	Buy	05/07/07	377,872	377,474	(398)
Japanese Yen JPY 62,824,095	Buy	05/07/07	526,871	526,315	(556)

					$(3,512)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND
AS OF APRIL 30, 2007 (UNAUDITED)

Shares			Value

COMMON STOCK: 96.8%
		Australia: 7.7%
32,000	@	AED Oil Ltd.	$126,555
87,383		Alesco Corp., Ltd.	975,166
24,000		Allco Finance Group Ltd.	239,237
36,700		Ansell Ltd.	338,744
977,203		APN/ UKA European Retail Trust	1,038,198
135,200		Austal Ltd.	427,951
233,954		Australand Property Group	445,571
29,200	@	Australian Worldwide Exploration Ltd.	73,212
817,837		Beach Petroleum Ltd.	857,575
21,800		Billabong International Ltd.	297,715
121,900	@	Boart Longyear Group	195,401
352,490		Bradken Ltd.	2,781,665
858,609		Centennial Coal Co., Ltd.	2,062,504
387,666		Challenger Financial Services Group Ltd.	1,695,479
286,199		Coates Hire Ltd.	1,252,147
13,250		Cochlear Ltd.	693,974
301,206		Corporate Express Australia Ltd.	1,801,367
93,500		David Jones Ltd.	383,806
65,370		Diversified Utility & Energy Trusts	187,507
478,707		Downer EDI Ltd.	2,963,700
130,250		FKP Property Group	744,369
248,421		Galileo Shopping America Trust	244,679
51,286		GWA International Ltd.	198,262
79,600		Healthscope Ltd.	372,102
104,800		Housewares International Ltd.	282,126
316,823		Independence Group NL	1,932,436
43,400	**	ING Industrial Fund	87,651
1,636,374		Investa Property Group	3,612,942
41,725		Iress Market Technology Ltd.	283,015
140,131		Jubilee Mines NL	1,966,115
511,598		Just Group Ltd.	1,799,401
187,584		Kagara Zinc Ltd.	964,993
49,056		MacArthur Coal Ltd.	201,432
5,985,098		Macquarie DDR Trust	6,213,065
2,013,652		Macquarie Office Trust	2,673,087
1,317,622		Macquarie ProLogis Trust	1,542,583
371,422		MFS Ltd.	1,838,126
604,392		Minara Resources Ltd.	3,689,381
772,480		Mincor Resources NL	2,548,195
56,794		Monadelphous Group Ltd.	641,093
147,043		OneSteel Ltd.	694,716
175,700		Pacific Brands Ltd.	470,087
636,169		Perilya Ltd.	2,206,389
287,110	@	PMP Ltd.	441,223
89,322		Ramsay Health Care Ltd.	855,397
785,704	@	Sally Malay Mining Ltd.	3,478,820
713,283		Seek Ltd.	4,362,102
376,830		Seven Network Ltd.	3,538,025
28,400		Sigma Pharmaceuticals Ltd.	58,167
64,868		Specialty Fashion Group Ltd.	96,531
50,993		Spotless Group Ltd.	212,423
198,228		Straits Resources Ltd.	646,819
51,500		STW Communications Group Ltd.	135,631
478,015	@	Tap Oil Ltd.	591,976
279,665		Tishman Speyer Office Fund	615,927
41,989		Transfield Services Ltd.	444,246
19,050		WorleyParsons Ltd.	432,648

			69,953,654

		Austria: 1.1%
12,700		Austria Technologie & Systemtechnik AG	340,822
6,500	@	Austriamicrosystems AG	442,991
486,895	@	Austrian Airlines	7,443,535
3,823		Palfinger AG	725,761
27,038	@	Zumtobel AG	982,108

			9,935,217

		Belgium: 0.9%
17,129		Bekaert SA	2,434,145
2,338		Cofinimmo	479,479
47,755		Compagnie Maritime Belge SA	3,313,625
11,154		Cumerio	335,655
2,506		D’ieteren SA	1,094,416
3,100		Mobistar SA	268,171
5,500		Omega Pharma SA	444,858
5,500	@	Option NV	97,978

			8,468,327

		Bermuda: 0.9%
284,837		Catlin Group Ltd.	2,959,975
34,750		Frontline Ltd.	1,300,310
619,500		Hiscox Ltd.	3,727,951

			7,988,236

		Brazil: 0.1%
26,500,000		Cia Paranaense de Energia	329,309
15,250		Metalurgica Gerdau SA	403,193

			732,502

		British Virgin Islands: 0.0%
69,618		Empire Online Ltd.	57,774

			57,774

		Canada: 6.7%
13,200		Aeroplan Income Fund	231,913
40,800		AGF Management Ltd.	1,421,144
5,400		Atco Ltd.	238,838
580,800		Aur Resources Inc.	12,763,052
20,500	@	Axcan Pharma, Inc.	356,474
122,200		Baytex Energy Trust	2,312,100
14,500		Biovail Corp.	354,694
31,400	@	Blue Pearl Mining Ltd.	509,235
308,900	@	Breakwater Resources Ltd.	584,458
32,500	@	Calvalley Petroleum Inc.	201,752
5,400		Canadian Western Bank	116,232
16,700		Canfor Pulp Income Fund	223,439
35,900		Cascades Inc.	385,879
7,900		Cinram International Income Fund	177,446
10,200		Corus Entertainment, Inc.	427,520
51,600		Dorel Industries, Inc.	1,666,691
15,800	@	Frontera Copper Corp.	75,591
6,200		Gerdau AmeriSteel Corp.	75,971
10,700		Home Capital Group Inc.	346,576
920	@	Horizon North Logistics Inc.	2,735
51,100		INMET MINING Corp.	3,108,173
11,400		Laurentian Bank of Canada	331,143
840,800	@	Lionore Mining International Ltd.	14,173,680
102,136	@	Lundin Mining Corp.	1,252,429
311,100		Methanex Corp.	7,413,817
8,700		Metro Inc.	303,744
2,700		Mosaid Technologies, Inc.	64,173
68,000	@	Neo Material Technologies, Inc.	226,687
26,200		North West Company Fund	485,098
28,500		Northbridge Financial Corp.	825,547
37,100	@	Oilexco Incorporated	291,813
41,000	@	Pacific Stratus Energy Ltd.	454,365
26,600	@	Petrolifera Petroleum Ltd.	412,457
5,800		Quebecor, Inc.	208,976
68,700	@	Rally Energy Corp.	404,190
38,800		Rothmans Inc.	747,404
26,000		Shawcor Ltd.	691,288
498,300		Sherritt International Corp.	6,644,599
5,500		Sobeys Inc.	283,201
8,700	@	Tesco Corp.	256,947
3,600		Transat A.T. Inc. — Class B	122,443
26,100	@	Westjet Airlines Ltd.	388,008

			61,561,922

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND
AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		China: 0.2%
608,000		CG Technologies Holdings Ltd.	$349,234
2,440,000		China Special Steel Holdings Co., Ltd.	1,287,881
179,000		Weiqiao Textile Co.	321,416

			1,958,531

		Cyprus: 0.0%
94,500	@	Deep Sea Supply PLC	389,137

			389,137

		Denmark: 1.9%
19,525	@	Alm. Brand Skadesforsikring A/ S	1,395,831
3,800		Amagerbanken A/ S	261,262
330		D/ S Norden	377,500
43,700		D/ S Torm A/ S	3,063,361
9,680		Dalhoff Larsen & Horneman A/ S	189,236
24,600		East Asiatic Co., Ltd. A/ S	1,281,149
3,000		NKT Holding A/ S	263,347
1,800		Roskilde Bank	220,238
8,750		Sjaelso Gruppen	326,934
8,483		Solar Holdings A/ S	1,179,432
65,160		Sydbank A/ S	3,651,031
47,700	@	TK Development	1,101,417
14,675	@	Topdanmark A/ S	2,877,368
8,750		TrygVesta AS	741,423

			16,929,529

		Finland: 1.1%
19,718		Cramo PLC	777,624
13,400		Elisa OYJ	389,931
12,200		Finnair OYJ	201,296
59,400		KCI Konecranes OYJ	2,134,877
18,800		Kemira GrowHow OYJ	216,345
9,000		Kemira OYJ	219,042
139,737		Oriola-KD OYJ	656,780
117,044		Ramirent OYJ	2,884,083
41,636		Rautaruukki OYJ	2,245,082
13,540		Sponda OYJ	229,283
1,100		Wartsila OYJ	73,546

			10,027,889

		France: 5.2%
9,600		Air France-KLM	489,600
1,658		Bacou Dalloz	230,335
6,189		Beneteau SA	799,557
21,983		BioMerieux	1,854,987
1,490		Bonduelle S.C.A.	173,761
300		Bongrain SA	32,947
11,383	@	Business Objects SA	426,047
20,442		Capgemini SA	1,546,195
15,767		CFF Recycling	1,042,484
1,700		Ciments Francais SA	385,413
1,109		CNP Assurances	141,373
253,647		Etablissements Maurel et Prom	5,321,963
1,734		Etam Developpement SA	138,594
3,300		Euler Hermes SA	506,788
8,400	@	Eutelsat Communications	207,880
2,262		Faiveley SA	148,018
9,479	I	Generale de Sante	420,404
157,493	@	Genesys	253,523
7,560		Groupe Steria SCA	519,648
37,874		Haulotte Group	1,291,488
20,760		IMS-Intl Metal Service	856,330
7,200		Ipsen	381,646
7,550		IPSOS	291,266
39,055		Kaufman & Broad SA	2,972,462
8,159	@	Meetic	334,313
17,000	@	Neuf Cegetel	691,068
13,209		Nexans SA	1,940,034
188,067		Nexity	16,291,054
3,124		Pierre & Vacances	455,775
5,520		Publicis Groupe	262,636
14,776		Rallye SA	1,031,337
264,700	@	Rhodia SA	1,080,705
1,600		SEB SA	298,055
2,166		Sopra Group SA	213,008
2,567		Thales SA	155,976
11,800	@	Thomson	227,390
75,556	@	UbiSoft Entertainment	3,747,997
10,200		Valeo SA	586,040

			47,748,097

		Germany: 8.2%
20,027	@	Aareal Bank AG	1,052,762
78,277	@	Air Berlin PLC	2,053,599
1,850		AMB Generali Holding AG	292,762
16,404		Arques Industries AG	470,672
5,000	@	Bauer AG	390,657
7,356		BayWa AG	364,687
1,251		Celesio AG	89,634
3,850	@	Colonia Real Estate AG	179,433
10,400		Demag Cranes AG	678,321
14,445		Deutsche Beteiligungs AG	503,573
9,935		Deutsche Euroshop AG	796,519
11,500		Deutsche Lufthansa AG	343,118
11,410		Deutsche Postbank AG	1,114,541
226,894	@	Deutz AG	3,626,695
3,665		Draegerwerk AG	348,314
35,650		Drillisch AG	387,292
25,025	@	Em.Tv Ag	146,620
210,687		EpCos. AG	4,484,622
1,101		Fresenius Medical Care AG & Co. KGaA	164,946
158,883		Gildemeister AG	3,416,303
3,751		Hypo Real Estate Holding AG	250,079
18,101		IKB Deutsche Industriebank AG	744,888
3,259		Jungheinrich AG	132,751
100,793	@	Kloeckner & Co. AG	6,644,584
13,469		Koenig & Bauer AG	485,244
9,250		Kontron AG	170,852
7,701	@	Lanxess	422,564
222,024		MTU Aero Engines Holding AG	12,894,019
24,940		Norddeutsche Affinerie AG	821,894
2,765		Pfeiffer Vacuum Technology AG	285,637
11,650		Pfleiderer AG	381,742
45,264		Salzgitter AG	7,440,272
370,240	@	SGL Carbon AG	14,409,865
12,600		Stada Arzneimittel AG	830,736
11,605		Suedzucker AG	237,868
45,596		TUI AG	1,251,889
21,771		Vossloh AG	2,249,091
35,391		Wincor Nixdorf AG	3,436,323
34,913	@	Wirecard AG	469,517

			74,464,885

		Greece: 0.9%
68,564	@	Aegek SA	66,823
15,970		Hellenic Exchanges SA Holding Clearing Settlement and Registry	378,234
10,990		Jumbo SA	343,686
19,270		Lamda Detergent SA	240,254
23,540		Metka SA	455,005
47,590		Sidenor Steel Production & Manufacturing Co. SA	1,070,688
95,217		Tsakos Energy Navigation Ltd.	5,441,652

			7,996,342

		Guernsey: 0.0%
2,544		Mapeley Ltd.	188,276

			188,276

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND
AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Hong Kong: 1.5%
142,000		ASM Pacific Technology	$895,370
790,000	@	Champion Real Estate Investment Trust	452,410
645,155	@	China Everbright Ltd.	818,829
159,200		Dah Sing Banking Group Ltd.	357,793
1,354,000	@	DVN Holdings Ltd.	374,721
322,000		EganaGoldpfeil Holdings Ltd.	232,993
324,000		Far East Consortium	130,198
97,000		Great Eagle Holding Co.	355,167
230,000		Huabao International Holdings Ltd.	132,195
180,000		Industrial and Commercial Bank of China Asia Ltd.	399,417
358,500		Jinhui Shipping & Transportation Ltd.	2,354,127
38,000		Kerry Properties Ltd.	189,866
560,000		Luk Fook Holdings International Ltd.	223,585
249,000		Pacific Andes Holdings Ltd.	185,635
2,118,000		Pacific Basin Shipping Ltd.	2,113,994
200,000		Peace Mark Holdings Ltd.	223,839
1,582,996		Solomon Systech International Ltd.	234,335
197,000		Television Broadcasts Ltd.	1,300,984
129,194		Vtech Holdings Ltd.	972,828
134,500		Wing Hang Bank Ltd.	1,605,277
710,000		Xinyi Glass Holding Co., Ltd.	464,878

			14,018,441

		Ireland: 0.2%
2,100		FBD Holdings PLC	114,582
51,000		Glanbia PLC	248,122
33,600		Kerry Group PLC	1,004,732
7,800	@	Smurfit Kappa PLC	213,949
55,700		United Drug PLC	206,444

			1,787,829

		Israel: 0.1%
2,859		Delek Group Ltd.	634,168
18,543		Partner Communications	302,876

			937,044

		Italy: 2.2%
77,200		AEM S.p.A.	301,804
63,997		Autostrada Torino-Milano S.p.A.	1,613,490
69,262		Azimut Holding S.p.A.	1,106,684
220,621		Banca Finnat Euramerica S.p.A.	311,293
10,093		Banca Popolare di Milano Scrl	169,683
57,229		Banco di Desio e della Brianza S.p.A.	725,680
32,684		Benetton Group S.p.A.	566,893
14,009		Biesse S.p.A.	419,710
47,800		Brembo S.p.A.	735,612
12,900		Buzzi Unicem S.p.A.	413,168
22,900		Cementir S.p.A.	337,402
324,649		Cofide S.p.A.	610,296
194,213		Cremonini S.p.A.	715,919
18,367		Danieli & Co. S.p.A.	488,740
16,702		ERG S.p.A.	466,914
15,200		Esprinet S.p.A.	322,057
2,300		Fondiaria-Sai S.p.A.	121,812
74,800	@	Gruppo Coin S.p.A.	644,097
94,599		Indesit Co. S.p.A.	2,216,127
18,800		Interpump S.p.A.	222,022
5,600		Italcementi S.p.A.	178,907
1,563		Italmobiliare S.p.A.	200,628
244,510	@	KME Group	241,713
7,300		Marazzi Group S.p.A.	109,033
24,283		Marzotto S.p.A.	131,888
162,389		Navigazione Montanari S.p.A.	972,614
211,200	@	Piaggio & C S.p.A.	1,030,334
18,139		Piccolo Credito Valtellinese Scarl	319,343
35,248		Premafin Finanziaria S.p.A.	127,475
30,163		Prima Industrie S.p.A.	1,562,819
3,068	@	PRYSMIAN S.p.A.	62,801
60,247		Risanamento S.p.A.	604,452
15,800	@	Saras S.p.A.	98,440
621,400		Seat Pagine Gialle S.p.A.	405,186
19,545		Societa Iniziative Autostradali e Servizi S.p.A.	330,844
6,000		Sogefi S.p.A.	57,348
209,305	@	Tiscali S.p.A.	776,946
9,900		Trevi Finanziaria S.p.A.	164,255

			19,884,429

		Japan: 18.8%
166,000		77 Bank Ltd.	1,088,302
14,000		Air Water, Inc.	150,840
15,700		Aisan Industry Co., Ltd.	171,858
182,700		Alpine Electronics, Inc.	3,012,056
124,800		Alps Electric Co., Ltd.	1,289,444
179,100		AOC Holdings, Inc.	2,788,185
206		Ardepro Co., Ltd.	68,881
15,200		Arnest One Corp.	186,567
13,000		Asahi Pretec Corp.	325,595
132,000		Asahi Soft Drinks Co., Ltd.	1,934,553
356,000		Atsugi Co., Ltd.	571,611
12,000		Awa Bank Ltd.	64,995
24		Axell Corp.	73,953
73,000		Bank of Nagoya Ltd.	497,681
27,000		BMB Corp.	107,906
12,400		BML, Inc.	248,874
601		Bosch Corp.	2,889
147,500		Capcom Co., Ltd.	2,236,778
106,100		Century Leasing System, Inc.	1,424,933
1,008,000	@	Chori Co., Ltd.	1,769,808
17,300		Coca-Cola West Holdings Co., Ltd.	377,294
6,000		Cosmos Initia Co., Ltd.	38,115
16,500		Daifuku Co., Ltd.	207,745
37,000		Daihatsu Motor Co., Ltd.	311,255
57,000		Daiichi Jitsugyo Co., Ltd.	254,889
17,000		Daiichikosho Co., Ltd.	173,868
19,000		Daimei Telecom Engineering Corp.	201,678
80		Daiseki Co., Ltd.	1,545
34,000		Daishi Bank Ltd.	144,043
44,000		Daito Bank Ltd.	61,135
265,000		Daiwa Industries Ltd.	1,864,413
189,800		Diamond Lease Co., Ltd.	8,116,591
41,000		Dowa Holdings Co., Ltd.	384,797
19,000		Eagle Industry Co., Ltd.	212,069
53,900		Eizo Nanao Corp.	1,843,598
4		e-machitown Co., Ltd.	12,106
77		ES-Con Japan Ltd.	98,287
12,000		Excel Co., Ltd.	208,423
19,000		Ezaki Glico Co., Ltd.	233,259
13,800		FCC Co., Ltd.	277,471
565		Fields Corp.	829,372
26,000		Foster Electric Co., Ltd.	292,812
374,000	@	Fuji Kosan Co., Ltd.	400,053
53,700		Fuji Machine Manufacturing Co., Ltd.	1,010,148
94,700		Fuji Soft, Inc.	2,720,618
59,000	@	Fujibo Holdings, Inc.	114,216
45,000		Fujikura Ltd.	288,842
24,300		Fujitsu Frontech Ltd.	215,692
195,000	@	Fujitsu General Ltd.	435,487
102,000		Furukawa-Sky Aluminum Corp.	493,451
13,600		Futaba Industrial Co., Ltd.	328,915
170,000		Hanwa Co., Ltd.	853,716
6,300		Happinet Corp.	85,683
83,500	@	Haseko Corp.	276,522
6,000		Hirano Tecseed Co., Ltd.	86,223
264,000		Hitachi Cable Ltd.	1,542,629
39,000		Hitachi Metals Ltd.	417,594

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND
AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Japan (continued)
15,400		Hitachi Software Engineering Co., Ltd.	$367,602
36,400		Hitachi Transport System Ltd.	418,009
1,265,000	@	Hitachi Zosen Corp.	2,257,732
210		Hoosiers Corp.	136,989
54,500	@	Hudson Soft Co., Ltd.	881,189
38,000		Hyakugo Bank Ltd.	252,621
71,000		Hyakujushi Bank Ltd.	412,009
120,400		IBJ Leasing Co., Ltd.	2,628,395
65,400		Inabata & Co., Ltd.	522,778
4,800		Information Services International-Dentsu Ltd.	49,618
88,100		Itochu Enex Co., Ltd.	673,070
172,000		Iwatani International Corp.	504,311
82,400		Izumi Co., Ltd.	1,427,581
21,000		Izumiya Co., Ltd.	164,421
118,100		Japan Airport Terminal Co., Ltd.	2,163,514
860,000		JFE Shoji Holdings, Inc.	4,699,334
69,000		Jidosha Buhin Kogyo Co., Ltd.	269,092
38,000		Joshin Denki Co., Ltd.	253,821
58,000		Juki Corp.	373,843
16,000		Juroku Bank Ltd.	94,166
34,000		Kaken Pharmaceutical Co., Ltd.	262,928
25,000		Kanamoto Co., Ltd.	239,988
1,060,000	@	Kanematsu Corp.	2,016,401
59,900		Kanto Auto Works Ltd.	757,049
33		Kanto Tsukuba Bank Ltd.	253
209,000		Kawai Musical Instruments Manufacturing Co., Ltd.	458,060
154		Kenedix, Inc.	674,609
6,600		Kintetsu World Express, Inc.	238,067
29,700		Koa Corp.	386,906
39,800		Kobayashi Pharmaceutical Co., Ltd.	1,489,062
16,500		Kojima Co., Ltd.	132,476
38,300		Kuroda Electric Co., Ltd.	532,905
33,900		Kyoden Co., Ltd.	117,460
36,000		Kyodo Printing Co., Ltd.	136,767
13,900		Kyoei Steel Ltd.	380,408
297,324		Kyoei Tanker Co., Ltd.	917,412
192,000		Lion Corp.	1,125,243
44,000		Maeda Road Construction Co., Ltd.	346,397
5,900		Mandom Corp.	150,773
55,000		Marudai Food Co., Ltd.	201,973
72,000		Maruei Department Store Co., Ltd.	190,415
12,000		Matsuda Sangyo Co., Ltd.	287,085
8,600		Megane TOP Co., Ltd.	180,819
370,000		Meiji Dairies Corp.	2,958,253
8,000		Minebea Co., Ltd.	46,811
468,000		Mitsubishi Paper Mills Ltd.	836,214
64,000		Mitsubishi Steel Manufacturing Co., Ltd.	314,627
26,000		Mitsui High-Tec, Inc.	381,190
70,000		Mitsui Home Co., Ltd.	451,798
93,700		Mitsumi Electric Co., Ltd.	3,125,111
350,400		Mori Seiki Co., Ltd.	9,200,349
275,000		Morinaga Milk Industry Co., Ltd.	1,259,460
15,100		Moshi Moshi Hotline, Inc.	654,145
12,900		Musashi Seimitsu Industry Co., Ltd.	336,347
4,000		Nadex Co., Ltd.	32,077
8,000		Nagase & Co., Ltd.	105,464
28,700		NEC Fielding Ltd.	366,942
11,400		NEC Leasing Ltd.	220,437
23,300		NEC Networks & System Integration Corp.	270,542
28,000		NHK Spring Co., Ltd.	240,614
54,000		Nichias Corp.	474,467
240,000		Nichirei Corp.	1,434,831
27,300		Nifco, Inc.	645,157
3,500		Nihon Dempa Kogyo Co., Ltd.	171,571
11,000		Nippei Toyama Corp.	106,706
47,000		Nippo Corp.	369,699
31,000		Nippon Chemi-Con Corp.	289,936
13,000		Nippon Pillar Packing Co., Ltd.	117,491
9,000		Nippon Seiki Co., Ltd.	192,944
137,000		Nippon Steel Trading Co., Ltd.	384,397
165,800		Nippon Suisan Kaisha Ltd.	1,068,207
91,000		Nippon Synthetic Chemical Industry Co., Ltd.	389,104
21,000		Nippon Yusoki Co., Ltd.	116,036
3,800		Nishio Rent All Co., Ltd.	59,600
107,000		Nissan Shatai Co., Ltd.	539,127
65,000		Nisshin Oillio Group Ltd.	395,795
226,000		Nissin Kogyo Co., Ltd.	5,999,503
62,000		Nittetsu Mining Co., Ltd.	516,631
107,000		Nitto Boseki Co., Ltd.	405,927
36,000		Ogaki Kyoritsu Bank Ltd.	155,889
33,760		Oiles Corp.	724,957
51,000		Oita Bank Ltd.	357,006
5,170		Okinawa Electric Power Co., Inc.	327,263
5,590		Optex Co., Ltd.	116,239
12,800		Osaka Steel Co., Ltd.	214,824
68,000		Pacific Industrial Co., Ltd.	408,193
1,626		Pacific Management Corp.	3,253,960
401,000		Pacific Metals Co., Ltd.	6,384,391
30,100		Parco Co., Ltd.	338,007
10,000		Pronexus, Inc.	96,238
19,980		Resorttrust, Inc.	435,011
50,900		Ricoh Leasing Co., Ltd.	1,180,405
18,000		Ryobi Ltd.	132,963
16,000		Saizeriya Co., Ltd.	232,816
15,000		San-Ai Oil Co., Ltd.	76,966
47,000		Sanden Corp.	204,469
6,100		Sanei-International Co., Ltd.	236,916
23,000		San-In Godo Bank Ltd.	231,058
75,000		Sankyu, Inc.	396,976
116,900		Santen Pharmaceutical Co., Ltd.	3,199,474
7,500		Satori Electric Co., Ltd.	109,155
24,700	@	Shinki Co., Ltd.	56,979
95,000		Shinko Plantech Co., Ltd.	945,649
22,300		Shinko Shoji Co., Ltd.	446,526
222,000		Shinsho Corp.	702,792
660,000		Shinwa Kaiun Kaisha Ltd.	3,924,327
80,000		Shizuoka Gas Co., Ltd.	556,466
611,000		Sumikin Bussan Corp.	2,460,654
1,300		Sumisho Lease Co., Ltd.	75,852
32,100		Sumitomo Rubber Industries, Inc.	344,530
92		Sun Frontier Fudousan Co., Ltd.	210,735
559		Suncity Co., Ltd.	361,282
33,200		Tachi-S Co., Ltd.	317,435
32,000		Tadano Ltd.	421,761
96,000		Taihei Kogyo Co., Ltd.	553,298
17,600		Taiyo Ink Manufacturing Co., Ltd.	467,507
4,000		Taiyo Yuden Co., Ltd.	87,901
75,000		Takagi Securities Co., Ltd.	312,769
48,000		Takisawa Machine Tool Co., Ltd.	116,620
17,500		Tamron Co., Ltd.	399,774
98,000		Tamura Corp.	473,973
42,000		Tatsuta Electric Wire and Cable Co., Ltd.	125,134
87,000		TBK Co., Ltd.	336,401
36,000		TCM Corp.	105,542
534		Telepark Corp.	705,791
122		Tempstaff Co., Ltd.	175,883
96,000	@	Toa Corp.	109,823
130,000		Toagosei Co., Ltd.	497,299
40,000		Toho Gas Co., Ltd.	207,715
35,800		Toho Pharmaceutical Co., Ltd.	600,829
88,000		Tohto Suisan Co., Ltd.	215,966
257,800		Tokyo Leasing Co., Ltd.	3,813,666
168,000		Tokyo Tekko Co., Ltd.	1,219,632
2,700		Tokyu Community Corp.	75,238
19,000		Tokyu Livable, Inc.	1,349,169
253,000	@	Tonichi Carlife Group, Inc.	442,029

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND
AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Japan (continued)
52,000		Topy Industries Ltd.	$190,653
85,000		Tosoh Corp.	388,663
114,000		Towa Real Estate Development Co., Ltd.	538,335
78,000		Toyo Suisan Kaisha Ltd.	1,553,229
6,300		Toyoda Gosei Co., Ltd.	155,703
43,100		Toyota Auto Body Co., Ltd.	772,215
7,100		Trans Cosmos, Inc.	131,183
67,700		Tsumura & Co.	1,512,749
80,000		Ube Industries Ltd.	253,708
52,000		Uchida Yoko Co., Ltd.	234,220
4,600		UEX Ltd.	97,811
6,000		Ulvac, Inc.	195,538
76,000		UNY Co., Ltd.	908,862
13,400		Urban Corp.	175,829
25,900		Waseda Academy Co., Ltd.	430,480
57		Wowow, Inc.	157,421
5,600		Y A C Co., Ltd.	96,288
11,000		Yamanashi Chuo Bank Ltd.	70,971
290,500		Yamato Kogyo Co., Ltd.	9,535,174
242,000		Yamazen Corp.	1,702,057
38,000		Yaskawa Electric Corp.	434,265
61,000		Yokohama Rubber Co., Ltd.	377,536
25,500		Yonekyu Corp.	282,346
1,124,000		Yuasa Trading Co., Ltd.	1,889,915

			171,796,598

		Liechtenstein: 0.1%
700	@	Liechtenstein Landesbank	720,679
2,110		Verwalt & Privat-Bank AG	547,115

			1,267,794

		Malaysia: 0.1%
1,279,000		Silverlake Axis Ltd.	590,782

			590,782

		Mexico: 0.1%
121,000		Gruma SA de CV	404,921
34,900		Grupo Mexico SA de CV	188,013

			592,934

		Netherlands: 3.0%
65,190		Aalberts Industries NV	6,923,898
61,004		Beter BED Holdings NV	2,158,499
46,436		Binck NV	899,429
26,103		Boskalis Westminster	2,901,773
81,069	@	Draka Holding	3,101,251
4,400		Eriks Group NV	369,953
4,600		Fugro NV	249,358
4,600		Grontmij	731,369
5,688		Heijmans NV	351,773
19,081		Imtech NV	1,527,860
14,400		Koninklijke BAM Groep NV	382,131
13,903		Macintosh Retail Group NV	632,591
7,203		Nieuwe Steen Investments Funds NV	213,031
29,440		OPG Groep NV	1,069,566
6,200		SBM Offshore NV	222,152
20,894		Sligro Food Group NV	858,833
4,560		Smit Internationale NV	342,630
9,113		Stork NV	479,157
10,200		Ten Cate NV	412,549
4,800		TKH Group NV	508,679
5,535	@	TomTom	233,645
196,364		Trader Classified Media NV	303,770
9,600		Univar NV	527,006
16,516		Vastned Offices	676,802
29,300		Wavin NV	665,318
13,500		Wegener NV	312,526

			27,055,549

		New Zealand: 0.2%
862,146		Air New Zealand Ltd.	1,801,405

			1,801,405

		Norway: 3.3%
91,000		ABG Sundal Collier ASA	212,426
902,200		Acta Holding ASA	5,265,384
19,840		Aker Yards AS	355,742
418,500	@	Altinex ASA	83,378
206,800		Cermaq ASA	3,616,471
92,800	@	Ementor ASA	827,522
41,500		Expert ASA	937,077
85,300		Leroy Seafood Group ASA	1,805,497
4,300	@	Renewable Energy Corp. AS	123,063
633,600		Tandberg ASA	13,389,046
101,740	@	TGS Nopec Geophysical Co. ASA	2,326,850
14,350		Veidekke ASA	832,240

			29,774,696

		Portugal: 0.4%
13,766		Jeronimo Martins	394,027
593,070		Portucel Empresa Produtora de Pasta e Papel SA	2,260,488
63,150		Semapa-Sociedade de Investimento e Gestao	1,009,446
57,019		Teixeira Duarte — Engenharia Construcoes SA	263,640

			3,927,601

		Russia: 0.2%
2,700	@	Chelyabinsk Zink Plant GDR	36,855
17,000	@	Vimpel-Communications OAO ADR	1,644,920

			1,681,775

		Singapore: 1.6%
1,447,000		Ho Bee Investment Ltd.	2,245,067
407,000		Labroy Marine Ltd.	619,971
196,000	@	MFS Technology Ltd.	136,820
2,091,000		MMI Holding Ltd.	2,199,399
573,000		MobileOne Ltd.	843,254
656,000		Neptune Orient Lines Ltd.	1,541,854
220,000		Parkway Holdings Ltd.	568,379
352,000		Rotary Engineering Ltd.	232,003
29,000		Singapore Land Ltd.	198,552
677,000		Singapore Petroleum Co., Ltd.	2,140,136
401,000	@	Suntec Real Estate Investment Trust	535,885
5,813,000	@	United Test and Assembly Center Ltd.	3,384,197
30,000		Venture Corp., Ltd.	307,212

			14,952,729

		South Korea: 5.6%
7,444		Amorepacific Corp.	1,395,584
14,627		Core Logic, Inc.	327,712
1,623		Daekyo Co., Ltd.	152,205
4,010		Daelim Industrial Co.	468,337
5,750		Daewoong Pharmaceutical Co., Ltd.	327,880
3,400		DC Chemical Co., Ltd.	483,027
10,590		Dongbu Corp.	174,291
41,100		Dongbu Insurance Co., Ltd.	1,196,611
18,450		Dongkuk Steel Mill Co., Ltd.	503,377
143,450		Dongyang Mechatronics Corp.	920,250
14,210		Doosan Infracore Co., Ltd.	451,833
3,950		GS Holdings Corp.	179,002
1,607		GS Home Shopping, Inc.	142,385
252,992	@	Halim Co., Ltd.	900,161
127,874		Hanjin Shipping	5,579,893
17,450		Hanshin Construction	471,810
6,820		Hansol LCD, Inc.	367,192

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND
AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		South Korea (continued)
376,100		HANWHA CHEM Corp.	$6,331,346
23,199		Honam Petrochemical Corp.	1,922,570
30,250		Hyosung Corp.	1,255,032
2,000		Hyundai Department Store Co., Ltd.	204,665
38,640		Hyundai Marine & Fire Insurance Co., Ltd.	518,034
1,220		Hyundai Mipo Dockyard Co., Ltd.	247,187
2,940		Hyundai Steel Co.	121,254
63,950		Kolon Engineering & Construction Co., Ltd.	1,039,869
6,460		Korea Investment Holdings Co., Ltd.	380,662
12,927		Korea Zinc Co., Ltd.	1,958,236
49,320		Korean Air Lines Co., Ltd.	2,317,535
26,960		Korean Petrochemical Industrial Co.	1,361,177
77,450	@	KP Chemical Corp.	571,020
10,256		Kyeryong Construction Industrial Co., Ltd.	475,984
50,060		LG Chem Ltd.	2,912,843
119,580		LG Petrochemical Co., Ltd.	4,019,800
102,507	@	LG Telecom Ltd.	1,068,418
22,860		LIG Non-Life Insurance Co., Ltd.	382,676
43,900		LS Cable Ltd.	2,396,817
1,200		MegaStudy Co., Ltd.	202,488
103,600		Meritz Fire & Marine Insurance Co., Ltd.	874,774
575		Nong Shim Co., Ltd.	153,625
44,384		People & Telecommunication, Inc.	492,402
42,532		S&T Dynamics Co., Ltd.	403,441
28,830		SeAH Steel Corp.	1,446,812
50,745		SFA Engineering Corp.	2,217,909
48,500		Solomon Mutual Savings Bank	769,870
11,960		STX Shipbuilding Co., Ltd.	345,588
16,830		Sungjee Construction Co., Ltd.	341,064
36,144		Taesan LCD Co., Ltd.	311,350

			51,085,998

		Spain: 0.7%
2,000		Adolfo Dominguez	127,940
32,100		Campofrio Alimentacion SA	649,404
2,000		Fomento de Construcciones y Contratas SA	185,970
56,621	@	Grifols SA	984,673
129,230	@	La Seda de Barcelona SA	412,230
5,406		Pescanova SA	225,747
10,170		Prosegur Cia de Seguridad SA	379,762
20,300		Red Electrica de Espana	932,736
6,500		Union Fenosa SA	355,167
224,342		Uralita SA	1,795,198
15,305		Viscofan SA	357,398

			6,406,225

		Sweden: 2.8%
25,750		Avanza AB	496,267
16,350		Axfood AB	661,394
36,000		Castellum AB	546,583
45,200		D Carnegie AB	893,972
163,521		Fabege AB	4,355,578
15,300		Getinge AB	350,394
13,400		Intrum Justitia AB	182,494
262,800	I	JM AB	9,037,265
18,500		KappAhl Holding AB	201,065
71,300		NCC AB	2,002,853
48,900		Nobia AB	667,837
101,000		Peab AB	3,211,546
27,000		Saab AB	789,629
18,600	@	SAS AB	420,610
43,000		Trelleborg AB	1,325,954
37,500		Wihlborgs Fastigheter AB	811,715

			25,955,156

		Switzerland: 2.7%
5,141	@	Actelion NV	1,221,413
9,200		Addax Petroleum Corp.	358,501
2,139		AFG Arbonia-Forster Holding	1,068,262
9,200		Baloise Holding AG	1,002,499
53		Bank Sarasin & Compagnie AG	209,232
5,060		Bellevue Group AG	405,990
2,911		Bucher Industries AG	436,321
1,269	@	Burckhardt Compression Holding AG	248,906
250		Galenica AG	87,482
977	@	Geberit AG	1,735,075
5,085	@	Georg Fischer AG	3,915,111
80		Hiestand Holding AG	111,600
7,600		Holcim Ltd.	814,115
4,995		Huber & Suhner AG	1,179,148
146,371		Kudelski SA	5,613,497
473		Kuoni Reisen Holding	296,118
7,585	@	Partners Group	957,424
3,150	@	Petroplus Holdings AG	260,816
9,355	@	PSP Swiss Property AG	559,314
652		Rieter Holding AG	360,409
13,027	@	SEZ Holding AG	415,133
293		St Galler Kantonalbank	158,414
2,900	@	Swiss Life Holding	746,424
3,370	@	Swiss Prime Site AG	205,850
572	@	Swissquote Group Holding SA	273,070
2,109		Valartis Group AG	164,416
1,572	@	Valiant Holding	228,344
960		Valora Holding AG	277,635
13,600		Vontobel Holding AG	755,351
124		Zehnder Group AG	291,535

			24,357,405

		Taiwan: 1.6%
19,561		AV TECH Corp.	92,676
56,000		Cipherlab Co., Ltd.	133,124
884,000	@	CMC Magnetics Corp.	265,304
552,000	@	Compeq Manufacturing Co.	222,900
223,022		Coretronic Corp.	351,964
700		Everlight Electronics Co., Ltd.	2,410
66,000		Feng Hsin Iron & Steel Co.	82,129
336,000	@	Gamania Digital Entertainment Co., Ltd.	351,608
1,590,000	@	Grand Pacific Petrochemical Corp.	529,464
1,892,000	@	HannStar Display Corp.	357,318
2,840,000	@	Macronix International	1,180,214
2,765,158		Micro-Star International Co., Ltd.	2,028,520
2,007,227		Nanya Technology Corp.	1,697,431
450,000		Phihong Technology Co., Ltd.	328,578
86,097		POU Chen Corp.	89,828
397,000		Powertech Technology, Inc.	1,479,635
365,000		Sanyang Industrial Co., Ltd.	223,982
168,000		Taiwan Mask Corp.	100,740
523,000		Taiwan Polypropylene Co., Ltd.	426,647
121,000		Taiwan Surface Mounting Technology Co., Ltd.	323,857
395,000		ThaiLin Semiconductor Corp.	318,985
408,000		TSRC Corp.	360,588
447,000		Tung Ho Steel Enterprise Corp.	494,046
740,000		U-Ming Marine Transport Corp.	1,365,418
220		Unimicron Technology Corp.	298
1,243,000		Universal Scientific Industrial Co., Ltd.	775,025
636,052		Vanguard International Semiconductor Corp.	530,521
327,000	@	Walsin Lihwa Corp.	167,301

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND
AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Taiwan (continued)
171,229		Wistron Corp.	$254,263
753,000		Yang Ming Marine Transport Corp.	492,166

			15,026,940

		Thailand: 0.1%
787,100		Thoresen Thai Agencies Pcl	736,940

			736,940

		Turkey: 1.4%
51,189		Akcansa Cimento AS	314,880
372,698	@	Aksa Akrilik Kimya Sanayii	1,028,329
256,362		Aksigorta	1,186,402
137,390		Anadolu Sigorta	281,398
181,497	@	Ayen Enerji	240,954
1		Bolu Cimento Sanayii	2
276,305		Bossa Ticaret Sanayi Isletme	352,947
609,854		Dogan Sriketler Grubu Holdings	1,147,263
174,034		Doktas Dokumculuk Ticaret	639,945
87,532		Ford Otomotiv Sanayi AS	741,345
28,916	@	Goodyear Lastikleri TAS	364,224
746,616	@	Ihlas Holding	383,559
269,660		Is Gayrimenkul Yatirim Or	589,306
83,901		Mardin Cimento Sanayii	404,247
264,065	@	Park Elektrik Madencilik Sanayi Ve Ticaret AS	878,688
1		Petrol Ofisi	3
35,094	@	TAT Konserve	67,657
64,932		Trakya Cam Sanyii AS	184,072
244,931	@	Turk Hava Yollari	1,494,401
104,428	@	Turk Sise Ve Cam Fabrikalari	396,007
38,838		Turk Traktor ve Ziraat Makineleri AS	430,971
540,347	@	Vestel Elektronik Sanayi	1,365,215

			12,491,815

		United Kingdom: 15.0%
78,000		Aberdeen Asset Management PLC	339,708
18,619		Aga Foodservice Group PLC	143,967
474,060		Aggreko PLC	5,297,527
1,020,104		Ashtead Group PLC	3,129,860
91,037		Babcock International Group	798,502
37,300		Balfour Beatty PLC	345,005
45,900		Barratt Developments PLC	988,138
999,743		Beazley Group PLC	3,157,031
23,000		Bellway PLC	692,585
30,700		Bovis Homes Group PLC	687,858
11,766		BPP Holdings PLC	162,605
635,061		Brit Insurance Holdings PLC	4,459,855
92,300	@	British Airways PLC	928,526
119,991		Britvic PLC	826,810
226,323		Burren Energy PLC	3,607,684
167,600		Cable & Wireless PLC	616,816
46,132		Carillion PLC	377,387
415,517	@	Charter PLC	8,486,939
526,952		Chaucer Holdings PLC	1,041,495
7,366		Chemring Group PLC	303,309
150,857	@	Collins Stewart Tullett PLC	768,493
126,400		Computacenter PLC	665,748
21,962		Cranswick PLC	372,402
38,800		Crest Nicholson	478,021
396,911	@	CSR PLC	6,028,021
128,949		Dairy Crest Group PLC	1,723,479
445,643	@	Dana Petroleum PLC	9,240,521
138,832		De La Rue PLC	1,963,880
84,400		DS Smith PLC	399,362
11,700	@	easyJet PLC	164,402
96,000		Elementis PLC	165,094
397,417		Enodis PLC	1,642,140
40,108		Expro International Group	672,714
166,440		Fiberweb PLC	622,386
16,000		Firstgroup PLC	210,083
185,800	@	Galiform PLC	611,184
185,838		Galliford Try PLC	625,346
370,422		Game Group PLC	1,129,965
92,800		GKN PLC	709,469
3,800		Go-Ahead Group PLC	197,646
11,600		Greene King PLC	247,608
3,223		Greggs PLC	327,842
88,075		Halfords Group PLC	660,822
140,700		Henderson Group PLC	448,446
5,026		Homeserve PLC	176,437
19,600		Hunting PLC	299,591
51,706		IG Group Holdings PLC	314,539
70,679		Inchcape PLC	796,029
51,098		Intermediate Capital Group PLC	1,908,858
43,900		Intertek Group PLC	812,762
48,000	@	Invensys PLC	315,091
46,400		Investec PLC	656,628
92,600		JJB Sports PLC	511,093
48,227		JKX Oil & Gas PLC	305,248
216,352		John Wood Group PLC	1,203,254
108,026		Johnston Press PLC	995,443
117,167		Keller Group PLC	2,350,732
32,574		Kensington Group PLC	370,250
15,600		Kier Group PLC	765,157
321,500		Kingston Communications PLC	477,914
14,400		Land of Leather Holdings PLC	79,005
63,698		Lavendon Group PLC	703,100
2,600		Lonmin PLC	169,942
148,148		Mcbride PLC	703,952
162,800		Melrose PLC	605,601
1,537,531		Michael Page International PLC	17,599,966
61,800		Morgan Crucible Co.	343,494
27,866		N Brown Group PLC	165,796
56,010	@,I	NETeller PLC	128,802
42,600		New Star Asset Management Group Ltd.	389,844
12,100		Next PLC	564,388
357,619		Northern Foods PLC	912,619
17,700		Northern Rock PLC	378,490
1,178,084		Northgate Information Solutions PLC	2,048,940
28,216		Northgate PLC	614,613
83,200		Northumbrian Water Group PLC	545,176
122,823		Paragon Group of Cos., LLC	1,333,235
1,307,068		Pendragon PLC	3,143,372
25,700		Pennon Group PLC	306,994
13,200		Persimmon PLC	352,995
259,044		Petrofac Ltd.	2,275,921
2,872,645	@	Pipex Communications PLC	741,897
70,400		Premier Foods PLC	428,700
251,400		RAB Capital PLC	532,177
17,300		Resolution PLC	222,697
77,250		Rightmove PLC	782,703
41,538		Rotork PLC	692,333
207,438		Savills PLC	2,743,630
75,385	@	SCI Entertainment Group PLC	698,213
31,588		Severfield-Rowen PLC	1,319,279
7,600		Shire PLC	176,165
359,281		Smiths News PLC	1,105,357
38,900		Southern Cross Healthcare Ltd.	386,439
77,390		Spectris PLC	1,499,613
6,689		Speedy Hire PLC	161,618
10,444		Spice PLC	116,119
1,520,091		Sportingbet PLC	1,868,021
36,000		St Ives Group PLC	230,003
59,600		St. James’s Place PLC	539,232
85,316		Sthree PLC	813,151
10,750		Stolt-Nielsen SA	324,465
54,204		SVG Capital PLC	981,722
253,997		Taylor Nelson Sofres PLC	1,229,921
110,030	@	Telent PLC	965,909
19,100		Travis Perkins PLC	761,339
120,793		TT electronics PLC	565,882
34,963		Ultra Electronics Holdings	847,218

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND
AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		United Kingdom (continued)
8,700	@	Venture Production PLC	$118,726
69,927		Vislink PLC	119,907
7,600		Vitec Group PLC	97,264
164,386		VT Group PLC	1,631,767
32,100		Weir Group PLC	413,006
59,631		Wetherspoon (J.D.) PLC	841,611
1,900	@	Wilson Bowden PLC	80,228
17,915	@	Wolfson Microelectronics PLC	109,579
1,994,943		Woolworths Group PLC	1,170,832

			137,408,675

		United States: 0.2%
11,700		IPSCO, Inc.	1,725,115

			1,725,115

		Total Common Stock (Cost $721,378,385)	883,664,193

PREFERRED STOCK: 0.4%
		Germany: 0.2%
2,103		Fresenius AG	177,341
29,532		Hugo Boss AG	1,817,878

			1,995,219

		Italy: 0.2%
54,570	@	Instituto Finanziario Industriale S.p.A.	2,154,020

			2,154,020

		Total Preferred Stock (Cost $2,427,179)	4,149,239

RIGHTS: 0.0%
		Germany: 0.0%
3,850	@	COLONIA REAL ESTATE AG RIGHTS	12,504

			12,504

		Sweden: 0.0%
262,800	@	JM AB REDEMPTION RIGHTS	—

			—

		Switzerland: 0.0%
1,257	@	AFG ARBONIA FOSTER HOLD — RTS	16,548

			16,548

		Total Rights (Cost $—)	29,052

		Total Long-Term Investments (Cost $723,805,564)	887,842,484

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 2.8%
	U.S. Government Agency Obligations: 2.8%
$25,307,000	Federal Home Loan Bank, 4.850%, due 05/01/07	$25,303,591

	Total Short-Term Investments (Cost $25,303,591)	25,303,591

Total Investments in Securities (Cost $749,109,155)*	99.8%	$913,146,075
Other Assets and Liabilities-Net	0.2	1,992,927

Net Assets	100.0%	$915,139,002

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
I	Illiquid security
**	Investment in affiliate
*	Cost for federal income tax purposes is $750,633,250.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$181,349,073
Gross Unrealized Depreciation	(18,836,248)

Net Unrealized Appreciation	$162,512,825

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND
AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

Percentage of
Industry	Net Assets

Advertising	0.3%
Aerospace/ Defense	1.5
Agriculture	0.1
Airlines	2.0
Apparel	0.5
Auto Manufacturers	0.4
Auto Parts & Equipment	2.1
Banks	2.1
Beverages	0.4
Building Materials	1.1
Chemicals	5.1
Coal	0.2
Commercial Services	5.0
Computers	1.0
Cosmetics/ Personal Care	0.3
Distribution/ Wholesale	3.0
Diversified Financial Services	5.0
Electric	0.3
Electrical Components & Equipment	2.1
Electronics	2.6
Energy — Alternate Sources	0.0
Engineering & Construction	4.5
Entertainment	0.3
Environmental Control	0.0
Food	3.1
Forest Products & Paper	0.5
Gas	0.1
Hand/ Machine Tools	1.6
Healthcare — Products	0.1
Healthcare — Services	0.5
Holding Companies — Diversified	1.6
Home Builders	0.9
Home Furnishings	1.5
Household Products/ Wares	0.3
Housewares	0.1
Insurance	3.2
Internet	0.8
Investment Companies	0.2
Iron/ Steel	3.2
Leisure Time	0.5
Machinery — Construction & Mining	0.2
Machinery — Diversified	1.9
Media	1.1
Metal Fabricate/ Hardware	0.9
Mining	6.7
Miscellaneous Manufacturing	2.3
Office/ Business Equipment	0.0
Oil & Gas	3.4
Oil & Gas Services	0.9
Pharmaceuticals	1.6
Real Estate	5.4
Real Estate Investment Trusts	0.3
Retail	2.5
Semiconductors	1.9
Shipbuilding	0.6
Software	1.3
Telecommunications	3.4
Textiles	0.2
Transportation	4.0
Venture Capital	0.1
Water	0.1
Other Long-Term Investments	0.1
Short-Term Investments	2.8
Other Assets and Liabilities — Net	0.2

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE FUND
AS OF APRIL 30, 2007 (UNAUDITED)

Shares			Value

COMMON STOCK: 97.4%
		Bermuda: 1.6%
2,739,691	L	Tyco International Ltd.	$89,396,117

			89,396,117

		Brazil: 3.3%
7,745,531	L	Centrais Eletricas Brasileiras SA ADR	87,744,473
3,741,386	L	Contax Participacoes SA ADR	3,718,189
2,532,786	L	Tele Norte Leste Participacoes SA ADR	41,461,707
1,208,600		Telecomunicacoes Brasileiras SA ADR	41,829,646
111,928	L	Tim Participacoes SA ADR	4,036,124
776,726	L	Vivo Participacoes SA ADR	3,541,871

			182,332,010

		Canada: 2.1%
10,767,532	@	Bombardier, Inc. — Class B	44,335,184
3,153,370	@,L	Nortel Networks Corp.	72,149,106

			116,484,290

		France: 10.3%
10,920,320		Alcatel SA	144,221,395
1,816,990		Carrefour SA	139,655,603
3,936,200		France Telecom SA	115,103,079
1,814,650		Sanofi-Aventis	166,107,307

			565,087,384

		Germany: 6.3%
1,312,712		DaimlerChrysler AG	106,140,534
9,731,119		Deutsche Telekom AG	178,125,943
411,200		Hypo Real Estate Holding AG	27,414,679
2,158,500	@	Infineon Technologies AG	33,513,526

			345,194,682

		Hong Kong: 0.7%
1,624,636		Jardine Matheson Holdings Ltd.	37,857,973

			37,857,973

		Italy: 5.6%
10,705,782		Intesa Sanpaolo S.p.A.	89,704,238
10,329,085		Telecom Italia S.p.A.	30,991,315
37,893,100		Telecom Italia S.p.A. RNC	92,571,500
9,564,300		UniCredito Italiano S.p.A.	98,266,627

			311,533,680

		Japan: 18.6%
1,552,500		Aiful Corp.	38,648,924
740,000		Akita Bank Ltd.	3,603,451
1,153,800		Astellas Pharma, Inc.	50,472,543
3,409,000		Dai Nippon Printing Co., Ltd.	54,339,323
2,427,336		Daiichi Sankyo Co., Ltd.	72,416,722
960,000		Fuji Photo Film Co., Ltd.	39,544,740
16,660,700		Hitachi Ltd.	126,534,728
2,272,500		Millea Holdings, Inc.	84,205,671
11,616		Mitsubishi UFJ Financial Group, Inc.	120,830,716
8,660,000		Mitsui Sumitomo Insurance Co., Ltd.	107,464,016
2,670		Mizuho Financial Group, Inc.	16,067,350
13,125		Nippon Telegraph & Telephone Corp.	65,165,972
1,174,000		Ono Pharmaceutical Co., Ltd.	65,084,637
291,600		Rohm Co., Ltd.	26,337,908
468,900		Seven & I Holdings Co., Ltd.	13,521,116
921,800		Sony Corp.	49,018,699
285,000		Taisho Pharmaceutical Co., Ltd.	5,592,798
1,335,400		Takefuji Corp.	44,881,598
509,000		TDK Corp.	43,896,613

			1,027,627,525

		Mexico: 1.8%
2,942,320	L	Telefonos de Mexico SA de CV ADR	100,450,805

			100,450,805

		Netherlands: 12.3%
2,336,889		ABN Amro Holding NV	113,383,192
3,916,088		Aegon NV	80,824,857
1,737,200		Akzo Nobel NV	139,418,840
12,917,941	@	Koninklijke Ahold NV	164,538,384
3,566,100		Unilever NV	108,826,725
2,365,432		Wolters Kluwer NV	70,064,849

			677,056,847

		New Zealand: 0.9%
13,335,944		Telecom Corp. of New Zealand Ltd.	47,554,673

			47,554,673

		Portugal: 1.8%
6,882,776		Portugal Telecom SGPS SA	98,251,418

			98,251,418

		South Korea: 6.3%
2,745,880	L	KOREA ELEC POWER CORP.-SP ADR	56,784,798
1,463,610		Korea Electric Power Corp.	59,685,288
183,200		KT Corp.	8,223,007
2,192,310		KT Corp. ADR	49,677,745
1,589,900		LG Electronics, Inc.	106,038,751
304,885	L	SK Telecom Co., Ltd.	64,303,887

			344,713,476

		Spain: 2.9%
7,078,302		Telefonica SA	158,988,705

			158,988,705

		Switzerland: 5.2%
491,890		Nestle SA	194,723,712
2,954,300		STMicroelectronics NV	57,655,229
91,700		Swisscom AG	32,382,571

			284,761,512

		Taiwan: 1.4%
130,897,949		United Microelectronics Corp.	75,443,004

			75,443,004

		United Kingdom: 16.0%
2,964,800		British Sky Broadcasting PLC	33,957,300
10,489,781		BT Group PLC	65,984,410
4,800,251		GlaxoSmithKline PLC	138,454,874
4,582,310		HSBC Holdings PLC	84,548,421
42,926,226		ITV PLC	102,173,568
8,159,200		J Sainsbury PLC	92,970,175
7,402,451		Marks & Spencer Group PLC	109,191,333
2,767,865	L	Unilever PLC	86,597,650
27,699,131		WM Morrison Supermarkets PLC	168,953,069

			882,830,800

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE FUND
AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Venezuela: 0.3%
1,216,822	L	Cia Anonima Nacional Telefonos de Venezuela — CANTV ADR	$17,765,601

			17,765,601

		Total Common Stock (Cost $3,831,510,129)	5,363,330,502

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 7.1%
	U.S. Government Agency Obligations: 2.8%
$154,186,000	Federal Home Loan Bank, 4.850%, due 05/01/07	$154,165,228

	Total U.S. Government Agency Obligations (Cost $154,165,228)	154,165,228

	Securities Lending CollateralCC: 4.3%
235,612,249	The Bank of New York Institutional Cash Reserves Fund	235,612,249

	Total Securities Lending Collateral (Cost $235,612,249)	235,612,249

	Total Short-Term Investments (Cost $389,777,477)	389,777,477

Total Investments in Securities (Cost $4,221,287,606)*	104.5%	$5,753,107,979
Other Assets and Liabilities-Net	(4.5)	(245,411,400)

Net Assets	100.0%	$5,507,696,579

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2007.
*	Cost for federal income tax purposes is the same as for financial statement purposes.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,601,476,434
Gross Unrealized Depreciation	(69,656,061)

Net Unrealized Appreciation	$1,531,820,373

Percentage of
Industry	Net Assets

Auto Manufacturers	1.9%
Banks	10.1
Chemicals	2.5
Commercial Services	1.1
Computers	0.8
Diversified Financial Services	1.5
Electric	3.7
Electrical Components & Equipment	4.2
Food	17.4
Holding Companies — Diversified	0.7
Home Furnishings	0.9
Insurance	5.0
Media	3.7
Miscellaneous Manufacturing	3.2
Pharmaceuticals	9.0
Retail	2.2
Semiconductors	3.5
Telecommunications	26.0
Short-Term Investments	7.1
Other Assets and Liabilities — Net	(4.5)

Net Assets	100.0%

At April 30, 2007 the following forward currency contracts were outstanding for the ING International Value Fund:

					Unrealized
		Settlement	In Exchange		Appreciation/
Currency	Buy/Sell	Date	For	Value	(Depreciation)

			USD
Japanese Yen JPY 1,301,120,638	Buy	05/07/07	10,886,216	$10,900,273	$14,057
Japanese Yen JPY 1,931,822,248	Buy	05/07/07	16,163,172	16,184,042	20,870

					$34,927

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE CHOICE FUND
AS OF APRIL 30, 2007 (UNAUDITED)

Shares			Value

COMMON STOCK: 92.1%
		Australia: 2.9%
332,756		Alumina Ltd.	$1,964,526
53,350		Newcrest Mining Ltd.	1,029,898

			2,994,424

		Belgium: 1.4%
33,450		Belgacom SA	1,470,181

			1,470,181

		Brazil: 2.0%
43,811,000		Centrais Eletricas Brasileiras SA	993,302
89,400		Centrais Eletricas Brasileiras SA ADR	1,051,246

			2,044,548

		Canada: 12.8%
163,904		Barrick Gold Corp.	4,607,341
105,450	@	Ivanhoe Mines Ltd.	1,310,744
15,565	@	Kinross Gold Corp.	207,481
26,700		Magna International, Inc.	2,113,305
71,800	@	Novagold Resources, Inc.	1,019,560
60,450	@	Opti Canada Inc.	1,211,832
25,150		Petro-Canada	1,114,900
20,730		Suncor Energy, Inc.	1,668,765

			13,253,928

		China: 0.5%
511,000		Yanzhou Coal Mining Co., Ltd.	522,820

			522,820

		Finland: 3.0%
171,200		Stora Enso OYJ (Euro Denominated Security)	3,124,081

			3,124,081

		France: 5.8%
84,300		Alcatel SA	1,113,325
1,200		Areva SA	1,256,168
38,200	@	Gemalto NV	965,213
15,150		Technip SA	1,194,774
25,130		Thales SA	1,526,945

			6,056,425

		Germany: 3.0%
148,230	@	Premiere AG	3,125,252

			3,125,252

		Italy: 5.2%
136,400		Enel S.p.A.	1,550,111
1,586,340		Telecom Italia S.p.A.	3,875,376

			5,425,487

		Japan: 23.3%
27,200		Acom Co., Ltd.	981,849
19,300		Coca-Cola West Holdings Co., Ltd.	420,911
193,000		Dai Nippon Printing Co., Ltd.	3,076,412
49,190		Daiichi Sankyo Co., Ltd.	1,467,526
71,100		Fuji Photo Film Co., Ltd.	2,928,782
131,000		Kirin Brewery Co., Ltd.	1,980,166
33,600	@	NEC Electronics Corp.	822,361
244,000		Nippon Oil Corp.	1,873,718
80,380		Nippon Telegraph & Telephone Corp. ADR	2,000,658
29,300		Promise Co., Ltd.	881,346
33,900		Sankyo Co., Ltd.	1,485,844
49,500		Sega Sammy Holdings, Inc.	1,120,248
27,000		Sekisui House Ltd.	398,481
71,000		Shiseido Co., Ltd.	1,523,100
64,920		Takefuji Corp.	2,181,903
84,000		Wacoal Holdings Corp.	1,047,003

			24,190,308

		Netherlands: 3.1%
45,632		Royal Dutch Shell PLC ADR	3,226,639

			3,226,639

		Papua New Guinea: 0.9%
382,300	@	Lihir Gold Ltd.	942,358

			942,358

		South Africa: 5.1%
56,920		Anglogold Ashanti Ltd. ADR	2,536,924
33,700		Gold Fields Ltd.	602,632
66,758		Impala Platinum Holdings Ltd.	2,153,184

			5,292,740

		South Korea: 6.5%
102,430		Korea Elec Power Corp.-Sponsored ADR	2,118,252
133,450		KT Corp. ADR	3,023,977
62,500		SK Telecom Co., Ltd. ADR	1,551,875

			6,694,104

		Taiwan: 3.8%
196,389		Chunghwa Telecom Co., Ltd. ADR	3,908,141

			3,908,141

		United Kingdom: 10.2%
193,300		BP PLC	2,168,558
14,820		Lonmin PLC	968,667
53,400		Rio Tinto PLC	3,244,847
54,000		Tomkins PLC	284,687
60,700		United Utilities PLC	904,780
1,041,762		Vodafone Group PLC	2,963,768

			10,535,307

		United States: 2.6%
56,800	@	Apex Silver Mines Ltd.	851,432
45,000		Newmont Mining Corp.	1,876,500

			2,727,932

		Total Common Stock (Cost $88,378,931)	95,534,675

PREFERRED STOCK: 1.5%
		South Korea: 1.5%
38,850		Samsung SDI Co., Ltd.	1,548,043

		Total Preferred Stock (Cost $1,771,698)	1,548,043

		Total Long-Term Investments (Cost $90,150,629)	97,082,718

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE CHOICE FUND
AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 5.6%
	U.S. Government Agency Obligations: 5.6%
$5,808,000	Federal Home Loan Bank, 4.850%, due 05/01/07	$5,807,218

	Total Short-Term Investments (Cost $5,807,218)	5,807,218

Total Investments in Securities (Cost $95,957,847)*	99.2%	$102,889,936
Other Assets and Liabilities-Net	0.8	881,617

Net Assets	100.0%	$103,771,553

@	Non-income producing security
ADR	American Depositary Receipt

*	Cost for federal income tax purposes is $95,968,921. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$9,975,371
Gross Unrealized Depreciation	(3,054,356)

Net Unrealized Appreciation	$6,921,015

Percentage of
Industry	Net Assets

Aerospace/ Defense	1.5%
Apparel	1.0
Auto Parts & Equipment	2.0
Beverages	2.3
Coal	0.5
Commercial Services	3.0
Computers	0.9
Cosmetics/ Personal Care	1.5
Diversified Financial Services	3.9
Electric	5.5
Electronics	1.5
Energy — Alternate Sources	1.2
Forest Products & Paper	3.0
Home Builders	0.4
Leisure Time	2.5
Media	3.0
Mining	22.5
Miscellaneous Manufacturing	3.1
Oil & Gas	10.9
Oil & Gas Services	1.1
Pharmaceuticals	1.4
Semiconductors	0.8
Telecommunications	19.2
Water	0.9
Short-Term Investments	5.6
Other Assets and Liabilities — Net	0.8

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE OPPORTUNITIES FUND
AS OF APRIL 30, 2007 (UNAUDITED)

Shares			Value

COMMON STOCK: 97.2%
		Australia: 2.2%
7,000		Santos Ltd.	$64,828
43,000		Telstra Corp., Ltd.	166,117

			230,945

		Belgium: 3.0%
1,650		Dexia	53,817
5,800		Fortis	260,645

			314,462

		Denmark: 1.0%
2,300		Danske Bank A/ S	107,406

			107,406

		Finland: 3.3%
3,533		Fortum OYJ	109,386
9,400		UPM-Kymmene OYJ	231,666

			341,052

		France: 11.5%
1,170		Air France-KLM	59,670
7,600		Alcatel SA	100,371
1,930		BNP Paribas	223,900
727		Peugeot SA	58,986
2,900		Sanofi-Aventis	265,457
2,850		Total SA	210,097
6,800		Vivendi	280,495

			1,198,976

		Germany: 5.8%
6,000	@	Alstria Office AG	129,369
1,800		Commerzbank AG	89,821
1,460		Deutsche Bank AG	224,148
3,000		Deutsche Post AG	103,157
3,000		Deutsche Telekom AG	54,914

			601,409

		Greece: 2.9%
2,500		Coca-Cola Hellenic Bottling Co. SA	108,389
1,250		National Bank of Greece SA	70,019
2,700		OPAP SA	102,164
439		Titan Cement Co. SA	24,989

			305,561

		Hong Kong: 0.7%
3,600		Hang Seng Bank Ltd.	50,586
2,000		Orient Overseas International Ltd.	16,912

			67,498

		Ireland: 1.2%
4,600	@	Smurfit Kappa PLC	126,175

			126,175

		Italy: 6.5%
6,600		Enel S.p.A.	75,005
4,700		ENI S.p.A.	155,870
7,000		Intesa Sanpaolo S.p.A.	56,418
136,000		Telecom Italia S.p.A.	332,243
14,293		Unipol S.p.A.	53,015

			672,551

		Japan: 20.5%
1,900		Aderans Co., Ltd.	42,445
1,500		Aoyama Trading Co., Ltd.	45,865
1,100		Astellas Pharma, Inc.	48,119
4,000		Canon Sales Co., Inc.	77,845
800		Chubu Electric Power Co., Inc.	25,705
2,000		Chugai Pharmaceutical Co., Ltd.	50,999
3,000		Daiichi Sankyo Co., Ltd.	89,501
17		Dentsu, Inc.	48,409
6		East Japan Railway Co.	48,654
6,800		EDION Corp.	94,244
7,000		Furukawa Electric Co., Ltd.	42,730
15,000		Itochu Corp.	147,687
1,600		Kansai Electric Power Co., Inc.	44,778
12		KDDI Corp.	94,304
1,600		Kyushu Electric Power Co., Inc.	45,069
3,000		Marubeni Corp.	18,014
6,000		Mitsubishi Chemical Holdings Corp.	48,281
2,300		Mitsubishi Corp.	49,028
20,000		Mitsubishi Materials Corp.	97,579
9		Mitsubishi UFJ Financial Group, Inc.	93,619
5,000		Nikko Cordial Corp.	71,915
3,000		Onward Kashiyama Co., Ltd.	40,062
400		Oracle Corp. Japan	18,118
68		Resona Holdings, Inc.	153,462
1,300		Sankyo Co., Ltd.	56,979
5,000		Sharp Corp.	91,756
237		Softbank Investment Corp.	75,834
12,000		Sumitomo Trust & Banking Co., Ltd.	117,191
5,400		Tohoku Electric Power Co., Inc.	128,951
1,400		Toyota Motor Corp.	85,035
3,000		Wacoal Holdings Corp.	37,393

			2,129,571

		Netherlands: 10.5%
14,000		Aegon NV	288,949
4,000		Arcelor Mittal	213,587
1,400		European Aeronautic Defence and Space Co. NV	44,810
2,400		Koninklijke DSM NV	114,488
12,550		Royal Dutch Shell PLC — Class A	435,924

			1,097,758

		New Zealand: 1.0%
29,000		Telecom Corp. of New Zealand Ltd.	103,411

			103,411

		Spain: 2.3%
3,900		Banco Bilbao Vizcaya Argentaria SA	93,251
7,900		Banco Santander Central Hispano SA	142,198

			235,449

		Sweden: 0.3%
1,750		Volvo AB	34,347

			34,347

		Switzerland: 4.0%
500		Nestle SA	197,934
3,350		UBS AG — Reg	217,713

			415,647

		United Kingdom: 20.5%
6,100		Aviva PLC	95,702
6,500		Barclays PLC	93,839
37,500		BP PLC	420,698
7,300		GKN PLC	55,810
13,000		HBOS PLC	278,975
27,200		HSBC Holdings PLC	501,865
44,000		ITV PLC	104,729
15,000		Legal & General Group PLC	46,001
7,000		Royal Bank of Scotland Group PLC	268,021
13,800		Tate & Lyle PLC	171,120
35,000		Vodafone Group PLC	99,573

			2,136,333

		Total Common Stock (Cost $9,822,160)	10,118,551

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE OPPORTUNITIES FUND
AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

RIGHTS: 0.0%
		Sweden: 0.0%
350	@	VOLVO AKTIEBOLAGET RIGHTS	$1,306

		Total Rights (Cost $—)	1,306

Total Investments in Securities (Cost $9,822,160)*	97.2%	$10,119,857
Other Assets and Liabilities-Net	2.8	286,987

Net Assets	100.0%	$10,406,844

@	Non-income producing security

*	Cost for federal income tax purposes is the same as for financial statment purposes. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$512,429
Gross Unrealized Depreciation	(214,732)

Net Unrealized Appreciation	$297,697

Percentage of
Industry	Net Assets

Advertising	0.5%
Aerospace/ Defense	0.4
Airlines	0.6
Apparel	0.7
Auto Manufacturers	1.4
Auto Parts & Equipment	0.5
Banks	27.7
Beverages	1.0
Building Materials	0.2
Chemicals	1.6
Cosmetics/ Personal Care	0.4
Distribution/ Wholesale	2.8
Diversified Financial Services	2.8
Electric	4.1
Electrical Components & Equipment	1.3
Entertainment	1.0
Food	3.5
Forest Products & Paper	3.4
Insurance	4.7
Internet	0.7
Iron/ Steel	2.1
Leisure Time	0.6
Machinery — Diversified	0.3
Media	3.7
Mining	0.9
Oil & Gas	12.4
Pharmaceuticals	4.4
Real Estate	1.2
Retail	1.4
Software	0.2
Telecommunications	9.1
Transportation	1.6
Other Assets and Liabilities-Net	2.8

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING RUSSIA FUND
AS OF APRIL 30, 2007 (UNAUDITED)

Shares			Value

COMMON STOCK: 95.8%
		Banks: 16.9%
4,965,000		Promstroibank St. Petersburg	$7,944,000
100,000		Raiffeisen International Bank Holding AG	14,032,670
35,200		Sberbank RF	136,928,000

			158,904,670

		Beverages: 1.1%
374,285	@	Efes Breweries International NV GDR	9,918,553

			9,918,553

		Cosmetics/ Personal Care: 0.8%
200,000		Kalina	7,500,000

			7,500,000

		Electric: 6.4%
54,700,000		OGK-5 OJSC	7,521,250
40,000,000		Unified Energy System	52,480,000

			60,001,250

		Food: 2.6%
300,000	L	Wimm-Bill-Dann Foods OJSC ADR	24,180,000

			24,180,000

		Internet: 1.2%
1,200,000	@	RBC Information Systems	11,280,000

			11,280,000

		Investment Companies: 1.4%
3,500,000	@	RenShares Utilities Ltd.	13,230,000

			13,230,000

		Iron/ Steel: 4.7%
550,000	L	Mechel OAO ADR	17,963,000
3,495,000		Novolipetsk Steel	9,436,500
200,000		Novolipetsk Steel GDR	5,600,000
300,000		Severstal GDR	4,110,000
500,000		Severstal JSC	6,650,000

			43,759,500

		Metal Fabricate/ Hardware: 2.4%
284,293	@,L	TMK OAO GDR	10,376,695
40,000		Vsmpo-Avisma Corp.	12,080,000

			22,456,695

		Mining: 7.3%
260,000	L	MMC Norilsk Nickel ADR	50,700,000
400,000	@,L	Polyus Gold Co. ZAO ADR	18,200,000

			68,900,000

		Oil & Gas: 33.4%
1,310,000	L	Lukoil-Spon ADR	102,573,000
515,000		NovaTek OAO GDR	26,986,000
7,400,000		OAO Gazprom	73,259,999
525,013		OAO Gazprom ADR	20,633,011
3,500,000	@	OAO Rosneft Oil Co. GDR	30,555,000
400,000	L	Surgutneftegaz ADR	25,960,000
80,000	L	Surgutneftegaz OJSC ADR	6,280,000
200,000	L	Tatneft GDR	19,800,000
3,200,000		TNK-BP Holding	6,784,000

			312,831,010

		Pharmaceuticals: 0.9%
40,000	L	Richter Gedeon GDR	8,110,000

			8,110,000

		Pipelines: 1.8%
9,000		Transneft	16,650,000

			16,650,000

		Retail: 2.0%
400,000	@	Magnit OAO	18,400,000

			18,400,000

		Telecommunications: 12.9%
500,000	L	Mobile Telesystems Finance SA ADR	27,550,000
139,000	@	Moscow City Telephone	3,627,900
1,337,000		Rostelecom	12,099,850
111,500,000		Sibirtelecom	13,380,000
500,000	@	Sistema JSFC GDR	14,225,000
111,500,000		Uralsvyazinform	6,913,000
290,000	@,L	Vimpel-Communications OAO ADR	28,060,400
2,500,000		VolgaTelecom	15,462,500

			121,318,650

		Total Common Stock (Cost $511,083,606)	897,440,328

PREFERRED STOCK: 0.9%
		Machinery — Diversified: 0.9%
45,100,000	@	Achinsk Refinery	8,027,800

		Total Preferred Stock (Cost $3,164,703)	8,027,800

EQUITY-LINKED SECURITIES: 1.1%
		Equity Fund: 1.1%
500	@,#,I	Baskets — Russian Exchange	10,800,000

		Total Equity-Linked Securities (Cost $6,236,000)	10,800,000

		Total Long-Term Investments (Cost $520,484,309)	916,268,128

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 10.9%
	Securities Lending CollateralCC: 10.9%
$102,746,288	The Bank of New York Institutional Cash Reserves Fund	$102,746,288

	Total Short-Term Investments (Cost $102,746,288)	102,746,288

Total Investments in Securities (Cost $623,230,597)*	108.7%	$1,019,014,416
Other Assets and Liabilities-Net	(8.7)	(81,859,712)

Net Assets	100.0%	$937,154,704

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING RUSSIA FUND
AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at April 30, 2007.

*	Cost for federal income tax purposes is $624,074,680. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$396,307,147
Gross Unrealized Depreciation	(1,367,411)

Net Unrealized Appreciation	$394,939,736

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EMERGING MARKETS FIXED INCOME FUND
AS OF APRIL, 30 2007 (UNAUDITED)

Principal
Amount			Value

CORPORATE BONDS/NOTES: 4.8%
		Argentina: 0.1%
$100,000	#,C	Cia de Transporte de Energia Electrica de Alta Tension SA, 8.875%, due 12/15/16	$101,000
20,000	+,C	Transportadora Gas del Norte, 6.500% (step rate 7.500%), due 12/31/12	19,400
23,700	+,C,S	Transportadora Gas del Norte, 6.500% (step rate 7.500%), due 12/31/12	22,989
13,430	+,#,C	Transportadora Gas del Norte, 6.500% (step rate 7.500%), due 12/31/12	13,027

			156,416

		Bahamas: 0.1%
BRL 250,000	#	Banco Votorantim/ Nassau, 10.625%, due 04/10/14	122,343

			122,343

		Cayman Islands: 0.5%
BRL 500,000	#	Banco Safra Cayman Islands Ltd., 10.875%, due 04/03/17	244,333
$100,000	+,#	Earls Eight Ltd., 7.500% (step rate 8.000%), due 12/31/12	97,250
250,000	#	Peru Enhanced Pass-Through Finance Ltd., Discount Note, due 05/31/18	171,250
25,000	C,S	Vale Overseas Ltd., 6.250%, due 01/23/17	25,700
50,000	C,S	Vale Overseas Ltd., 6.875%, due 11/21/36	53,285

			591,818

		Germany: 0.4%
400,000	S	Morgan Stanley Bank AG for OAO Gazprom, 9.625%, due 03/01/13	478,160

			478,160

		Indonesia: 0.1%
100,000	C,S	Indosat Finance Co. BV, 7.125%, due 06/22/12	101,474

			101,474

		Ireland: 0.2%
EUR 2,000,000	S	Dal Capital for Vneshtorgbank, 7.000%, due 04/13/09	78,809
$100,000	+,#	Eirles Eight Ltd., 7.500% (step rate 8.000%), due 12/31/12	97,250

			176,059

		Jersey: 0.4%
400,000	#	UBS AG, Discount Note, due 11/01/13	397,866

			397,866

		Luxembourg: 0.6%
250,000	S	Gaz Capital for Gazprom, 8.625%, due 04/28/34	326,825
100,000	+,C,S	Kuznetski Capital for Bank of Moscow, 7.500% (step rate 8.961%), due 11/25/15	103,270
205,000		UBS Luxembourg SA for OJSC Vimpel Communications, 8.250%, due 05/23/16	220,478

			650,573

		Netherlands: 0.5%
100,000	#,C,S	Excelcomindo Finance Co. BV, 7.125%, due 01/18/13	102,500
100,000	#	HSBK Europe BV, 7.250%, due 05/03/17	99,168
100,000		Kazkommerts International BV, 7.500%, due 11/29/16	96,750
210,000	#	Kazkommerts International BV, 7.500%, due 11/29/16	203,175
100,000	#,S	Majapahit Holding BV, 7.750%, due 10/17/16	106,375

			607,968

		Philippines: 0.8%
305,000	#,S	National Power Corp., 6.875%, due 11/02/16	312,244
450,000	S	National Power Corp., 9.625%, due 05/15/28	560,250

			872,494

		United Kingdom: 0.3%
143,584		Standard Bank PLC, Discount Note, due 07/20/09	147,604
200,000	#	UK SPV Credit Finance PLC for JSC Commercial Bank Privatbank, 8.000%, due 02/06/12	200,214

			347,818

		United States: 0.7%
252,290	S	Citigroup Funding, Inc., 6.000%, due 08/17/10	298,298
420,000	S	Pemex Project Funding Master Trust, 8.625%, due 02/01/22	530,670

			828,968

		Venezuela: 0.1%
200,000	C	Petroleos de Venezuela SA, 5.375%, due 04/12/27	152,209

			152,209

		Total Corporate Bonds/ Notes (Cost $5,298,705 )	5,484,166

OTHER BONDS: 20.8%
		Argentina: 1.9%
ARS 1,000,000	X	Argentina Bonos, 2.000%, due 09/30/14	368,847
ARS 300,000	S	Argentina Government International Bond, Discount Note, due 12/31/33	146,456
$2,695,000	S	Argentina Government International Bond, Discount Note, due 12/15/35	408,648
ARS 5,000	S	Argentina Government International Bond, 7.193%, due 12/15/35	206
$284,116	S	Argentina Government International Bond, 8.280%, due 12/31/33	306,419
280,000	#,S	Province of Buenos Aires, 9.375%, due 09/14/18	284,550
1,200,000	+,S	Province of Buenos Aires Argentina, 2.000% (step rate 3.000%), due 05/15/35	591,600
91,724	S	Province of Mendoza, 5.500%, due 09/04/18	79,341

			2,186,067

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EMERGING MARKETS FIXED INCOME FUND
AS OF APRIL, 30 2007 (UNAUDITED) (CONTINUED)

Principal
Amount			Value

		Bosnia-Herzegovina: 0.3%
EUR 750,000	S	Bosnia & Herzegovina Government International Bond, Discount Note, due 12/11/17	$329,890

			329,890

		Brazil: 2.1%
$150,000	S	Brazil Government International Bond, 8.250%, due 01/20/34	193,200
430,000	S	Brazil Government International Bond, 8.750%, due 02/04/25	565,235
100,000	S	Brazil Government International Bond, 8.875%, due 10/14/19	127,250
600,000	S	Brazil Government International Bond, 10.125%, due 05/15/27	893,130
400,000	C,S	Brazil Government International Bond, 11.000%, due 08/17/40	543,300
100,000	C	Federative Republic of Brazil, 6.000%, due 01/17/17	102,150

			2,424,265

		Colombia: 1.1%
50,000	S	Colombia Government International Bond, 10.000%, due 01/23/12	59,375
58,000	S	Colombia Government International Bond, 11.750%, due 02/25/20	86,710
370,000	S	Republic of Colombia, 7.375%, due 01/27/17	407,740
420,000	S	Republic of Colombia, 7.375%, due 09/18/37	470,610
155,000	S	Republic of Colombia, 8.125%, due 05/21/24	185,768

			1,210,203

		Dominican Republic: 0.4%
114,763	S	Dominican Republic, 9.040%, due 01/23/18	131,931
250,000	#	Dominican Republic International Bond, 8.625%, due 04/20/27	292,250

			424,181

		Ecuador: 0.3%
100,000	S	Ecuador Government International Bond, 9.375%, due 12/15/15	98,500
205,000	+,C,S	Ecuador Government International Bond, 10.000%, due 08/15/30	191,163

			289,663

		El Salvador: 0.7%
200,000	#,S	El Salvador Government International Bond, 7.650%, due 06/15/35	231,500
30,000		El Salvador Government International Bond, 7.650%, due 06/15/35	34,800
410,000	S	El Salvador Government International Bond, 8.250%, due 04/10/32	504,300

			770,600

		Indonesia: 1.0%
200,000	#	Indonesia Government International Bond, 6.625%, due 02/17/37	198,500
400,000	S	Indonesia Government International Bond, 8.500%, due 10/12/35	493,397
470,000	S	Republic of Indonesia, 7.250%, due 04/20/15	506,910

			1,198,807

		Iraq: 0.5%
800,000	C,S	Republic of Iraq, 5.800%, due 01/15/28	516,960

			516,960

		Ivory Coast: 0.1%
400,000	S	Ivory Coast Government International Bond, 2.000%, due 03/30/18	130,000

			130,000

		Lebanon: 0.2%
290,000		Lebanon Government International Bond, 8.250%, due 04/12/21	277,725

			277,725

		Mexico: 1.0%
1,049,000		Mexico Government International Bond, 6.750%, due 09/27/34	1,172,258

			1,172,258

		Nigeria: 0.1%
500,000	S	Central Bank of Nigeria, 5.092%, due 01/05/10	102,500

			102,500

		Pakistan: 0.1%
110,000	S	Pakistan Government International Bond, 7.875%, due 03/31/36	117,989

			117,989

		Panama: 0.3%
50,000		Panama Government International Bond, 6.700%, due 01/26/36	53,125
95,000	S	Panama Government International Bond, 7.125%, due 01/29/26	104,975
130,000	S	Panama Government International Bond, 9.375%, due 04/01/29	177,775

			335,875

		Peru: 0.9%
120,000	S	Peru Government International Bond, 7.350%, due 07/21/25	139,800
300,000	S	Peru Government International Bond, 8.750%, due 11/21/33	404,550
282,000	C	Peru Government Intl. Bond, 6.125%, due 03/07/17	283,410
146,000		Republic of Peru, 5.000%, due 03/07/17	146,161

			973,921

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EMERGING MARKETS FIXED INCOME FUND
AS OF APRIL, 30 2007 (UNAUDITED) (CONTINUED)

Principal
Amount			Value

		Philippines: 1.3%
$730,000	S	Philippine Government International Bond, 7.750%, due 01/14/31	$830,375
100,000		Philippine Government International Bond, 8.875%, due 03/17/15	117,875
100,000		Philippine Government International Bond, 9.375%, due 01/18/17	123,750
45,000	S	Philippine Government International Bond, 10.625%, due 03/16/25	64,463
270,000	S	Philippine Government Intl. Bond, 9.875%, due 01/15/19	350,663

			1,487,126

		Russia: 1.4%
487,550	+,S	Russia Government International Bond, 7.500%, due 03/31/30	554,875
600,000	S	Russia Government International Bond, 12.750%, due 06/24/28	1,093,061

			1,647,936

		Supranational: 0.2%
TRY 400,000	S	European Investment Bank, 10.000%, due 01/28/11	253,920

			253,920

		Turkey: 2.0%
550,000	S	Republic of Turkey, 7.000%, due 09/26/16	565,125
TRY 80,000		Turkey Government International Bond, Discount Note, due 02/15/12	60,424
$220,000	S	Turkey Government International Bond, 7.250%, due 03/15/15	230,450
750,000	S	Turkey Government International Bond, 7.375%, due 02/05/25	774,735
530,000	S	Turkey Government International Bond, 8.000%, due 02/14/34	585,650
TRY 130,000		Turkey Government International Bond, 14.000%, due 01/19/11	89,995

			2,306,379

		Ukraine: 1.1%
$150,000	S	City of Kiev Ukraine, 8.000%, due 11/06/15	160,071
200,000		Ukraine Government International Bond, 6.580%, due 11/21/16	203,509
180,000	#,S	Ukraine Government International Bond, 6.580%, due 11/21/16	183,150
680,000	S	Ukraine Government International Bond, 7.650%, due 06/11/13	738,004

			1,284,734

		Uruguay: 1.3%
350,000	S	Oriental Republic of Uruguay, 7.625%, due 03/21/36	392,875
400,000	S	Uruguay Government International Bond, 8.000%, due 11/18/22	461,000
380,000	S	Uruguay Government International Bond, 9.250%, due 05/17/17	472,150
100,000		Uruguay Government Intl. Bond, 7.500%, due 03/15/15	109,000

			1,435,025

		Venezuela: 2.5%
200,000		Republic of Venezuela, 6.000%, due 12/09/20	182,203
1,500,000	S	Venezuela Government International Bond, 5.750%, due 02/26/16	1,400,244
100,000		Venezuela Government International Bond, 7.650%, due 04/21/25	105,350
300,000	S	Venezuela Government International Bond, 8.500%, due 10/08/14	331,650
300,000	S	Venezuela Government International Bond, 9.250%, due 09/15/27	370,650
340,000	S	Venezuela Government International Bond, 13.625%, due 08/15/18	507,450

			2,897,547

		Total Other Bonds (Cost $22,977,622)	23,773,571

Shares		Value

WARRANTS: 0.0%
	Mexico: 0.0%
381	United Mexican States	$23,241

	Total Warrants (Cost $18,229)	23,241

	Total Long-Term Investments (Cost $28,294,556)	29,280,978

Total Investments in Securities (Cost $28,294,556)*	25.6%	$29,280,978
Other Assets and Liabilities-Net	74.4	84,932,992

Net Assets	100.0%	$114,213,970

+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
ARS	Argentine Peso
BRL	Brazilian Real
EUR	Euro
TRY	Turkish Lira
*	Cost for federal income tax purposes is $28,305,410.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,426,260
Gross Unrealized Depreciation	(450,692)

Net Unrealized Appreciation	$975,568

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EMERGING MARKETS FIXED INCOME FUND
AS OF APRIL, 30 2007 (UNAUDITED) (CONTINUED)

Percentage of
Industry	Net Assets

Banks	1.3%
Diversified Financial Services	1.0
Electric	0.9
Foreign Government Bonds	20.6
Gas	0.0
Mining	0.1
Oil & Gas	1.3
Sovereign	0.0
Telecommunications	0.4
Other Assets and Liabilities — Net	74.4

Net Assets	100.0%

ING Emerging Markets Fixed Income Fund Open Futures Contracts as of April 30, 2007:

				Unrealized
	Number of	Notional	Expiration	Appreciation/
Contract Description	Contracts	Market Value	Date	(Depreciation)

Short Contracts U.S. Treasury Long Bond	14	$(1,564,500)	06/20/07	$5,434

				$5,434

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND
AS OF APRIL 30, 2007 (UNAUDITED)

Principal
Amount			Value

CORPORATE BONDS/NOTES: 0.8%
		Airlines: 0.6%
$150,000	C	Delta Airlines, Inc., 7.570%, due 11/18/10	$157,219

			157,219

		Electric: 0.2%
64,000	C	Commonwealth Edison Co., 4.700%, due 04/15/15	59,353

			59,353

		Total Corporate Bonds/ Notes (Cost $216,698 )	216,572

U.S. GOVERNMENT AGENCY OBLIGATIONS: 12.8%
		Federal National Mortgage Association: 12.8%
234,000	W	4.500%, due 05/15/19	226,541
267,000	W	5.000%, due 05/15/20	263,245
977,000	W	5.000%, due 06/01/37	943,721
221,000	W	5.500%, due 05/15/20	221,345
857,000		5.500%, due 05/01/35	847,626
441,000	W	6.000%, due 05/01/35	444,445
432,000	W	6.500%, due 05/01/31	441,180

		Total U.S. Government Agency Obligations (Cost $3,380,432)	3,388,103

U.S. TREASURY OBLIGATIONS: 17.2%
		U.S. Treasury Bonds: 2.9%
480,000	S	4.500%, due 02/15/36	455,325
308,000	S	4.625%, due 02/15/17	307,952

			763,277

		U.S. Treasury Notes: 6.5%
376,000		4.500%, due 03/31/09	375,266
774,000	S	4.500%, due 04/30/12	773,698
560,000	S	4.750%, due 02/15/10	563,282

			1,712,246

		Treasury Inflation Indexed Protected Securities: 7.8%
133,000	S	2.000%, due 01/15/16	134,421
270,000	S	2.000%, due 01/15/26	262,903
391,000	S	2.375%, due 04/15/11	406,510
382,000	S	2.375%, due 01/15/17	391,605
506,000	S	2.375%, due 01/15/25	549,324
257,000	S	2.479%, due 01/15/09	329,674

			2,074,437

		Total U.S. Treasury Obligations (Cost $4,539,964 )	4,549,960

ASSET-BACKED SECURITIES: 1.6%
		Automobile Asset-Backed Securities: 1.6%
254,000	C,S	AmeriCredit Automobile Receivables Trust, 4.220%, due 07/06/09	253,001
174,256	C,S	Morgan Stanley Auto Loan Trust, 3.240%, due 03/15/12	172,406

		Total Asset-Backed Securities (Cost $422,250 )	425,407

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.8%
122,000	C,S	Greenwich Capital Commercial Funding Corp., 5.117%, due 04/10/37	121,981
97,000	C,S	LB-UBS Commercial Mortgage Trust, 5.103%, due 11/15/30	96,969

		Total Collateralized Mortgage Obligations (Cost $218,859)	218,950

OTHER BONDS: 55.0%
		Foreign Government Bonds: 55.0%
ARS 598,500	X	Argentina Bonos, 2.000%, due 09/30/14	220,755
$370,000		Argentina Government International Bond, Discount Note, due 12/15/35	56,425
EUR 3,280,000		Bundesobligation, 3.500%, due 10/09/09	4,412,945
EUR 169,000		Bundesrepublik Deutschland, 3.750%, due 01/04/17	222,415
EUR 312,000		Bundesrepublik Deutschland, 4.000%, due 01/04/37	403,868
CAD 230,000		Canada Government, 3.750%, due 06/01/08	206,200
CAD 230,000		Canadian Government International Bond, 5.750%, due 06/01/33	257,934
EUR 930,000		France Government International Bond OAT, 3.250%, due 04/25/16	1,182,112
EUR 915,000		Italy Buoni Poliennali Del Tesoro, 3.750%, due 08/01/16	1,196,857
JPY 257,400,000		Japan Government International Bond, 1.200%, due 09/20/11	2,159,065
JPY 188,400,000		Japan Government International Bond, 1.700%, due 03/20/17	1,592,218
MXN 5,700,000		Mexican Bonos, 8.000%, due 12/17/15	529,331
GBP 596,000		United Kingdom Gilt, 4.000%, due 09/07/16	1,100,473
GBP 130,000		United Kingdom Gilt, 4.250%, due 03/07/36	249,178
GBP 262,000		United Kingdom Gilt, 8.500%, due 07/16/07	526,810
UYU 6,067,000		Uruguay Government International Bond, 4.250%, due 04/05/27	261,980

		Total Other Bonds (Cost $14,281,093 )	14,578,566

		Total Long-Term Investments (Cost $23,059,295)	23,377,558

SHORT-TERM INVESTMENTS: 21.1%
		Mutual Fund: 14.2%
$3,750,000	**,S	ING Institutional Prime Money Market Fund	3,750,000

		Total Mutual Fund (Cost $3,750,000)	3,750,000

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND
AS OF APRIL 30, 2007 (UNAUDITED) (CONTINUED)

Principal
Amount			Value

		Foreign Government Securities: 5.0%
CAD 465,000		Canadian Treasury Bill, Discount Note, due 07/12/07	$415,509
EUR 615,000		German Treasury Bill, Discount Note, due 06/13/07	835,432
JPY 10,000,000		Japan Government Treasury Bill, Discount Note, due 11/20/07	83,402

		Total Foreign Government Securities (Cost $1,334,343)	1,334,343

		Repurchase Agreement: 1.9%
$507,000	S	Deutsche Bank Repurchase Agreement dated 04/30/07, 5.220%, due 05/01/07, $507,074 to be received upon repurchase (Collateralized by $520,000 Federal Home Loan Bank, 5.400%, Market Value plus accrued interest $520,603, due 10/16/09)	507,000

		Total Repurchase Agreement (Cost $507,000)	507,000

		Total Short-Term Investments (Cost $5,591,342)	5,591,342

Total Investments in Securities (Cost $28,650,638)*	109.3%	$28,968,901
Other Assets and Liabilities-Net	(9.3)	(2,465,496)

Net Assets	100.0%	$26,503,405

C	Bond may be called prior to maturity date.
W	When-issued or delayed delivery security
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
**	Investment in affiliate
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
ARS	Argentine Peso
CAD	Canadian Dollar
EUR	EU Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
UYU	Uruguayan Peso Uruguayo
*	Cost for federal income tax purposes is $28,679,429.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$346,769
Gross Unrealized Depreciation	(57,297)

Net Unrealized Appreciation	$289,472

ING Global Bond Fund Open Futures Contracts as of April 30, 2007:

	Number			Unrealized
	of	Notional	Expiration	Appreciation/
Contract Description	Contracts	Market Value	Date	(Depreciation)

Long Contracts
U.S. Treasury 2-Year Note	22	$4,503,813	06/29/07	$321
U.S. Treasury 5-Year Note	33	3,492,328	06/29/07	2,957

				$3,278

Short Contracts
Euro-Bund 10-Year Note	7	$(1,090,422)	06/07/07	$(1,206)
U.S. Treasury 10-Year Note	6	(649,969)	06/20/07	(3,821)
U.S. Treasury Long Bond	18	(2,011,500)	06/20/07	(3,376)

				$(8,403)

At April 30, 2007 the following forward currency contracts were outstanding for the ING Global Bond Fund:

					Unrealized
		Settlement	In Exchange		Appreciation/
Currency	Buy/Sell	Date	For	Value	(Depreciation)

			USD
Switzerland Francs
CHF 316,716	Buy	05/03/07	260,000	$262,309	$2,309
Korea (South) Won
KRW 413,159,500	Buy	05/07/07	442,000	443,884	1,884
Korea (South) Won
KRW 486,272,000	Buy	06/04/07	524,000	522,705	(1,295)
Malaysia Ringgits
MYR 886,600	Buy	05/30/07	260,000	259,467	(533)
Norway Krone
NOK 2,381,340	Buy	05/07/07	390,000	400,338	10,338
Norway Krone
NOK 2,314,967	Buy	05/25/07	388,000	389,413	1,413
Sweden Kronor
SEK 3,563,726	Buy	05/16/07	520,000	532,385	12,385

					26,501

Australia Dollars
AUD 1,171,688	Sell	05/21/07	NZD1,320,000	972,570	3,839
Switzerland Francs
CHF 316,716	Sell	05/03/07	261,972	262,309	(337)
Switzerland Francs
CHF 631,095	Sell	06/04/07	524,000	524,191	(191)
Denmark Kroner
DKK 2,854,635	Sell	05/14/07	NOK3,100,000	523,117	(1,840)
Japanese Yen
JPY 46,300,000	Sell	05/07/07	NZD544,149	387,883	15,078
Korea (South) Won
KRW 413,159,500	Sell	05/07/07	442,284	443,884	(1,600)
New Zealand Dollars
NZD	544,149	Sell 05/07/0	7 JPY46,900,740	402,961	(10,045)
Sweden Kronor
SEK 3,563,726	Sell	05/16/07	526,651	532,385	(5,734)

					$(830)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING DIVERSIFIED INTERNATIONAL FUND
AS OF APRIL 30, 2007 (UNAUDITED)

Shares		Value

AFFILIATED INVESTMENT COMPANIES: 99.6%
609,822	ING Emerging Countries Fund — Class I	$21,843,835
3,831,537	ING Foreign Fund — Class I	81,994,889
7,354,105	ING Index Plus International Equity Fund — Class I	96,485,861
7,393,728	ING International Capital Appreciation Fund — Class I	94,270,031
888,710	ING International Real Estate Fund — Class I	12,237,537
399,865	ING International SmallCap Fund — Class I	23,991,905
5,537,527	ING International Value Choice Fund — Class I	73,427,612

Total Investments in Securities (Cost $346,220,116)*	99.6%	$404,251,670
Other Assets and Liabilities-Net	0.4	1,514,803

Net Assets	100.0%	$405,766,473

*	Cost for federal income tax purposes is $347,347,191.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$56,904,479
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$56,904,479

See Accompanying Notes to Financial Statements

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) provides that, after an initial period, the Funds’ existing investment advisory and sub-advisory contracts remain in effect only if the Boards of Trustees (the “Board”) of ING Mutual Funds and ING Mayflower Trust (together, the “Trusts”), including a majority of the Trustees who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Funds, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and renew them. In this regard, at a meeting held on November 9, 2006 the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments, LLC (the “Adviser”) and the Funds and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Fund (the “Sub-Advisers”).

The Independent Trustees also held separate meetings on October 12, 2006 and November 7, 2006 to consider renewals of the Advisory Contracts and Sub-Advisory Contracts. Thus, references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates.

At the November 9, 2006 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Funds. In reaching these decisions, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual review process. The Board’s determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Preston Gates Ellis LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Funds were considered at the same Board meeting, the Trustees considered each Fund’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain of the specific factors the Board considered at the November 9, 2006 meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its consideration, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2007. Each Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Funds’ advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

In 2003, the Independent Trustees determined to undertake steps to further enhance the process under which the Board determines whether to renew existing advisory and sub-advisory arrangements for the funds in the ING Funds complex, including the Trusts’ existing Advisory and Sub-Advisory Contracts, and to approve new advisory and sub-advisory arrangements. Among these measures, the Board: retained the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Funds (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships; established the format in which the information requested by the Board is provided to the Board; and determined the process for reviewing such information in connection with the Advisory and Sub-Advisory Contract renewal process. The end result was the implementation of the current process relied upon by the Board to review and analyze information in connection with the annual renewal of the Funds’ Advisory and Sub-Advisory Contracts, as well as its review and approval of new advisory relationships.

Since the foregoing approval and renewal process was implemented, the Board regularly has reviewed and refined the process. In addition, the Board established a Contracts Committee and two Investment Review Committees, including the International/ Balanced/ Fixed Income Funds Investment Review Committee (the “I/B/F IRC”). The type and format of the information provided to the Board or its counsel to inform its approval and annual review and renewal process has been codified in the Funds’ “15(c) Methodology Guide” (the “Methodology Guide”).

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Methodology Guide was developed under the direction of the Independent Trustees, and sets out a written blueprint under which the Independent Trustees request certain information necessary to facilitate a thorough and informed review in connection with the annual Advisory and Sub-Advisory Contract renewal process. Management provides Fund-specific information to the Independent Trustees based on the Methodology Guide through “Fund Analysis and Comparison Tables” or “FACT” sheets prior to the Independent Trustees’ review of Advisory and Sub-Advisory Contracts. In 2005, the Independent Trustees retained an independent firm to verify and test the accuracy of certain of this information for a representative sample of funds in the ING Funds complex. The Independent Trustees have determined to conduct such testing periodically.

As part of a regular on-going process, the Board’s Contracts Committee recommends or considers recommendations from Management for refinements and other changes to the Methodology Guide and other aspects of the review process, and the Board’s the I/B/F IRC reviews benchmarks used to assess the performance of each Fund. The I/B/F IRC also meets regularly with the Adviser and periodically with the Funds’ Sub-Advisers. The I/B/F IRC may apply a heightened level of scrutiny in cases where performance has lagged a Fund’s relevant benchmark and/or peer group of investment companies.

The Board employed its process for reviewing contracts when considering the renewals of the Advisory and Sub-Advisory Contracts that would be effective through November 30, 2007. A number of the Board’s primary considerations and conclusions resulting from this process are discussed below.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts and Sub-Advisory Contracts for the Funds for the year ending November 30, 2007, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. This included information regarding the Adviser and Sub-Advisers to the Funds provided throughout the year at regular Board meetings, as well as information furnished for the November 9, 2006 Board meeting, which was held specifically to consider contracts renewals for the period ending November 30, 2007. In addition, the Board’s Independent Trustees held meetings on October 12 and November 7, prior to the November 9, 2006 meeting of the full Board, to consider the annual renewal of the Advisory and Sub-Advisory Contracts.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 2006 Board meeting included the following items: (1) FACT sheets for each Fund that provided information about the performance and expenses of the Fund and other similarly managed funds in a selected peer group (“Selected Peer Group”), as well as information about the Fund’s investment portfolio, objectives and strategies; (2) the Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and Selected Peer Groups were selected and how profitability was determined; (3) responses from the Adviser and Sub-Advisers to a detailed series of questions posed by K&L Gates; (4) copies of each form of Advisory Contract and Sub-Advisory Contract; (5) copies of the Forms ADV for the Adviser and each Sub-Adviser to the Funds; (6) financial statements for the Adviser and each Sub-Adviser; (7) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewals of Advisory Contracts and Sub-Advisory Contracts, including a written analysis for each Fund of how performance and fees compare to its Selected Peer Group and/or designated benchmarks; and (8) other information relevant to the Board’s evaluations.

Each Fund’s Class A shares were used for purposes of certain comparisons to the funds in its Selected Peer Group. Class A shares were selected, as general matter, so that the Fund class with the longest performance history was compared to the analogous class of shares for each fund in the Selected Peer Group. The mutual funds chosen for inclusion in a Fund’s Selected Peer Group were selected based upon criteria designed to mirror the Fund class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds. The Board also considered the techniques that the Adviser developed, at the Board’s direction, to screen and perform due diligence on Sub-Advisers that are recommended to the Board to manage the Funds’ portfolios. The Board noted the resources that the Adviser has committed to the Board and the I/B/F IRC

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

to assist the Board and members of the I/B/F IRC with their assessment of the investment performance of the Funds on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the I/B/F IRC to analyze the key factors underlying investment performance for the Funds.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers and took note of the pro-active approach that the Adviser, working in cooperation with the I/B/F IRC, has taken to advocate or recommend, when it believed appropriate, changes intended to assist in improving the performance of the Funds. These changes have historically included modifications in personnel responsible for managing a Fund and/or changing the Sub-Adviser to a Fund.

In considering the Funds’ Advisory Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such Funds or among Funds available on a product platform, and the wide variety in the types of Funds available for exchange or transfer.

The Board also took into account the Adviser’s extensive efforts in recent years to reduce the expenses of the ING Funds through re-negotiated arrangements with the ING Funds’ service providers.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Funds’ Chief Compliance Officer (“CCO”) evaluating the regulatory compliance systems of the Adviser and each Sub-Adviser and procedures reasonably designed by them to assure compliance with the federal securities laws, including those related to late trading and market timing, best execution, fair value pricing, proxy voting procedures, and trade allocation, among others. The Board considered the implementation by the Adviser and certain Sub-Advisers of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also took into account the CCO’s annual and periodic reports with respect to service provider compliance and his recommendations regarding service providers’ compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and the Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Funds (and other relevant funds in the ING Funds complex) by the Adviser and the Sub-Advisers, and whether those resources are commensurate with the needs of the Funds and are appropriate to attempt to sustain expected levels of performance, compliance, and other needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Advisers are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and Sub-Advisers were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment performance of each Fund, taking into account the importance of such performance to Fund shareholders. While the Board considered the performance reports and discussions with portfolio managers at Board and Committee meetings during the year, particular attention in assessing performance was given to the Fund FACT sheets furnished in advance of the November meeting of the Independent Trustees. The FACT sheet prepared for each Fund included its investment performance compared to the Morningstar category median, Lipper category median, Selected Peer Group and Fund’s primary benchmark. The Board’s findings specific to each Fund’s performance are discussed under “Fund-by-Fund Analysis,” below.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Economies of Scale

In considering the reasonableness of advisory fees, the Board also considered whether economies of scale will be realized by the Adviser as a Fund grows larger and the extent to which this is reflected in the level of management fee rates charged. In this regard, the Board noted any breakpoints in advisory fee schedules that resulted in a lower advisory fee because a Fund achieved sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that these savings are passed through in the form of breakpoints on advisory fees that resulted in savings to the Funds. For a Fund that did not have breakpoint discounts on advisory fees, but did benefit from waivers to or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could effectively be realized through such waivers, reimbursements, or expense reductions.

In evaluating economies of scale, the Independent Trustees considered a management report presented to them and also considered an evaluation and analysis presented to them on November 8, 2006 by an independent consultant regarding fee breakpoint arrangements.

Information about Services to Other Clients

The Board requested, and if received considered, information about the nature of services and fee rates offered by the Adviser and the Sub-Advisers to other clients, including other registered investment companies and institutional accounts. When rates offered to other clients differed materially from those charged to the Funds, the Board considered the underlying rationale provided by the Adviser and/or Sub-Advisers for these differences. For the unaffiliated Sub-Advisers, the Board did not view this information as imperative to its deliberations because of the arms-length nature of the negotiations between the Adviser and unaffiliated Sub-Advisers with respect to sub-advisory fees. The Board also noted that the fee rates charged to the Funds and similar institutional clients may differ materially due to the different services and additional regulatory overlay associated with registered investment companies, such as the Funds.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. In addition, the Board reviewed and took into account fee waivers and expense limitations applicable to the fees payable by the Funds.

The Board considered the fee structures of the Funds as they relate to the services provided under the Contracts, and the potential fall-out benefits to the Adviser and Sub-Advisers, and their respective affiliates, from their association with the Funds. For each Fund, the Board determined that the fees payable to the Adviser and Sub-Advisers are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform through the year ending November 30, 2007.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including assumptions) specified in the Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser to that Fund. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by certain Sub-Advisers with respect to their profitability. In the case of non-affiliated Sub-Advisers, the Board gave less weight to profitability considerations, or did not view this data as imperative to its deliberations, given the arms-length nature of the relationship between the Adviser and these Sub-Advisers with respect to the negotiation of sub-advisory fees.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s and affiliated Sub-Advisers’ profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in today’s regulatory environment.

In their review of advisory fee rates, the Independent Trustees have, from time to time, requested the Adviser, and the Adviser has agreed, to implement remedial actions for certain Funds. These remedial actions have included, among others: reductions in 12b-1 fees payable by a Fund; changes to the Sub-Adviser or portfolio manager managing a Fund; and enhancements to the resources available to a Sub-Adviser when managing a Fund. The Independent Trustees have requested these adjustments primarily on the basis of: (a) a Fund’s performance, as compared to its Selected Peer Group; (b) the performance of a Fund, as compared to its benchmarks; or (c) a Fund’s expenses in relation to its Selected Peer Group.

Based on the information on revenues, costs, and profitability considered by the Board, after considering the factors described in this section, as well as any remedial actions requested by the Independent Trustees and agreed to by the Adviser, the Board concluded that the profits, if any, realized by the Adviser and Sub-Advisers were not excessive. In making its determinations, the Board considered that the Adviser had incentives to negotiate the most favorable fees from unaffiliated Sub-Advisers, and it based its conclusions on the reasonableness of the sub-advisory fees of the Sub-Advisers primarily on the factors described for each Fund below and, in the case of non-affiliated Sub-Advisers, in reliance on the arms-length nature of the negotiations between the Adviser and Sub-Advisers with respect to sub-advisory fees.

Fund-by-Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2006 meeting in relation to renewing each Fund’s current Advisory Contract and its Sub-Advisory Contract for the year ending November 30, 2007. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. Each Fund’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING Diversified International Fund

In considering whether to approve the renewal of the Advisory Contract for ING Diversified International Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund underperformed its Morningstar category median and its primary benchmark for all periods presented; and (2) the Fund is ranked in the fourth quintile of its Morningstar category for all periods presented. In analyzing this performance data, the Board took into account that the Fund launched in December 2005, and therefore had a limited operating history for purposes of analyzing Fund performance.

In considering the fees payable under the Advisory Contract for ING Diversified International Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under the Advisory Contract, taking into account that no advisory fees are payable under such contract, but that Fund indirectly bears the fees payable by the underlying Funds in which it invests; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of an advisory fee and a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Fund was launched in December 2005, and it is reasonable to permit the Fund to establish a longer operating history for purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Fund for the year ending November 30, 2007. During this renewal

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

process, different Board members may have given different weight to different individual factors and related conclusions.

ING Emerging Countries Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Emerging Countries Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund underperformed its Morningstar category median for all periods presented, except it outperformed for the most recent calendar quarter; (2) the Fund underperformed its primary benchmark for all periods presented, except it outperformed for the most recent calendar quarter and ten-year periods; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, in the third quintile of its Morningstar category for the ten-year period, and in the fifth (lowest) quintile of its Morningstar category for the year-to-date, one-, three and five-year periods.

In analyzing this performance data, the Board took into account: (1) the Sub-Adviser was engaged to manage the Fund in March 2005, and therefore the Fund’s performance history under its management is limited; (2) Management’s analysis regarding the Sub-Adviser’s underperformance, including its representations that sector allocations and stock selection contributed negatively to performance; (3) Management’s representations that the Sub-Adviser had historically achieved reasonable performance for other investment portfolios utilizing the strategy employed by the Fund, and its expectation that employment of this strategy for the Fund will result in reasonable long-term performance; and (4) Management will continue to monitor, and the Board or the I/B/F IRC will periodically review, the Fund’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Emerging Countries Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee information, the Board noted that in January 2005, at the direction of the Board following the 2004 contract renewal process, Management reduced the Portfolio’s distribution fee.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) Management will continue to monitor, and the Board or the I/B/F IRC will periodically review, the Fund’s performance, and it is reasonable to permit the Sub-Adviser to continue to manage the Fund to meet Management’s expectation of more favorable longer-term performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Emerging Markets Fixed Income Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Emerging Markets Fixed Income Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund underperformed its Morningstar category median and its primary benchmark for all periods presented; and (2) the Fund is ranked in the fifth (lowest) quintile of its Morningstar category for all periods presented.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of underperformance during certain periods, including its representations that an overweight in certain geographical sectors negatively affected performance; and (2) the Fund launched in December 2005, and therefore had a limited operating history for purposes of analyzing Fund performance.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Emerging Markets Fixed Income Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of an advisory fee and a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Fund was launched in December 2005, and it is reasonable to permit the Fund to establish a longer operating history for purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Foreign Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Foreign Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund outperformed its Morningstar category median for the year-to-date and one-year periods, but underperformed for the most recent calendar quarter; (2) the Fund underperformed its primary benchmark for the most recent calendar quarter and the year-to-date periods, but outperformed for the one-year period; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the year-to-date and one-year periods and in the fourth quintile of its Morningstar category for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Foreign Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Bond Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Bond Fund, the Board considered that the Fund was launched on June 30, 2006 and had no operating history as of June 30, 2006.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Global Bond Fund, the Board took into account the factors described above and also considered (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund (inclusive of the advisory fee and a 0.10% administration fee) is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund was launched in June 2006, and it is reasonable to permit the Fund to establish an operating history sufficient to appropriately evaluate performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Equity Dividend Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Equity Dividend Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund outperformed its Morningstar category median and its benchmark for the most recent calendar quarter and year-to-date periods, but underperformed both for the one-year period; and (2) the Fund is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods and in the fourth quintile of its Morningstar category for the one-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Global Equity Dividend Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Global Equity Dividend Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Natural Resources Fund (formerly, ING Precious Metals Fund)

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Natural Resources Fund (formerly, ING Precious Metals Fund), the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its broad-based, primary benchmark and its style-specific benchmark for all periods presented, except that it underperformed both indices for the most recent calendar quarter and it underperformed its broad-based index for the ten-year period; and (3) the Fund is ranked in the third quintile of its Morningstar category for the one-and five-year periods, in the fourth quintile for the year-to-date and ten-year periods, and in the fifth (lowest) quintile for the most recent quarter and three-year periods. In analyzing this performance data, the Board took into account that the Fund’s strategy would be changed in the fourth quarter of 2006 to a global natural resources strategy.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Global Natural Resources Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Real Estate Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Real Estate Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund outperformed its Morningstar category median for the one- and three-year periods, but underperformed for the most recent calendar quarter and year-to-date periods; (2) the Fund outperformed its primary benchmark for the year-to-date and one-year periods, but underperformed it for the most recent calendar quarter and three-year period; and (2) the Fund is ranked in the first (highest) quintile of its Morningstar category for the one- and three-year periods, in the third quintile for the year-to-date period and in the fourth quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Global Real Estate Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fee, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of an advisory fee and a 0.10% administration fee) for the Fund is equal to the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions

ING Global Value Choice Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Value Choice Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund outperformed its Morningstar category median for the most recent calendar quarter, year-to-date, one- and ten-year periods, but underperformed for the three- and five-year periods; (2) the Fund outperformed its primary benchmark for the year-to-date and one-year periods, but underperformed for the most recent calendar

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

quarter, three- and five-year periods; (3) the Fund is ranked in the second quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, in the third quintile of its Morningstar category for the one- and ten-year periods, in the fourth quintile of its Morningstar category for the three-year period, and in the fifth (lowest) quintile of its Morningstar category for the five-year period.

In analyzing this performance data, the Board took into account Management’s representations that the performance for the three- and five-year periods includes performance of the Fund’s previous sub-adviser. The Board also noted that there had been a change in portfolio managers in April 2006, and since that time short-term performance had shown improvement.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Global Value Choice Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of an advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Greater China Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Greater China Fund, the Board considered that based on performance data for the periods ended June 30, 2006: (1) the Fund outperformed its Morningstar category median and its primary benchmark for the most recent calendar quarter and year-to-date periods; and (2) the Fund is ranked in the second quintile of its Morningstar category for the most recent calendar quarter and the year-to-date periods. In analyzing this performance data, the Board noted that the Fund commenced operations in December 2005.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Greater China Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund (inclusive of the advisory fee and a 0.10% administration fee) is equal to the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

weight to different individual factors and related conclusions.

ING Index Plus International Equity Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Index Plus International Equity Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund outperformed its Morningstar category median for the most recent calendar quarter but underperformed for the year-to-date period; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the second quintile of its Morningstar category for the most recent calendar quarter and in the fourth quintile of its Morningstar category for the year-to-date period. In analyzing this performance data, the Board took into account that the Fund launched in December 2005, and therefore had a limited operating history for purposes of analyzing Fund performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Index Plus International Equity Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of an advisory fee and a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Fund was launched in December 2005, and it is reasonable to permit the Fund to establish a longer operating history for purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Capital Appreciation Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Capital Appreciation Fund, the Board considered that based on performance data for the periods ended June 30, 2006: (1) the Fund equaled its Morningstar category median for the most recent calendar quarter, but underperformed for the year-to-date period; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the third quintile of its Morningstar category for the most recent calendar quarter and in the fifth (lowest) quintile of its Morningstar category for the year-to-date period. In analyzing this performance data, the Board also took into account that the Fund was launched on December 21, 2005 and has less than one year of operating history.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING International Capital Appreciation Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is below the median and equal to the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund was launched in December 2005, and it is reasonable to permit the Fund to establish a longer operating history for purposes of

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Growth Opportunities Fund (formerly, ING International Fund)

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Growth Opportunities Fund (formerly ING International Fund), the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund underperformed its Morningstar category median and its primary benchmark for all periods presented, except it outperformed both performance measures for the ten-year period; and (2) the Fund is ranked in the second quintile of its Morningstar category for the ten-year period, in the fourth quintile of its Morningstar category for the five-year period, and in the fifth (lowest) quintile of its Morningstar category for the most recent calendar quarter, year-to-date, one- and three-year periods.

In analyzing this performance data, the Board took into account that, in April 2006, the Fund’s portfolio managers were changed to address the Board’s concerns about the Fund’s underperformance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING International Growth Opportunities Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING International Growth Opportunities Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of an advisory fee and a 0.10% administration fee) for the Fund is above the median and below the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) there was a change in the Fund’s portfolio managers in April 2006, and it is reasonable to allow the Sub-Adviser to continue to manage the Fund to assess whether performance improves as a result of the changes that have been implemented; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Real Estate Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Real Estate Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: the Fund underperformed its Morningstar category median and its primary benchmark for the most recent calendar quarter. In considering this performance data, the Board took into account that the Fund launched in February 2006, and therefore had a limited operating history for purposes of analyzing Fund performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING International Real Estate Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of an advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Fund is equal to the median and above the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Fund was launched in February 2006, and it is reasonable to permit the Fund to establish a longer operating history for purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International SmallCap Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International SmallCap Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund outperformed its Morningstar category median for one-, three- and ten-year periods, but underperformed for the most recent calendar quarter, year-to-date, and five-year periods; (2) the Fund outperformed its primary benchmark for the most recent calendar quarter, year-to-date, one- and ten-year periods, but underperformed for the three- and five-year periods; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the ten-year period, in the second quintile for the one-year period, in the third quintile of its Morningstar category for the three-year period, in the fourth quintile of its Morningstar category for the year-to-date period, and in the fifth (lowest) quintile for the most recent calendar quarter and five-year periods.

In analyzing this performance data, the Board took into account that Management anticipated the addition to the Fund of a new investment sleeve, managed by a second Sub-Adviser, to address capacity issues.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING International SmallCap Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING International SmallCap Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Fund’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Value Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Value Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund underperformed its primary benchmark for the most recent calendar quarter, but outperformed for all other periods presented; (2) the Fund outperformed its Morningstar category median for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the ten-year period, in the second quintile for the one- and three-year periods, and in the third quintile of its Morningstar category for the most recent calendar quarter, year-to-date and five-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING International

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Value Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING International Value Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Value Choice Fund

In considering whether to approve the renewal of the Advisory Contract for ING International Value Choice Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund underperformed its Morningstar category median and its primary benchmark for all periods presented; and (2) the Fund is ranked in the fourth quintile of its Morningstar category for the most recent calendar quarter and one-year periods and in the fifth (lowest) quintile of its Morningstar category for the year-to-date period.

In analyzing this performance data, the Board took into account: (1) the Fund was launched in February 2005, and therefore its performance history is limited; (2) Management’s analysis regarding the Sub-Adviser’s underperformance, including its representations that sector allocations and stock selection contributed negatively to performance; and (3) Management will continue to monitor, and the Board or the I/B/F IRC will periodically review, the Fund’s performance.

In considering the fees payable under the Advisory Contract for ING International Value Choice Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING International Value Choice Fund, as compared to its Selected Peer Group, including Management’s analysis that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) taking into consideration that the Fund was launched in February 2005, and that Management will continue to monitor, and the Board or the I/B/F IRC will periodically review, the Fund’s performance, it is reasonable to permit the Sub-Adviser to continue to manage the Fund for purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Russia Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Russia Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund outperformed its Morningstar category median and its primary benchmark for all periods presented; (2) the Fund underperformed its

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

style-specific benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

BOARD CONSIDERATION AND APPROVAL OF NEW INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS FOR NEW FUNDS

Section 15 of the 1940 mandates that, when a Fund enters into a new advisory or sub-advisory arrangement, the Trustees, including a majority of the Independent Trustees, must approve the new Advisory and Sub-Advisory Contracts with respect to the Fund. During 2006, the following Funds (the “New Funds”) were first offered to the public, and the Board approved the Advisory and Sub-Advisory Contracts for these Funds prior their launch: ING Disciplined International SmallCap Fund and ING International Value Opportunities Fund.

The Board’s consideration of the new advisory and sub-advisory arrangements related to the launch of each of the New Funds is discussed below. In considering the Advisory and Sub-Advisory Contracts for the New Funds, the Board members considered a number of factors they believed, in light of the legal advice furnished to them by K&L Gates, their independent legal counsel, and their own business judgment, to be relevant. Based on these considerations, the Board determined to approve the Advisory and Sub-Advisory Contracts for the Funds.

ING Disciplined International SmallCap Fund

The Board considered whether to approve the Advisory and Sub-Advisory Contracts for ING Disciplined International Small Cap Fund at an in-person meeting held on November 9, 2006. In making its determinations with respect to such approvals, the Board received and evaluated such information as it deemed necessary for an informed determination of whether each agreement, and the proposed policies and procedures for the Fund, should be approved.

The materials provided to the Board in support of ING Disciplined International Small Cap Fund’s advisory and sub-advisory arrangements included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of the Fund that discusses, among other things, its Sub-Adviser’s experience and expertise in the management of quantitative, enhanced-index strategies; (2) information about the Fund’s investment objective and strategies and anticipated portfolio characteristics; (3) FACT sheets for the Fund that compare the Fund’s proposed fee structure to its comparable Selected Peer Group and its Morningstar category median; (4) responses from the Adviser and the Fund’s Sub-Adviser to questions posed by K&L Gates, on behalf of the Independent Trustees; (5) supporting documentation, including copies of the forms of Advisory and Sub-Advisory Contracts for the Fund; and (6) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by the Adviser in the context of its oversight of other sub-advisers managing funds in the ING Funds complex, and by the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Sub-Adviser in connection with its management of other funds in the ING Funds complex.

At the November 2006 meeting, the Board took into account that the Fund would be subject to the standard policies and procedures of ING Mutual Funds previously approved by the Board for other series of ING Mutual Funds and approved in accordance with Rule 38a-1 under the 1940 Act. The Board also noted that, in managing the Fund, the Adviser and Sub-Adviser each would be subject to procedures adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940 that had been previously approved by the Board in connection with other funds in the ING Funds complex.

The Board’s consideration of whether to approve the Advisory Contract on behalf of the Fund took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by the Adviser to the Fund under the proposed Advisory Contract; (2) the Adviser’s experience as a manager-of-managers overseeing sub-advisers to other Funds; (3) the Adviser’s strength and reputation within the industry; (4) the fairness of the compensation under the proposed Advisory Contract in light of the services to be provided to the Fund and taking into account the sub-advisory fees payable by the Adviser to the Sub-Adviser; (5) the costs for the services to be provided by the Adviser, including that the advisory contract has level fees that do not include breakpoint discounts; (6) the pricing structure (including the estimated expense ratio to be borne by shareholders) of the Fund, including that: (a) the proposed management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in the Fund’s Selected Peer Group, and (b) the estimated expense ratio for the Fund is below the median and average expense ratios of the funds in the Fund’s Selected Peer Group; (7) the projected profitability of the Adviser when sub-advisory fees payable by the Adviser to the Sub-Adviser are taken into account; (8) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Adviser, including its management team’s expertise in the management of other Funds; (9) the Adviser’s compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the federal securities laws, which had previously been approved by the Board in connection with their oversight of other funds in the ING Funds complex; (10) the information that had been provided by the Adviser at regular Board meetings, and in anticipation of the November 2006 meeting, with respect to its capabilities as a manager-of-managers; and (11) “fall-out benefits” to the Adviser and its affiliates that were anticipated to arise from the Adviser’s management of the Fund.

In reviewing the proposed Sub-Advisory Contract, the Board considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view of the Sub-Adviser’s capabilities in managing in the quantitative, small-capitalization strategy to be employed by the Fund; (2) Management’s representations that while the Fund represents a new investment discipline for the Sub-Adviser, the Sub-Adviser has proven expertise with respect to other quantitative products; (3) the Sub-Adviser’s strength and reputation in the industry; (4) the nature and quality of the services to be provided by the Sub-Adviser under the proposed Sub-Advisory Contract; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Sub-Adviser and its fit among the stable of managers in the ING Funds line-up; (6) the fairness of the compensation under the proposed Sub-Advisory Contract in light of the services to be provided by and the projected profitability of the Sub-Adviser; (7) the costs for the services to be provided by the Sub-Adviser, including that the Sub-Advisory Contract would have level fees that do not include breakpoints; (8) the Sub-Adviser’s operations and compliance program, including its policies and procedures intended to assure compliance with the federal securities laws, which had previously been approved by the Board as part of its oversight of other funds in the ING Funds complex; (9) the Sub-Adviser’s financial condition; (10) the appropriateness of the selection of the Sub-Adviser in light of the Fund’s proposed investment objective; and (11) the Sub-Adviser’s Code of Ethics, which has previously been approved for other ING Funds, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

considered by the Board; and (4) each of the Adviser and the Sub-Adviser maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of the compliance program. Based on these conclusions and other factors, the Board voted to approve the Advisory and Sub-Advisory Contracts for the Fund. During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ING International Value Opportunities Fund

The Board considered whether to approve the Advisory and Sub-Advisory Contracts for ING International Value Opportunities Fund at an in-person meeting held on January 11, 2007. In making its determinations with respect to such approvals, the Board received and evaluated such information as it deemed necessary for an informed determination of whether each agreement, and the proposed policies and procedures for the Fund, should be approved.

The materials provided to the Board in support of the advisory and sub-advisory arrangements included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of the Fund that discusses, among other things, the Sub-Adviser’s experience and expertise in the management in the value and global investment mandates; (2) information about the Fund’s proposed investment objective and strategies and anticipated portfolio characteristics; (3) FACT sheets for the Fund that compare the Fund’s proposed fee structure to its comparable Selected Peer Group and its Morningstar category median; (4) responses from the Adviser and the Sub-Adviser to questions posed by K&L Gates on behalf of the Independent Trustees; (5) supporting documentation, including copies of the forms of Advisory and Sub-Advisory Contracts for the Fund; and (6) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by the Adviser in the context of the Adviser’s oversight of other sub-advisers managing other funds in the ING Funds complex, and by the Sub-Adviser in connection with its management of other funds in the ING Funds complex.

At the January 2007 meeting, the Board considered that the Fund would be subject to the standard policies and procedures of ING Mutual Funds previously approved by the Board for other series of ING Mutual Funds and approved in accordance with Rule 38a-1 under the 1940 Act. The Board also noted that, in managing the Fund, the Adviser and the Sub-Adviser each would be subject to procedures adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940 that had been previously approved by the Board in connection with other funds in the ING Funds complex.

The Board’s consideration of whether to approve the Advisory Contract on behalf of the Fund took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by the Adviser to the Fund under the proposed Advisory Contract; (2) the Adviser’s experience as a manager-of-managers overseeing sub-advisers to other funds within the ING Funds complex; (3) the Adviser’s strength and reputation within the industry; (4) the fairness of the compensation under the proposed Advisory Contract in light of the services to be provided to the Fund and taking into account the sub-advisory fees payable by the Adviser to the Sub-Adviser; (5) the costs for the services to be provided by the Adviser, including that the proposed advisory fee would be subject to breakpoint discounts, which would result in a lower advisory fee in the future when the Fund achieves sufficient asset levels to receive a breakpoint discount; (6) the pricing structure (including the estimated expense ratio to be borne by shareholders) of the Fund, including that: (a) the proposed management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in the Fund’s Selected Peer Group, and (b) the Fund’s estimated expense ratio is below the median and average expense ratios of the funds in the Fund’s Selected Peer Group; (7) the projected profitability of the Adviser when sub-advisory fees payable by the Adviser to the Sub-Adviser are taken into account; (8) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Adviser, including its management team’s expertise in the management of other Funds; (9) the Adviser’s compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the federal securities laws, which had previously been approved by the Board in connection with their oversight of other funds in the ING Funds complex; (10) the information that had been provided by the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Adviser at regular Board meetings, and in anticipation of the January 2007 meeting, with respect to its capabilities as a manager-of-managers; and (11) “fall-out benefits” to the Adviser and its affiliates that were anticipated to arise from the Adviser’s management of the Fund.

In reviewing the proposed Sub-Advisory Contract, the Board considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view of the Sub-Adviser’s capabilities in managing in the strategy to be employed by the Fund; (2) Management’s representations that, while the Fund represents a new investment discipline for the Sub-Adviser, the Sub-Adviser’s value portfolio management team’s expertise with respect to other investment products provides a solid foundation for recommending the launch of the Fund; (3) the Sub-Adviser’s strength and reputation in the industry; (4) the nature and quality of the services to be provided by the Sub-Adviser under the proposed Sub-Advisory Contract; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Sub-Adviser and its fit among the stable of managers in the ING Funds line-up; (6) the fairness of the compensation under the proposed Sub-Advisory Contract in light of the services to be provided by and the projected profitability of the Sub-Adviser as the Fund’s sub-adviser; (7) the costs for the services to be provided by the Sub-Adviser, including that it would charge a sub-advisory fee with breakpoints, and that the sub-advisory fee would be payable out of the Adviser’s advisory fee and, therefore, these breakpoint discounts would inure to the benefit of the Adviser; (8) the Sub-Adviser’s operations and compliance program, including its policies and procedures intended to assure compliance with the federal securities laws, which had previously been approved by the Board as part of its oversight of other funds in the ING Funds complex; (9) the Sub-Adviser’s financial condition; (10) the appropriateness of the selection of the Sub-Adviser in light of the Fund’s proposed investment objective; and (11) the Sub-Adviser’s Code of Ethics, which has previously been approved for other ING Funds, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) each of the Adviser and the Sub-Adviser maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of the compliance program. Based on these conclusions and other factors, the Board voted to approve the Advisory and Sub-Advisory Contracts for the Fund. During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

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ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund ING Growth and Income Fund ING Real Estate Fund

Domestic Equity Growth Funds

ING 130/30 Fundamental Research Fund
ING Disciplined LargeCap Fund
ING Fundamental Research Fund
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING Small Company Fund
ING SmallCap Opportunities Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund ING Index Plus MidCap Fund ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund ING LargeCap Value Fund ING MagnaCap Fund ING SmallCap Value Choice Fund ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund ING High Yield Bond Fund ING Intermediate Bond Fund ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund ING Global Natural Resources Fund ING Global Real Estate Fund ING Global Science and Technology Fund ING Global Value Choice Fund

International Equity Funds

ING Disciplined International SmallCap Fund
ING Emerging Countries Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Equity Fund
ING International Growth Opportunities Fund
ING International Real Estate
ING International SmallCap Fund
ING International Value Fund
ING International Value Choice Fund
ING Russia Fund

Global and International Fixed-Income Funds

ING Emerging Markets Fixed Income Fund ING Global Bond Fund

International Fund-of-Funds

ING Diversified International Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Money Market Fund ING Classic Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Conservative Fund ING Strategic Allocation Growth Fund ING Strategic Allocation Moderate Fund

*	An investment in the funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian

The Bank of New York
One Wall Street
New York, New York 10286

Legal Counsel

Dechert
1775 I Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRSAR-UINTALL (0407-062807)

Item 2.  Code of Ethics.

Not required for semi-annual filing.

Item 3.  Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.  Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.  Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.  Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minium qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Mutual Funds

By	/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer

Date:	July 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer

Date:	July 9, 2007

By	/s/ Todd Modic

Todd Modic Senior Vice President and Chief Financial Officer

Date:	July 9, 2007